           As filed with the Securities and Exchange Commission on April 1, 2014

                                            1933 Act Registration No. 333-145235

                                             1940 Act Registration No. 811-08579

                                                              CIK No. 0001051932
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                                    FORM N-6

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Post-Effective Amendment No. 9

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                Amendment No. 84

             Lincoln Life Flexible Premium Variable Life Account R
                           (Exact Name of Registrant)

                              Lincoln SVULone2007

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                           (Exact Name of Depositor)

                           1300 South Clinton Street
                           Fort Wayne, Indiana 46802
              (Address of Depositor's Principal Executive Offices)

       Depositor's Telephone Number, Including Area Code: (260) 455-2000

                                  Adam Ciongli
                  The Lincoln National Life Insurance Company
                         150 North Radnor Chester Road
                                Radnor, PA 19087
                    (Name and Address of Agent for Service)

                                    Copy To:
                                John L. Reizian
                  The Lincoln National Life Insurance Company
                               350 Church Street
                               Hartford, CT 06103

            Approximate Date of Proposed Public Offering: Continuous

                     Title of Securities being registered:
  Indefinite Number of Units of Interest in Variable Life Insurance Contracts.

An indefinite amount of the securities being offered by the Registration
                 Statement has been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Form 24F-2 for the Registrant for the fiscal year ending
December 31, 2013 was filed March 26, 2014.

It is proposed that this filing will become effective:
/ /  immediately upon filing pursuant to paragraph (b)
/X/  on May 1, 2014 pursuant to paragraph (b)
/ /  60 days after filing pursuant to paragraph (a)(1)
/ /  on April 1, 2010 pursuant to paragraph (a)(1) of Rule 485.
/ / This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment. Such effective date shall be October 18, 2013.

Lincoln Life Flexible Premium Variable Life Account R
The Lincoln National Life Insurance Company

Home Office Location:
1300 South Clinton Street
P.O. Box 1110
Fort Wayne, IN 46802
(800) 454-6265

Administrative Office:
Customer Service Center
One Granite Place
Concord, NH 03301
(800) 487-1485

--------------------------------------------------------------------------------
 A Flexible Premium Variable Life Insurance Policy On the Lives of Two Insureds
--------------------------------------------------------------------------------

     This prospectus describes Lincoln SVULONE2007, a flexible premium variable life insurance contract (the "Policy"), offered by The Lincoln National Life Insurance Company ("Lincoln Life", "the Company", "We", "Us", "Our"). The Policy provides for death benefits and policy values that may vary with the performance of the underlying investment options. Read this prospectus carefully to understand the Policy being offered. Remember, you are looking to the financial strength of the Company for fulfillment of the contractual promises and guarantees, including those related to death benefits.



     The state in which your Policy is issued will govern whether or not certain features, riders, charges and fees will be allowed in your Policy. You should refer to your Policy for these state-specific features. Please check with your financial advisor regarding their availability.



     You, the Owner, may allocate Net Premiums to the variable Sub-Accounts of our Flexible Premium Variable Life Account R, established on December 2, 1997 ("Separate Account"), or to the Fixed Account. Each Sub-Account invests in shares of a certain fund offered by the following fund families. These funds are collectively known as the Elite Series. Comprehensive information on the funds may be found in the funds' prospectuses which is furnished with this prospectus.
                      o AIM Variable Insurance Funds (Invesco Variable Insurance Funds)


                      o AllianceBernstein Variable Products Series Fund

                      o American Century Variable Portfolios II, Inc.

                      o American Funds Insurance Series (Reg. TM)

                      o BlackRock Variable Series Funds, Inc.

                      o Delaware VIP (Reg. TM) Trust

                      o DWS Variable Series II

                      o Fidelity (Reg. TM) Variable Insurance Products

                      o Franklin Templeton Variable Insurance Products Trust


                      o Legg Mason Partners Variable Equity Trust


                      o Lincoln Variable Insurance Products Trust

                      o MFS (Reg. TM) Variable Insurance TrustSM

                      o PIMCO Variable Insurance Trust


     Additional information on Lincoln Life, the Separate Account and this Policy may be found in the Statement of Additional Information (the "SAI"). See the last page of this prospectus for information on how you may obtain the SAI.



     Certain terms used in this prospectus are defined within the sentences where they appear, within relevant provisions of the prospectus, including footnotes or they may be found in the prospectus Glossary, if one is provided, at the back of the prospectus.


     To be valid, this prospectus must have the current funds' prospectuses with it. Keep all prospectuses for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or determined this prospectus is accurate or complete. It is a criminal offense to state otherwise.

This Policy may not be available in all states, and this prospectus only offers the Policy for sale in jurisdictions where such offer and sale are lawful.



                         Prospectus Dated: May 1, 2014

                               Table of Contents






Contents                                                Page
--------------------------------------------------      -----
POLICY SUMMARY....................................         3
    Benefits of Your Policy.......................         3
    Risks of Your Policy..........................         4
    Charges and Fees..............................         5
LINCOLN LIFE, THE SEPARATE ACCOUNT AND
  THE GENERAL ACCOUNT.............................        10
    Fund Participation Agreements.................        11
    Distribution of the Policies and
      Compensation................................        11
    Sub-Accounts and Funds........................        12
    Sub-Account Availability and Substitution of
      Funds.......................................        18
    Voting Rights.................................        19
POLICY CHARGES AND FEES...........................        19
    Premium Load; Net Premium Payment.............        20
    Surrender Charges.............................        20
    Partial Surrender Fee.........................        21
    Transfer Fee..................................        21
    Mortality and Expense Risk Charge.............        21
    Fixed Account Asset Charge....................        21
    Cost of Insurance Charge......................        21
    Administrative Fee............................        22
    Policy Loan Interest..........................        22
    Rider Charges.................................        22
YOUR INSURANCE POLICY.............................        23
    Application...................................        24
    Owner.........................................        24
    Right to Examine Period.......................        25
    Initial Specified Amount......................        25
    Transfers.....................................        25
    Market Timing.................................        26
    Optional Sub-Account Allocation Programs......        28
    Riders........................................        28
    Continuation of Coverage......................        37
    Termination of Coverage.......................        37


Contents                                                Page
--------------------------------------------------      -----
    State Regulation..............................        37
PREMIUMS..........................................        37
    Allocation of Net Premium Payments............        38
    Planned Premiums; Additional Premiums.........        38
    Policy Values.................................        38
    Persistency Bonus.............................        39
DEATH BENEFITS....................................        40
    Death Benefit Options.........................        40
    Changes to the Initial Specified Amount and
      Death Benefit Options.......................        41
    Death Benefit Proceeds........................        41
POLICY SURRENDERS.................................        42
    Partial Surrender.............................        43
POLICY LOANS......................................        43
LAPSE AND REINSTATEMENT...........................        44
    No-Lapse Protection...........................        44
    Reinstatement of a Lapsed Policy..............        45
TAX ISSUES........................................        46
    Taxation of Life Insurance Contracts in
      General.....................................        46
    Policies That Are MECs........................        47
    Policies That Are Not MECs....................        47
    Last Survivor Contract........................        48
    Other Considerations..........................        48
    Fair Market Value of Your Policy..............        49
    Tax Status of Lincoln Life....................        50
RESTRICTIONS ON FINANCIAL
  TRANSACTIONS....................................        50
LEGAL PROCEEDINGS.................................        50
FINANCIAL STATEMENTS..............................        50
CONTENTS OF THE STATEMENT OF
  ADDITIONAL INFORMATION..........................        51
GLOSSARY OF TERMS.................................        52

POLICY SUMMARY


Benefits of Your Policy

Death Benefit Protection. The Policy this prospectus describes is a variable life insurance policy which provides death benefit protection on the lives of two Insureds. Upon the death of the first Insured, the Policy pays no death benefit. The Policy will pay the death benefit only when the second Insured has died. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. It is not meant to be used for speculation, arbitrage, viatical arrangements or other collective investment schemes. The Policy may not be traded on any stock exchange and is not intended to be sold on any secondary market. You should consider other forms of investments if you do not need death benefit protection, as there are additional costs and expenses in providing the insurance. Benefits of the Policy will be impacted by a number of factors discussed in this prospectus, including adverse investment performance and the amount and timing of Premium Payments.


Tax Deferred Accumulation. Variable life insurance has significant tax advantages under current tax law. Policy values accumulate on a tax-deferred basis. A transfer of values from one Sub-Account to another within the Policy currently generates no current taxable gain or loss. Any investment income and realized capital gains within a Sub-Account or interest from the Fixed Account are automatically reinvested without being taxed to the Owner.

Access to Your Policy Values. Variable life insurance offers access to policy values. You may borrow against your Policy or surrender all or a portion of your Policy. Your Policy can support a variety of personal and business financial planning needs.


Flexibility. The Policy is a flexible premium variable life insurance contract in which flexible Premium Payments are permitted. You may select death benefit options and policy riders. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment Sub-Account choices within your Policy. With the wide variety of investment Sub-Accounts available, it is possible to fine tune an investment mix to meet changing personal objectives or investment conditions. Premium Payments and policy values you choose to allocate to Sub-Accounts are used by us to purchase shares of funds which follow investment objectives similar to the investment objectives of the corresponding Sub-Account. Those funds are referred to in this prospectus as "Underlying Funds". You should refer to this prospectus and the prospectus for each Underlying Fund for comprehensive information on the Sub-Accounts and the Underlying Funds. You may also allocate Premiums and policy values to the Fixed Account.


No-Lapse Protection. Your Policy will include two riders which may help you manage some of the risk of Policy Lapse.


The No-Lapse Enhancement Rider may prevent a Policy from lapsing where the Net Accumulation Value under your Policy is insufficient to cover the Monthly Deductions if the requirements of the rider, including requirements as to timing and amount of Premium Payments, are met. The duration of lapse protection provided will be determined monthly, and it will vary based on the calculations described in detail in the rider. Please note that it does not provide any additional death benefit amount or any increase in your policy value. Also, it does not provide any type of market performance guarantee. While this rider is effective, there are certain requirements and limitations that are imposed which may restrict the allocations you may wish to make.

The Premium Reserve Rider allows you to pay Premiums in addition to those you plan to pay for the base Policy and to have such amounts accumulate in the same manner as if they had been allocated to your Policy without, as detailed in the rider, being subject to all charges and expenses of your Policy. For example, this rider can be used to fund future Premium Payments if needed while retaining the flexibility to withdraw such funds from the rider without reducing the Policy's Specified Amount (or being subject to withdrawal fees or Surrender Charges) in the event the funds are not needed due to favorable investment performance. Premiums allocated to the Premium Reserve Rider do not increase the Policy's Accumulation Value and, therefore, will not decrease the Net Amount at Risk. Since the Net Amount at Risk will not be reduced, current Cost of Insurance Charges will not be reduced. However, the Policy's death benefit will be increased by the Premium Reserve Rider Accumulation Value less

Indebtedness. Refer to the section headed "Premium Reserve Rider" in the Riders section of this prospectus for more information about the benefits of this rider.




Risks of Your Policy


Fluctuating Investment Performance. A Sub-Account is not guaranteed and will increase and decrease in value according to investment performance of the Underlying Fund. Policy values in the Sub-Accounts are not guaranteed. If you put money into the Sub-Accounts, you assume all the investment risk on that money. A comprehensive discussion of each Sub-Account's and Underlying Fund's objective and risk is found in this prospectus and in each Underlying Fund's prospectus, respectively. You should review these prospectuses before making your investment decision. Your choice of Sub-Accounts and the performance of the Underlying Funds will impact the Policy's Accumulation Value and will impact how long the Policy remains in force, its tax status, and the amount of Premium you need to pay to keep the Policy in force.

Policy Values in the Fixed Account. Premium Payments and policy values allocated to the Fixed Account are held in the Company's General Account. Note that there are significant limitations on your right to transfer amounts to the Fixed Account and, due to these limitations, if you want to transfer all of the balance of the Fixed Account to one or more Sub-Accounts, it may take several years to do so. Therefore, you should carefully consider whether the Fixed Account meets your investment needs. Unlike assets held in the Company's Separate Account, of which the Sub-Accounts form a part, the assets of the General Account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. The general liabilities of the Company include obligations we assume under other types of insurance policies and financial products we sell and it is important to remember that you are relying on the financial strength of the Company for the fulfillment of the contractual promises and guarantees we make to you in the Policy, including those relating to the payment of death benefits. For more information, please see "Lincoln Life, The Separate Account and The General Account" or "Transfers" sections of this prospectus.


Unsuitable for Short-Term Investment. This Policy is intended for long-term financial and investment planning for persons needing death benefit protection, and it is unsuitable for short-term goals. Your Policy is not designed to serve as a vehicle for frequent trading.


Policy Lapse. Sufficient Premiums must be paid to keep your Policy in force. There is a risk of lapse if Premiums are too low in relation to the insurance amount and if investment results of the Sub-Accounts you have chosen are adverse or are less favorable than anticipated. Outstanding Policy Loans and Partial Surrenders will increase the risk of lapse.

In addition to paying sufficient Premiums and being cognizant of the impact of outstanding Policy Loans and Partial Surrenders on policy values, you also have the No-Lapse Enhancement Rider and the Premium Reserve Rider, briefly noted above and discussed in more detail in the Riders section of this prospectus, to help you manage some of the risk of Policy Lapse.

Decreasing Death Benefit. Any outstanding Policy Loans and any amount that you have surrendered will reduce your Policy's death benefit. Depending upon your choice of Death Benefit Option, adverse performance of the Sub-Accounts you choose may also decrease your Policy's death benefit.


Consequences of Surrender. Surrender Charges are assessed if you surrender your Policy within the first 10-15 Policy Years. Depending on the amount of Premium paid, or any Reduction in Specified Amount, there may be little or no Surrender Value available. Partial Surrenders may reduce the policy value and death benefit, and may increase the risk of lapse. To avoid lapse, you may be required to make additional Premium Payments. Full or Partial Surrenders may result in tax consequences.

Tax Consequences. As noted in greater detail in the section headed "Tax Issues", the federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change. There are other federal tax consequences such as estate, gift and generation skipping transfer taxes, as well as state and local income, estate and inheritance tax consequences. You should always consult a tax advisor about the application of federal and state tax rules to your individual situation. The following discussion highlights tax risks in general, summary terms.

Tax Treatment of Life Insurance Contracts. Your Policy is designed to enjoy the favorable tax treatment afforded life insurance, including the exclusion of death benefits from income tax, the ability to take distributions and loans over the life of your Policy, and the deferral of taxation of any increase in the value of your Policy. If the Policy does fail to qualify, you will be subject to the denial of those important benefits. In addition, if you pay more Premiums than permitted under the federal tax law your Policy may still be life insurance but will be classified as a Modified Endowment Contract ("MEC") whereby only the tax benefits applicable to death benefits will apply and distributions will be subject to immediate taxation and to an added penalty tax.


Tax Law Compliance. We believe that the Policy will satisfy the federal tax law definition of life insurance, and we will monitor your Policy for compliance with the tax law requirements. The discussion of the tax treatment of your Policy is based on the current Policy, as well as the current rules and regulations governing life insurance. Please note that changes made to the Policy, as well as any changes in the current tax law requirements, may affect the Policy's qualification as life insurance or may have other tax consequences.



Charges and Fees

This section describes the fees and expenses that you will pay when buying, owning and surrendering your Policy. Refer to the "Policy Charges and Fees" section later in this prospectus for more information.



Table I describes the fees and expenses that you will pay at the time you purchase your Policy, surrender your Policy, or transfer policy values between Sub-Accounts.

                                             Table I: Transaction Fees
                                          When Charge                                     Amount
          Charge                          is Deducted                                    Deducted
 Maximum Sales Charge          When you pay a Premium.                7.0% in Policy Years 1-20 and 4.0% in Policy
 Imposed on Premiums                                                  Years 21 and later. 1
 (Premium Load), as a
 percentage of Premiums
 paid.
 Surrender Charge* 2
 A dollar amount per           For up to 15 years from the
 $1,000 of Specified           Policy Date and up to 15 years
 Amount.                       from the effective date of each
                               increase in Specified Amount, a
                               Surrender Charge will be
                               deducted at the time you effect
                               a Full Surrender of your Policy.
                               For up to 10 years from the
                               Policy Date or up to 10 years
                               from the effective date of each
                               increase in Specified Amount, a
                               Surrender Charge will be
                               deducted at the time you effect
                               a Reduction in Specified
                               Amount.
  Maximum Charge                                                      $60.00 per $1,000.
  Minimum Charge                                                      $0.00 per $1,000.
  Maximum Charge for                                                  $25.85 per $1,000.
  Representative
  Insureds: male and
  female, both age 55,
  standard non-tobacco,
  in year one.
 Transfer Fee                  Applied to any transfer request        $25
                               in excess of 24 made during
                               any Policy Year.


  * These charges and costs vary based on individual characteristics. The charges and costs shown in the table may not be representative of the charges and costs that a particular Owner will pay. You may obtain more information about the particular charges that would apply to you by requesting a personalized policy illustration from your financial advisor.


  1 The Maximum Sales Charge Imposed on Premiums is anticipated to cover the
   Company's costs for sales expenses and any policy-related state and federal tax liabilities. Policy-related taxes imposed by states range from 0.0% to 4.0%. In considering policy-related state taxes components of the sales charge, the Company considers the average of the taxes imposed by the states rather than any taxes specifically imposed by the state in which the Owner resides. We use an average of 3% to account for state and federal tax obligations.


  2 During the life of the Policy, you may request one or more Partial
   Surrenders, each of which may not exceed 90% of your Policy's Surrender Value as of the date of your request. If you wish to surrender more than 90% of your Policy's Surrender Value, you must request a Full Surrender of your Policy, which is subject to the Surrender Charge reflected in the table above. (See section headed "Partial Surrenders" for a discussion of Partial Surrenders of your Policy.)

Table II describes the fees and expenses that you will pay periodically during the time that you own your Policy, not including the fund operating expenses shown in Table III.



                            Table II: Periodic Charges Other Than Fund Operating Expenses
                                            When Charge                                    Amount
            Charge                          is Deducted                                   Deducted
 Cost of Insurance*                 Monthly
 A dollar amount per
 $1,000 of Net Amount at
 Risk.
  Maximum Charge1                                                    $83.33 per $1,000.
  Minimum Charge                                                     $0.00 per $1,000.
  Maximum Charge for                                                 $0.00215 per month per $1,000.
  Representative
  Insureds: male and
  female, both age 55,
  standard non-tobacco,
  in year one.
 Mortality and Expense              Daily (at the end of each        A percentage of the value of the Separate
 Risk Charge ("M&E")                Valuation Day).                  Account, guaranteed not to exceed an effective
                                                                     annual rate of 0.60%.2
 Fixed Account Asset                Daily                            A percentage of the value of the Fixed Account,
 Charge                                                              guaranteed not to exceed an effective annual
                                                                     rate of 0.50%.
 Administrative Fee*                Monthly
 Flat Fee                                                            $10 in all years; plus:
 In addition, for the first
 10 Policy Years from
 Issue Date or increase in
 Specified Amount, a
 monthly fee per $1,000 of
 Initial Specified Amount
 or increase in Specified
 Amount:
  Maximum Charge                                                     $1.61 per $1,000.
  Minimum Charge                                                     $0.01 per $1,000.
  Maximum Charge for                                                 $0.17334 per $1,000.
  Representative
  Insureds: male and
  female, both age 55,
  standard non-tobacco.
 Policy Loan Interest               Annually                         5.0% annually of the amount held in the Loan
                                                                     Account.3
 No-Lapse Enhancement               N/A                              There is no charge for this rider.4
 Rider

                      Table II: Periodic Charges Other Than Fund Operating Expenses  (continued)
                                             When Charge                                     Amount
            Charge                           is Deducted                                    Deducted
 Overloan Protection Rider         One-time charge when you             Maximum charge of 5% of the then current
                                   elect to use the benefit             Accumulation Value.5
 Optional Rider Charges                                                 Individualized based on whether optional
                                                                        Rider(s) selected.
 Enhanced Surrender                Monthly (in Policy Years 2-5
 Value Rider                       only)
 A dollar amount per                                                    $0.05 per $1,000.
 $1,000 of Initial Specified
 Amount.
 Premium Reserve Rider             When you allocate a Premium          4.0% of each Premium Payment allocated to the
                                   Payment to this rider                rider.6
                                   When Rider Accumulation              3.0% of amount transferred
                                   Value is transferred to Policy
                                   during Policy Years 1-106


  * Charges and costs vary based on individual characteristics. The charges and costs shown in the table may not be representative of the charges and costs that a particular Owner will pay. You may obtain more information about the particular charges that would apply to you by requesting a personalized policy illustration from your financial advisor.


  1 Individuals with a higher mortality risk than standard issue individuals can be charged from 125% to 5,000% of the standard rate.

     2 Guaranteed at an effective annual rate of 0.60% in Policy Years 1-10 and 0.20% in Policy Years 11 and beyond.

  3 Effective annual interest rate of 5.0% in years 1-10 and 4.0% in years 11 and later. Although deducted annually, interest accrues daily. As described in the section headed "Policy Loans", when you request a Policy Loan, amounts equal to the amount of the loan you request are withdrawn from the Sub-Accounts and the Fixed Account in proportion to their respective values. Such amount is transferred to the Loan Account, which is part of the Company's General Account. Amounts in the Loan Account are credited interest at an effective annual rate guaranteed not to be less than 4.0%.

  4 There is no separate charge for the No-Lapse Enhancement Rider. The Cost of Insurance Charge for the Policy has been adjusted to reflect the addition of the rider to the Policy. See No-Lapse Enhancement Rider section for further discussion.

  5 Accumulation Value of the Policy is the sum of the Fixed Account Value, the Separate Account Value, and the Loan Account Value. See Policy Values section for detailed discussion of how each value is calculated.

  6 Allocations of Premium Payments to the rider are at your discretion.
   Allocations of Premium Payments to the rider are subject to the 4.0% charge shown in Table II and are not subject to the "Maximum Sales Charge Imposed on Premiums" shown in Table I. This 4.0% charge is called the Premium Reserve Rider Premium Load. Rider Accumulation Value allocated to the Separate Account is subject to the Mortality and Expense Risk Charge (which does not exceed 0.60% for Policy Years 1-10 and 0.20% for Policy Years 11 and later) and rider Accumulation Value allocated to the Fixed Account is subject to the Fixed Account Asset Charge (which does not exceed 0.50% for all Policy Years).


   Transfers of Accumulation Value from the rider to the Policy are not subject to the "Maximum Sales Charge Imposed on Premiums" shown in Table I, but are subject to a charge of 3.0% of the Accumulation Value transferred if such transfers are made during the first 10 Policy Years. In addition, if you request a loan from the Accumulation Value of this rider, interest is charged at the same rate as for Policy Loans. See Premium Reserve Rider section for further discussion.



Table III shows the annual fund fees and expenses that are deducted daily from the Underlying Funds in which your Sub-Account invests. The table shows the minimum and maximum total operating expenses charged by the Underlying Funds that you may pay during the time you own your Policy. More detail concerning each Underlying Fund's fees and expenses is contained in the prospectus for each Underlying Fund.

These fees and expenses may change at any time.


 Table III: Total Annual Fund Operating Expenses (expenses that are deducted from fund
                                     assets)
            Total Annual Operating Expense                  Maximum        Minimum
 Total management fees, distribution and/or service        1.87% 1         0.23%
 (12b-1) fees, and other expenses.



  1 The Total Annual Operating Expenses shown in the table do not reflect waivers and reductions. Underlying Funds may offer waivers and reductions to lower their fees. Currently such waivers and reductions range from 0.00% to 0.92%. These waivers and reductions generally extend through April 30, 2015 but may be terminated at any time by the Underlying Fund. Refer to the Underlying Fund's prospectus for specific information on any waivers or reductions in effect. The minimum and maximum percentages shown in the table include Fund Operating Expenses of mutual funds, if any, which may be acquired by the Underlying Funds which operate as Fund of Funds. Refer to such Underlying Fund's prospectus for details concerning Fund Operating Expenses of mutual fund shares acquired by it, if any. In addition, certain Underlying Funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase ("Redemption Fees") not reflected in the table above. As of the date of this prospectus, none have done so. Redemption Fees are discussed in the Market Timing section of this prospectus and further information about Redemption Fees is contained in the prospectus for such Underlying Fund, copies of which accompany this prospectus or may be obtained by calling 1-800-487-1485.

LINCOLN LIFE, THE SEPARATE ACCOUNT AND THE GENERAL ACCOUNT

The Lincoln National Life Insurance Company (Lincoln Life, the Company, we, us, our) (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance policies and annuities. Lincoln Life is wholly owned by Lincoln National Corporation
(LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to owners under the policies. Death Benefit Proceeds and rider benefits to the extent those proceeds and benefits exceed the then current Accumulation Value of your Policy are backed by the claims-paying ability of Lincoln Life. Our claims paying ability is rated from time to time by various rating agencies. Information with respect to our current ratings is available at our website noted below under "How to Obtain More Information." Those ratings do not apply to the Separate Account, but reflect the opinion of the rating agency companies as to our relative financial strength and ability to meet contractual obligations to owners of our policies. Ratings can and do change from time to time. Additional information about ratings is included in the Statement of Additional Information.


Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.


The investment performance of assets in the Separate Account is kept separate from that of the Company's General Account. Separate Account assets attributable to the Policies are not charged with the general liabilities of the Company. Separate Account income, gains and losses are credited to or charged against the Separate Account without regard to the Company's other income, gains or losses. The Separate Account's values and investment performance are not guaranteed. It is registered with the Securities and Exchange Commission (the "SEC" or the "Commission") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act") and meets the definition of "Separate Account." We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile, and in any other state or jurisdiction where this Policy is issued.

You may also allocate your Premium Payments and policy values in whole or in part to the Fixed Account ("Fixed Account"). In the Fixed Account, your principal is guaranteed. Fixed Account assets are general assets of the Company, and are held in the Company's General Account. Our general assets include all assets other than those held in separate accounts which we sponsor. We will invest the assets of the General Account in accordance with applicable law. Additional information concerning laws and regulations applicable to the investment of the assets of the General Account is included in the Statement of Additional Information.

Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our General Account to our Owners. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected policy and claims payments.


State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of reserves, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our General Account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.

How to Obtain More Information. We encourage both existing and prospective Owners to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the Separate Account, are located in the Statement of Additional Information. If you would like a free copy of the Statement of Additional Information please contact our Administration Office at the address or telephone number listed on the first page of this prospectus. In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov. You may obtain our audited statutory financial statements, any unaudited statutory financial statements that may be available as well as ratings information by visiting our website at www.LincolnFinancial.com.



Fund Participation Agreements


In order to make the Underlying Funds available, Lincoln Life has entered into agreements with the trusts or corporations and their advisors or distributors. In some of these agreements, we must perform certain administrative services for the Underlying Fund advisors or distributors. Such services include, but are not limited to transfer agent and sub-transfer agent services for Owners; aggregating and processing purchase and redemption orders; providing Owners with statements showing their positions within the funds; processing dividend payments; providing sub-accounting services for shares held by Owners; and forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and printing and delivering prospectuses and updates to Owners. For these administrative functions, we may be compensated at annual rates of between 0.00% and 0.49% based upon the assets of an Underlying Fund attributable to the Policies. Additionally, an Underlying Fund's advisor and/or distributor (or its affiliates) may provide us with certain services that assist us in the distribution of the Policies and may pay us and/or certain affiliates amounts to participate in sales meetings. This compensation may come from 12b-1 fees, or be paid by the advisors or distributors. The Underlying Funds offered by the following trusts or corporations make payments to Lincoln Life under their distribution plans in consideration of the administrative functions Lincoln Life performs: American Funds Insurance Series, Fidelity Variable Insurance Products, Lincoln Variable Insurance Products Trust, and PIMCO Variable Insurance Trust.

Payments made out of the assets of an Underlying Fund will reduce the amount of assets that otherwise would be available for investment and will reduce the return on your investment. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the Underlying Fund's average net assets, which can fluctuate over time. If, however, the value of the Underlying Fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the Underlying Fund goes down, payments to us (or our affiliates) would decrease.




Distribution of the Policies and Compensation

The Policy is distributed by broker-dealer firms through their registered representatives who are appointed as life insurance agents for the Company, subject to the terms of selling agreements entered into by such firms, the Company and the Company's Principal Underwriter, Lincoln Financial Distributors, Inc. ("LFD"). The Company's affiliates, Lincoln Financial Advisors Corporation and Lincoln Financial Services Corporation (collectively, "LFN"), have such agreements in effect with LFD and the Company. In addition to compensation for distributing the Policy as described below, the Company provides financial and personnel support to LFD and LFN for operating and other expenses, including amounts used for recruitment and training of personnel, production of literature and similar services.


The maximum total compensation we pay to any broker-dealer firm in the form of commission or expense reimbursement allowance, inclusive of any bonus incentives, with respect to policy sales is 140% of the first year Premium and 5% of all other Premiums paid. The actual amount of such compensation or the timing and manner of its receipt may be affected by a number of factors including: (a) choices the Owner has made at the time of application for the Policy, including the choice of riders; (b) the volume of business produced by the firm and its representatives; or (c) the profitability of the business the firm has placed with the Company. Also, in lieu of premium-based commission, equivalent amounts may be paid over time based on accumulation value.

In some situations, the broker-dealer may elect to share its commission or expense reimbursement allowance with its registered representatives. Registered representatives of broker-dealer firms may also be eligible for cash bonuses and "non-cash compensation." "Non-cash compensation", as defined under FINRA's rules, includes but is not limited to, merchandise, gifts, marketing support, sponsorships, seminars, entertainment and travel expenses.

Broker-dealers or their affiliates may be paid additional amounts for: (1) "preferred product" treatment of the Policies in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the Policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the broker-dealer offers. Loans may be provided to broker-dealers or their affiliates to help finance marketing and distribution of the Policies, and those loans may be forgiven if aggregate sales goals are met. In addition, staffing or other administrative support and services may be provided to broker-dealers who distribute the Policies.

These additional types of compensation are not offered to all broker-dealers. The terms of any particular agreement governing compensation may vary among broker-dealers and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide broker-dealers and/or their registered representatives with an incentive to favor sales of the Policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive additional compensation, or receives lower levels of additional compensation. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the Policy to you or for any alternative proposal that may have been presented to you. You may wish to take such payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a Policy.


Depending on the particular selling arrangements, there may be others who are compensated for distribution activities. For example, LFD may compensate certain "wholesalers", who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the Policies. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the Policies, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to Owners or the Separate Account. The potential of receiving, or the receipt of, such marketing assistance or other services and the payment to those who control access or for referrals, may provide broker-dealers and/or their registered representatives an incentive to favor sales of the Policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive similar assistance or disadvantage issuers of other variable life insurance policies (or other investments) which do not compensate for access or referrals. All compensation is paid from our resources, which include fees and charges imposed on your Policy.


We do not anticipate that the Surrender Charge, together with the portion of the Premium Load attributable to sales expense, will cover all sales and administrative expenses which we will incur in connection with your Policy. Any such shortfall would be available for recovery from the Company's General Account, which supports insurance and annuity obligations.



Sub-Accounts and Funds

The variable investment options in the Policy are Sub-Accounts of the Separate Account ("Sub-Accounts"). Each Sub-Account invests in shares in a single Underlying Fund. All amounts allocated or transferred to a Sub-Account are used to purchase shares of the appropriate Underlying Fund. You do not invest directly in these Underlying Funds. The investment performance of each Sub-Account will reflect the investment performance of the Underlying Fund.


We create Sub-Accounts and select the Underlying Funds, the shares of which are purchased by amounts allocated or transferred to the Sub-Accounts, based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will compensate us for providing administrative, marketing, and/or support services that would otherwise be provided by the fund, the fund's investment advisor, or its distributor. We review each Underlying Fund periodically after it is selected. Upon review, we may either close a Sub-Account or restrict allocation of additional purchase payments to a Sub-Account if we determine the Underlying Fund no longer meets one or more of the factors and/or if the Sub-Account has not attracted significant Owner assets. Alternatively, we may seek to substitute another fund which follows a similar investment objective as the Underlying Fund, subject to receipt of applicable regulatory approvals. Finally, when we develop a variable life insurance product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.


A given Underlying Fund may have an investment objective and principal investment strategy similar to those for another fund managed by the same investment advisor or subadvisor. However, because of timing of investments and other variables, there will be no correlation between the two investments. Even though the management strategy and the objectives of the funds are similar, the investment results may vary.


Certain Underlying Funds may employ hedging strategies to provide for downside protection during sharp downward movements in equity markets. The cost of these hedging strategies could limit the upside participation of the Underlying Fund in rising equity markets relative to other Underlying Funds. Also, several of the Underlying Funds may invest in non-investment grade, high-yield, and high-risk debt securities (commonly referred to as "junk bonds"), as detailed in the individual Underlying Fund prospectus.

Shares of the Underlying Fund are available to insurance company separate accounts which fund variable annuity contracts and variable life insurance policies, including the Policy described in this prospectus. Because shares are offered to separate accounts of both affiliated and unaffiliated insurance companies, it is conceivable that, in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in these Underlying Funds simultaneously, since the interests of such Owners or contractholders may differ. Although neither the Company nor the Underlying Funds currently foresees any such disadvantages either to variable life insurance or to variable annuity Owners, each Underlying Fund's Board of Trustees/Directors has agreed to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, the Separate Account might withdraw its investment in an Underlying Fund. This might force that Underlying Fund to sell the securities it holds at disadvantageous prices. Owners will not bear the attendant expense.


There is no assurance that the investment objective of any of the Underlying Funds will be met. You assume all of the investment performance risk for the Sub-Accounts you select. The amount of risk varies significantly among the Sub-Accounts. You should read each Underlying Fund's prospectus carefully before making investment choices. In particular, also please note, there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to Policy fees and expenses, the yields of any Sub-Account investing in a money market fund may become extremely low and possibly negative.

Additional Sub-Accounts and Underlying Funds may be made available in our discretion. The right to select among Sub-Accounts will be limited by the terms and conditions imposed by the Company.


The Underlying Funds and their investment advisors/subadvisors and objectives are listed below. Comprehensive information on each Underlying Fund, its objectives and past performance may be found in that Underlying Fund's prospectus or summary prospectus. Prospectuses for each of the Underlying Funds listed below accompany this prospectus and are available by calling 1-800-487-1485 or by referring to the contact information provided by the Underlying Fund's on the cover page of its summary prospectus.


AIM Variable Insurance Funds (Invesco Variable Insurance Funds), advised by Invesco Advisers, Inc.

      o Invesco V.I. International Growth Fund (Series I Shares): Long-term growth of capital.
       This fund will be available on or about May 12, 2014. Consult your financial advisor.



AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein,
       L.P.

      o AllianceBernstein VPS Global Thematic Growth Portfolio (Class A):
Long-term growth of capital.

      o AllianceBernstein VPS Growth and Income Portfolio (Class A): Long-term growth of capital.
       This fund is available only to existing Owners as of May 16, 2011. Consult your financial advisor.

      o AllianceBernstein VPS International Value Portfolio (Class A):
       Long-term growth of capital.
       This fund is available only to existing Owners as of May 21, 2012. Consult your financial advisor.

      o AllianceBernstein VPS Small/Mid Cap Value Portfolio (Class A):
       Long-term growth of capital.


American Century Variable Portfolios II, Inc., advised by American Century
      Investment Management, Inc.

      o Inflation Protection Fund (Class I): Long-term total return using a strategy that seeks to protect against U.S. inflation.
       This fund is available only to existing Owners as of May 17, 2010. Consult your financial advisor.


American Funds Insurance Series (Reg. TM), advised by Capital Research and
       Management Company.

      o Global Growth Fund (Class 2): Long-term growth of capital.

      o Global Small Capitalization Fund (Class 2): Long-term capital growth.

      o Growth Fund (Class 2): Capital growth.

      o Growth-Income Fund (Class 2): Long-term growth of capital and income.

      o International Fund (Class 2): Long-term growth of capital.


BlackRock Variable Series Funds, Inc., advised by BlackRock Advisors, LLC and subadvised by BlackRock Investment Management, LLC

      o Global Allocation V.I. Fund (Class I): High total investment return.


Delaware VIP (Reg. TM) Trust, advised by Delaware Management Company.*

      o Diversified Income Series (Standard Class): Maximum long-term total return consistent with reasonable risk.

      o Emerging Markets Series (Standard Class): Long-term capital appreciation.

      o High Yield Series (Standard Class): Total return and, as a secondary objective, high current income.
       This fund is available only to existing Owners as of May 17, 2010. Consult your financial advisor.

      o Limited-Term Diversified Income Series (Standard Class): Maximum total return, consistent with reasonable risk.

      o REIT Series (Standard Class): Maximum long-term total return, with capital appreciation as a secondary objective.

      o Small Cap Value Series (Standard Class): Capital appreciation.

      o Smid Cap Growth Series (Standard Class): Long-term capital appreciation.

      o U. S. Growth Series (Standard Class): Long-term capital appreciation.

      o Value Series (Standard Class): Long-term capital appreciation.


DWS Variable Series II, advised by Deutsche Investment Management Americas, Inc. and subadvised by RREEF America L.L.C.

      o DWS Alternative Asset Allocation VIP Portfolio (Class A)(2): Capital appreciation.


Fidelity (Reg. TM) Variable Insurance Products, advised by Fidelity Management & Research Company and subadvised by FMR CO., Inc.

      o Contrafund (Reg. TM) Portfolio (Service Class): Long-term capital appreciation.

      o Growth Portfolio (Service Class): To achieve capital appreciation.

      o Mid Cap Portfolio (Service Class): Long-term growth of capital.

      o Overseas Portfolio (Service Class): Long-term growth of capital. This fund is available only to existing Owners as of May 16, 2011.
Consult your financial advisor.


Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income Securities Fund, the Franklin Small-Mid Cap Growth Securities Fund and the Templeton Global Bond Securities Fund, and by Franklin Mutual Advisers, LLC for the Mutual Shares Securities Fund.


      o Franklin Income VIP Fund (Class 1): To maximize income while maintaining prospects for capital appreciation.
       (formerly Franklin Income Securities Fund)

      o Franklin Mutual Shares VIP Fund (Class 1): Capital appreciation; income is a secondary consideration.
       (formerly Mutual Shares Securities Fund)

      o Franklin Small-Mid Cap Growth VIP Fund (Class 1): Long-term capital growth.
       (formerly Franklin Small-Mid Cap Growth Securities Fund)
       This fund is available only to existing Owners as of May 16, 2011. Consult your financial advisor.

      o Templeton Global Bond VIP Fund (Class 1): High current income consistent with preservation of capital; capital appreciation is a secondary objective.
       (formerly Templeton Global Bond Securities Fund)
       This fund is available only to existing Owners as of May 18, 2009, but will be re-opened for all Owners on May 12, 2014. Consult your financial advisor.


Legg Mason Partners Variable Equity Trust, advised by LeggMason Partners Fund
       Advisor, LLC.

      o ClearBridge Variable Mid Cap Core Portfolio (Class I): Long-term growth of capital.
       (Subadvised by ClearBridge Investments, LLC)
       This fund will be available on or about May 12, 2014. Consult your financial advisor.



Lincoln Variable Insurance Products Trust, advised by Lincoln Investment
       Advisors Corporation.

      o LVIP Baron Growth Opportunities Fund (Service Class): Capital appreciation.
       (Subadvised by BAMCO, Inc.)

      o LVIP BlackRock Emerging Markets RPM Fund (Standard Class): To invest primarily in securities included in a broad-based emerging markets index and to seek to approximate as closely as possible, before fees and expenses, the performance of that index while seeking to control the level of portfolio volatility.

       (Subadvised by BlackRock Investment Management LLC)


      o LVIP BlackRock Equity Dividend RPM Fund (Standard Class): Reasonable income by investing primarily in income-producing equity securities.

       (Subadvised by BlackRock Investment Management LLC)


      o LVIP BlackRock Inflation Protected Bond Fund (Standard Class): To maximize real return, consistent with preservation of real capital and prudent investment management.
       (Subadvised by BlackRock Financial Management, Inc.)

      o LVIP Capital Growth Fund (Standard Class): Capital growth. (Subadvised by Wellington Management Company, LLP)

      o LVIP Clarion Global Real Estate Fund (Standard Class): Total return through a combination of current income and long-term capital appreciation.

       (Subadvised by CBRE Clarion Securities LLC)

      o LVIP Columbia Small-Mid Cap Growth RPM Fund (Standard Class): Capital appreciation.
       (Subadvised by Columbia Management Investment Advisers, LLC)

      o LVIP Delaware Bond Fund (Standard Class): Maximum current income (yield) consistent with a prudent investment strategy.
       (Subadvised by Delaware Management Company)*

      o LVIP Delaware Diversified Floating Rate Fund (Standard Class): Total return.
       (Subadvised by Delaware Management Company)*

      o LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund (Standard Class): Long-term capital growth.
       (Subadvised by Delaware Management Company)*
       This fund is available only to existing Owners as of May 18, 2009. Consult your financial advisor.

      o LVIP Delaware Growth and Income Fund (Standard Class): To maximize long-term capital appreciation.
       (Subadvised by Delaware Management Company)*
       This fund is available only to existing Owners as of May 16, 2011. Consult your financial advisor.

      o LVIP Delaware Social Awareness Fund (Standard Class): To maximize long-term capital appreciation.
       (Subadvised by Delaware Management Company)*

      o LVIP Delaware Special Opportunities Fund (Standard Class): To maximize long-term capital appreciation.
       (Subadvised by Delaware Management Company)*


      o LVIP Dimensional Non-U.S. Equity RPM Fund (Standard Class)(2):
       Long-term capital appreciation.

      o LVIP Dimensional U.S. Equity RPM Fund (Standard Class)(2): Long-term capital appreciation.


      o LVIP Dimensional/Vanguard Total Bond Fund (Standard Class): Total return consistent with preservation of capital.

      o LVIP Global Income Fund (Standard Class): Current income consistent with preservation of capital.
       (Subadvised by Mondrian Investment Partners Limited and Franklin Advisors, Inc.)


      o LVIP Invesco Diversified Equity-Income RPM Fund (Standard Class)(2):
       Capital appreciation and current income.
       This fund will be available on or about May 12, 2014. Consult your financial advisor.


      o LVIP JPMorgan High Yield Fund (Standard Class): A high level of current income; capital appreciation is the secondary objective.

       (Subadvised by J.P. Morgan Investment Management Inc.)


      o LVIP JPMorgan Mid Cap Value RPM Fund (Standard Class): Long-term capital appreciation.

       (Subadvised by J.P. Morgan Investment Management Inc.)

      o LVIP Managed Risk Profile 2010 Fund (Standard Class)(2): The highest total return over time with an increased emphasis on capital preservation as the target date approaches.
       This fund is available only to existing Owners as of May 18, 2009. Consult your financial advisor.

      o LVIP Managed Risk Profile 2020 Fund (Standard Class)(2): The highest total return over time with an increased emphasis on capital preservation as the target date approaches.
       This fund is available only to existing Owners as of May 18, 2009. Consult your financial advisor.

      o LVIP Managed Risk Profile 2030 Fund (Standard Class)(2): The highest total return over time with an increased emphasis on capital preservation as the target date approaches.
       This fund is available only to existing Owners as of May 18, 2009. Consult your financial advisor.

      o LVIP Managed Risk Profile 2040 Fund (Standard Class)(2): The highest total return over time with an increased emphasis on capital preservation as the target date approaches.
       This fund is available only to existing Owners as of May 18, 2009. Consult your financial advisor.

      o LVIP Managed Risk Profile Conservative Fund (Standard Class)(2): A high level of current income with some consideration given to growth of capital.

      o LVIP Managed Risk Profile Growth Fund (Standard Class)(2): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.

      o LVIP Managed Risk Profile Moderate Fund (Standard Class)(2): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital.


      o LVIP MFS International Growth Fund (Standard Class): Long-term capital appreciation.
       (Subadvised by Massachusetts Financial Services Company)

      o LVIP MFS Value Fund (Standard Class): Capital appreciation. (Subadvised by Massachusetts Financial Services Company)

      o LVIP Mid-Cap Value Fund (Standard Class): Long-term capital appreciation.
       (Subadvised by Wellington Management Company, LLP)

      o LVIP Mondrian International Value Fund (Standard Class): Long-term capital appreciation as measured by the change in the value of fund shares over a period of three years or longer.
       (Subadvised by Mondrian Investment Partners Limited)

      o LVIP Money Market Fund (Standard Class): To maximize current income while maintaining a stable value of your shares (providing stability of net asset value) and preserving the value of your initial investment (preservation of capital).
       (Subadvised by Delaware Management Company)


      o LVIP Multi-Manager Global Equity RPM Fund (Standard Class)(2):
       Long-term growth of capital.
       This fund will be available on or about May 12, 2014. Consult your financial advisor.


      o LVIP SSgA Bond Index Fund (Standard Class): To match as closely as practicable, before fees and expenses, the performance of the Barclays Capital U.S. Aggregate Index.
       (Subadvised by SSgA Funds Management, Inc.)

      o LVIP SSgA Conservative Index Allocation Fund (Standard Class)(2): A high level of current income, with some consideration given to growth of capital.

      o LVIP SSgA Conservative Structured Allocation Fund: (Standard Class)(2):
       A high level of current income, with some consideration given to growth of capital.

      o LVIP SSgA Developed International 150 Fund (Standard Class): To maximize long-term capital appreciation.
       (Subadvised by SSgA Funds Management, Inc.)

      o LVIP SSgA Emerging Markets 100 Fund (Standard Class): To maximize long-term capital appreciation.
       (Subadvised by SSgA Funds Management, Inc.)

      o LVIP SSgA Global Tactical Allocation RPM Fund (Standard Class)(2):
       Long-term growth of capital.

       (Subadvised by SSgA Funds Management, Inc.)


      o LVIP SSgA International Index Fund (Standard Class): To approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U.S. foreign securities.
       (Subadvised by SSgA Funds Management, Inc.)

      o LVIP SSgA Large Cap 100 Fund (Standard Class): To maximize long-term capital appreciation.
       (Subadvised by SSgA Funds Management, Inc.)

      o LVIP SSgA Moderate Index Allocation Fund (Standard Class)(2): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.

      o LVIP SSgA Moderate Structured Allocation Fund (Standard Class)(2): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital.

      o LVIP SSgA Moderately Aggressive Index Allocation Fund (Standard Class)(2): A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital.

      o LVIP SSgA Moderately Aggressive Structured Allocation Fund (Standard Class)(2): A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital.

      o LVIP SSgA S&P 500 Index Fund (Standard Class)(1): To approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500 Index.
       (Subadvised by SSgA Funds Management, Inc.)

      o LVIP SSgA Small-Cap Index Fund (Standard Class): To approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000 (Reg. TM) Index, which emphasizes stocks of small U.S. companies.
       (Subadvised by SSgA Funds Management, Inc.)

      o LVIP SSgA Small-Mid Cap 200 Fund (Standard Class): To maximize long-term capital appreciation.
       (Subadvised by SSgA Funds Management, Inc.)

      o LVIP T. Rowe Price Growth Stock Fund (Standard Class): Long-term capital growth.
       (Subadvised by T. Rowe Price Associates, Inc.)

      o LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Standard Class): To maximize capital appreciation.
       (Subadvised by T. Rowe Price Associates, Inc.)

      o LVIP Templeton Growth RPM Fund (Standard Class): Long-term capital growth.

       (Subadvised by Templeton Investment Counsel, LLC)


      o LVIP UBS Large Cap Growth RPM Fund (Standard Class): Long-term growth of capital in a manner consistent with the preservation of capital.

       (Subadvised by UBS Global Asset Management (Americas) Inc.)


      o LVIP Vanguard Domestic Equity ETF Fund (Standard Class)(2): Long-term capital appreciation.

      o LVIP Vanguard International Equity ETF Fund (Standard Class)(2):
      Long-term capital appreciation.


      o LVIP VIP Mid Cap RPM Portfolio (Standard Class)(2): Capital appreciation.
       This fund will be available on or about May 12, 2014. Consult your financial advisor.



MFS (Reg. TM) Variable Insurance TrustSM, advised by Massachusetts Financial
       Services Company

      o Growth Series (Initial Class): Capital appreciation.

      o Total Return Series (Initial Class): Total return.
       This fund is available only to existing Owners as of May 16, 2011. Consult your financial advisor.

      o Utilities Series (Initial Class): Total return.


PIMCO Variable Insurance Trust, advised by PIMCO

      o PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio (Administrative Class): Maximum real return.

  * Investments in Delaware Investments VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Delaware Investment Advisors, a series of Delaware Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series or Funds or accounts, the repayment of capital from the Series or Funds or account, or any particular rate of return.

  (1) "Standard & Poor's (Reg. TM)", "S&P 500 (Reg. TM)", "Standard & Poor's 500 (Reg. TM)" and "500" are trademarks of Standard & Poor's Financial Services, LLC, a subsidiary of The McGraw-Hill Companies, Inc. and have been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product.

  (2) These are "Fund of Funds" and as such purchase shares of other mutual funds rather than directly investing in debt and equity securities. As a result, Fund of Funds may have higher expenses than mutual funds which invest directly in debt and equity securities.



Sub-Account Availability and Substitution of Funds


Lincoln Life may close Sub-Accounts and may seek to substitute shares of other funds as the Underlying Fund in which a Sub-Account invests if:

1) the shares of any Underlying Fund should no longer be available for investment by the Separate Account; or

2) the Sub-Account has not attracted significant Owner allocations; or

3) in our judgment, further investment in such shares ceases to be appropriate in view of the purpose of the Separate Account, legal, regulatory or federal income tax restrictions, or for any other reason.


We will obtain any necessary regulatory or other approvals prior to such a change. We will endorse your Policy as required to reflect any withdrawal or substitution of Underlying Funds. Substitute Underlying Funds may have higher charges than the Underlying Funds being replaced.




Voting Rights


The Underlying Funds do not hold regularly scheduled shareholder meetings. When an Underlying Fund holds a special meeting for the purpose of approving changes in the ownership or operation of the Underlying Fund, the Company is entitled to vote the shares held by our Sub-Account in that Underlying Fund. Under our current interpretation of applicable law, you may instruct us how to vote those shares.

We will notify you when your instructions are needed and will provide information from the Underlying Fund about the matters requiring the special meeting. We will calculate the number of votes for which you may instruct us based on the amount you have allocated to that Sub-Account, and the value of a share of the corresponding Underlying Fund, as of a date chosen by the Underlying Fund (record date). If we receive instructions from you, we will follow those instructions in voting the shares attributable to your Policy. If we do not receive instructions from you, we will vote the shares attributable to your Policy in the same proportion as we vote other shares based on instructions received from other Owners. Since Underlying Funds may also offer their shares to entities other than the Company, those other entities also may vote shares of the Underlying Funds, and those votes may affect the outcome.

Each Underlying Fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a "quorum"), and the percentage of such shareholders present in person or by proxy which must vote in favor of matters presented. Because shares of the Underlying Fund held in the Separate Account are owned by the Company, and because under the 1940 Act the Company will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each Owner provide their voting instructions to the Company. Even though Owners may choose not to provide voting instruction, the shares of an Underlying Fund to which such Owners would have been entitled to provide voting instruction will be voted by the Company in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of Owners could determine the outcome of matters subject to shareholder vote. In addition, because the Company expects to vote all shares of the Underlying Fund which it owns at a meeting of the shareholders of an Underlying Fund, all shares voted by the Company will be counted when the Underlying Fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met.



POLICY CHARGES AND FEES
Policy charges and fees compensate us for providing your insurance benefit, administering your Policy, assuming risks associated with your Policy, and incurring sales related expenses. We may profit from any of these charges, and we may use this profit for any purpose, including covering shortfalls from other charges.


In addition to policy charges, the investment advisor for each of the Underlying Funds deducts a daily charge as a percent of the value in each Underlying Fund as an asset management charge. The charge reflects asset management fees of the investment advisor. Other expenses are incurred by the Underlying Funds (including 12b-1 fees for Class 2 shares and other expenses) and deducted from Underlying Fund assets. Values in the Sub-Accounts are reduced by these charges. Future Underlying Fund expenses may vary. Detailed information about charges and expenses incurred by an Underlying Fund is contained in each Underlying Fund's prospectus.

The Monthly Deductions, including the Cost of Insurance Charges, will be deducted proportionately from the Net Accumulation Value of each Sub-Account and the Fixed Account subject to the charge.

The Monthly Deductions are made on the "Monthly Anniversary Day," which is the Policy Date and the same day of each month thereafter. If the day that would otherwise be a Monthly Anniversary day is non-existent for that month, or is not a Valuation Day, then the Monthly Anniversary Day is the next Valuation Day.


If the Net Accumulation Value is insufficient to cover the current Monthly Deduction, you have a 61-day Grace Period to make a payment sufficient to cover that deduction. If payment is not received before the end of the Grace Period, the Policy may lapse. (Please see the "Lapse and Reinstatement" section of this prospectus.)




Premium Load; Net Premium Payment

We make a deduction from each Premium Payment. This amount, referred to as "Premium Load," covers certain policy-related state and federal tax liabilities. It also covers a portion of the sales expenses incurred by the Company. We deduct 7.0% from each Premium Payment in Policy Years 1-20, and 4.0% in Policy Years 21 and beyond. The Premium Payment, net of the Premium Load, is called the "Net Premium Payment."



Surrender Charges


A Surrender Charge may apply if the Policy is totally surrendered or has a decrease in the Specified Amount of death benefit. The Surrender Charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. A schedule of Surrender Charges is included in each Policy.

The Surrender Charge varies by age of the Insureds, the number of years since the date of policy issue or the date of an increase in Specified Amount, and the Specified Amount. The Surrender Charge will never exceed $60.00 per $1,000 of Specified Amount. A personalized schedule of Surrender Charges is included with each Policy. You may obtain more information about the Surrender Charges that would apply to your Policy by requesting a personalized illustration from your insurance representative.

The duration of the Surrender Charge is 15 years for Full Surrenders and 10 years for decreases in Specified Amount.


Surrender Charges are assessed by withdrawing value from the Sub-Accounts and the Fixed Account proportionately. The Surrender Charge will not exceed the policy value. All Surrender Charges decline to zero within 15 years following policy issue, or any increase in Specified Amount.

Upon either a Full Surrender of the Policy or a decrease in Specified Amount, the charge will be subject to the following conditions:

A. For decreases in Specified Amount, excluding Full Surrender of the Policy, no Surrender Charge will be applied where the decrease:


     1) occurs after the tenth Policy Anniversary following Policy issue or increase in Specified Amount; or


     2) is caused by a Partial Surrender; or

     3) when added to the sum of all prior decreases, does not exceed 25% of the Initial Specified Amount.

B. For all other decreases, the charge will be calculated as 1) minus 2), then divided by 3) and then multiplied by 4), where:

     1) is the amount of this decrease plus any prior decreases;

     2) is the greater of an amount equal to 25% of the Initial Specified Amount or the sum of all prior decreases;

     3) is the Initial Specified Amount; and

     4) is the then applicable Surrender Charge from the schedule in the Policy.

We may refuse or limit requests for decreases in Specified Amount, to the extent there is insufficient value to cover the necessary Surrender Charges.

If you increase the Specified Amount, a new Surrender Charge will be applicable to each increase. This charge is in addition to any Surrender Charge on the existing Specified Amount. Upon an increase in Specified Amount, we will send you a confirmation of the increase.


Upon Full Surrender of your Policy following a decrease in Specified Amount, the Surrender Charge will be calculated as the entire amount shown in the Policy Specifications, multiplied by one minus the percentage of the Initial Specified Amount for which a Surrender Charge was previously assessed. The charge assessed upon a Full Surrender will not exceed the Policy's value.


In addition, if your Policy includes the Enhanced Surrender Value Rider, you may surrender your Policy for an enhanced Surrender Value provided under the rider, without being subject to the Policy Surrender Charges.

Any surrender may have tax implications. Consult your tax or other financial advisor before initiating a surrender.



Partial Surrender Fee

No Surrender Charge or Administrative Fee is imposed on a Partial Surrender.



Transfer Fee

For each transfer request in excess of 24 made during any Policy Year, we reserve the right to charge you an Administrative Fee of $25.



Mortality and Expense Risk Charge


We assess a daily Mortality and Expense Risk Charge ("M&E") as a percentage of the value of the Sub-Accounts. The mortality risk assumed is that the Insureds may live for a shorter period than we originally estimated. The expense risk assumed is that our expenses incurred in issuing and administering the Policies will be greater than we originally estimated. The charge is guaranteed not to exceed an effective annual rate of 0.60% in Policy Years 1-10 and 0.20% in Policy Years 11 and beyond. The current charge is at an effective annual rate of 0.60% in Policy Years 1-10, 0.20% in Policy Years 11-20, and 0.00% in Policy Years 21 and beyond.




Fixed Account Asset Charge

We assess a daily Fixed Account Asset Charge, which is calculated as a percentage of the value of the Fixed Account. The charge is guaranteed not to exceed an effective annual rate of 0.50% of the Fixed Account's value in all Policy Years. The current charge is 0.50% in Policy Years 1-10, 0.20% in Policy Years 11-20 and 0.00% in Policy Years 21 and beyond.



Cost of Insurance Charge

A significant cost of variable life insurance is the "Cost of Insurance Charge". This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value.


The Cost of Insurance Charge for your Policy depends on the current "Net Amount at Risk". The Net Amount at Risk is the death benefit, without regard to any benefits payable at the second Insured's death under any riders, minus the greater of zero or the Policy's Accumulation Value. Because the Accumulation Value will vary with investment performance, Premium Payment patterns and charges, the Net Amount at Risk will vary accordingly.

The Cost of Insurance Charge is determined monthly by dividing the death benefit at the beginning of the Policy Month by 1 plus .0032737 (the monthly equivalent of an effective annual rate of 4.0%), subtracting the Accumulation Value at the beginning of the Policy Month, and multiplying the result (the "Net Amount at Risk") by the applicable current cost of insurance rate as determined by the Company.

The maximum rates that we may use are found in the guaranteed maximum cost of insurance rate table in your Policy's Specifications. The applicable cost of insurance rate used in this monthly calculation for your Policy depends upon the Policy's duration, the age, gender (in accordance with state law) and underwriting category of each Insured. Please note that it will generally increase each Policy Year as the Insureds age. Current cost of insurance rates, in general, are determined based on our expectation of future mortality, investment earnings, persistency and expenses (including taxes). For this reason, they may be less than the guaranteed maximum rates shown in the Policy. Accordingly, your monthly Cost of Insurance Charge may be less than the amount that would be calculated using the guaranteed maximum cost of insurance rate shown in the table in your Policy. Also, your monthly Cost of Insurance Charge will never be calculated at a rate higher than the maximum Cost of Insurance Charge shown in "Table II: Periodic Charges Other Than Fund Operating Expenses" in this prospectus.




Administrative Fee

There is a flat Monthly Deduction of $10 in all years.


For the first ten Policy Years from Issue Date or increase in Specified Amount, there is an additional charge that varies with each Insureds' ages, sex, premium class, and benefit selection option percentage, if any. This charge will never exceed $1.61 per $1,000 of Initial Specified Amount or increase in Specified Amount. This fee compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.




Policy Loan Interest


If you borrow against your Policy, interest will be charged to the Loan Account Value. The annual effective interest rate is 5% in years 1-10, 4% in years 11 and beyond. The amount of your loan, plus any accrued but unpaid interest, is added to your outstanding Policy Loan balance. We will credit 4% interest on the Loan Account Value in all years.




Rider Charges

Enhanced Surrender Value Rider. There is a monthly charge during Policy Years 2
- 5 of $0.05 per $1,000 of Initial Specified Amount.

Overloan Protection Rider. There is a one-time charge for this rider if you choose to elect the benefit. This charge will not exceed 5.0% of the then current Accumulation Value.


Premium Reserve Rider. We deduct 4.0% from each Premium Payment you direct to this rider. Transfers of Premium Reserve Rider Accumulation Value from this rider to the Policy may be subject to a charge of 3.0% of amount transferred during Policy Years 1 - 10. Premium Reserve Rider Accumulation Value allocated to the Premium Reserve Separate Account is subject to the Mortality and Expense Risk Charge not to exceed 0.60% for Policy Years 1-10 and 0.20% for Policy Years 11 and later. The rider Accumulation Value allocated to the Premium Reserve Rider Fixed Account is subject to the Fixed Account asset charge not to exceed 0.50% for all Policy Years.


In addition, if you request a loan from the Premium Reserve Rider Accumulation Value, interest is charged at the same rate as for Policy Loans.

YOUR INSURANCE POLICY

Your Policy is a life insurance contract that provides for a death benefit payable on the death of the second Insured. The Policy and the application constitute the entire contract between you and Lincoln Life.

We may add, change or eliminate any Underlying Funds that the Separate Account or the Sub-Accounts invest in, subject to state and federal laws and regulations. We may substitute a new Underlying Fund for one that is no longer available for investment, or is no longer suitable for the Policy. We will obtain any required approvals from Owners, the SEC, and state insurance regulators before substituting any Underlying Funds.

We may choose to add or remove Sub-Accounts as investment options under the Policies, based on marketing needs or investment conditions. If we change any Sub-Accounts or substitute any Underlying Funds, we will make appropriate endorsements to the Policies.


If we obtain appropriate approvals from Owners and securities regulators, we may:

o change the investment objective of the Separate Account;

o operate the Separate Account as a management investment company, unit investment trust, or any other form permitted under applicable securities laws;

o deregister the Separate Account; or

o combine the Separate Account with another separate account.


We will notify you of any change that is made.

The Policy includes Policy Specifications pages. These pages provide important information about your Policy such as: the identity of the Insureds and Owner; Policy Date; the Initial Specified Amount; the death benefit option selected; issue ages; Planned Premium Payment; Surrender Charges; expense charges and fees; and guaranteed maximum cost of insurance rates.

Note: The Policy Specifications pages (and any specifications pages relating to riders you may purchase) reference certain dates that are very important in understanding when your coverage begins and ends, when certain benefits become available and when certain rights or obligations arise or terminate. Generally, terms such as "Policy Date", "Effective Date" or "Policy Effective Date" (or "Rider Date", "Rider Effective Date") refer to the date that coverage under the Policy (or rider) becomes effective. Terms such as "Issue Date", "Date of Issue", or "Policy Issue Date" (or "Rider Issue Date") generally refer to when we print or produce the Policy (or rider), but such dates may have importance beyond that. For example, the period of time we may have to contest a claim submitted in the first couple years of the Policy will typically start on the date the Policy is issued and not the date the Policy goes into effect. Please read your Policy carefully and make sure you understand which dates are important and why.


When your Policy is delivered to you, you should review it promptly to confirm that it reflects the information you provided in your application. If not, please notify us immediately.

The Policy is nonparticipating. This means that no dividends are payable to you. In addition, your Policy does not share in the profits or surplus earnings of the Company.


Before purchasing the Policy to replace, or to be funded with proceeds from an existing life insurance policy or annuity, make sure you understand the potential impact. The Insureds will need to prove current insurability and there may be a new contestable period for the new Policy. The death benefit and policy values may be less for some period of time in the new Policy.


The Policy Date is the date on which we begin life insurance coverage. This is the date from which Policy Years, Policy Anniversary and age are determined.

Once your Policy is in force, the effective date of payments and requests you send us is usually determined by the day and time we receive them.

We cannot process your requests for transactions relating to the Policy until we have received the request in "Good Order" at our Home Office. "Good Order" means the actual receipt of the requested transaction in writing (or other form subject to our consent) along with all information and supporting legal documentation necessary to effect the transaction. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.


We allow telephone transactions when you complete our authorization form and return it to us. Contact our Administrative Office for information on authorization for telephone transactions.

Any telephone or other electronic transmission, whether it is yours, your service provider's, your agent's, or ours, can experience outages or slowdowns for a variety of reasons. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should send your request in writing to our Administrative Office.



Application


If you decide to purchase a Policy, you must first complete an application. A completed application identifies the proposed Insureds and provides sufficient information to permit us to begin underwriting risks in the Policy. We require a medical history and examination of the proposed Insureds. Based on our review of medical information about the proposed Insureds, we may decline to provide insurance, or we may place the proposed Insureds in a special underwriting category. The monthly Cost of Insurance Charge deducted from the policy value after issue varies depending on the age, gender and underwriting category of the Insureds.

A Policy may only be issued upon receipt of satisfactory evidence of insurability, and generally when each Insured is at least age 20 and at most age 85. Age will be determined by the nearest birthday of each Insured.


To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who applies for a Policy. When you apply for a Policy, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We, or our agent, may also ask to see your driver's license, photo i.d. or other identifying documents.



Owner

The Owner on the Date of Issue is designated in the Policy Specifications. You, as Owner, will make the following choices:

1) initial death benefit amount and death benefit option;

2) optional riders;

3) the amount and frequency of Premium Payments; and

4) the amount of Net Premium Payment to be allocated to the selected Sub-Accounts or the Fixed Account.


You are entitled to exercise rights and privileges of your Policy as long as at least one of the Insureds is living. These rights generally include the power to select the Beneficiary, request Policy Loans, make Partial Surrenders, Surrender the Policy entirely, request a Reduction in Specified Amount, name a new Owner, and assign the Policy. You must inform us of any change in writing. We will record change of Owner and Beneficiary forms to be effective as of the date of the latest signature on the written request. In addition to changes in ownership or Beneficiary designations, you should make certain that our records are up to date with respect to your address and contact information and, to the extent possible, the address and contact information of any Beneficiaries. This will ensure that there are no unnecessary delays in effecting any changes you wish to make, ownership privileges you wish to exercise or payments of proceeds to you or your Beneficiaries.

Right to Examine Period

You may return your Policy to us for cancellation within ten days after you receive it (or a greater number of days if required by your state). This is called the "Right to Examine Period". If the Policy is returned for cancellation within the Right to Examine Period, we will refund to you the greater of (a) all Premium Payments less any Indebtedness; or (b) the sum of
(i) the Accumulation Value less any Indebtedness, on the date the returned Policy is received by us, plus (ii) any charges and fees imposed under the Policy's terms. If a Premium Payment was made by check, there may be a delay until the check clears.

If your Policy is issued in a state that requires return of Premium Payments, any Net Premium Payments received by us within ten days of the date the Policy was issued will be held in the money market Sub-Account. At the end of that period, it will be allocated to the Sub-Accounts and the Fixed Account, if applicable, which you designated. If your Policy is issued in a state that provides for return of value, any Net Premium Payments received before the end of the Right to Examine Period will be allocated directly to the Sub-Accounts and the Fixed Account, if applicable, which you designated. In all cases, if the Policy is returned for cancellation within the Right to Examine Period, we will return to you the greater of (a) all Premium Payments less any Indebtedness; or (b) the sum of (i) the Accumulation Value less any Indebtedness, on the date the returned Policy is received by us, plus (ii) any charges and fees imposed under the Policy's terms.



Initial Specified Amount

You will select the Initial Specified Amount of death benefit on the application. This may not be less than $250,000. This amount, in combination with a death benefit option, will determine the initial death benefit. The Initial Specified Amount is shown on the Policy Specifications page.



Transfers


You may make transfers among the Sub-Accounts and the Fixed Account, subject to certain provisions. You should carefully consider current market conditions and each Underlying Fund's objective and investment policy before allocating money to the Sub-Accounts.


During the first Policy Year, transfers from the Fixed Account to the Sub-Accounts may be made only as provided for in the Dollar Cost Averaging or Automatic Rebalancing program described below. The amount of all transfers from the Fixed Account in any other Policy Year may not exceed the greater of:


1) 25% of the Fixed Account Value as of the immediately preceding Policy Anniversary, or


2) the total dollar amount transferred from the Fixed Account in the immediately preceding Policy Year.


We may limit transfers from the Fixed Account at any time. Due to these limitations, if you want to transfer all of your value from the Fixed Account to one or more Sub-Accounts, it may take several years to do so.


Requests for transfers may be made in writing or by telephone, if you have previously authorized telephone transfers in writing, subject to our consent. We will use reasonable procedures, such as requiring identifying information from callers, recording telephone instructions, and providing written confirmation of transactions, in order to confirm instructions are genuine. Any instructions, which we reasonably believe to be genuine, will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this procedure, you will bear the risk of loss. If we do not use reasonable procedures, as described above, we may be liable for losses due to unauthorized instructions.


Up to 24 transfer requests (a request may involve more than a single transfer) may be made in any Policy Year without charge. Any transfer among the Sub-Accounts or to the Fixed Account will result in the crediting and cancellation of accumulation units. This will be based on the accumulation unit values determined after our Administrative Office receives a request in writing or adequately authenticated electronic transfer request. Transfer and financial requests received in Good Order before the close of regular trading on the NYSE (generally 4pm

Eastern time on a business day) will normally be effective that day. There may be circumstances under which the NYSE may close before 4pm. In such circumstances transactions requested after such early closing will be processed using the accumulation unit value computed the following trading day.

Some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the Underlying Fund's investment advisor, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the Underlying Funds, including any refusal or restriction on purchases or redemptions of the Sub-Account units as a result of the Underlying Funds' own policies and procedures on market timing activities. If an Underlying Fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1-2 business days of the day on which we receive notice of the refusal. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests.




Market Timing


Frequent, large, or short-term transfers among Sub-Accounts and the Fixed Account, such as those associated with "market timing" transactions, can affect the Underlying Funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the Underlying Fund's portfolio, and increase brokerage and administrative costs of the Underlying Funds. As an effort to protect our Owners and the Underlying Funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Sub-Accounts and the Fixed Account that may affect other Owners or shareholders.

In addition, the Underlying Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Underlying Funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Sub-Accounts. While we reserve the right to enforce these policies and procedures, Owners and other persons with interests under the Policies should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Underlying Funds. You should note that, these policies and procedures may result in an Underlying Fund deferring or permanently refusing to accept Premium Payments or transfers for the reasons described in "Transfers", above. In such case, our rights and obligations will be as described in "Transfers". Some of the Underlying Funds may also impose Redemption Fees on short-term trading (i.e., redemptions of Underlying Fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such Redemption Fees on behalf of the Underlying Funds. You should read the prospectuses of the Underlying Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.


However, under the SEC rules, we are required to: (1) enter into written agreement with each Underlying Fund or its principal underwriter that obligates us to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific Owners who violate excessive trading policies established by the Underlying Fund.


You should be aware that the purchase and redemption orders received by Underlying Funds generally are "omnibus" orders from intermediaries such as retirement plans or Separate Accounts to which Premium Payments and policy values of variable insurance policies are allocated. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual Owners of variable insurance policies. The omnibus nature of these orders may limit the Underlying Funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the Underlying Funds (and thus our Owners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may purchase the Underlying Funds. In addition, if an Underlying Fund believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in disruptive trading activity, the Underlying Fund may reject the entire omnibus order.


Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by Owners within given periods of time. In addition, managers of the Underlying Funds might contact us if they believe or suspect that there is market timing. If requested by an Underlying Fund company, we may vary our Market Timing Procedures from Sub-Accounts to Sub-Accounts to comply with specific Underlying Fund policies and procedures.

We may increase our monitoring of Owners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple policies owned by the same Owner if that Owner has been identified as a market timer. For each Owner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the Underlying Funds that may not have been captured by our Market Timing Procedures.

Once an Owner has been identified as a "market timer" under our Market Timing Procedures, we will notify the Owner in writing that future transfers (among the Sub-Accounts and/or the Fixed Account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, standard delivery for the remainder of the Policy Year. Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions from or on behalf of an Owner who has been identified as a market timer are inadvertently accepted, we will reverse the transaction within 1 to 2 business days of our discovery of such acceptance. We will impose this "original signature" restriction on that Owner even if we cannot identify, in the particular circumstances, any harmful effect from that Owner's particular transfers.

Owners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of Owners determined to be engaged in such transfer activity that may adversely affect other Owners or Underlying Fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your Underlying Fund shares and increased brokerage and administrative costs in the Underlying Funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all Owners. An exception for any Owner will be made only in the event we are required to do so by a court of law. In addition, certain Underlying Funds available as investment options in your Policy may also be available as investment options for Owners of other, older life insurance policies issued by us.

Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the Underlying Funds, we cannot guarantee that the Underlying Funds will not suffer harm from frequent, large, or short-term transfer activity among Sub-Accounts and the Fixed Accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all Owners or as applicable to all Owners with policy values allocated to Sub-Accounts investing in particular Underlying Funds. We also reserve the right to implement and administer Redemption Fees imposed by one or more of the Underlying Funds in the future.

Optional Sub-Account Allocation Programs

You may elect to participate in programs for Dollar Cost Averaging or Automatic Rebalancing. There is currently no charge for these programs. You may participate in only one program at any time.

Dollar Cost Averaging systematically transfers specified dollar amounts during the first Policy Year from the money market Sub-Account or the Fixed Account. Transfer allocations may be made to one or more of the Sub-Accounts (not the Fixed Account) on a monthly basis. These transfers do not count against the free transfers available. By making allocations on a regularly scheduled basis, instead of on a lump sum basis, you may reduce exposure to market volatility. Dollar Cost Averaging will not assure a profit or protect against a declining market.

If the Owner elects Dollar Cost Averaging from either the money market Sub-Account or the Fixed Account the value in that account must be at least $1,000 initially. The minimum amount that may be allocated is $50 monthly.

If Dollar Cost Averaging is desired, it must be elected at issue.

Dollar Cost Averaging terminates automatically:

1) if the value in the money market Sub-Account or the Fixed Account is insufficient to complete the next transfer;

2) seven calendar days after our Administrative Office receives a request for termination in writing or by telephone, with adequate authentication;

3) on the first Policy Anniversary; or

4) if your Policy is surrendered or otherwise terminates.

From time to time, we may offer special interest rate programs for Dollar Cost Averaging. Please consult your financial advisor to determine the current availability and terms of these programs. We reserve the right to modify, suspend or terminate a Dollar Cost Averaging program. Any changes will not affect Owners currently participating in the Dollar Cost Averaging program.

Automatic Rebalancing periodically restores to a pre-determined level the percentage of policy value allocated to the Fixed Account and each Sub-Account. The pre-determined level is the allocation initially selected on the application, until changed by the Owner. Your Policy will be issued with Automatic Rebalancing. When Automatic Rebalancing is in effect, all Net Premium Payments allocated to the Sub-Accounts and Fixed Account will be subject to Automatic Rebalancing. Transfers among the Sub-Accounts and the Fixed Account as a result of Automatic Rebalancing do not count against the number of free transfers available.


Automatic Rebalancing is available only on a quarterly basis. Automatic Rebalancing may be terminated, or the allocation may be changed at any time, by contacting our Administrative Office. Terminating Automatic Rebalancing will terminate the No-Lapse Enhancement Rider attached to your Policy. Refer to the "Riders" section of this prospectus for more information.




Riders

We may offer you riders to your Policy from time to time. Riders may alter the benefits or charges in your Policy, rider availability and benefits may vary by state of issue, and their election may have tax consequences to you. Also, if you elect a particular rider, it may restrict or enhance the terms of your Policy, or of other riders in force. Consult your financial and tax advisors before adding riders to, or deleting them from, your Policy.

Enhanced Surrender Value Rider. If desired, you must select this rider when you initially apply for insurance. The rider provides an enhanced Surrender Value without imposition of a Surrender Charge if you fully surrender your Policy during the first five Policy Years (the "Enhanced Surrender Value Period"). This rider does not provide for enhanced Surrender Value for Partial Surrenders, loans, or in connection with the exchange of this Policy for any other policy. This rider will terminate at the earliest of the Full Surrender of the Policy for the benefit provided by this rider; the end of the fifth Policy Year; lapse of the Policy; or exchange, replacement, or any termination of the Policy. In Policy Years 2-5, there will be a monthly charge per $1,000 of Initial Specified Amount for this rider.

If the Policy is fully surrendered at any time during the Enhanced Surrender Value Period, the Surrender Value payable on the date your Policy is surrendered will equal:

1) the Policy's Accumulation Value; minus

2) Indebtedness.


The following example demonstrates hypothetical Accumulation Values and Surrender Values with and without the Enhanced Surrender Value Rider during the first five Policy Years of the Policy described below:


Sample Policy


o Insureds: Male and Female, both age 55, Standard Non-tobacco


o Specified Amount: $1,000,000

o Benefit Selection Option: Not Elected

o Planned annual Premium Payment: $35,000 for 5 years

o No Indebtedness


                     Accumulation          Surrender          Accumulation        Surrender
                    Value Without        Value Without         Value With         Value With
 End of Year          ESV Rider            ESV Rider            ESV Rider         ESV Rider
-------------      ---------------      ---------------      --------------      -----------
      1            $ 32,713             $  7,783             $ 32,713            $ 32,713
      2            $ 67,857             $ 43,837             $ 67,232            $ 67,232
      3            $105,604             $ 82,534             $104,307            $104,307
      4            $146,143             $124,063             $144,123            $144,123
      5            $189,675             $168,615             $186,876            $186,876


No-Lapse Enhancement Rider: We will automatically issue this rider with your Policy. There is no charge for this rider. This rider provides you with a limited benefit in the event that your Policy would otherwise lapse. It is a limited benefit in that it does not provide any additional death benefit amount or any increase in your policy value. Also, it does not provide any type of market performance guarantee. The duration of lapse protection provided by this rider will be determined monthly, and will vary based on Net Premium Payments made, interest credited, the amount of any Partial Surrenders, and rates and fees for the rider. Payment of Premiums higher than the Planned Premium and interest credited on Net Premiums will increase the duration of lapse protection. Partial Surrenders and adjustments for rider reference rates and fees will reduce the duration of lapse protection.

No-Lapse Protection. If the Net Accumulation Value under the Policy is insufficient to cover the Monthly Deductions, the Policy will not lapse as long as three conditions are met:


1) you meet the requirements to prevent termination of this rider;

2) the duration of lapse protection has not ended; and

3) either the No-Lapse Value or the Reset Account Value, less any Indebtedness, is greater than zero.

Refer to the subsection headed "Rider Termination" for more information.


The rider consists of the No-Lapse Value Provision and the Reset Account Value Provision. Under this rider, your Policy will not lapse as long as either the No-Lapse Value or the Reset Account Value, less any Indebtedness, is greater than zero. If both the No-Lapse Value and the Reset Account Value, less any Indebtedness, are zero or less, this rider will not prevent your Policy from lapsing. The No-Lapse Value and Reset Account Value are reference values only. If the Net Accumulation Value is insufficient to cover the Monthly Deductions, the No-Lapse Value and Reset Account Value will be referenced to determine whether either provision of the rider will prevent your Policy from lapsing.

If either provision of this rider is actively preventing the Policy from lapsing, that provision will trigger a death benefit which is different from the death benefit otherwise in effect under the Policy. Each provision triggers a different death benefit, as described in more detail below. The change to a death benefit triggered by either provision under this rider is not permanent. If subsequent Premium Payments create Accumulation Value sufficient to cover the accumulated, if any, as well as current Monthly Deductions, the death benefit triggered by either rider provision will no longer apply, and the death benefit will be restored to the death benefit option in effect under the Policy. There is no limit on the number of times we allow death benefits to be restored in this manner. Refer to the section headed "Death Benefits" for more information.

We calculate the No-Lapse Value and Reset Account Value based on a set of rates and fees which are reference rates and fees only, and which differ from the rates and fees we use to calculate the Accumulation Value of the Policy. Each provision's value is based on a set of reference rates and fees unique to that provision. At the time we issue the Policy, we fix the schedules of reference rates and fees for the life of the Policy. Refer to the No-Lapse Enhancement Rider form issued with your Policy for more information about the actual schedules of reference rates and fees applicable to your Policy.


The No-Lapse Value. On each Monthly Anniversary Day, the No-Lapse Value will be calculated as 1), plus 2), minus 3), plus 4), minus 5), minus 6) where:


1) is the No-Lapse Value on the preceding Monthly Anniversary Day.

2) is all Net Premiums received since the preceding Monthly Anniversary Day.

3) is the amount of any Partial Surrenders (i.e. withdrawals) under the Policy since the preceding Monthly Anniversary Day.

4) is accumulated interest.


5) is the No-Lapse Monthly Deduction for the month following the Monthly Anniversary Day.


6) is the Surrender Charge, if any, as determined from the table of Surrender Charges of the Policy, for any decrease in Specified Amount on the Monthly Anniversary Day.

On any day other than the Monthly Anniversary Day, the No-Lapse Value will be the No-Lapse Value as of the preceding Monthly Anniversary Day, plus all Net Premiums received since the preceding Monthly Anniversary Day, less Partial Surrenders, plus accumulated interest.


The No-Lapse Value on the Policy Date will be the net initial Premium received less the No-Lapse Monthly Deduction for the first Policy Month.

The Reset Account Value. On each Monthly Anniversary Day, the Reset Account Value will be calculated as 1), plus 2), minus 3), plus 4), minus 5), minus 6) where:


1) is the Reset Account Value on the preceding Monthly Anniversary Day.

2) is all Net Premiums received since the preceding Monthly Anniversary Day.

3) is the amount of any Partial Surrenders (i.e. withdrawals) under the Policy since the preceding Monthly Anniversary Day.

4) is accumulated interest.

5) is the reset account Monthly Deduction for the month following the Monthly Anniversary Day.

6) is the Surrender Charge, if any, as determined from the table of Surrender Charges of the Policy, for any decrease in Specified Amount on the Monthly Anniversary Day.

On any day other than the Monthly Anniversary Day, the Reset Account Value will be the Reset Account Value as of the preceding Monthly Anniversary Day, plus all Net Premiums received since the preceding Monthly Anniversary Day, less Partial Surrenders, plus accumulated interest.

The Reset Account Value on the Policy Date will be the net initial Premium received less the reset account Monthly Deduction for the first Policy Month.


On each Policy Anniversary, the Reset Account Value may increase to reflect positive investment performance. If the Reset Account Value on any Policy Anniversary is less than the Accumulation Value on that same Policy Anniversary, the Reset Account Value will be increased to equal the Accumulation Value. Refer to the No-Lapse Reset Account Provision of the No-Lapse Enhancement Rider attached to your Policy.


Death Benefits Under the Policy and the Rider. You will select a guaranteed minimum death benefit (the "Guaranteed Minimum Death Benefit") when you apply for your Policy. This Guaranteed Minimum Death Benefit will be used in determining the actual Death Benefit Proceeds provided by the No-Lapse Value Provision. It will be shown on the Policy Specifications page.

The initial Guaranteed Minimum Death Benefit you select must be between 70% and 100% of the Initial Specified Amount for the Policy. The higher the percentage you select, the higher the ongoing Premium Payments which will be required to maintain a No-Lapse Value and/or Reset Account Value greater than zero. If the policy Specified Amount is later decreased below the Guaranteed Minimum Death Benefit, the Guaranteed Minimum Death Benefit will automatically decrease to equal the Specified Amount as of the same effective date. If the policy Specified Amount is later increased, the Guaranteed Minimum Death Benefit will not automatically increase.


If the Accumulation Value is sufficient to cover the accumulated, if any, and current Monthly Deductions, the death benefit payable will be determined by the death benefit option in effect. Refer to the section headed "Death Benefits" for more information.

If the Net Accumulation Value is insufficient to cover the accumulated, if any, and current Monthly Deductions, the No-Lapse Value and Reset Account Value will be referenced to determine whether either provision of the rider will prevent your Policy from lapsing. Each provision triggers a different death benefit.


If the No-Lapse Value Provision is actively keeping the Policy from lapsing, the death benefit is the Guaranteed Minimum Death Benefit less any Indebtedness and less any Partial Surrenders (i.e., withdrawals) after the date of death, which may be less than the Specified Amount of the Policy.

If the Reset Account Value Provision is actively keeping the Policy from lapsing, the death benefit is the greater of:


1) the reset death benefit (which is the lesser of the current Specified Amount and Initial Specified Amount) less Indebtedness and less any Partial Surrenders (i.e., withdrawals) after the date of death; or

2) an amount equal to the Reset Account Value multiplied by the applicable percentage shown in the corridor percentages table of the Policy Specifications, less any Indebtedness and less any Partial Surrenders after the date of death.

If the requirements of both of these provisions are met, the death benefit payable will be the greater death benefit amount triggered by either of the provisions. Refer to the section headed "Death Benefits" for more information.


If this rider prevents the Policy from lapsing, and subsequent Premium Payments are made such that the Accumulation Value is sufficient to cover the Monthly Deductions, the death benefit payable will be determined by the death benefit option in effect.


During the period that the rider is preventing the Policy from lapsing, the Monthly Deductions under your Policy, which consist of the monthly cost of insurance, the monthly cost of any riders, and the monthly Administrative Fee, will continue and will be accumulated. A statement will be sent to you, at least annually, which reflects the accumulated amount of those deductions. If the rider terminates for any reason, the accumulated and current Monthly Deduction would have to be paid to prevent lapse, and we will send you a notice stating the amount of Premiums you would be required to pay to keep your Policy in force (see section headed "Lapse and Reinstatement").

You must maintain Automatic Rebalancing in order to keep this rider in effect. Automatic Rebalancing will be in effect when the Policy is issued. If you discontinue Automatic Rebalancing after the Policy is issued, this rider will terminate. After this rider terminates, the Policy will remain in force only if the Accumulation Value is sufficient to cover the Monthly Deductions. Refer to the section headed "Optional Sub-Account Allocation Programs" for more information about Automatic Rebalancing.


We reserve the right to restrict your allocation to certain Sub-Accounts to a maximum of 40% of the Policy's Accumulation Value in order to keep this rider in effect. The decision to enforce this restriction will be based on an annual review of the Separate Account investments of all Owners of this product. If we determine that the investments of all Owners are highly concentrated in certain Sub-Accounts, then Sub-Accounts with higher concentrations than anticipated will be subject to the restriction. Any restriction will apply to all Owners of this product. If such a restriction is put in place in the future, you will be notified in writing and advised if it is necessary to reallocate the Policy's Accumulation Value or subsequent Premium Payments among Sub-Accounts which are not subject to the restriction and advised of the steps you will need to take, if any, in order to keep the rider in effect. We will not reallocate the Accumulation Value to comply with any such restriction except pursuant to your instructions. You may provide instructions for reallocation in writing, or electronically, if you have previously provided authorization in writing for telephone or other electronic transfers. If you choose not to reallocate the Accumulation Value of your Policy to comply with a Sub-Account restriction, this rider will terminate. If this rider is actively preventing the Policy from lapsing and this rider terminates as a result of the Owner's failure to comply with a Sub-Account restriction, then the Policy will lapse.

The duration of the No-Lapse coverage will be determined monthly by referencing the No-Lapse Value and the Reset Account Value. The duration is determined by projecting the first Monthly Anniversary Day on which future deductions for the rider rates and fees would cause both the No-Lapse Value and Reset Account Value to reach zero. Because the duration is recalculated on a monthly basis, higher Premium Payments and credited interest will increase the duration, while Partial Surrenders and adjustments for rider rates and fees will reduce the duration. In general, later Premium Payments are credited with less interest over time, and result in a lower No-Lapse Value and Reset Account Value, with a shorter duration of no-lapse protection.


The duration of the lapse protection provided by this rider may be reduced if:

1) Premiums or other deposits are not received on or before their due date; or

2) you initiate any policy change that decreases the No-Lapse Value or Reset Account Value under the Policy. These changes include, but are not limited to, Partial Surrenders, loans, increases in Specified Amount, and changes in death benefit option.

The Company will determine the duration of the lapse protection based on the situation in 1) and 2) above by recalculating the No-Lapse Value and the Reset Account Value. In general, later Premium Payments are credited with less interest over time, resulting in a lower No-Lapse Value and Reset Account Value. A lower No-Lapse Value or Reset Account Value will reduce the duration of lapse protection. The following example shows the impact of delayed Premium Payments on the duration of lapse protection:

Sample Policy


o Insureds: Male and Female, both age 55, standard non-tobacco


o Specified Amount: $1,000,000

o Benefit Selection Option: Not elected

o Planned annual Premium Payment: $13,000

Duration of lapse protection:

1) if Premiums are received on the planned payment date each year: 326 months;
or

2) if Premiums are received 30 days after the planned payment date each year:
322 months.

The impact of late Premium Payments on the duration of the lapse protection varies by policy. If both the No-Lapse Value and the Reset Account Value, less any Indebtedness, are zero or less, this rider will not prevent your Policy from lapsing. Payment of sufficient additional Premiums while this rider remains in force will increase one or both of the values to an amount greater than zero, and the rider will provide lapse protection. You may obtain information about your Policy's current duration of lapse protection and the impact that late Premium Payments may have on that duration by requesting a personalized policy illustration from your financial advisor.

This rider and all rights provided under it will terminate automatically upon the earliest of the following:


1) the Insured reaches age 121; or


2) surrender or other termination of the Policy; or

3) Automatic Rebalancing is discontinued; or

4) an allocation restriction requirement is not met within 61 days of notification to you of such a requirement.

If the Policy terminates and is reinstated, this rider will likewise be reinstated unless the rider had terminated before the Policy terminated.

Benefit Selection Option. When you apply for the Policy, you may elect the Benefit Selection Option.


With this option, you can choose to strike a balance between a potentially greater Accumulation Value and the death benefit protection provided by the No-Lapse Enhancement Rider. When considering this option, you should consider the amount of market risk which is appropriate for you and your circumstances. This option is designed to reduce the charges for the per $1,000 of Specified Amount monthly administrative expense fee (the "Monthly Administrative Expense Fee") deducted from your Policy and thereby reduce the cost of the death benefit provided by your Policy. Since reducing the monthly charges will reduce the amounts deducted from your Policy's Accumulation Value, you have the opportunity to have a larger Accumulation Value allocated to the Fixed Account and invested in the Sub-Accounts.

When you elect this option, you choose to reduce the benefits provided by the No-Lapse Enhancement Rider in exchange for reduced Monthly Administrative Expense Fees. The reduced Policy Monthly Administrative Expense Fee will be displayed in your Policy Specifications. However, when the Benefit Selection Option is elected, your choice of a Benefit Selection Option percentage greater than zero will increase the No-Lapse reference per $1,000 of Specified Amount monthly Administrative Fees, and, therefore, the Premiums which you must pay in order to meet the requirements of the No-Lapse Enhancement Rider will increase. (Refer to the section headed "No-Lapse Enhancement Rider" for discussion of how rider values are calculated.) The higher the percentage you select for the Benefit Selection Option, the larger the increase in the No-Lapse reference per $1,000 of Specified Amount monthly Administrative Fees and the higher the Premiums you must pay in order to meet the requirements of the rider.

The following example shows two Policies on the same Insured. In the first example, the Benefit Selection Option was not elected; and in the second example the Benefit Selection Option was elected:



    Male, 55 Year Old,
   Standard Non-tobacco
                                 Monthly Administrative
 Benefit Selection Option              Expense Fee
 Election: None                 $0.5133 per thousand
                                of Specified Amount
                                (higher)



    Male, 55 Year Old,
   Standard Non-tobacco
                                    No-Lapse Monthly
                                 Administrative Expense
 Benefit Selection Option            Reference Fee                            Result
 Election: None                 $0.1333 per thousand         This option offers the best No-Lapse
                                of Specified Amount          protection available. The price of the
                                (lower)                      protection is reflected in the higher
                                                             Monthly Administrative Expense Fee.

    Male, 55 Year Old,
   Standard Non-tobacco
                                 Monthly Administrative
 Benefit Selection Option              Expense Fee
 Election: 100%                 $0.0267 per thousand
                                of Specified Amount
                                (lower)



    Male, 55 Year Old,
   Standard Non-tobacco
                                    No-Lapse Monthly
                                 Administrative Expense
 Benefit Selection Option            Reference Fee                            Result
 Election: 100%                 $0.2333 per thousand         This option offers the least amount of
                                of Specified Amount          No-Lapse protection. The Monthly
                                (higher)                     Administrative Expense Fee is
                                                             reduced in exchange. Therefore, this
                                                             option allows more money to be
                                                             invested in the Sub-Accounts or
                                                             allocated to the Fixed Account.
                                                             However, the Premiums which you
                                                             must pay in order to satisfy the No-
                                                             Lapse requirements of the rider will
                                                             increase.

You elect this option by selecting a percentage from 1 to 100%. This election must be made at Policy issue and is irrevocable. The impact of selecting a Benefit Selection Option percentage greater than zero on your Policy is best shown in an illustration. Please ask your registered representative for illustrations which demonstrate the impact of electing various Benefit Selection Option percentages greater than zero.

If elected, the percentage you select under this option will be shown in your Policy Specifications. Once your Policy is issued with the Benefit Selection Option, you may not change the percentage you selected nor may you terminate your election.

Overloan Protection Rider. If this rider is issued with your Policy, you meet the requirements as described in this rider and have elected this benefit, your Policy will not lapse solely based on Indebtedness exceeding the Accumulation Value less the Surrender Charges. It is a limited benefit, in that it does not provide any additional death benefit or any increase in Accumulation Value. Also, it does not provide any type of market performance guarantee.

We will automatically issue this rider with your Policy in states where it is available. There is no charge for adding this rider to your Policy. However, if you choose to elect this benefit, there is a one-time charge which will not exceed 5.0% of the then current Accumulation Value. Once you elect the benefit, certain provisions of your Policy will be impacted as described in the rider.


Premium Reserve Rider: We will automatically issue this rider with your Policy in states where it is available. The rider allows you to pay Premiums in addition to those you plan to pay for your Policy and to have such amounts accumulate in the same manner as if they had been allocated to your Policy without, as detailed in the rider, being subject to all charges and expenses of your Policy. For example, this rider can be used to fund future Premium Payments if needed while retaining the flexibility to withdraw such funds from the rider without reducing the Policy's Specified Amount (or being subject to Surrender Charges) in the event the funds are not needed due to favorable investment performance. Premiums allocated to the Premium Reserve Rider do not increase the Policy's Accumulation Value and, therefore, will not decrease the Net Amount at Risk. Since the Net Amount at Risk will not be reduced, current Cost of Insurance Charges will not be reduced. However, the Policy's death benefit will be increased by the Premium Reserve Rider Accumulation Value less Indebtedness. The Premium Reserve Rider Accumulation Value is the sum of the
(i) values of Sub-Accounts created for the rider which, but for having been created specifically for the rider, are in all other respects identical to the Sub-Accounts (the "Premium Reserve Rider Sub-Accounts"), and (ii) values held in the portion of the Fixed Account created specifically for the rider (the "Premium Reserve Rider Fixed Account").


A Premium Load of 4.0% (known as the Premium Reserve Rider Premium Load) will be deducted from each amount allocated to this rider.

Net Premium Reserve Rider Premiums will be allocated to the Premium Reserve Rider Sub-Accounts and/or the Premium Reserve Rider Fixed Account using the same Premium allocation instruction that you have provided to us for allocating Premiums which you direct to your Policy.

Calculations of the values of the Premium Reserve Rider Sub-Accounts and the Premium Reserve Rider Fixed Account apply the same daily Mortality and Expense Risk Charge and the Fixed Account asset charge as would have been deducted if the Premiums had been allocated to your Policy; however, the Monthly Deductions for your Policy, which include charges for the cost of insurance and the Administrative Fee, and charges for riders to your Policy other than this rider will not be reflected.


You may request us to transfer all or part of the Premium Reserve Rider's Accumulation Value to your Policy at any time. Transfers of the rider's Accumulation Value to your Policy are subject to a deduction of 3.0% from each amount transferred (the 3.0% charge is called the Premium Reserve Rider transfer load) if such transfers are made (either automatically, as discussed below, or at your request) in the first ten Policy Years.

No other policy charges or fees will be deducted from the amount allocated to the Premium Reserve Rider.


In addition, after Policy Year 10, subject to certain limitations (which relate to meeting the requirement that sufficient value remains to maintain the duration of lapse protection provided under the No-Lapse Enhancement Rider until the second Insured reaches age 121 - see section headed "No-Lapse Enhancement Rider"), you may request transfers from the Policy's Net Accumulation Value to the Premium Reserve Rider for allocation to the Premium Reserve Rider's Sub-Accounts and Fixed Account. Transfers between the Policy and the rider will not be counted against the number of free transfers permitted by the Policy.


The rider provides for the automatic transfer of the entire Accumulation Value of the rider to the Policy in the event:

1) the Net Accumulation Value under your Policy is insufficient to maintain your Policy in force and the No-Lapse Enhancement Rider described above is not at the time preventing your Policy from lapsing; and

2) you do not pay at least the amount set forth in the Lapse Notice and your payment is not received by us before the end of the Grace Period.

If the Premium Reserve Rider Accumulation Value (less the Premium Reserve Rider transfer load of 3.0% if the transfer is made during the first 10 Policy Years) on the day the Grace Period ends is insufficient to meet the amount then due, your Policy will lapse without value.

If this rider is in force at the time you request a loan on or Partial Surrender of your Policy, any such loan or Partial Surrender will be made first from any Premium Reserve Rider Accumulation Value and when the Premium Reserve Rider Accumulation Value is reduced to zero, then from the Accumulation Value of your Policy. Loan interest will be charged and credited to any Premium Reserve Rider loans on the same basis as the Policy. Please refer to the section headed "Policy Loans" for a more detailed discussion of Policy Loans, including interest charged on Policy Loans.


In the event of the death of the second Insured while the rider is in force, any Premium Reserve Rider Accumulation Value less Indebtedness on the date of death will be added to the death benefit if Death Benefit Option 1 is in force and will be added to the Policy's Accumulation Value less Indebtedness on the date of death if Death Benefit Option 2 is in force. If the death benefit is paid pursuant to the No-Lapse Enhancement Rider, the Premium Reserve Rider Accumulation Value less Indebtedness will be added to the death benefit payable under that rider.


The Premium Reserve Rider will terminate at the earlier of the date your Policy terminates; the date the entire Premium Reserve Rider Accumulation Value is automatically transferred to your Policy to maintain your Policy in force; or your written request to terminate the rider is received. Once terminated, the rider may not be reinstated, and no further Premium Payments may be allocated to it.

Finally, the amount of Premiums you may pay, whether you direct them to your Policy or to your Premium Reserve Rider, are subject to limits which are discussed in the Tax Issues section of the prospectus.

As with your Policy, you bear the risk that the investment results of the Sub-Accounts you have chosen are adverse or are less favorable than anticipated. Adverse investment results will impact the Accumulation Value of the rider and, therefore, the amount of rider Accumulation Value which may be available to prevent your Policy from lapsing or for providing policy benefits.


The Premium Reserve Rider, as discussed above, can help provide additional protection against lapse of your Policy. The Premium Reserve Rider Accumulation Value generated by the additional Premiums you pay to the rider may be transferred to the Policy either through (i) your voluntarily requesting us to transfer available Premium Reserve Rider Accumulation Value to the Policy in the amount needed to prevent lapse (because, for example, you do not have the funds outside of the Policy to make the Premium Payment required to keep the Policy in force), or (ii) the rider's provision for automatically transferring all available Premium Reserve Rider Accumulation Value to the Policy should those values be needed to prevent lapse of the Policy (because, for example, the payment you do make either is less than the amount requested or is not received by the time set by the terms of the Policy). However, as noted above, if such values are transferred pursuant to the Premium Reserve Rider's automatic transfer provision, the Premium Reserve Rider will terminate, and the Owner will permanently lose the ability to allocate any future Premium Payments to the rider.

As a hypothetical example of how the Premium Reserve Rider might help prevent lapse of your Policy, assume that you have had your Policy for 11 years and that you have allocated additional Premiums to the rider so that your Premium Reserve Rider Accumulation Value at the end of Policy Year 11 is $25,000. Further assume that the No-Lapse Enhancement Rider is no longer preventing your Policy from lapsing, that the Premium required to maintain your Policy in force that is due at the beginning of Policy Year 12 is $15,000, and that you have decided that you wish to minimize your current cash outlays. If you do not pay the $15,000 Premium, you will receive a Lapse Notice which will tell you that you need to make a Premium Payment of $15,000 to your Policy. If you wish, you could request (before the end of the Grace Period) that we transfer $15,000 of the Premium Reserve Rider Accumulation Value to the Policy. If you do not so request, we will automatically transfer the entire Premium Reserve Rider Accumulation Value of $25,000 to the Policy (and your Premium Reserve Rider will terminate). In this example, the transfer of $15,000 from your Premium Reserve Rider Accumulation Value to your Policy will avoid lapse of the Policy.


As a further hypothetical example, again assume that you have had your Policy for 11 years but that you have allocated fewer additional Premiums to the rider so that your Premium Reserve Rider Accumulation Value is $10,000. Continuing the assumption that the No-Lapse Enhancement Rider is no longer preventing your Policy from lapsing, that the Premium required to maintain your Policy in force that is due at the beginning of Policy Year 12 is $15,000, and that you wish to minimize your current cash outlays, your Premium Reserve Rider Accumulation Value would provide (either by transfer at your specific request or through automatic transfer) $10,000 towards the Premium due. But in this example, you would have to then pay the balance of the Premium due, that is $5,000, to us from your savings or from another source outside of the Policy to avoid lapse of your Policy.


You should discuss with your financial advisor the needs which purchasing the Policy will meet, including the need to provide to Beneficiaries a guaranteed death benefit which does not depend upon growth of the Policy's Accumulation Value. Policy illustrations, which the financial advisor can prepare, will help determine the amount of Premiums which should be allocated to paying the costs of the Policy for the death benefit you need. Once that need for a guaranteed death benefit is met and Premium requirements determined, the Owner then could consider whether to allocate additional funds to the rider.

You should carefully weigh the balance between allocating Premiums to the Policy and Premiums to the rider. Premiums allocated to the Premium Reserve Rider may be withdrawn without reducing the Specified Amount (which might be the case if those Premiums had been allocated to the Policy). In addition, Premiums allocated to the rider initially are charged only with the 4.0% Premium Reserve Rider Premium Load and will only be charged the 3.0% Premium Reserve Rider Transfer Load if transfers are voluntarily made during the first 10 Policy Years (or are automatically transferred to help prevent Policy Lapse). And Premiums allocated to the rider become part of the Premium Reserve Rider Accumulation Value and that value (less any Indebtedness) would be paid upon the death of the second Insured in addition to the death benefit paid.

However, Premiums allocated to the rider do not increase the Policy's Accumulation Value and, therefore, would not reduce the Cost of Insurance Charges. An illustration can show the impact that paying a higher level of Premiums would have on the Policy's cost of insurance: that is as Accumulation Values in the Policy increase (through positive investment results and/or allocating more Premiums to the Policy), the Net Amount at Risk (that is, the difference between the death benefit and the Accumulation Value) will decrease, thereby decreasing the Cost of Insurance Charges. Decreasing policy charges increases the amount of the Policy's Accumulation Value available for allocation to the Sub-Accounts, and thereby increases the amount available for investment, subject to your tolerance for risk.

Your financial advisor can prepare illustrations which would reflect the potential impact that different allocations of Premium between the Policy and the Premium Reserve Rider might have, as well as illustrate the impact rates of return selected by you might have on the Policy's benefits and the rider's Accumulation Value.




Continuation of Coverage


If at least one of the Insureds is still living when the younger Insured attains, or would have attained, age 121, and the Policy is still in force and has not been surrendered, the Policy will remain in force until policy surrender or death of the second Insured. There are certain changes that will take place:


1) we will no longer accept Premium Payments;

2) we will make no further deductions;

3) policy values held in the Separate Account will be transferred to the Fixed Account;

4) we will continue to credit interest to the Fixed Account; and

5) we will no longer transfer amounts to the Sub-Accounts.

However, loan interest will continue to accrue. Provisions may vary in certain states.



Termination of Coverage

All policy coverage terminates on the earliest of:

1)  Surrender of the Policy;


2) death of the second Insured; or


3) failure to pay the necessary amount of Premium to keep your Policy in force.



State Regulation

The state in which your Policy is issued will govern whether or not certain features, riders, charges and fees will be allowed in your Policy. You should refer to your Policy for these state specific features.


PREMIUMS

You may select and vary the frequency and the amount of Premium Payments and the allocation of Net Premium Payments. After the initial Premium Payment is made there is no minimum Premium required, except to keep the Policy in force. Premium Payments may be required from time to time in order to insure that the Net Accumulation Value of the Policy is sufficient to pay the Monthly Deductions. Otherwise, the Policy will lapse. (See the "Lapse and Reinstatement" section of this prospectus). Premiums may be paid any time before the younger Insured attains, or would have attained, age 121, subject to our right to limit the amount or frequency of additional Premium Payments. (See the "Planned Premiums; Additional Premiums" section of this prospectus).


The initial Premium must be paid for policy coverage to be effective.

Allocation of Net Premium Payments

Your "Net Premium Payment" is the portion of a Premium Payment remaining after deduction of the Premium Load. The Net Premium Payment is available for allocation to the Sub-Accounts or the Fixed Account.

You first designate the allocation of Net Premium Payments among the Sub-Accounts and Fixed Account on a form provided by us for that purpose. Subsequent Net Premium Payments will be allocated on the same basis unless we are instructed otherwise, in writing. You may change the allocation of Net Premium Payments among the Sub-Accounts and Fixed Account at any time. The amount of Net Premium Payments allocated to the Sub-Accounts and Fixed Account must be in whole percentages and must total 100%. We credit Net Premium Payments to your Policy as of the end of the "Valuation Period" in which it is received at our Administrative Office. The end of the Valuation Period is 4:00 p.m., Eastern Time, unless the New York Stock Exchange closes earlier.

The Valuation Period is the time between "Valuation Days". A Valuation Day is every day on which the New York Stock Exchange is open and trading is unrestricted. Your policy values are calculated on every Valuation Day.



Planned Premiums; Additional Premiums

Planned Premiums are the amount of periodic Premium (as shown in the Policy Specifications) you choose to pay the Company on a scheduled basis. This is the amount for which we send a Premium reminder notice. Premium Payments may be billed annually, semi-annually, or quarterly. You may arrange for monthly pre-authorized automatic Premium Payments at any time.

In addition to any Planned Premium, you may make additional Premium Payments. These additional payments must be sent directly to our Administrative Office, and will be credited when received by us.

Unless you specifically direct otherwise, any payment received (other than any Premium Payment necessary to prevent, or cure, Policy Lapse) will be applied as Premium and will not repay any outstanding loans. There is no Premium Load on any payment which you specifically direct as repayment of an outstanding loan.


You may increase Planned Premiums, or pay additional Premiums, subject to the certain limitations. We reserve the right to limit the amount or frequency of additional Premium Payments. You may decrease Planned Premiums. However, doing so will impact your policy values and may impact how long your Policy remains in force.


We may require evidence of insurability if any payment of additional Premium (including Planned Premium) would increase the difference between the Specified Amount and the Accumulation Value. If we are unwilling to accept the risk, your increase in Premium will be refunded without interest.

We may decline any additional Premium (including Planned Premium) or a portion of a Premium that would cause total Premium Payments to exceed the limit for life insurance under federal tax laws. Our test for whether or not your Policy exceeds the limit is referred to as the Guideline Premium Test. The excess amount of Premium will be returned to you. We may accept alternate instructions from you to prevent your Policy from becoming a MEC. Refer to the section headed "Tax Issues" for more information.



Policy Values

Policy value in your variable life insurance policy is also called the Accumulation Value.

The Accumulation Value equals the sum of the Fixed Account Value, the Separate Account Value, and the Loan Account Value. At any point in time, the Accumulation Value reflects:

1) Net Premium Payments made;

2)  the amount of any Partial Surrenders;

3) any increases or decreases as a result of market performance of the Sub-Accounts;

4)  interest credited to the Fixed Account or the Loan Account;

5) persistency bonuses on Net Accumulation Value in Fixed Account and the Sub-Accounts beginning in Policy Year 21; and

6)  all charges and fees deducted.


The Separate Account Value, if any, is the portion of the Accumulation Value attributable to the Separate Account. The value is equal to the sum of the current values of all the Sub-Accounts in which you have invested. This is also referred to as the Variable Accumulation Value.


A unit of measure used in the calculation of the value of each Sub-Account is the "Variable Accumulation Unit". It may increase or decrease from one Valuation Period to the next. The Variable Accumulation Unit value for a Sub-
  Account for a Valuation Period is determined as follows:


1) the total value of Underlying Fund shares held in the Sub-Account is calculated by multiplying the number of Underlying Fund shares owned by the Sub-Account at the beginning of the Valuation Period by the net asset value per share of the Underlying Fund at the end of the Valuation Period, and adding any dividend or other distribution of the Underlying Fund made during the Valuation Period; minus


2) the liabilities of the Sub-Account at the end of the Valuation Period. Such liabilities include daily charges imposed on the Sub-Account, and may include a charge or credit with respect to any taxes paid or reserved for by Lincoln Life that we determine result from the operations of the Separate Account; and

3) the result of (1) minus (2) is divided by the number of Variable Accumulation Units for that Sub-Account outstanding at the beginning of the Valuation Period.

In certain circumstances, and when permitted by law, we may use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.


The daily charge imposed on a Sub-Account for any Valuation Period is equal to the daily Mortality and Expense Risk Charge multiplied by the number of calendar days in the Valuation Period.


The Fixed Account Value, if any, reflects amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or Partial Surrenders. We guarantee the Fixed Account Value. Interest is credited daily on the Fixed Account Value at the greater of a rate of 0.010746% (equivalent to a compounded annual rate of 4.0%) or a higher rate determined by the Company. The Fixed Account Asset Charge is deducted daily.

The Loan Account Value, if any, reflects any outstanding Policy Loans, including any interest charged on the loans. This amount is held in the Company's General Account. We do not guarantee the Loan Account Value. Interest is credited on the Loan Account at an effective annual rate of 4.0% in all years.

The Net Accumulation Value is the Accumulation Value less the Loan Account Value. It represents the net value of your Policy and is the basis for calculating the Surrender Value.

We will tell you at least annually the Accumulation Value, the number of accumulation units credited to your Policy, current accumulation unit values, Sub-Account values, the Fixed Account Value and the Loan Account Value. We strongly suggest that you review your statements to determine whether additional Premium Payments may be necessary to avoid lapse of your Policy.



Persistency Bonus

On each Monthly Anniversary Day beginning with the first Monthly Anniversary Day in Policy Year 21, we will credit a persistency bonus to Net Accumulation Values in each Sub-Account and the Fixed Account at an annual rate guaranteed to be not less than 0.15% of the values in each Sub-Account and the Fixed Account on the Monthly Anniversary Day. In the event that you have allocated Premiums Payments to the Premium Reserve Rider, beginning with the first Monthly Anniversary Day in Policy Year 21, a persistency bonus, calculated as described above, will be credited to the Premium Reserve Rider Net Accumulation Value. The persistency bonus is based on reduced costs in later Policy Years that we can pass on to policies that are still in force. Our payment of the persistency bonus will not increase or affect the charges and expenses of your Policy or any riders other than by virtue of increasing the Sub-Account values and Accumulation Value upon which certain charges and expenses of the Policy are based.



DEATH BENEFITS

The Death Benefit Proceeds is the amount payable to the Beneficiary upon the death of the second Insured, based upon the death benefit option in effect. Loans, loan interest, Partial Surrenders, and overdue charges, if any, are deducted from the Death Benefit Proceeds prior to payment. Riders, including the No-Lapse Enhancement Rider and the Premium Reserve Rider, may impact the amount payable as Death Benefit Proceeds in your Policy. Refer to the "Riders" section of this prospectus for more information.




Death Benefit Options

Two different death benefit options are available. Regardless of which death benefit option you choose, the Death Benefit Proceeds payable will be the greater of:


1) the amount determined by the death benefit option in effect on the date of the death of the second Insured, less any Indebtedness; or

2) a percentage of the Accumulation Value equal to that required by the Internal Revenue Code to maintain the Policy as a life insurance policy. These percentages are shown on your Policy Specifications pages. (Please note that the investment performance of the Sub-Accounts you have chosen will impact the Accumulation Value and therefore may affect the amount of Death Benefit Proceeds payable.)


The following table provides more information about the death benefit options.



 Option                        Death Benefit Proceeds Equal to the                                 Variability
    1         Specified Amount (a minimum of $250,000) level death benefit on            None; level death benefit.
              the date of the second Insured's death, less any Partial Surrenders after the date of second death.
    2         Sum of the Specified Amount plus the Net Accumulation Value as of          May increase or decrease over
              the date of the second Insured's death, less any Partial Surrenders        time, depending on the amount
              after the date of second death.                                            of Premium paid and the
                                                                                         investment performance of the
                                                                                         Sub-Accounts or the interest
                                                                                         credited to the Fixed Account.


If for any reason the Owner does not elect a particular death benefit option, Option 1 will apply.

Your choice of death benefit option will impact the Cost of Insurance Charge because the Cost of Insurance Charge is based upon the "Net Amount at Risk". The Net Amount at Risk for your Policy is the difference between the Specified Amount and the Accumulation Value of your Policy. Therefore, for example, if you choose Death Benefit Option 1, and if your Policy Accumulation Value increases (because of positive investment results), your Cost of Insurance Charge will be less than if your Policy Accumulation Value did not increase or declined. (See section headed "Cost of Insurance" for discussion of Cost of Insurance Charges.)

The death benefit payable under any of the death benefit options will also be reduced by the amount necessary to repay the Indebtedness in full and, if the Policy is within the Grace Period, any payment required to keep the Policy in force. Policy Indebtedness includes loans under the Policy and Premium Reserve Rider Indebtedness includes loans under the Premium Reserve Rider.

Partial Surrenders may also reduce the death benefit payable under any of the death benefit options (See section headed "Policy Surrenders - Partial Surrender" for details as to the impact a Partial Surrender will have on the death benefit payable under each option.)



Changes to the Initial Specified Amount and Death Benefit Options


Within certain limits, you may decrease (reduce) or, with satisfactory evidence of insurability, increase the Specified Amount. Any increase in Specified Amount may increase the Net Amount at Risk and the Cost of Insurance Charge. (See the "Cost of Insurance Charge" section of this prospectus.) The minimum Specified Amount is currently $250,000.


A Partial Surrender may reduce the Specified Amount. If the Specified Amount is reduced as a result of a Partial Surrender, the death benefit may also be reduced. (See section headed "Policy Surrenders - Partial Surrender" for details as to the impact a Partial Surrender may have on the Specified Amount.)


The death benefit option may be changed by the Owner, subject to our consent, as long as the Policy is in force.

You must submit all requests for changes among death benefit options and changes in the Specified Amount in writing to our Administrative Office. The minimum increase in Specified Amount currently permitted is $1,000. If you request a change, a supplemental application and evidence of insurability must also be submitted to us.


 Option Change                                                   Impact
     2 to 1          The Specified Amount will be increased by the Accumulation Value as of the effective date of change.


A Surrender Charge may apply to a decrease in Specified Amount. Please refer to the Surrender Charges section of this prospectus for more information on conditions that would cause a Surrender Charge to be applied. A table of Surrender Charges is included in each Policy.


Any Reduction in Specified Amount will be made against the Initial Specified Amount and any later increase in the Specified Amount on a last in, first out basis. Any increase in the Specified Amount will increase the amount of the Surrender Charge applicable to your Policy. Changes in Specified Amount do not affect the Premium Load as a percentage of Premium.

We may decline any request for Reduction in Specified Amount if, after the change, the Specified Amount would be less than the minimum Specified Amount or would reduce the Specified Amount below the level required to maintain the Policy as life insurance for purposes of federal income tax law according to the Guideline Premium Test.


The Guideline Premium Test provides for a maximum amount of Premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value. As a result, we may increase the Policy's death benefit above the Specified Amount in order to satisfy the Guideline Premium Test. If the increase in the Policy's death benefit causes an increase in the Net Amount at Risk, charges for the cost of insurance will increase as well.


Any change is effective on the first Monthly Anniversary Day on, or after, the date of approval of the request by Lincoln Life. If the Monthly Deduction amount would increase as a result of the change, the changes will be effective on the first Monthly Anniversary Day on which the Accumulation Value is equal to, or greater than, the Monthly Deduction amount.



Death Benefit Proceeds


Proof of death should be furnished to us at our Administrative Office as soon as possible after the death of both Insureds. This notification must include a certified copy of an official death certificate for each Insured, a certified copy of a decree of a court of competent jurisdiction as to the finding of death for each Insured, or any other proof satisfactory to us.

After receipt at our Administrative Office of proof of death of both Insureds, the Death Benefit Proceeds will ordinarily be paid within seven days. The proceeds will be paid in a lump sum or in accordance with any settlement option selected by the Owner or the Beneficiary. Payment of the Death Benefit Proceeds may be delayed if your Policy is contested or if Separate Account Values cannot be determined.


If the recipient of the death benefit has elected a lump sum settlement and the death benefit is over $10,000, the proceeds will be placed into a SecureLine (Reg. TM) account in the recipient's name as the Owner of the account. SecureLine (Reg. TM) is a service we offer to help the recipient manage the Death Benefit Proceeds. With SecureLine (Reg. TM), an interest bearing account is established from the proceeds payable on a policy administered by us. The recipient is the Owner of the account, and is the only one authorized to transfer proceeds from the account. Instead of mailing the recipient a check, we will send a checkbook so that the recipient will have access to the account by writing a check. The recipient may choose to leave the proceeds in this account, or may begin writing checks right away. If the recipient decides he or she wants the entire proceeds immediately, the recipient may write one check for the entire account balance. The recipient can write as many checks as he or she wishes. We may at our discretion set minimum withdrawal amounts per check. The total of all checks written cannot exceed the account balance. The SecureLine (Reg. TM) account is part of our General Account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account. The recipient may request that surrender proceeds be paid directly to him or her instead of applied to a SecureLine (Reg. TM) account.

Interest credited in the SecureLine (Reg. TM) account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that the recipient consult a tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine (Reg. TM) account. The balance in the recipient's SecureLine (Reg.
TM) account starts earning interest the day the account is opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to the recipient's account on the last day of each month. The interest rate will be updated monthly and we may increase or decrease the rate at our discretion. The interest rate credited to the recipient's SecureLine (Reg. TM) account may be more or less than the rate earned on funds held in Lincoln's General Account.

There are no monthly fees. The recipient may be charged a fee for a stop payment or if a check is returned for insufficient funds.

Every state has unclaimed property laws which generally declare property, including monies owed (such as death benefits) to be abandoned if unclaimed or uncashed after a period of three to five years from the date the property is intended to be delivered or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered and, if after a thorough search, we are still unable to locate the Beneficiary of the death benefit, or the Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. This "escheatment" is revocable, however, and the state is obligated to pay the death benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you contact us and update your Beneficiary designations, including addresses, if and as they change.


POLICY SURRENDERS

You may surrender your Policy at any time by sending us your Policy along with a written request for surrender. If you surrender your Policy, all coverage will automatically terminate and may not be reinstated. Consult your tax advisor to understand tax consequences of any surrender you are considering.

The Surrender Value of your Policy is the amount you can receive by surrendering the Policy. The Surrender Value is the Net Accumulation Value (which is the Policy's Accumulation Value less any Indebtedness) less any applicable Surrender Charge, less any accrued loan interest not yet charged (the "Surrender Value"). If you have elected the Enhanced Surrender Value Rider, your Surrender Value may be enhanced if you fully surrender your Policy during the first five Policy Years.

Any surrender results in a withdrawal of values from the Sub-Accounts and Fixed Account that have values allocated to them. Any surrender from a Sub-Account will result in the cancellation of Variable Accumulation Units. The cancellation of such units will be based on the Variable Accumulation Unit Value determined at the close of the Valuation Period during which the surrender is effective. Surrender proceeds will generally be paid within seven days of our receipt of your request.


As of January 17, 2012, we will no longer offer SecureLine (Reg. TM) for surrenders. SecureLine (Reg. TM) is an interest bearing account established from the proceeds payable on a policy or contract administered by us. We will, however, continue to offer SecureLine (Reg. TM) for Death Benefit Proceeds. Please see "Death Benefit Proceeds" section in this prospectus for more information about SecureLine (Reg. TM).




Partial Surrender

You may make a Partial Surrender, withdrawing a portion of your policy values. You must request a Partial Surrender in writing. The amount of any Partial Surrender may not exceed 90% of the Policy's Surrender Value as of the date of your request for a Partial Surrender. We may limit Partial Surrenders to the extent necessary to meet the federal tax law requirements. Each Partial Surrender must be at least $500. Partial Surrenders are subject to other limitations as described below.

Partial Surrenders may reduce the Accumulation Value and the Specified Amount. The amount of the Partial Surrender will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The effect of Partial Surrenders on the Death Benefit Proceeds depends on the death benefit option in effect at the time of the Partial Surrender.


   Death Benefit
 Option in Effect                              Impact of Partial Surrender
         1              Will reduce the Accumulation Value and may reduce the Specified Amount.
         2              Will reduce the Accumulation Value, but not the Specified Amount.

Partial Surrender proceeds will generally be paid within seven days of our receipt of your request.

We may at our discretion decline any request for a Partial Surrender.


POLICY LOANS

You may borrow against the Surrender Value of your Policy and the Premium Reserve Rider, if you have allocated Premiums to the Premium Reserve Rider. The loan may be for any amount up to 100% of the current Surrender Value. However, we reserve the right to limit the amount of your loan so that total Indebtedness under the Policy (including Premium Reserve Rider, if any, in Policy Years 1-10) will not exceed 90% of an amount equal to the Accumulation Value less Surrender Charge. A loan agreement must be executed and your Policy assigned to us free of any other assignments. Outstanding Policy Loans and accrued interest reduce the Policy's death benefit and Accumulation Value.

The amount of your loan will be withdrawn first from Accumulation Values, if any, of the Premium Reserve Rider Sub-Accounts and Premium Reserve Rider Fixed Account and then from the Policy's Sub-Accounts and Fixed Account in proportion to their values. The Loan Account is the account in which Indebtedness (outstanding loans and interest) accrues once it is transferred out of the Sub-Accounts and Fixed Account. Amounts transferred to the Loan Account of both the Policy and the Premium Reserve Rider do not participate in the performance of the Sub-Accounts or the Fixed Account. Loans, therefore, can affect the Policy's death benefit and Accumulation Value whether or not they are repaid. Interest on Policy Loans (from both the Premium Reserve Rider and the Policy) accrues at an effective annual rate of 5.0% in years 1-10 and 4.0% thereafter, and is payable once a year in arrears on each Policy Anniversary, or earlier upon Full Surrender or other payment of proceeds of your Policy. Policy values in the Loan Account are part of the Company's General Account.

The amount of your loan, plus any accrued but unpaid interest, is added to your outstanding Policy Loan balance. Unless paid in advance, loan interest due will be transferred proportionately from the Sub-Accounts and Fixed Account. This amount will be treated as an additional Policy Loan, and added to the Loan Account Value.

Lincoln Life credits interest to the Loan Account Value (of both the Premium Reserve Rider and the Policy) at a rate of 4.0% in all years so the net cost of your Policy Loan is 1.0% in years 1-10 and 0.0% thereafter.


Your outstanding loan balance may be repaid at any time as long as at least one of the Insureds is living. The Loan Account will be reduced by the amount of any loan repayment. Any repayment, other than loan interest, will be allocated to the Sub-Accounts and Fixed Account in the same proportion in which Net Premium Payments are currently allocated, unless you instruct otherwise. When making a payment to us, we will apply your payment as Premiums and not loan repayments unless you specifically instruct us otherwise.

If at any time the total Indebtedness against your Policy, including interest accrued but not due, equals or exceeds the then current Accumulation Value less Surrender Charges, the Policy will terminate subject to the conditions in the Grace Period provision, unless the provisions of the No-Lapse Enhancement Rider are preventing policy termination. If your Policy lapses while a loan is outstanding, the borrowed amount may be taxable to you to the extent your Policy's value exceeds your basis in the Policy.



LAPSE AND REINSTATEMENT
If at any time:

1) the Net Accumulation Value of the Policy is insufficient to pay the Monthly Deduction, and


2) the provisions of the No-Lapse Enhancement Rider are not preventing termination of the Policy, then all coverage will terminate. This is referred to as Policy Lapse.


The Net Accumulation Value may be insufficient:

1) because it has been exhausted by earlier deductions;

2) as a result of poor investment performance;

3) due to Partial Surrenders;

4) due to Indebtedness for Policy Loans; or

5) because of a combination of any of these factors.

If we have not received your Premium Payment (or payment of Indebtedness on Policy Loans) necessary so that the Net Accumulation Value of your Policy is sufficient to pay the Monthly Deduction amount on a Monthly Anniversary Day, we will send a written notice to you, or any assignee of record. The notice will state the amount of the Premium Payment (or payment of Indebtedness on Policy Loans) that must be paid to avoid termination of your Policy.


If the amount stated in the notice is not paid to us within the Grace Period and any Premium Reserve Accumulation Value (less any Premium Reserve Rider transfer load) automatically transferred at the end of the Grace Period is also insufficient to keep the Policy in force, then the Policy will terminate. The Grace Period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the Monthly Anniversary Day on which the Monthly Deduction could not be paid. If the second Insured dies during the Grace Period, we will deduct any charges due to us from any death benefit that may be payable under the terms of the Policy.




No-Lapse Protection

Your Policy includes the No-Lapse Enhancement Rider. This rider provides you with additional protection to prevent a lapse in your Policy. If you meet the requirements of this rider, your Policy will not lapse, even if the Net Accumulation Value under the Policy is insufficient to cover the accumulated, if any, and current Monthly

Deductions. It is a limited benefit in that it does not provide any additional death benefit amount or any increase in your policy value. Also, it does not provide any type of market performance guarantee.


We will automatically issue this rider with your Policy. There is no charge for this rider.

The rider consists of the No-Lapse Value Provision and the Reset Account Value Provision. Under this rider, your Policy will not lapse as long as either the No-Lapse Value or the Reset Account Value, less any Indebtedness, is greater than zero. The No-Lapse Value and Reset Account Value are reference values only. If the Net Accumulation Value is insufficient to cover the accumulated, if any, and current Monthly Deductions, the No-Lapse Value and Reset Account Value will be referenced to determine whether either provision of the rider will prevent your Policy from lapsing. Refer to the "No-Lapse Enhancement Rider" section of this prospectus for more information.

Your Policy may also include the Overloan Protection Rider. If this rider is issued with your Policy, you meet the requirements as described in this rider and have elected this benefit, your Policy will not lapse solely based on Indebtedness exceeding the Accumulation Value less the Surrender Charges. It is a limited benefit, in that it does not provide any additional death benefit or any increase in Accumulation Value. Also, it does not provide any type of market performance guarantee. There is no charge for adding this rider to your Policy. However, if you choose to elect the benefit provided by the rider, there is a one-time charge which will not exceed 5.0% of the then current Accumulation Value. Once you elect the benefit, certain provisions of your Policy will be impacted as described in the rider.


Finally, your Policy includes the Premium Reserve Rider (in states where available). To the extent you have allocated Premium Payments to this rider, any rider Accumulation Value may prevent lapse of your Policy. If your Policy's Net Accumulation Value is insufficient to cover the Monthly Deductions, and the provisions of the No-Lapse Enhancement Rider are not preventing policy termination, we will send a written notice to you which will state the amount of the Premium Payment (or payment of Indebtedness on Policy Loans) that must be paid to avoid termination of your Policy. If the amount in the notice is not paid to us within the Grace Period, we will automatically transfer to your Policy any Premium Reserve Rider Accumulation Value (less any Premium Reserve Rider transfer load) on the day the Grace Period ends. If after such transfer, your Policy's Net Accumulation Value is sufficient to cover the Monthly Deductions then due, your Policy will not lapse. As with your Policy, you bear the risk that investment results of the Sub-Accounts you have chosen are adverse or are less favorable than anticipated. Adverse investment results will impact the Accumulation Value of the rider and, therefore, the amount of the rider Accumulation Value which may be available to prevent your Policy from lapsing or for providing benefits.




Reinstatement of a Lapsed Policy

If your Policy has lapsed and the second death has not occurred, you may reinstate your Policy within five years of the Policy Lapse date, provided:

1) it has not been surrendered;

2) there is an application for reinstatement in writing;


3) satisfactory evidence of insurability (on both Insureds if the first death has not occurred and we agree to accept the risk) is furnished to us and we agree to accept the risk for the Insured;


4) we receive a payment sufficient to keep your Policy in force for at least two months; and

5) any accrued loan interest is paid and any remaining Indebtedness is either paid or reinstated.


The reinstated Policy will be effective as of the Monthly Anniversary Day on or next following the date on which we approve your application for reinstatement. Surrender Charges will be reinstated as of the Policy Year in which your Policy lapsed. Your Accumulation Value at reinstatement will be the Net Premium Payment then made less all Monthly Deductions due. If a Policy Loan is being reinstated, the Policy's Accumulation Value at reinstatement will be the Accumulation Value on the date the Policy lapsed plus the Net Premium Payment made less all Monthly Deductions due.

TAX ISSUES
The federal income tax treatment of your Policy is complex and sometimes uncertain. The federal income tax rules may vary with your particular circumstances. This discussion does not include all the federal income tax rules that may affect you and your Policy and is not intended as tax advice. This discussion also does not address other federal tax consequences, such as estate, gift and generation-skipping transfer taxes, or any state and local income, estate and inheritance tax consequences, associated with the Policy. You should always consult a tax advisor about the application of tax rules to your individual situation.



Taxation of Life Insurance Contracts in General


Tax Status of the Policy. Section 7702 of the Internal Revenue Code ("Code") establishes a statutory definition of life insurance for federal tax purposes. We believe that the Policy will meet the statutory definition of life insurance under the Guideline Premium Test, which provides for a maximum amount of Premium paid depending upon the Insured's age, gender, and risk classification in relation to the death benefit and a minimum amount of death benefit in relation to policy value. As a result, the death benefit payable will generally be excludable from the Beneficiary's gross income, and interest and other income credited will not be taxable unless certain withdrawals are made (or are deemed to be made) from the Policy prior to the death of the second Insured, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Separate Account are "adequately diversified" in accordance with U.S. Treasury Department ("Treasury") regulations, and (2) we, rather than you, are considered the Owner of the assets of the Separate Account for federal income tax purposes.

The Code also recognizes a Cash Value Accumulation Test, which does not limit Premiums paid, but requires the Policy to provide a minimum death benefit in relation to the policy value, depending on the Insured's age, gender, and risk classification. We do not apply this test to the Policy.

Investments in the Separate Account Must be Diversified. For your Policy to be treated as a life insurance contract for federal income tax purposes, the investments of the Separate Account must be "adequately diversified." Treasury regulations define standards for determining whether the investments of the Separate Account are adequately diversified. If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the policy value over the Premium Payments. Although we do not control the investments of the Sub-Accounts, we expect that the Sub-Accounts will comply with the Treasury regulations so that the Separate Account will be considered "adequately diversified."

Restriction on Investment Options. Federal income tax law limits your right to choose particular investments for the Policy. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate policy values among the Sub-Accounts may exceed those limits. If so, you would be treated as the Owner of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing Policies. We reserve the right to modify the Policy without your consent to try to prevent the tax law from considering you as the Owner of the assets of the Separate Account.

No Guarantees Regarding Tax Treatment. We make no guarantee regarding the tax treatment of any life insurance policy or of any transaction involving a life insurance policy. However, the remainder of this discussion assumes that your Policy will be treated as a life insurance contract for federal income tax purposes and that the tax law will not impose tax on any increase in your policy value until there is a distribution from your Policy.

Tax Treatment of Life Insurance Death Benefit Proceeds. In general, the amount of the death benefit payable from a life insurance policy because of the death of the second Insured is excludable from gross income. Certain transfers of the Policy for valuable consideration, however, may result in a portion of the death benefit being taxable. If the death benefit is not received in a lump sum and is, instead, applied to one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit, which will be excludable from the Beneficiary's income, and amounts attributable to interest (accruing after the Insured's death) which will be includible in the Beneficiary's income.

Tax Deferral During Accumulation Period. Under existing provisions of the Code, except as described below, any increase in your policy value is generally not taxable to you unless amounts are received (or are deemed to be received) from the Policy prior to the second Insured's death. If there is a total withdrawal from the Policy, the Surrender Value will be includible in your income to the extent the amount received exceeds the "investment in the contract." (If there is any debt at the time of a total withdrawal, such debt will be treated as an amount received by the Owner.) The "investment in the contract" generally is the aggregate amount of Premium Payments and other consideration paid for the Policy, less the aggregate amount received previously to the extent such amounts received were excludable from gross income. Whether Partial Surrenders (or other amounts deemed to be distributed) from the Policy constitute income to you depends, in part, upon whether the Policy is considered a MEC for federal income tax purposes.




Policies That Are MECs


Characterization of a Policy as a Modified Endowment Contract ("MEC"). A MEC is a life insurance policy that meets the requirements of Section 7702 and fails the "7-Pay Test" of 7702A of the Code. Your Policy will be classified as a MEC if Premiums are paid more rapidly than allowed by the "7-Pay Test," a test that compares actual paid Premium in the first seven years against a pre-determined Premium amount as defined in 7702A of the Code. Your Policy may also be classified as a MEC if it is received in exchange for another policy that is a MEC. In addition, even if your Policy initially is not a MEC, it may in certain circumstances become a MEC. The circumstances under which your Policy may become a MEC include a material change to your Policy (within the meaning of tax law), a Policy Lapse and reinstatement more than 90 days following the lapse, or a withdrawal or a reduction in the death benefit during the first seven Policy Years.

Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs. If your Policy is a MEC, withdrawals from your Policy will be treated first as withdrawals of income and then as a recovery of Premium Payments. Thus, withdrawals will be includible in income to the extent the policy value exceeds the investment in your Policy. The Code treats any amount received as a loan under a policy, and any assignment or pledge (or agreement to assign or pledge) of any portion of your policy value, as a withdrawal of such amount or portion. The investment in your Policy is increased by the amount includible in income with respect to such assignment, pledge, or loan.


Penalty Taxes Payable on Withdrawals. A 10% penalty tax may be imposed on any withdrawal (or any deemed distribution) from your MEC which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals or surrenders that: you receive on or after you reach age 59 1/2, you receive because you became disabled (as defined in the tax law), or you receive as a series of substantially equal periodic payments for your life (or life expectancy). None of the penalty tax exceptions apply to a taxpayer who is not an individual.

Special Rules if You Own More than One MEC. In certain circumstances, you must combine some or all of the life insurance contracts which are MECs that you own in order to determine the amount of withdrawal (including a deemed withdrawal) that you must include in income. For example, if you purchase two or more MECs from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such policies as one contract. Treating two or more policies as one contract could affect the amount of a withdrawal (or a deemed withdrawal) that you must include in income and the amount that might be subject to the 10% penalty tax described above.



Policies That Are Not MECs


Tax Treatment of Withdrawals. If your Policy is not a MEC, the amount of any withdrawal from the Policy will generally be treated first as a non-taxable recovery of Premium Payments and then as income from the Policy. Thus, a withdrawal from your Policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the Policy immediately before the withdrawal.


Certain Distributions Required by the Tax Law in the First 15 Policy
Years. Section 7702 places limitations on the amount of Premium Payments that may be made and the policy values that can accumulate relative to the death benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the Policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may occur when the face amount is decreased, withdrawals are made, and in certain other instances.



Tax Treatment of Loans. If your Policy is not a MEC, a loan you receive under the Policy is generally treated as your Indebtedness. As a result, no part of any loan constitutes income to you so long as the Policy remains in force. Nevertheless, in those situations where the interest rate credited to the Loan Account equals the interest rate charged to you for the loan, it is possible that some or all of the loan proceeds may be includible in your income. If your Policy lapses (or if all policy value is withdrawn or exchanged to a new policy in a tax-free policy exchange) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in your income. Before purchasing a Policy that includes the Overloan Protection Rider, you should note that if you elect to exercise the Overloan Protection Rider at any time during your Policy's life, such exercise could be deemed to result in a taxable distribution of the outstanding loan balance. You should consult a tax advisor prior to exercising the Overloan Protection Rider to determine the tax consequences of such exercise.




Last Survivor Contract

Although we believe that the Policy, when issued as a last survivor contract, complies with Section 7702 of the Code, the manner in which Section 7702 should be applied to last survivor contracts is not directly addressed by Section 7702. In the absence of final regulations or other guidance issued under
Section 7702 regarding this form of contract, there is necessarily some uncertainty whether a last survivor contract will meet the Section 7702 definition of a life insurance contract. As a result, we may need to return a portion of your Premium (with earnings) and impose higher Cost of Insurance Charges in the future.


Due to the coverage of more than one Insured under the Policy, there are special considerations in applying the 7-Pay Test. For example, a reduction in the death benefit at any time, such as may occur upon a Partial Surrender, may cause the Policy to be a MEC. Also and more generally, the manner of applying the 7-Pay Test is somewhat uncertain in the case of policies covering more than one Insured.




Other Considerations


Insured Lives Past Age 121. If the younger Insured survives beyond the end of the mortality table, which is used to measure charges for the Policy and which ends at age 121, and an option 1 death benefit is in effect,in some circumstances the policy value may equal or exceed the Specified Amount level death benefit. Thus, the policy value may equal the Death Benefit Proceeds. In such a case, we believe your Policy will continue to qualify as life insurance for federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that you would be viewed as constructively receiving the Accumulation Value in the year the younger Insured attains age 121.

Compliance with the Tax Law. We believe that the maximum amount of Premium Payments we have determined for the Policies will comply with the federal tax definition of life insurance. We will monitor the amount of Premium Payments.


If at any time you pay a Premium that would exceed the amount allowable to permit the Policy to continue to qualify as life insurance, we will either refund the excess Premium to you within 60 days of the end of the Policy Year or, if the excess Premium exceeds $250, offer you the alternative of instructing us to hold the excess Premium in a Premium deposit fund and apply it to the Policy later in accordance with your instructions. We will credit interest at an annual rate that we may declare from time to time on advance Premium deposit funds.

The Policy will be allowed to become a MEC under the Code only with your consent. If you pay a Premium that would cause your Policy to become a MEC and you do not consent to MEC status for your Policy, we will either refund the excess Premium to you within 60 days of the end of the Policy Year or offer you the opportunity to apply for an increase in Death Benefit. If the excess Premium exceeds $250, we will offer you the additional alternative of instructing us to hold the excess in a Premium deposit fund and apply it to the Policy on the next, succeeding Policy Anniversary when the Premium no longer causes your Policy to become a MEC in accordance with your Premium allocation instructions on file at the time the Premium is applied.

Any interest and other earnings on funds in a Premium deposit fund will be includible in income subject to tax as required by law.

Disallowance of Interest Deductions. Interest on Policy Loan Indebtedness is not deductible.


If an entity (such as a corporation or a trust, not an individual) purchases a policy or is the Beneficiary of a policy issued after June 8, 1997, a portion of the interest on Indebtedness unrelated to the Policy may not be deductible by the entity. However, this rule does not apply to a policy owned by an entity engaged in a trade or business which covers the life of one individual who is either (i) a 20% Owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the Policy. This rule also does not apply to a policy owned by an entity engaged in a trade or business which covers the joint lives of the 20% Owner of the entity and the Owner's spouse at the time first covered by the Policy.

Employer-Owned Contracts. In the case of an "employer-owned life insurance contract" as defined in the tax law that is issued (or deemed to be issued) after August 17, 2006, the portion of the death benefit excludable from gross income generally will be limited to the premiums paid for the contract. However, this limitation on the death benefit exclusion will not apply if certain notice and consent requirements are satisfied and one of several exceptions is satisfied. These exceptions include circumstances in which the death benefit is payable to certain heirs of the Insured to acquire an ownership interest in a business, or where the contract covers the life of a director or an Insured who is "highly compensated" within the meaning of the tax law. These rules, including the definition of an employer-owned life insurance contract, are complex, and you should consult with your advisors for guidance as to their application.

Federal Income Tax Withholding. We will withhold and remit to the IRS a part of the taxable portion of each distribution made under your Policy unless you notify us in writing at or before the time of the distribution that tax is not to be withheld. Regardless of whether you request that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.

Unearned Income Medicare Contribution. Congress enacted the "Unearned Income Medicare Contribution" as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's "unearned income," or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Unearned income includes the taxable portion of any annuitized distributions that you take from your Policy, but does not apply to any lump sum distribution, Full Surrender, or other non-annuitized distribution. The tax is effective for tax years beginning after December 31, 2012. Please consult your tax advisor to determine whether any distributions you take from your Policy are subject to this tax.

Changes in the Policy or Changes in the Law. Changing the Owner, exchanging your Policy, and other changes under your Policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change. The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.




Fair Market Value of Your Policy

It is sometimes necessary for tax and other reasons to determine the "value" of your Policy. The value can be measured differently for different purposes. It is not necessarily the same as the Accumulation Value or the Net

Accumulation Value. You, as the Owner, should consult with your advisors for guidance as to the appropriate methodology for determining the fair market value of your Policy.




Tax Status of Lincoln Life

Under existing federal income tax laws, the Company does not pay tax on investment income and realized capital gains of the Separate Account. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the Owner of the assets of the Separate Account. Lincoln Life does not expect that it will incur any federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for federal income taxes. If federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.


RESTRICTIONS ON FINANCIAL TRANSACTIONS
In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Premium Payment and/or freeze an Owner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders, loans, assignments, Beneficiary changes or death benefit payments. Once frozen, monies would be moved from the Separate Account to a segregated interest-bearing account maintained for the Owner, and held in that account until instructions are received from the appropriate regulator. We also may be required to provide additional information about an Owner's account to government regulators.


Also, we may postpone payment whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted by the SEC,
(c) the SEC determines if an emergency exists as a result of which disposal of securities held in the Variable Account is not reasonably practicable or is not reasonably practicable to determine the value of the Variable Account's net assets (d) if, pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we may delay payment of any transfer, Partial Surrender, Full Surrender, or death benefit from a money market Sub-Account until the fund is liquidated, or (e) during any other period when the SEC, by order, so permits for the protection of the Owner.



LEGAL PROCEEDINGS
In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.

After consultation with legal counsel and a review of available facts, it is management's opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period.


FINANCIAL STATEMENTS

The December 31, 2013 financial statements of the Separate Account and the December 31, 2013 consolidated financial statements of the Company are located in the SAI.

CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Additional information about Lincoln Life, the Separate Account and your Policy may be found in the Statement of Additional Information (SAI).


Contents of the SAI






GENERAL INFORMATION
   Lincoln Life
   Capital Markets
   Registration Statement
   Changes of Investment Policy
   Principal Underwriter
   Disaster Plan
   Advertising & Ratings
   Unclaimed Property
SERVICES
   Independent Registered Public Accounting
      Firm
   Accounting Services
   Checkbook Service for Disbursements



POLICY INFORMATION
   Assignment
   Transfer of Ownership
   Beneficiary
   Right to Convert Contract
   Change of Plan
   Settlement Options
   Deferment of Payments
   Incontestability
   Misstatement of Age or Sex
   Suicide
PERFORMANCE DATA
FINANCIAL STATEMENTS
   Separate Account
   Company


The SAI may be obtained, at no cost to you, by contacting our Administrative Office at the address or telephone number listed on the first page of this prospectus. Your SAI will be sent to you via first class mail within three business days of your request. You may make inquiries about your Policy to this same address and telephone number.

You may request personalized illustrations of death benefits and policy values from your financial advisor without charge.

You may review or copy this prospectus, the SAI, or obtain other information about the Separate Account at the Securities and Exchange Commission's Public Reference Room. You should contact the SEC at (202) 551-8090 to obtain information regarding days and hours the reference room is open. You may also view information at the SEC's Internet site, http://www.sec.gov. Copies of information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549-0102.


This prospectus, the Underlying Funds' prospectuses, and the SAI are also available on our internet site, www.LincolnFinancial.com


Lincoln Life Flexible Premium Variable Life Account R
1933 Act Registration No. 333-145235
1940 Act Registration No. 811-08579

                               End of Prospectus

GLOSSARY OF TERMS

The following terms may appear in your prospectus and are defined below:


7-Pay Test-A test that compares actual paid Premium in the first seven years against a pre-determined Premium amount as defined in 7702A of the Code.

1933 Act-The Securities Act of 1933, as amended.

1940 Act-The Investment Company Act of 1940, as amended.


Accumulation Value (Total Account Value)-An amount equal to the sum of the Fixed Account Value, the Separate Account Value, and the Loan Account Value.

Administrative Fee-The fee which compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including Premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.


Beneficiary-The person designated to receive the Death Benefit Proceeds.

Cash Value Accumulation Test-A provision of the Code that requires that the death benefit be sufficient to prevent the Accumulation Value from ever exceeding the net single Premium required to fund the future benefits under the Policy.

Code-Internal Revenue Code of 1986, as amended.

Cost of Insurance Charge-This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value. It is determined by multiplying the Policy's Net Amount at Risk by the Cost of Insurance Rate.

Date of Issue - The date on which we begin life insurance coverage under the Policy if you have paid your initial Premium with your application. If you have not paid your initial Premium with your application, your life insurance coverage will begin on the day we receive your initial Premium.


Death Benefit Proceeds-The amount payable to the Beneficiary upon the death of the second Insured, based upon the death benefit option in effect. Loans, loan interest, Partial Surrenders, and overdue charges, if any, are deducted from the Death Benefit Proceeds prior to payment. Riders may impact the amount payable as Death Benefit Proceeds in your Policy.


Fixed Account-An allocation option under the Policy, which is a part of our General Account, to which we credit a guaranteed minimum interest rate.

Fixed Account Value-An amount equal to the value of amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or Partial Surrenders.


Full Surrender-The withdrawal of all policy values.


Grace Period-The period during which you may make Premium Payments (or repay Indebtedness) to prevent Policy Lapse. That period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the Monthly Anniversary Day on which the Policy enters the Grace Period.

Guideline Premium Test-A provision of the Code under which the maximum amount of Premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value is determined.

Indebtedness-The sum of all outstanding loans and accrued interest.


Insured-The person on whose life the Policy is issued.


Lapse Notice-Written notice to you (or any assignee of record) that your Policy will terminate unless we receive payment of Premiums (or payment of Indebtedness on Policy Loans). The notice will state the amount of Premium Payment (or payment of Indebtedness on Policy Loans) that must be paid to avoid termination of your Policy.


Loan Account (Loan Collateral Account)-The account in which policy Indebtedness accrues once it is transferred out of the Sub-Accounts and/or the Fixed Account. The Loan Account is part of our General Account.

Loan Account Value-An amount equal to any outstanding Policy Loans, including any interest charged on the loans. This amount is held in the Company's General Account.


Market Timing Procedures-Policies and procedures from time to time adopted by us as an effort to protect our Owners and the funds from potentially harmful trading activity.

Modified Endowment Contract (MEC)-A life insurance policy that meets the requirements of Section 7702 and fails the "7-Pay Test" of 7702A of the Code. If the policy is a MEC, withdrawals from your Policy will be treated first as withdrawals of income and then as a recovery of Premium Payments.

Monthly Anniversary Day-The Date of Issue and the same day of each month thereafter. If the day that would otherwise be a Monthly Anniversary Day is non-existent for that month, or is not a Valuation Day, then the Monthly Anniversary Day is the next Valuation Day. The Monthly Deductions are made on the Monthly Anniversary Day.

Monthly Deduction-The amount of the monthly charges for the Cost of Insurance Charge, the Administrative Fee, and charges for riders to your Policy.

Net Accumulation Value-An amount equal to the Accumulation Value less the Loan Account Value.

Net Amount at Risk-The death benefit minus the greater of zero or the Accumulation Value. The Net Amount at Risk may vary with investment performance, Premium Payment patterns, and charges.

Net Premium Payment-An amount equal to the Premium Payment, minus the Premium Load.

Owner-The person or entity designated as Owner in the Policy Specifications unless a new Owner is thereafter named, and we receive written notification of such change.

Partial Surrender-A withdrawal of a portion of your policy values.

Planned Premium-The amount of periodic Premium (as shown in the Policy Specifications) you have chosen to pay the Company on a scheduled basis. This is the amount for which we send a Premium reminder notice.

Policy Anniversary-The same date (month and day) each Policy Year equal to the Date of Issue, or the next Valuation Day if the Policy Anniversary is not a Valuation Day or is nonexistent for the year.


Policy Date-The date (shown on the Policy Specification pages) on which life insurance begins if the necessary Premium has been paid.


Policy Loan-The amount you have borrowed against the Surrender Value of your Policy.

Policy Loan Interest-The charge made by the Company to cover the cost of your borrowing against your Policy. Policy Loan Interest will be charged to the Loan Account Value.

Policy Lapse-The day on which coverage under the Policy ends as described in the Grace Period.

Policy Month- The period from one Monthly Anniversary Day up to, but not including, the next Monthly Anniversary Day.

Policy Specifications- The pages of the Policy which show your benefits, Premium, costs, and other policy information.

Policy Year-Twelve month period(s) beginning on the Date of Issue and extending up to but not including the next Policy Anniversary.


Premium (Premium Payment)-The amount paid to us for a life insurance policy.


Premium Load-A deduction from each Premium Payment which covers certain policy-related state and federal tax liabilities as well as a portion of the sales expenses incurred by the Company.

Reduction in Specified Amount-A decrease in the Specified Amount of your Policy.

Right to Examine Period-The period during which the Policy may be returned to us for cancellation.

SAI-Statement of Additional Information.
SEC-The Securities and Exchange Commission.

Separate Account Value (Variable Accumulation Value)-An amount equal to the values in the Sub-Accounts.

Specified Amount (Initial Specified Amount)-The amount chosen by you which is used to determine the amount of death benefit and the amount of rider benefits, if any. The Specified Amount chosen at the time of issue is the "Initial Specified Amount". The Specified Amount may be increased or decreased after issue if allowed by and described in the Policy.


Sub-Account(s)-Divisions of the Separate Account created by the Company to which you may allocate your Net Premium Payments and among which you may transfer Separate Account Values.


Surrender Charge-The charge we may make if you request a Full Surrender of your Policy or request a

Reduction in Specified Amount. The Surrender Charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. A schedule of Surrender Charges is included in each Policy.


Surrender Value-An amount equal to the Net Accumulation Value less any applicable Surrender Charge, less any accrued loan interest not yet charged.


Underlying Fund-The mutual fund the shares of which are purchased for all amounts you allocate or transfer to a Sub-Account.


Valuation Day-Each day on which the New York Stock Exchange is open and trading is unrestricted.

Valuation Period-The time between Valuation Days.

Variable Accumulation Unit-A unit of measure used in the calculation of the value of each Sub-Account.

                   STATEMENT OF ADDITIONAL INFORMATION (SAI)


                               Dated May 1, 2014
                  Relating to Prospectus Dated May 1, 2014 for


                          Lincoln SVULONE2007 product



       Lincoln Life Flexible Premium Variable Life Account R, Registrant



             The Lincoln National Life Insurance Company, Depositor



The SAI is not a prospectus. The SAI provides you with additional information about Lincoln Life, the Separate Account and your Policy. It should be read in conjunction with the product prospectus.

A copy of the product prospectus may be obtained without charge by writing to our Administrative Office:

Customer Service Center
One Granite Place
Concord, NH 03301

or by telephoning (800) 487-1485, and requesting a copy of the Lincoln SVULONE2007 product prospectus.


                          TABLE OF CONTENTS OF THE SAI







Contents                                                 Page
-----------------------------------------------       ----------
GENERAL INFORMATION............................             2
    Lincoln Life...............................             2
    Capital Markets............................             2
    Registration Statement.....................             2
    Changes of Investment Policy...............             2
    Principal Underwriter......................             3
    Disaster Plan..............................             3
    Advertising & Ratings......................             3
    Unclaimed Property.........................             4
SERVICES.......................................             4
    Independent Registered Public Accounting
      Firm.....................................             4
    Accounting Services........................             5
    Checkbook Service for Disbursements........             5
POLICY INFORMATION.............................             5


Contents                                              Page
-----------------------------------------------       ----------
    Assignment.................................             5
    Transfer of Ownership......................             5
    Beneficiary................................             5
    Right to Convert Contract..................             6
    Change of Plan.............................             6
    Settlement Options.........................             7
    Deferment of Payments......................             7
    Incontestability...........................             7
    Misstatement of Age or Sex.................             7
    Suicide....................................             7
PERFORMANCE DATA...............................             7
FINANCIAL STATEMENTS...........................             8
    Separate Account...........................           R-1
    Company....................................           S-1

GENERAL INFORMATION



Lincoln Life
The Lincoln National Life Insurance Company ("Lincoln Life", "the Company", "we", "us", "our") (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance policies and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to Owners under the policies. Death Benefit Proceeds and rider benefits, to the extent those proceeds and benefits exceed the then current Accumulation Value of your Policy, are backed by the claims-paying ability of Lincoln Life.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.

Lincoln Life is subject to the laws of Indiana governing insurance companies and to regulation by the Indiana Department of Insurance ("Insurance Department"). An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year along with the Company's financial condition as of the end of that year. Regulation by the Insurance Department includes periodic examination to determine our contract liabilities and reserves. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of our operations is conducted periodically by the Insurance Department. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our General Account. In general, those laws and regulations determine the amount and type of investments which we can make with General Account assets. Such regulation does not, however, involve any supervision of management practices or policies, or our investment practices or policies.

A blanket bond with a per event limit of $50 million and an annual policy aggregate limit of $100 million covers all of the officers and employees of the Company.



Capital Markets

In any particular year, our capital may increase or decrease depending on a variety of factors - the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.



Registration Statement

A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the policies offered. The Registration Statement, its amendments and exhibits, contain information beyond that found in the prospectus and the SAI. Statements contained in the prospectus and the SAI as to the content of policies and other legal instruments are summaries.



Changes of Investment Policy

We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile, and in any other state or jurisdiction where this Policy is issued.

If an Owner objects, his or her Policy may be converted to a substantially comparable fixed benefit life insurance policy offered by us on the lives of the Insureds. The Owner has the later of 60 days (6 months in Pennsylvania) from the date of the investment policy change or 60 days (6 months in Pennsylvania) from being informed of such change to make this conversion. We will not require evidence of insurability for this conversion. The new Policy will not be affected by the investment experience of any Separate Account. The new Policy will be for an amount of insurance equal to or lower than the amount of the death benefit of the current Policy on the date of the conversion.




Principal Underwriter


Lincoln Financial Distributors, Inc. ("LFD"), 130 North Radnor Chester Road, Radnor, PA 19087, is the principal underwriter for the policies, which are offered continuously. LFD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA"). The principal underwriter has overall responsibility for establishing a selling plan for the policies. LFD received $35,012,596 in 2013, $24,449,622 in 2012 and $12,883,606 in 2011 for the sale of policies offered through the Separate Account. LFD retains no underwriting commissions from the sale of the policies.





Disaster Plan

Lincoln's business continuity and disaster recovery strategy employs system and telecommunication accessibility, system back-up and recovery, and employee safety and communication. The plan includes documented and tested procedures that will assist in ensuring the availability of critical resources and in maintaining continuity of operations during an emergency situation.



Advertising & Ratings

We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or its policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.


Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the Policy and do not refer to the performance of the Policy, or any Separate Account, including the underlying investment options. Ratings are not recommendations to buy our policies. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. The current outlook for the insurance subsidiaries is stable for Moody's, A.M. Best, Fitch, and Standard & Poor's. Our financial strength ratings, which are intended to measure our ability to meet Owners obligations, are an important factor affecting public confidence in most of our policies and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our policies as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings. For more information on ratings, including outlooks, see www.LincolnFinancial.com/investor.


About the S&P 500 Index. Investors look to indexes as a standard of market performance. Indexes are model portfolios, that is, groups of stocks or bonds selected to represent an entire market. The S&P 500 Index is a widely used measure of large US company stock performance. It consists of the common stocks of 500 major corporations selected according to size, frequency and ease by which their stocks trade, and range and diversity of the American economy.


In some cases, fund names and/or their objectives may include references to certain indices, such as the S&P 500 Index. Neither the Policy nor the funds are sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the

Owners of the Policy or any member of the public regarding the advisability of investing in securities generally or in the Policy particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the Policy. S&P has no obligation to take the needs of the Licensee or the Owners of the Policy into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Policy or the timing of the issuance or sale of the Policy or in the determination or calculation of the equation by which the Policy is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Policy.


S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE POLICY, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.




Unclaimed Property

During 2013, a Global Resolution Agreement entered into by us and a third party auditor became effective upon its acceptance by the unclaimed property departments of 41 states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor acting on behalf of the signatory states will compare expanded matching criteria to the Social Security Master Death File ("SSMDF") to identify deceased insureds and contractholders where a valid claim has not been made. Also in December 2013, a Regulatory Settlement Agreement entered into by us to resolve a multi-state market conduct examination regarding its adherence to state claim settlement practices became effective upon its acceptance by the insurance departments of 20 states and jurisdictions. The final agreement covers 52 states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires us to adopt and implement additional procedures comparing its records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are conducting examinations and audits of our compliance with unclaimed property laws and considering proposals that would apply prospectively and require life insurance companies to take additional steps to identify unreported deceased policy and contract holders. These prospective changes and any escheatable property identified as a result of the audits and inquiries could result in: (1) additional payments of previously unclaimed death benefits; (2) the payment of abandoned funds to U.S. jurisdictions; and (3) changes in our practices and procedures for the identification of escheatable funds and beneficiaries, which would impact claim payments and reserves, among other consequences.



SERVICES


Independent Registered Public Accounting Firm

Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) our financial statements of the Lincoln Life Flexible Premium Variable Life Account R as of December 31, 2013 and for the year then ended and the statement of changes in net assets for each of the years in the two year period ended December 31, 2013; and b) our consolidated financial statements of The Lincoln National Life Insurance Company as of December 31, 2013 and 2012 and for each of the three years in the period ended December 31, 2013, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.



Accounting Services


All accounts, books, records and other documents which are required to be maintained for the Separate Account are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the Separate Account. No separate charge against the assets of the Separate Account is made by us for this service.




Checkbook Service for Disbursements

We offer a checkbook service in which the Death Benefit Proceeds are transferred into an interest-bearing account, in the Beneficiary's name as Owner of the account. Your Beneficiary has quick access to the proceeds and is the only one authorized to transfer proceeds from the account. This service allows the Beneficiary additional time to decide how to manage Death Benefit Proceeds with the balance earning interest from the day the account is opened.


POLICY INFORMATION


Assignment

While either Insured is living, you may assign your rights in the Policy, including the right to change the Beneficiary designation. The assignment must be in writing, signed by you and received at our Administrative Office. We will not be responsible for any assignment that is not received by us, nor will we be responsible for the sufficiency or validity of any assignment. Any assignment is subject to any Indebtedness owed to Lincoln Life at the time the assignment is received and any interest accrued on such Indebtedness after we have received any assignment.


Once received, the assignment remains effective until released by the assignee in writing. As long as an assignment remains effective, you will not be permitted to take any action with respect to the Policy without the consent of the assignee in writing.



Transfer of Ownership


As long as either Insured is living, you may transfer all of your rights in the Policy by submitting a Written Request to our Administrative Office. You may revoke any transfer of Ownership prior to its effective date. The transfer of Ownership, or revocation of transfer, will not take effect until recorded by us. Once we have recorded the transfer or revocation of transfer, it will take effect as of the date of the latest signature on the Written Request.


On the effective date of transfer, the transferee will become the Owner and will have all the rights of the Owner under the Policy. Unless you direct us otherwise, with the consent of any assignee recorded with us, a transfer will not affect the interest of any Beneficiary designated prior to the effective date of transfer.



Beneficiary

The Beneficiary is initially designated on a form provided by us for that purpose and is the person who will receive the Death Benefit Proceeds payable. Multiple Beneficiaries will be paid in equal shares, unless otherwise specified to the Company.


You may change the Beneficiary at any time while either Insured is living, except when we have received an assignment of your Policy or an agreement not to change the Beneficiary. Any request for a change in the

Beneficiary must be in writing, signed by you, and recorded at our Administrative Office. If the Owner has specifically requested not to reserve the right to change the Beneficiary, such a request requires the consent of the Beneficiary. The change will not be effective until recorded by us. Once we have recorded the change of Beneficiary, the change will take effect as of the date of latest signature on the Written Request or, if there is no such date, the date recorded.


If any Beneficiary dies before the death of the second Insured, the Beneficiary's potential interest shall pass to any surviving Beneficiaries in the appropriate Beneficiary class, unless otherwise specified to the Company. If no named Beneficiary survives at the time of the death of the second Insured, any Death Benefit Proceeds will be paid to you, as the Owner, or to your executor, administrator or assignee.




Right to Convert Contract


You may at any time transfer 100% of the Policy's Accumulation Value to the General Account and choose to have all future Premium Payments allocated to the General Account. After you do this, the minimum period the Policy will be in force will be fixed and guaranteed. The minimum period will depend on the amount of Accumulation Value, the Specified Amount, the sex, Attained Age and rating class of the Insureds at the time of transfer. The minimum period will decrease if you choose to surrender the Policy or make a Partial Surrender. The minimum period will increase if you choose to decrease the Specified Amount, make additional Premium Payments, or we credit a higher interest rate or charge a lower Cost of Insurance Charge than those guaranteed for the General Account.





Change of Plan


Your Policy may be exchanged for another Policy issued by the Company only if the Company consents to the exchange and all requirements for the exchange, as determined by the Company, are met. Your request for exchange must be in writing.

You may exchange your Policy for separate single life policies on each of the Insureds under any of the following change of plan events:


(1) The Internal Revenue Code (IRC) is changed resulting in (a) the repeal of the unlimited marital deduction provision; or (b) a reduction of at least 50% of the tax rate in the maximum federal estate bracket in effect on the Policy Date;


(2) the Insureds are legally divorced while this Policy is in force; or

(3) the Insureds business is legally dissolved while the Policy is in force.


An exchange for separate policies is subject to all of the following conditions:


(1) both Insureds are alive and the Policy is in force at the time of the change of plan event;


(2) the request by the Owner to exercise the option must be in writing;

(3) the request by the Owner, together with evidence, satisfactory to the Company, of the existence of a change of plan event must be received by our Administrative Office on or within 6 months of the change of plan events described in items (1) and (3) above or on or within 24 months of the change of plan event described in item (2) above. If there is an assignment on the Policy, the assignee must consent, in writing, to the exchange;


(4) if the change of plan event is the legal divorce of the Insureds, the Insureds may not be remarried to each other as of the date the new Policy takes effect, and the Policy split may not become effective on or within 24 months following the legal divorce;

(5) each proposed Owner must have an insurable interest in the lives of the Insureds on his or her Policy;

(6) the amount of insurance of each new Policy is not larger than one half of the amount of insurance then in force under this Policy; and

(7) any other requirements as determined by the Company are met.


The new Policy will not take effect until the date all such requirements are met. The Premium for each new Policy is determined according to the Company's rates in effect at that time for that Policy based on each Insureds' attained age, sex and premium class, if that premium class is available on a single-life basis. If either Insureds' premium class is not available on a single-life basis, the new Policy for that insured cannot be issued unless satisfactory evidence of insurability is provided for a premium class that is available.


The Company may not make an offer to you to exchange your Policy without obtaining required regulatory approvals.



Settlement Options

Proceeds will be paid in a lump sum unless you choose a settlement option we make available.



Deferment of Payments

Amounts payable as a result of Policy Loans, Surrenders or Partial Surrenders will be paid within seven calendar days of our receipt of such a request in a form acceptable to us. We may defer payment or transfer from the Fixed Account up to six months at our option. If we exercise our right to defer any payment from the Fixed Account, interest will accrue and be paid (as required by law) from the date you would otherwise have been entitled to receive the payment. We will not defer any payment used to pay Premiums on policies with us.



Incontestability


The Company will not contest your Policy or payment of the Death Benefit Proceeds based on the Initial Specified Amount, or an increase in the Specified Amount requiring evidence of insurability, after your Policy or increase has been in force for two years from Date of Issue or increase (in accordance with state law).




Misstatement of Age or Sex


If the age or sex of either Insured has been misstated, benefits will be those which would have been purchased at the correct age and sex.




Suicide


If the second Insured dies by suicide, while sane or insane, within two years from the Date of Issue, the Company will pay no more than the sum of the Premiums paid, less any Indebtedness and the amount of any Partial Surrenders. If the second Insured dies by suicide, while sane or insane, within two years from the date any increase in the Specified Amount, the Company will pay no more than a refund of the monthly charges for the cost of the increased amount. This time period could be less depending on the state of issue.



PERFORMANCE DATA
Performance data may appear in sales literature or reports to Owners or prospective buyers.

Past performance cannot guarantee comparable future results. Performance data reflects the time period shown on a rolling monthly basis and is based on Sub-Account level values adjusted for your Policy's expenses.

Data reflects:

o an annual reduction for fund management fees and expenses, and

o a policy level mortality and expense charge applied on a daily equivalent basis, but

o no deductions for additional policy expenses (i.e., Premium Loads, Administrative Fees, and Cost of Insurance Charges), which, if included, would have resulted in lower performance.

These charges and deductions can have a significant effect on policy values and benefits. Ask your financial representative for a personalized illustration reflecting these costs.

Sub-Account performance figures are historical and include change in share price, reinvestment of dividends and capital gains and are net of the asset management expenses that can be levied against the Sub-Account.

The Average Annual Returns in the table below are calculated in two ways, one for Money Market Sub-Account, one for all other Sub-Accounts. Both are according to methods prescribed by the SEC.

Money Market Sub-Account:

The Average Annual Return is the income generated by an investment in the Money Market Sub-Account over a seven-day period, annualized. The process of annualizing results when the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.

The Money Market Sub-Account's return is determined by:

a) calculating the change in unit value for the base period (the 7-day period ended December 31, of the previous year); then

b) dividing this figure by the account value at the beginning of the period;
   then

c) annualizing this result by the factor of 365/7.

Other Sub-Accounts:

The Average Annual Return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formula:

     P(1 + T)n = ERV


Where:        P = a hypothetical initial purchase payment of $1,000
              T = average annual total return for the period in question
              n = number of years
              ERV = ending redeemable value (as of the end of the period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 3-year, 5-year, or 10-year period in question (or fractional period thereof)

The formula assumes that:

(1) all recurring fees have been charged to the Owner's accounts; and

(2) there will be a complete redemption upon the anniversary of the 1-year, 3-year, 5-year, or 10-year period in question.

In accordance with SEC guidelines, we report Sub-Account performance back to the first date that the fund became available, which could pre-date its inclusion in this product. Where the length of the performance reporting period exceeds the period for which the fund was available, Sub-Account performance will show an "N/A".


FINANCIAL STATEMENTS

The December 31, 2013 financial statements of the Separate Account and the December 31, 2013 consolidated financial statements of the Company follow.

              THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                 THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                      CONSOLIDATED FINANCIAL STATEMENTS
                         DECEMBER 31, 2013 AND 2012

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The Board of Directors and Stockholder of
The Lincoln National Life Insurance Company

We have audited the accompanying consolidated balance sheets of The Lincoln National Life Insurance Company as of December 31, 2013 and 2012, and the related consolidated statements of comprehensive income (loss), stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2013. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Lincoln National Life Insurance Company at December 31, 2013 and 2012, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2013, in conformity with U.S. generally accepted accounting principles.



                                                      /s/ ERNST & YOUNG LLP
                                                      Philadelphia,
                                                      Pennsylvania
                                                      April 1, 2014

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
CONSOLIDATED BALANCE SHEETS
(IN MILLIONS, EXCEPT SHARE DATA)


                                                                                                              AS OF DECEMBER 31,
                                                                                                           ------------------------
                                                                                                              2013          2012
                                                                                                           -----------  -----------
ASSETS
Investments:
   Available-for-sale securities, at fair value:
     Fixed maturity securities (amortized cost: 2013 -- $75,585; 2012 -- $71,221)                          $    79,178  $    80,254
     Variable interest entities' fixed maturity securities (amortized cost: 2013 -- $682;
        2012 -- $677)                                                                                              697          708
     Equity securities (cost: 2013 -- $182; 2012 -- $137)                                                          201          157
   Trading securities                                                                                            2,190        2,437
   Mortgage loans on real estate                                                                                 7,029        6,792
   Real estate                                                                                                      26           39
   Policy loans                                                                                                  2,651        2,740
   Derivative investments                                                                                          617        2,263
   Other investments                                                                                             1,208        1,089
                                                                                                           -----------  -----------
        Total investments                                                                                       93,797       96,479
Cash and invested cash                                                                                             630        3,278
Deferred acquisition costs and value of business acquired                                                        8,859        6,732
Premiums and fees receivable                                                                                       424          382
Accrued investment income                                                                                        1,002          986
Reinsurance recoverables                                                                                         7,075        8,284
Reinsurance related embedded derivatives                                                                           159           --
Funds withheld reinsurance assets                                                                                  781          842
Goodwill                                                                                                         2,273        2,273
Other assets                                                                                                     5,373        3,751
Separate account assets                                                                                        117,135       95,373
                                                                                                           -----------  -----------
        Total assets                                                                                       $   237,508  $   218,380
                                                                                                           ===========  ===========
LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Future contract benefits                                                                                   $    17,627  $    18,415
Other contract holder funds                                                                                     73,530       71,615
Short-term debt                                                                                                     51           32
Long-term debt                                                                                                   2,600        1,925
Reinsurance related embedded derivatives                                                                            --          184
Funds withheld reinsurance liabilities                                                                           3,111        5,192
Deferred gain on business sold through reinsurance                                                                 297          124
Payables for collateral on investments                                                                           2,865        4,121
Variable interest entities' liabilities                                                                             27          128
Other liabilities                                                                                                5,421        4,702
Separate account liabilities                                                                                   117,135       95,373
                                                                                                           -----------  -----------
        Total liabilities                                                                                      222,664      201,811
                                                                                                           -----------  -----------
CONTINGENCIES AND COMMITMENTS (SEE NOTE 13)
STOCKHOLDER'S EQUITY
Common stock -- 10,000,000 shares authorized, issued and outstanding                                            10,636       10,620
Retained earnings                                                                                                2,778        2,089
Accumulated other comprehensive income (loss)                                                                    1,430        3,860
                                                                                                           -----------  -----------
        Total stockholder's equity                                                                              14,844       16,569
                                                                                                           -----------  -----------
           Total liabilities and stockholder's equity                                                      $   237,508  $   218,380
                                                                                                           ===========  ===========


         See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
(IN MILLIONS)


                                                                                                      FOR THE YEARS ENDED
                                                                                                         DECEMBER 31,
                                                                                                 ------------------------------
                                                                                                   2013       2012      2011
                                                                                                 ---------  ---------  --------
REVENUES
Insurance premiums                                                                               $  2,339   $  2,290   $ 2,017

Fee income                                                                                          3,882      3,540     3,228

Investment advisory fees                                                                              126         86        --

Net investment income                                                                               4,561      4,551     4,490

Realized gain (loss):

   Total other-than-temporary impairment losses on securities                                         (75)      (242)     (160)

   Portion of loss recognized in other comprehensive income                                            10        103        42

                                                                                                 ---------  ---------  --------
     Net other-than-temporary impairment losses on securities recognized in earnings                  (65)      (139)     (118)

     Realized gain (loss), excluding other-than-temporary impairment losses on securities             122         16      (132)

                                                                                                 ---------  ---------  --------
        Total realized gain (loss)                                                                     57       (123)     (250)

                                                                                                 ---------  ---------  --------
Amortization of deferred gain on business sold through reinsurance                                     69         77       110

Other revenues                                                                                        426        396       376

                                                                                                 ---------  ---------  --------
     Total revenues                                                                                11,460     10,817     9,971

                                                                                                 ---------  ---------  --------

EXPENSES
Interest credited                                                                                   2,468      2,424     2,444

Benefits                                                                                            3,613      2,939     2,204

Commissions and other expenses                                                                      3,526      3,838     3,938

Interest and debt expense                                                                              93        110       108

Impairment of intangibles                                                                              --         --       744

                                                                                                 ---------  ---------  --------
     Total expenses                                                                                 9,700      9,311     9,438

                                                                                                 ---------  ---------  --------
     Income (loss) before taxes                                                                     1,760      1,506       533

     Federal income tax expense (benefit)                                                             431        344       270

                                                                                                 ---------  ---------  --------
        Net income (loss)                                                                           1,329      1,162       263

        Other comprehensive income (loss), net of tax:

          Unrealized gain (loss) on available-for-sale securities                                  (2,355)     1,071     1,686

          Unrealized other-than-temporary impairment on available-for-sale securities                  27         (2)       23

          Unrealized gain (loss) on derivative instruments                                            (96)       (31)      146

          Funded status of employee benefit plans                                                      (6)         2        --

                                                                                                 ---------  ---------  --------
            Total other comprehensive income (loss), net of tax                                    (2,430)     1,040     1,855

                                                                                                 ---------  ---------  --------
               Comprehensive income (loss)                                                       $ (1,101)  $  2,202   $ 2,118

                                                                                                 =========  =========  ========


         See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
(IN MILLIONS)


                                                                                                      FOR THE YEARS ENDED
                                                                                                         DECEMBER 31,
                                                                                               ---------------------------------
                                                                                                 2013        2012        2011
                                                                                               ---------  ----------  ----------
COMMON STOCK
Balance as of beginning-of-year                                                                $ 10,620   $  10,605   $  10,585

Stock compensation/issued for benefit plans                                                          16          15          10

Capital contribution from Lincoln National Corporation                                               --          --          10

                                                                                               ---------  ----------  ----------
            Balance as of end-of-year                                                            10,636      10,620      10,605

                                                                                               ---------  ----------  ----------

RETAINED EARNINGS
Balance as of beginning-of-year                                                                   2,089       1,532       2,069

Net income (loss)                                                                                 1,329       1,162         263

Dividends declared                                                                                 (640)       (605)       (800)

                                                                                               ---------  ----------  ----------
            Balance as of end-of-year                                                             2,778       2,089       1,532

                                                                                               ---------  ----------  ----------

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
Balance as of beginning-of-year                                                                   3,860       2,820         965

Other comprehensive income (loss), net of tax                                                    (2,430)      1,040       1,855

                                                                                               ---------  ----------  ----------
            Balance as of end-of-year                                                             1,430       3,860       2,820

                                                                                               ---------  ----------  ----------
                Total stockholder's equity as of end-of-year                                   $ 14,844   $  16,569   $  14,957

                                                                                               =========  ==========  ==========


         See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF CASH FLOWS
(IN MILLIONS)


                                                                                                     FOR THE YEARS ENDED
                                                                                                        DECEMBER 31,
                                                                                             -----------------------------------
                                                                                               2013         2012         2011
                                                                                             ----------  -----------  ----------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)                                                                            $   1,329   $    1,162   $     263

Adjustments to reconcile net income (loss) to net cash provided by (used in)
   operating activities:
   Deferred acquisition costs, value of business acquired, deferred sales inducements
     and deferred front-end loads deferrals and interest, net of amortization                     (539)        (283)       (151)

   Trading securities purchases, sales and maturities, net                                         131          202          86

   Change in premiums and fees receivable                                                          (42)          27         (75)

   Change in accrued investment income                                                             (16)         (37)        (45)

   Change in future contract benefits and other contract holder funds                             (232)      (1,277)      1,241

   Change in reinsurance related assets and liabilities                                             68        1,438         405

   Change in federal income tax accruals                                                           437          208         111

   Realized (gain) loss                                                                            (57)         123         250

   (Income) loss attributable to equity method investments                                         (86)        (125)        (90)

   Amortization of deferred gain on business sold through reinsurance                              (69)         (77)       (110)

   Impairment of intangibles                                                                        --           --         744

   Change in cash management agreement investment                                                  (29)        (359)         60

   Other                                                                                             1           53         (72)

                                                                                             ----------  -----------  ----------
     Net cash provided by (used in) operating activities                                           896        1,055       2,617

                                                                                             ----------  -----------  ----------
CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of available-for-sale securities                                                     (11,002)     (11,021)    (10,359)

Sales of available-for-sale securities                                                             954        1,098       1,331

Maturities of available-for-sale securities                                                      5,952        5,757       5,055

Purchases of other investments                                                                  (2,481)      (2,112)     (4,434)

Sales or maturities of other investments                                                         2,494        2,009       2,784

Increase (decrease) in payables for collateral on investments                                   (1,256)         374       2,035

Proceeds (outflows) from reinsurance ceded, recaptured and novated                                 (22)          35         204

Other                                                                                              (95)        (130)       (114)

                                                                                             ----------  -----------  ----------
     Net cash provided by (used in) investing activities                                        (5,456)      (3,990)     (3,498)

                                                                                             ----------  -----------  ----------
CASH FLOWS FROM FINANCING ACTIVITIES
Issuance of long-term debt                                                                         311           --          --

Increase (decrease) in short-term debt                                                              23           18          --

Deposits of fixed account values, including the fixed portion of variable                       10,466       10,667      10,925

Withdrawals of fixed account values, including the fixed portion of variable                    (5,230)      (5,618)     (4,976)

Transfers to and from separate accounts, net                                                    (3,001)      (2,091)     (2,324)

Common stock issued for benefit plans and excess tax benefits                                      (17)          (2)         (4)

Dividends paid to stockholder                                                                     (640)        (605)       (800)

                                                                                             ----------  -----------  ----------
     Net cash provided by (used in) financing activities                                         1,912        2,369       2,821

                                                                                             ----------  -----------  ----------
Net increase (decrease) in cash and invested cash                                               (2,648)        (566)      1,940

Cash and invested cash, as of beginning-of-year                                                  3,278        3,844       1,904

                                                                                             ----------  -----------  ----------
     Cash and invested cash, as of end-of-year                                               $     630   $    3,278   $   3,844

                                                                                             ==========  ===========  ==========


         See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES


NATURE OF OPERATIONS

The Lincoln National Life Insurance Company ("LNL" or the "Company," which also may be referred to as "we," "our" or "us"), a wholly-owned subsidiary of Lincoln National Corporation ("LNC" or the "Parent Company"), is domiciled in the state of Indiana. We own 100% of the outstanding common stock of one insurance company subsidiary, Lincoln Life & Annuity Company of New York ("LLANY"). We also own several non-insurance companies, including Lincoln Financial Distributors ("LFD") and Lincoln Financial Advisors ("LFA"), LNC's wholesaling and retailing business units, respectively. LNL's principal businesses consist of underwriting annuities, deposit-type contracts and life insurance through multiple distribution channels. LNL is licensed and sells its products throughout the U.S. and several U.S. territories. See Note 22 for additional information.

BASIS OF PRESENTATION

The accompanying consolidated financial statements are prepared in accordance with United States of America generally accepted accounting principles ("GAAP"). Certain GAAP policies, which significantly affect the determination of financial condition, results of operations and cash flows, are summarized below.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PRINCIPLES OF CONSOLIDATION
The accompanying consolidated financial statements include the accounts of LNL and all other entities in which we have a controlling financial interest and any variable interest entities ("VIEs") in which we are the primary beneficiary. Entities in which we do not have a controlling financial interest and do not exercise significant management influence over the operating and financing decisions are reported using the equity method. All material inter-company accounts and transactions have been eliminated in consolidation.

Our involvement with VIEs is primarily to invest in assets that allow us to gain exposure to a broadly diversified portfolio of asset classes. A VIE is an entity that does not have sufficient equity to finance its own activities without additional financial support or where investors lack certain characteristics of a controlling financial interest. We assess our contractual, ownership or other interests in a VIE to determine if our interest participates in the variability the VIE was designed to absorb and pass onto variable interest holders. We perform an ongoing qualitative assessment of our variable interests in VIEs to determine whether we have a controlling financial interest and would therefore be considered the primary beneficiary of the VIE. If we determine we are the primary beneficiary of a VIE, we consolidate the assets and liabilities of the VIE in our consolidated financial statements.

ACCOUNTING ESTIMATES AND ASSUMPTIONS
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are: fair value of certain invested assets and derivatives, asset valuation allowances, deferred acquisition costs ("DAC"), value of business acquired ("VOBA"), deferred sales inducements ("DSI"), goodwill, future contract benefits, other contract holder funds including deferred front-end loads ("DFEL"), pension plans, stock-based incentive compensation, income taxes and the potential effects of resolving litigated matters.

BUSINESS COMBINATIONS
We use the acquisition method of accounting for all business combination transactions, and accordingly, recognize the fair values of assets acquired, liabilities assumed and any noncontrolling interests in our consolidated financial statements. The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information becomes available relative to the fair values as of the acquisition date. The consolidated financial statements include the results of operations of any acquired company since the acquisition date.

FAIR VALUE MEASUREMENT
Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk, which would include our own credit risk. Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability ("exit price") in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability ("entry price"). Pursuant to the Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Board ("FASB") ACCOUNTING STANDARDS CODIFICATION(TM) ("ASC"), we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique. The three-level hierarchy for fair value measurement is defined as follows:

  - Level 1 - inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date, except for large holdings subject to "blockage discounts" that are excluded;
  - Level 2 - inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and
  - Level 3 - inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, and we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement. Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult. However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

AVAILABLE-FOR-SALE SECURITIES -- FAIR VALUATION METHODOLOGIES AND ASSOCIATED INPUTS
Securities classified as available-for-sale ("AFS") consist of fixed maturity and equity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) ("AOCI"), net of associated DAC, VOBA, DSI, future contract benefits, other contract holder funds and deferred income taxes.

We measure the fair value of our securities classified as AFS based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity or equity security, and we consistently apply the valuation methodology to measure the security's fair value. Our fair value measurement is based on a market approach that utilizes prices and other relevant information generated by market transactions involving identical or comparable securities. Sources of inputs to the market approach primarily include third-party pricing services, independent broker quotations or pricing matrices. We do not adjust prices received from third parties; however, we do analyze the third-party pricing services' valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our AFS securities. Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored, and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For private placement securities, we use pricing matrices that utilize observable pricing inputs of similar public securities and Treasury yields as inputs to the fair value measurement. Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all AFS securities on any given day. For broker-quoted only securities, non-binding quotes from market makers or broker-dealers are obtained from sources recognized as market participants. For securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs to measure fair value.

The following summarizes our fair valuation methodologies and associated inputs, which are particular to the specified security type and are in addition to the defined standard inputs to our valuation methodologies for all of our AFS securities discussed above:

  - Corporate bonds and U.S. government bonds - We also use Trade Reporting and Compliance Engine(TM) reported tables for our corporate bonds and vendor trading platform data for our U.S. government bonds.
  - Mortgage- and asset-backed securities - We also utilize additional inputs, which include new issues data, monthly payment information and monthly collateral performance, including prepayments, severity, delinquencies, step-down features and over collateralization features for each of our mortgage-backed securities ("MBS"), which include collateralized mortgage obligations and mortgage pass through securities backed by residential mortgages ("RMBS"), commercial mortgage-backed securities ("CMBS"), collateralized loan obligations ("CLOs") and collateralized debt obligations ("CDOs").
  - State and municipal bonds - We also use additional inputs that include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields for our state and municipal bonds.
  - Hybrid and redeemable preferred and equity securities - We also utilize additional inputs of exchange prices (underlying and common stock of the same issuer) for our hybrid and redeemable preferred and equity securities.

In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales and observations of general market movements for those security classes. We have policies and procedures in place to review the process that is utilized by our third-party pricing service and the output that is provided to us by the pricing service. On a periodic basis, we test the pricing for a sample of securities to evaluate the inputs and assumptions used by the pricing service, and we perform a comparison of the pricing service output to an alternative pricing source. We also evaluate prices provided by our primary pricing service to ensure that they are not stale or unreasonable by reviewing the prices for unusual changes from period to period based on certain parameters or for lack of change from one period to the next.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


AFS SECURITIES -- EVALUATION FOR RECOVERY OF AMORTIZED COST
We regularly review our AFS securities for declines in fair value that we determine to be other-than-temporary. For an equity security, if we do not have the ability and intent to hold the security for a sufficient period of time to allow for a recovery in value, we conclude that an other-than-temporary impairment ("OTTI") has occurred and the amortized cost of the equity security is written down to the current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income
(Loss). When assessing our ability and intent to hold the equity security to recovery, we consider, among other things, the severity and duration of the decline in fair value of the equity security as well as the cause of the decline, a fundamental analysis of the liquidity, and business prospects and overall financial condition of the issuer.

For our fixed maturity AFS securities (also referred to as "debt securities"), we generally consider the following to determine whether our unrealized losses are other-than-temporarily impaired:

  - The estimated range and average period until recovery;
  - The estimated range and average holding period to maturity;
  - Remaining payment terms of the security;
  - Current delinquencies and nonperforming assets of underlying collateral;
  - Expected future default rates;
  - Collateral value by vintage, geographic region, industry concentration or property type;
  - Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and
  - Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security, or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an OTTI has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss). If we do not intend to sell a debt security, or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an OTTI has occurred and the amortized cost is written down to the estimated recovery value with a corresponding charge to realized gain
(loss) on our Consolidated Statements of Comprehensive Income (Loss), as this amount is deemed the credit portion of the OTTI. The remainder of the decline to fair value is recorded in other comprehensive income ("OCI") to unrealized OTTI on AFS securities on our Consolidated Statements of Stockholder's Equity, as this amount is considered a noncredit (i.e., recoverable) impairment.


When assessing our intent to sell a debt security, or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sales of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing. In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover. The discount rate is the effective interest rate implicit in the underlying debt security. The effective interest rate is the original yield, or the coupon if the debt security was previously impaired. See the discussion below for additional information on the methodology and significant inputs, by security type, which we use to determine the amount of a credit loss.

Our conclusion that it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis, the estimated future cash flows are equal to or greater than the amortized cost basis of the debt securities, or we have the ability to hold the equity AFS securities for a period of time sufficient for recovery is based upon our asset-liability management process. Management considers the following as part of the evaluation:

  - The current economic environment and market conditions;
  - Our business strategy and current business plans;
  - The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;
  - Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;
  - The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of life insurance policies and annuity contracts;
  - The capital risk limits approved by management; and
  - Our current financial condition and liquidity demands.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

  - Historical and implied volatility of the security;
  - Length of time and extent to which the fair value has been less than amortized cost;
  - Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;
  - Failure, if any, of the issuer of the security to make scheduled payments;
    and
  - Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of an OTTI, the AFS security is accounted for as if it had been purchased on the measurement date of the OTTI. Therefore, for the fixed

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maturity AFS security, the original discount or reduced premium is reflected in net investment income over the contractual term of the investment in a manner that produces a constant effective yield.

To determine recovery value of a corporate bond, CLO or CDO, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

  - Fundamentals of the issuer to determine what we would recover if they were to file bankruptcy versus the price at which the market is trading;
  - Fundamentals of the industry in which the issuer operates;
  - Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;
  - Expected cash flows of the issuer (e.g., whether the issuer has cash flows in excess of what is required to fund its operations);
  - Expectations regarding defaults and recovery rates;
  - Changes to the rating of the security by a rating agency; and
  - Additional market information (e.g., if there has been a replacement of the corporate debt security).

Each quarter we review the cash flows for the MBS to determine whether or not they are sufficient to provide for the recovery of our amortized cost. We revise our cash flow projections only for those securities that are at most risk for impairment based on current credit enhancement and trends in the underlying collateral performance. To determine recovery value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

  - Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;
  - Level of creditworthiness of the home equity loans or residential mortgages that back an RMBS or commercial mortgages that back a CMBS;
  - Susceptibility to fair value fluctuations for changes in the interest rate environment;
  - Susceptibility to reinvestment risks, in cases where market yields are lower than the securities' book yield earned;
  - Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security;
  - Expectations of sale of such a security where market yields are higher than the book yields earned on a security; and
  - Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related asset-backed securities ("ABS"), we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security is temporary or other-than-temporary. The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods. We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future. Other factors used in this analysis include type of underlying collateral (e.g., prime, Alt-A or subprime), geographic distribution of underlying loans and timing of liquidations by state. Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur. Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans. Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments. These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure. If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for OTTI by comparing the expected cash flows to amortized cost. To the extent that the security has already been impaired or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no impairment is required.

Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then impairment is recognized.

We further monitor the cash flows of all of our AFS securities backed by pools on an ongoing basis. We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our AFS securities backed by pools of commercial mortgages. The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future. These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable. If it is not recoverable, we record an impairment of the security.

TRADING SECURITIES
Trading securities consist of fixed maturity and equity securities in designated portfolios, some of which support modified coinsurance ("Modco") and coinsurance with funds withheld ("CFW") reinsurance arrangements. Investment results for the portfolios that support Modco and CFW reinsurance arrangements, including gains and losses from sales, are passed directly to the reinsurers pursuant to contractual terms of the reinsurance arrangements. Trading securities are carried at fair value and changes in fair value and changes in the fair value of embedded derivative liabilities associated with the underlying reinsurance arrangements, are recorded in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) as they occur.



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ALTERNATIVE INVESTMENTS
Alternative investments, which consist primarily of investments in limited partnerships ("LPs"), are included in other investments on our Consolidated Balance Sheets. We account for our investments in LPs using the equity method to determine the carrying value. Recognition of alternative investment income is delayed due to the availability of the related financial statements, which are generally obtained from the partnerships' general partners. As a result, our venture capital, real estate and oil and gas portfolios are generally on a three-month delay and our hedge funds are on a one-month delay. In addition, the impact of audit adjustments related to completion of calendar-year financial statement audits of the investees are typically received during the second quarter of each calendar year. Accordingly, our investment income from alternative investments for any calendar-year period may not include the complete impact of the change in the underlying net assets for the partnership for that calendar-year period.

PAYABLES FOR COLLATERAL ON INVESTMENTS
When we enter into collateralized financing transactions on our investments, a liability is recorded equal to the cash collateral received. This liability is included within payables for collateral on investments on our Consolidated Balance Sheets. Income and expenses associated with these transactions are recorded as investment income and investment expenses within net investment income on our Consolidated Statements of Comprehensive Income (Loss). Changes in payables for collateral on investments are reflected within cash flows from investing activities on our Consolidated Statements of Cash Flows.

MORTGAGE LOANS ON REAL ESTATE
Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances. Interest income is accrued on the principal balance of the loan based on the loan's contractual interest rate. Premiums and discounts are amortized using the effective yield method over the life of the loan. Interest income and amortization of premiums and discounts are reported in net investment income on our Consolidated Statements of Comprehensive Income (Loss) along with mortgage loan fees, which are recorded as they are incurred.

Our commercial loan portfolio is comprised of long-term loans secured by existing commercial real estate. As such, it does not exhibit risk characteristics unique to mezzanine, construction, residential, agricultural, land or other types of real estate loans. We believe all of the loans in our portfolio share three primary risks: borrower creditworthiness; sustainability of the cash flow of the property; and market risk; therefore, our methods for monitoring and assessing credit risk are consistent for our entire portfolio. Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement. When we determine that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated value. The loan's estimated value is based on: the present value of expected future cash flows discounted at the loan's effective interest rate; the loan's observable market price; or the fair value of the loan's collateral. Valuation allowances are maintained at a level we believe is adequate to absorb estimated probable credit losses of each specific loan. Our periodic evaluation of the adequacy of the allowance for losses is based on our past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. Trends in market vacancy and rental rates are incorporated into the analysis that we perform for monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for credit losses. In addition, we review each loan individually in our commercial mortgage loan portfolio on an annual basis to identify emerging risks. We focus on properties that experienced a reduction in debt-service coverage or that have significant exposure to tenants with deteriorating credit profiles. Where warranted, we establish or increase loss reserves for a specific loan based upon this analysis. Our process for determining past due or delinquency status begins when a payment date is missed, at which time the borrower is contacted. After the grace period expiration that may last up to 10 days, we send a default notice. The default notice generally provides a short time period to cure the default. Our policy is to report loans that are 60 or more days past due, which equates to two or more payments missed, as delinquent. We do not accrue interest on loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on our Consolidated Statements of Comprehensive Income (Loss) when received, depending on the assessment of the collectibility of the loan. We resume accruing interest once a loan complies with all of its original terms or restructured terms. Mortgage loans deemed uncollectible are charged against the allowance for losses, and subsequent recoveries, if any, are credited to the allowance for losses. All mortgage loans that are impaired have an established allowance for credit losses. Changes in valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income
(Loss).

We measure and assess the credit quality of our mortgage loans by using loan-to-value and debt-service coverage ratios. The loan-to-value ratio compares the principal amount of the loan to the fair value at origination of the underlying property collateralizing the loan and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the principal amount is greater than the collateral value. Therefore, all else being equal, a lower loan-to-value ratio generally indicates a higher quality loan. The debt-service coverage ratio compares a property's net operating income to its debt-service payments. Debt-service coverage ratios of less than 1.0 indicate that property operations do not generate

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enough income to cover its current debt payments. Therefore, all else being equal, a higher debt-service coverage ratio generally indicates a higher quality loan.

POLICY LOANS
Policy loans represent loans we issue to contract holders that use the cash surrender value of their life insurance policy as collateral. Policy loans are carried at unpaid principal balances.

REAL ESTATE
Real estate includes both real estate held for the production of income and real estate held-for-sale. Real estate held for the production of income is carried at cost less accumulated depreciation. Depreciation is calculated on a straight-line basis over the estimated useful life of the asset. We periodically review properties held for the production of income for impairment. Properties whose carrying values are greater than their projected undiscounted cash flows are written down to estimated fair value, with impairment losses reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss). The estimated fair value of real estate is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate classified as held-for-sale is stated at the lower of depreciated cost or fair value less expected disposition costs at the time classified as held-for-sale. Real estate is not depreciated while it is classified as held-for-sale. Also, valuation allowances for losses are established, as appropriate, for real estate held-for-sale and any changes to the valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss). Real estate acquired through foreclosure proceedings is recorded at fair value at the settlement date.

DERIVATIVE INSTRUMENTS
We hedge certain portions of our exposure to interest rate risk, foreign currency exchange risk, equity market risk and credit risk by entering into derivative transactions. All of our derivative instruments are recognized as either assets or liabilities on our Consolidated Balance Sheets at estimated fair value. We categorized derivatives into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique as discussed above in "Fair Value Measurement." The accounting for changes in the estimated fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship, and further, on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, we designate the hedging instrument based upon the exposure being hedged: as a cash flow hedge or a fair value hedge.

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of accumulated OCI and reclassified into net income in the same period or periods during which the hedged transaction affects net income. The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of designated future cash flows of the hedged item (hedge ineffectiveness), if any, is recognized in net income during the period of change. For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument, as well as the offsetting gain or loss on the hedged item attributable to the hedged risk are recognized in net income during the period of change in estimated fair values. For derivative instruments not designated as hedging instruments, but that are economic hedges, the gain or loss is recognized in net income.

We purchase and issue financial instruments and products that contain embedded derivative instruments. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes. The embedded derivative, which is reported with the host instrument in the Consolidated Balance Sheets, is carried at fair value with changes in fair value recognized in net income during the period of change.

We employ several different methods for determining the fair value of our derivative instruments. The fair value of our derivative contracts are measured based on current settlement values, which are based on quoted market prices, industry standard models that are commercially available and broker quotes. These techniques project cash flows of the derivatives using current and implied future market conditions. We calculate the present value of the cash flows to measure the current fair market value of the derivative.

CASH AND INVESTED CASH
Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with an original maturity of three months or less.

DAC, VOBA, DSI AND DFEL
Acquisition costs directly related to successful contract acquisitions or renewals of universal life ("UL") insurance, variable UL ("VUL") insurance, traditional life insurance, annuities and other investment contracts have been deferred (i.e., DAC) to the extent recoverable. VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date. Bonus credits and excess interest for dollar cost averaging contracts are considered DSI. Contract sales charges that are collected in the early years of an insurance contract are deferred (i.e., DFEL), and the unamortized balance is reported in other contract holder funds on our Consolidated Balance Sheets.

Both DAC and VOBA amortization, excluding amounts reported in realized gain
(loss), is reported within commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss). DSI amortization, excluding

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amounts reported in realized gain (loss), is reported in interest credited on our Consolidated Statements of Comprehensive Income (Loss). The amortization of DFEL, excluding amounts reported in realized gain (loss), is reported within fee income on our Consolidated Statements of Comprehensive Income (Loss). The methodology for determining the amortization of DAC, VOBA, DSI and DFEL varies by product type. For all insurance contracts, amortization is based on assumptions consistent with those used in the development of the underlying contract adjusted for emerging experience and expected trends.

Acquisition costs for UL and VUL insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits ("EGPs") from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain (loss) on investments. Contract lives for UL and VUL policies are estimated to be 40 years based on the expected lives of the contracts. Contract lives for fixed and variable deferred annuities are generally between 13 and 30 years, while some of our fixed multi-year guarantee products have amortization periods equal to the guarantee period. The front-end load annuity product has an assumed life of 25 years. Longer lives are assigned to those blocks that have demonstrated favorable lapse experience.

Acquisition costs for all traditional contracts, including traditional life insurance contracts, such as individual whole life, group business and term life insurance, are amortized over the expected premium-paying period that ranges from 7 to 77 years. Acquisition costs are either amortized on a straight-line basis or as a level percent of premium of the related policies depending on the block of business. There is currently no DAC, VOBA, DSI or DFEL balance or related amortization for fixed and variable payout annuities.

We account for modifications of insurance contracts that result in a substantially unchanged contract as a continuation of the replaced contract. We account for modifications of insurance contracts that result in a substantially changed contract as an extinguishment of the replaced contract.

The carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on securities classified as AFS and certain derivatives and embedded derivatives. Amortization expense of DAC, VOBA, DSI and DFEL reflects an assumption for an expected level of credit-related investment losses. When actual credit-related investment losses are realized, we recognize a true-up to our DAC, VOBA, DSI and DFEL amortization within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) reflecting the incremental effect of actual versus expected credit-related investment losses. These actual to expected amortization adjustments can create volatility from period to period in realized gain (loss).

During the third quarter of each year, we conduct our annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees. These assumptions include investment margins, mortality, retention, rider utilization and maintenance expenses (costs associated with maintaining records relating to insurance and individual and group annuity contracts, and with the processing of premium collections, deposits, withdrawals and commissions). Based on our review, the cumulative balances of DAC, VOBA, DSI and DFEL included on our Consolidated Balance Sheets are adjusted with an offsetting benefit or charge to revenue or amortization expense to reflect such change related to our expectations of future EGPs ("unlocking"). We may have unlocking in other quarters as we become aware of information that warrants updating assumptions outside of our annual comprehensive review. We may also identify and implement actuarial modeling refinements that result in increases or decreases to the carrying values of DAC, VOBA, DSI, DFEL, embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees.

DAC, VOBA, DSI and DFEL are reviewed to ensure that the unamortized portion does not exceed the expected recoverable amounts.

REINSURANCE
We enter into reinsurance agreements with other companies in the normal course of business. Assets and liabilities and premiums and benefits from certain reinsurance contracts that grant statutory surplus relief to other insurance companies are netted on our Consolidated Balance Sheets and Consolidated Statements of Comprehensive Income (Loss), respectively, because there is a right of offset. All other reinsurance agreements are reported on a gross basis on our Consolidated Balance Sheets as an asset for amounts recoverable from reinsurers or as a component of other liabilities for amounts, such as premiums, owed to the reinsurers, with the exception of Modco agreements for which the right of offset also exists. Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums, benefits and DAC are reported net of insurance ceded.

GOODWILL
We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill. Goodwill is not amortized, but is reviewed at least annually for indications of value impairment, with consideration given to financial performance and other relevant factors. We perform a two-step test in our evaluation of the carrying value of goodwill for each of our reporting units, if qualitative factors determine it is necessary to complete the two-step goodwill impairment test. The results of one test on one reporting unit cannot subsidize the results of another reporting unit. In Step 1 of the evaluation, the fair value of each reporting unit

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is determined and compared to the carrying value of the reporting unit. If the fair value is greater than the carrying value, then the carrying value of the reporting unit is deemed to be recoverable, and Step 2 is not required. If the fair value estimate is less than the carrying value, it is an indicator that impairment may exist, and Step 2 is required. In Step 2, the implied fair value of goodwill is determined for the reporting unit. The reporting unit's fair value as determined in Step 1 is assigned to all of its net assets (recognized and unrecognized) as if the reporting unit were acquired in a business combination as of the date of the impairment test. If the implied fair value of the reporting unit's goodwill is lower than its carrying amount, goodwill is impaired and written down to its fair value; and a charge is reported in impairment of intangibles on our Consolidated Statements of Comprehensive Income (Loss).

OTHER ASSETS AND OTHER LIABILITIES
Other assets consist primarily of guaranteed living benefit ("GLB") reserves embedded derivatives, DSI, specifically identifiable intangible assets, property and equipment owned by the Company, balances associated with corporate-owned and bank-owned life insurance, certain reinsurance assets, receivables resulting from sales of securities that had not yet settled as of the balance sheet date, debt issue costs, other prepaid expenses and deferred losses on business sold through reinsurance. Other liabilities consist primarily of current and deferred taxes, pension and other employee benefit liabilities, derivative instrument liabilities, certain reinsurance payables, payables resulting from purchases of securities that had not yet settled as of the balance sheet date, interest on borrowed funds and other accrued expenses.

Other assets and other liabilities on our Consolidated Balance Sheets include GLB features and remaining guaranteed interest and similar contracts that are carried at fair value, which represents approximate exit value including an estimate for our non-performance risk ("NPR"). Certain of these features have elements of both insurance benefits and embedded derivatives. Through our hybrid accounting approach, we assign benefits to the embedded derivative or insurance based on the life-contingent nature of the benefits. We classify these GLB reserves embedded derivatives in Level 3 within the hierarchy levels described above in "Fair Value Measurement."

The carrying values of specifically identifiable intangible assets are reviewed at least annually for indicators of impairment in value that are other-than-temporary, including unexpected or adverse changes in the following: the economic or competitive environments in which the company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation. If there was an indication of impairment, then the discounted cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on our Consolidated Statements of Comprehensive Income (Loss). Sales force intangibles are attributable to the value of the new business distribution system acquired through business combinations. These assets are amortized on a straight-line basis over their useful life of 25 years. Federal Communications Commission ("FCC") licenses acquired through business combinations are not amortized.

Property and equipment owned for company use is carried at cost less allowances for depreciation. Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment. We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable. For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed. Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated. Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year. Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

We completed a reinsurance transaction in 2012 whereby we ceded a closed block of UL contracts with secondary guarantees to Lincoln National Reinsurance Company (Barbados) Limited ("LNBAR"), a wholly-owned subsidiary of LNC. We are recognizing the loss related to this transaction over a period of 30 years.

SEPARATE ACCOUNT ASSETS AND LIABILITIES
We maintain separate account assets, which are reported at fair value. The related liabilities are reported at an amount equivalent to the separate account assets. Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company with respect to certain accounts.

We issue variable annuity contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities). We also issue variable annuity and life contracts through separate accounts that include various types of guaranteed death benefit ("GDB"), guaranteed withdrawal benefit ("GWB") and guaranteed income benefit ("GIB") features. The GDB features include those where we contractually guarantee to the contract holder either: return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); total deposits made to the contract less any partial withdrawals

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


plus a minimum return ("minimum return"); or the highest contract value on any contract anniversary date through age 80 minus any payments or withdrawals following the contract anniversary ("anniversary contract value").

As discussed in Note 6, certain features of these guarantees are accounted for as embedded derivative reserves, whereas other guarantees are accounted for as benefit reserves. Other guarantees contain characteristics of both and are accounted for under an approach that calculates the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each GLB feature. We use derivative instruments to hedge our exposure to the risks and earnings volatility that result from the embedded derivatives for living benefits in certain of our variable annuity products. The change in fair value of these instruments tends to move in the opposite direction of the change in the value of the associated reserves. The net impact of these changes is reported as a component of realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The "market consistent scenarios" used in the determination of the fair value of the GLB liability are similar to those used by an investment bank to value derivatives for which the pricing is not transparent and the aftermarket is nonexistent or illiquid. We use risk-neutral Monte Carlo simulations in our calculation to value the entire block of guarantees, which involve 100 unique scenarios per policy or approximately 43 million scenarios. The market consistent scenario assumptions, as of each valuation date, are those we view to be appropriate for a hypothetical market participant. The market consistent inputs include assumptions for the capital markets (e.g., implied volatilities, correlation among indices, risk-free swap curve, etc.), policyholder behavior (e.g., policy lapse, benefit utilization, mortality, etc.), risk margins, administrative expenses and a margin for profit. We believe these assumptions are consistent with those that would be used by a market participant; however, as the related markets develop we will continue to reassess our assumptions. It is possible that different valuation techniques and assumptions could produce a materially different estimate of fair value.

FUTURE CONTRACT BENEFITS AND OTHER CONTRACT HOLDER FUNDS
Future contract benefits represent liability reserves that we have established and carry based on estimates of how much we will need to pay for future benefits and claims. Other contract holder funds represent liabilities for fixed account values, including the fixed portion of variable, dividends payable, premium deposit funds, undistributed earnings on participating business and other contract holder funds as well the carrying value of DFEL discussed above.

The liabilities for future contract benefits and claim reserves for UL and VUL insurance policies consist of contract account balances that accrue to the benefit of the contract holders, excluding surrender charges. The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue. Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.75% depending on the time of contract issue. The investment yield assumptions for immediate and deferred paid-up annuities range from 1.50% to 13.50%. These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing GDB features are calculated by estimating the present value of total expected benefit payments over the life of the contract from inception divided by the present value of total expected assessments over the life of the contract ("benefit ratio") multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GDB payments plus interest on the liability. The change in the liability for a period is the benefit ratio multiplied by the assessments recorded for the period less GDB claims paid in the period plus interest. As experience or assumption changes result in a change in expected benefit payments or assessments, the benefit ratio is unlocked, that is, recalculated using the updated expected benefit payments and assessments over the life of the contract since inception. The revised benefit ratio is then applied to the liability calculation described above, with the resulting change in liability reported as benefit ratio unlocking.

With respect to our future contract benefits and other contract holder funds, we continually review overall reserve position, reserving techniques and reinsurance arrangements. As experience develops and new information becomes known, liabilities are adjusted as deemed necessary. The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends. The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations. As of December 31, 2013 and 2012, participating policies comprised approximately 1% of the face amount of insurance in force, and dividend expenses were $62 million, $71 million and $79 million for the years ended December 31, 2013, 2012 and 2011, respectively.

Liabilities for the secondary guarantees on UL-type products are calculated by multiplying the benefit ratio by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI. The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


The fair value of our indexed annuity contracts is based on their approximate surrender values.

BORROWED FUNDS
LNL's short-term borrowings are defined as borrowings with contractual or expected maturities of one year or less. Long-term borrowings have contractual or expected maturities greater than one year.

DEFERRED GAIN ON BUSINESS SOLD THROUGH REINSURANCE
Our reinsurance operations were acquired by Swiss Re Life & Health America, Inc. ("Swiss Re") in December 2001 through a series of indemnity reinsurance transactions. We are recognizing the gain related to these transactions at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years from the date of sale.

We completed a reinsurance transaction in 2009 whereby we assumed a closed block of term contracts from First Penn-Pacific Life Insurance Company. We are recognizing the gain related to this transaction over a period of 15 years.

We completed reinsurance transactions in 2012 and 2013 whereby we ceded a closed block of UL contacts with secondary guarantees to LNBAR. We are recognizing the gains related to these transactions over a period of 30 years.

COMMITMENTS AND CONTINGENCIES
Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

FEE INCOME
Fee income for investment and interest-sensitive life insurance contracts consist of asset-based fees, cost of insurance charges, percent of premium charges, contract administration charges and surrender charges that are assessed against contract holder account balances. Investment products consist primarily of individual and group variable and fixed deferred annuities. Interest-sensitive life insurance products include UL insurance, VUL insurance and other interest-sensitive life insurance policies. These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

In bifurcating the embedded derivative of our GLB features on our variable annuity products, we attribute to the embedded derivative the portion of total fees collected from the contract holder that relate to the GLB riders (the "attributed fees"), which are not reported within fee income on our Consolidated Statements of Comprehensive Income (Loss). These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract plus a margin that a theoretical market participant would include for risk/profit and are reported within realized gain
(loss) on our Consolidated Statements of Comprehensive Income (Loss).

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset-based fees, cost of insurance and contract administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.

For investment and interest-sensitive life insurance contracts, the amounts collected from contract holders are considered deposits and are not included in revenue.

INSURANCE PREMIUMS
Our insurance premiums for traditional life insurance and group insurance products are recognized as revenue when due from the contract holder. Our traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Our group non-medical insurance products consist primarily of term life, disability and dental.

NET INVESTMENT INCOME
Dividends and interest income, recorded in net investment income, are recognized when earned. Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For CLOs and MBS, included in the trading and AFS fixed maturity securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period. In addition, the new effective yield, which reflects anticipated future payments, is used prospectively. Any adjustments resulting from changes in effective yield are reflected in net investment income on our Consolidated Statements of Comprehensive Income (Loss).

REALIZED GAIN (LOSS)
Realized gain (loss) on our Consolidated Statements of Comprehensive Income
(Loss) includes realized gains and losses from the sale of investments, write-downs for other-than-temporary impairments of investments, certain derivative and embedded derivative gains and losses, gains and losses on the sale of subsidiaries and businesses and net gains and losses on reinsurance embedded derivatives and trading securities. Realized gains and losses on the sale of investments are determined using the specific identification method. Realized gain (loss) is recognized in net income, net of associated amortization of DAC, VOBA, DSI and DFEL. Realized gain (loss) is also net of allocations of investment gains and losses

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


to certain contract holders and certain funds withheld on reinsurance arrangements for which we have a contractual obligation.

OTHER REVENUES
Other revenues consists primarily of fees attributable to broker-dealer services recorded as earned at the time of sale, changes in the market value of our seed capital investments and communications sales recognized as earned, net of agency and representative commissions.

INTEREST CREDITED
Interest credited includes interest credited to contract holder account balances. Interest crediting rates associated with funds invested in our general account during 2011 through 2013 ranged from 1% to 10%.

BENEFITS
Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances. Benefits also include the change in reserves for life insurance products with secondary guarantee benefits, annuity products with guaranteed death and living benefits, and certain annuities with life contingencies. For traditional life, group health and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS
Pursuant to the accounting rules for our obligations to employees and agents under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses. We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense. The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans. The expected long-term rate of return on plan assets is based on historical and projected future rates of return on the funds invested in the plan. The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate.


STOCK-BASED COMPENSATION
In general, we expense the fair value of stock awards included in our incentive compensation plans. As of the date LNC's Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock. The fair value of the awards is expensed over the performance or service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder's equity. We classify certain stock awards as liabilities. For these awards, the settlement value is classified as a liability on our Consolidated Balance Sheets, and the liability is marked-to-market through net income at the end of each reporting period. Stock-based compensation expense is reflected in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

INTEREST AND DEBT EXPENSE
Interest expense on our short-term and long-term debt is recognized as due and any associated premiums, discounts, and costs are amortized (accreted) over the term of the related borrowing utilizing the effective interest method. In addition, gains or losses related to certain derivative instruments associated with debt are recognized in interest and debt expense during the period of the change.

INCOME TAXES
We file a U.S. consolidated income tax return with LNC and its eligible subsidiaries. Ineligible subsidiaries file separate individual corporate tax returns. Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to the extent required. Considerable judgment and the use of estimates are required in determining whether a valuation allowance is necessary and, if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, we consider many factors, including: the nature and character of the deferred tax assets and liabilities; taxable income in prior carryback years; future reversals of temporary differences; the length of time carryovers can be utilized; and any tax planning strategies we would employ to avoid a tax benefit from expiring unused.



--------------------------------------------------------------------------------
2. NEW ACCOUNTING STANDARDS


ADOPTION OF NEW ACCOUNTING STANDARDS

BALANCE SHEET TOPIC
In December 2011, the FASB issued Accounting Standards Update ("ASU") No. 2011-11, "Disclosures about Offsetting Assets and Liabilities" ("ASU 2011-11") to address certain comparability issues between financial statements prepared in accordance with GAAP and those prepared in accordance with International Financial Reporting Standards ("IFRS"). In January 2013, the FASB issued ASU No. 2013-01, "Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities" ("ASU 2013-01"), to provide information regarding the scope of the disclosures required by ASU 2011-11 to the financial instruments and derivatives reported in an entity's financial statements. ASU 2011-11 requires an entity to provide enhanced disclosures about certain financial instruments and derivative instruments, as defined in ASU 2013-01, to enable users to understand the effects of offsetting in the financial statements as well as the effects of master netting arrangements on an entity's financial condition. We adopted the disclosure requirements of ASU 2011-11, after considering the scope clarification in ASU 2013-01, as of January 1, 2013, and have included the required disclosures for all comparative periods in Note 6.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


2. NEW ACCOUNTING STANDARDS (CONTINUED)


COMPREHENSIVE INCOME TOPIC
In February 2013, the FASB issued ASU No. 2013-02, "Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income" ("ASU 2013-02"), which requires enhanced reporting of such amounts either on the face of the financial statements or in the notes to the financial statements. Under ASU 2013-02, the type of reclassification out of AOCI, as defined under current GAAP, will dictate whether the disclosure must provide the effect of the reclassification on the respective financial statement line items or whether cross-referencing to other disclosures that provide additional detail about the reclassification will be required. We adopted the disclosure requirements in ASU 2013-02 as of January 1, 2013, and have included the required disclosure in
Note 14.

DERIVATIVES AND HEDGING TOPIC
In July 2013, the FASB issued ASU No. 2013-10, "Inclusion of the Fed Funds Effective Swap Rate (or Overnight Index Swap Rate) as a Benchmark Interest Rate for Hedge Accounting Purposes" ("ASU 2013-10"), which permits the Fed Funds Effective Swap Rate to be used as a benchmark interest rate for hedge accounting purposes under the FASB ASC in addition to interest rates on direct Treasury obligations of the U.S. government and the LIBOR swap rate. We adopted the amendments in ASU 2013-10 prospectively for qualifying new or designated hedging relationships entered into, on, or after July 17, 2013. The adoption of ASU 2013-10 did not have an effect on our consolidated financial condition and results of operation.

FUTURE ADOPTION OF NEW ACCOUNTING STANDARDS

FINANCIAL SERVICES -- INVESTMENT COMPANIES TOPIC
In June 2013, the FASB issued ASU No. 2013-08, "Amendments to the Scope, Measurement, and Disclosure Requirements" ("ASU 2013-08"), which provides comprehensive accounting guidance for assessing whether an entity is an investment company. ASU 2013-08 requires an assessment of all the characteristics of an investment company through the use of a new two-tiered approach, which considers the entity's purpose and design to determine whether it is an investment company. As a result of applying the new criteria in ASU 2013-08, an entity once considered an investment company may no longer meet the new criteria to be classified as such, and conversely, an entity not classified as an investment company under current GAAP may satisfy the criteria to be classified as such upon the adoption of ASU 2013-08. If an entity is no longer classified as an investment company, it must discontinue the application of investment company accounting guidance and present the change in status through a cumulative effect adjustment to the beginning balance of retained earnings in the period of adoption. If an entity becomes classified as an investment company, ASU 2013-08 should be applied prospectively with the effect of adoption recognized as an adjustment to opening net assets for the period of adoption. The amendments in ASU 2013-08 are effective for interim and annual reporting periods in fiscal years beginning after December 15, 2013, with early application prohibited. We will adopt the requirements in ASU 2013-08 effective January 1, 2014, and are currently evaluating the impact of adoption on our consolidated financial condition and results of operations.


INCOME TAXES TOPIC
In July 2013, the FASB issued ASU No. 2013-11, "Presentation of an Unrecognized Tax Benefit When a Net Operating Loss Carryforward, a Similar Tax Loss, or a Tax Credit Carryforward Exists" ("ASU 2013-11") in order to explicitly define the financial statement presentation requirements in GAAP. ASU 2013-11 provides guidance on the presentation of unrecognized tax benefits when net operating loss carryforwards, similar tax losses, or tax credit carryforwards exist. The amendments in the ASU are effective prospectively for interim and annual reporting periods in fiscal years beginning after December 15, 2013, with early application permitted. We will adopt the requirements of ASU 2013-11 effective January 1, 2014, and will include the new disclosure requirements in the notes to our consolidated financial statements.

INVESTMENTS -- EQUITY METHOD AND JOINT VENTURES
In January 2014, the FASB issued ASU No. 2014-01, "Accounting for Investments in Qualified Affordable Housing Projects" ("ASU 2014-01") in response to stakeholders' feedback that the presence of certain conditions in order to apply the effective yield method to investments in qualified affordable housing projects may be overly restrictive and could result in certain investments being accounted for under a method of accounting that may not fairly represent the economics of the investments. ASU 2014-01 allows entities to make an accounting policy election to account for investments in qualified affordable housing projects using the proportional amortization method if certain conditions are met. The conditions in ASU 2014-01 have been modified from the current GAAP requirements allowing for the application of the effective yield method, to enable more entities to make use of the proportional amortization method. The decision to apply the proportional amortization method should be applied consistently to all investments in qualified affordable housing projects rather than on an individual investment basis. The amendments in this ASU are to be applied retrospectively for interim and annual reporting periods beginning after December 15, 2014; however, a reporting entity that uses the effective yield method to account for investments in qualified affordable housing projects before the date of adoption may continue to apply the effective yield method for those preexisting investments. We will adopt the requirements of ASU 2014-01 effective January 1, 2015, and are currently evaluating the impact of adoption on our consolidated financial condition and results of operations.

OTHER EXPENSES TOPIC
In July 2011, the FASB issued ASU No. 2011-06, "Fees Paid to the Federal Government by Health Insurers" ("ASU 2011-06") in order to address the question of how health insurers should recognize and classify fees mandated by the Patient Protection and Affordable Care Act as amended by the Health Care and Education Reconciliation Act. The annual fee is imposed on health insurers for each calendar year beginning on or after January 1, 2014, and is payable no later than September 30 of the applicable year. If a fee payment is required in the applicable year, ASU 2011-06 requires the health insurer to record the liability in full with a corresponding deferred cost that is

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


2. NEW ACCOUNTING STANDARDS (CONTINUED)


amortized to expense using a straight-line method of allocation over the applicable year. The ASU indicates that the annual fee does not meet the definition of an acquisition cost in accordance with Topic 944 of the FASB ASC. The amendments in ASU 2011-06 are effective for calendar years beginning after December 31, 2013, when the fee initially becomes effective. We will adopt the requirements of ASU 2011-06 effective January 1, 2014. The amendments will not have a material effect on our consolidated financial condition and results of operations.



--------------------------------------------------------------------------------
3. REINSURANCE CEDED, REINSURANCE RECAPTURED, REINSURANCE NOVATED, AND CAPITAL CONTRIBUTIONS


REINSURANCE CEDED TO LNBAR
We completed reinsurance transactions during the second, third and fourth quarters of 2013 whereby we ceded blocks of business to LNBAR, a wholly-owned subsidiary of LNC, that resulted in the release of $196 million of capital previously supporting a portion of statutory reserves related to our UL/survivorship UL ("SUL") business. The following summarizes the effect of these transactions (in millions) on our Consolidated Balance Sheets as of December 31, 2013:

ASSETS
Cash and invested cash.......................................    $ (22)
Deferred acquisition costs and value of business
   acquired..................................................      (65)
Reinsurance recoverables.....................................       76
                                                                 ------
   Total assets..............................................    $ (11)
                                                                 ======
LIABILITIES
Other contract holder funds..................................    $  (7)
Deferred gain on business sold through reinsurance...........       18
Other liabilities............................................      (22)
                                                                 ------
   Total liabilities.........................................    $ (11)
                                                                 ======

We completed a reinsurance transaction during the fourth quarter of 2012 whereby we ceded a block of business to LNBAR that resulted in the release of $164 million of capital previously supporting a portion of statutory reserves related to our Duet/Legend business. The following summarizes the effect of this transaction (in millions) on our Consolidated Balance Sheets as of December 31, 2012:

ASSETS
Cash and invested cash.....................................   $  (32)
Deferred acquisition costs and value of business
   acquired................................................     (148)
Reinsurance recoverables...................................      547
                                                              -------
   Total assets............................................   $  367
                                                              =======
LIABILITIES
Other contract holder funds................................   $  (44)
Deferred gain on business sold through reinsurance.........     (233)
Funds withheld reinsurance liabilities.....................      676
Other liabilities..........................................      (32)
                                                              -------
   Total liabilities.......................................   $  367
                                                              =======

REINSURANCE RECAPTURED FROM LNBAR
During fourth quarter 2012, we recaptured a block of secondary guaranteed UL business previously ceded to LNBAR. The following summarizes the effect of this transaction (in millions) on our Consolidated Balance Sheets and Consolidated Statements of Comprehensive Income (Loss) as of and for the year ended December 31, 2012:

ASSETS
Cash and invested cash......................................   $  119
Other assets................................................      (34)
                                                               -------
   Total assets.............................................   $   85
                                                               =======
LIABILITIES
Reinsurance related embedded derivatives....................   $   39
Other liabilities...........................................       45
                                                               -------
   Total liabilities........................................   $   84
                                                               =======
REVENUES AND EXPENSES
Benefits....................................................   $  290
Commissions and other expenses..............................     (289)
                                                               -------
   Net income (loss)........................................   $    1
                                                               =======

During fourth quarter 2011, we recaptured portions of business previously ceded to LNBAR. The following summarizes the effect of this transaction (in millions) on our Consolidated Balance Sheets and Consolidated Statements of Comprehensive Income (Loss) as of and for the year ended December 31, 2011:

ASSETS
Cash.......................................................   $  204
Deferred acquisition costs.................................      243
                                                              -------
   Total assets............................................   $  447
                                                              =======
LIABILITIES
Future contract benefits...................................   $  613
Other contract holder funds................................       18
Funds withheld reinsurance liabilities.....................     (300)
Deferred gain on business sold through reinsurance.........      106
Other liabilities..........................................        4
                                                              -------
   Total liabilities.......................................   $  441
                                                              =======
REVENUES AND EXPENSES
Amortization of deferred gain on business
   sold through reinsurance:
Write-off of unamortized deferred gain.....................   $   34
Benefits...................................................      (24)
Federal income tax expense.................................       (4)
                                                              -------
   Net income..............................................   $    6
                                                              =======

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

3. REINSURANCE CEDED, REINSURANCE RECAPTURED, REINSURANCE NOVATED, AND CAPITAL CONTRIBUTIONS (CONTINUED)



REINSURANCE NOVATED FROM LINCOLN REINSURANCE COMPANY OF VERMONT II ("LRCVII") TO LNBAR
During third quarter 2012, LRCVII novated SUL business to LNBAR. The following summarizes the effect of this transaction (in millions) on our Consolidated Balance Sheets as of December 31, 2012:

ASSETS
Cash and invested cash.......................................  $   (52)
                                                               --------
   Total assets..............................................  $   (52)
                                                               ========
LIABILITIES
Reinsurance related embedded derivatives.....................  $   (18)
Deferred gain on business sold through reinsurance...........        8
Long-term debt...............................................     (500)
Funds withheld reinsurance liabilities.......................      500
Other liabilities............................................      (16)
                                                               --------
   Total liabilities.........................................  $   (26)
                                                               ========
REVENUE AND EXPENSES
Net investment income........................................  $   (13)
Benefits.....................................................       13
                                                               --------
   Net Income................................................  $   (26)
                                                               ========



CAPITAL CONTRIBUTIONS
On December 30, 2011, LNC transferred ownership of Lincoln Investment Advisors Corporation ("LIAC") to LNL. In addition, LNC assumed certain liabilities from LNL during 2011 (reflected in "Other" in the table below). The following summarizes the effect of these capital contributions (in millions):

                                                  FOR THE YEARS ENDED
                                                     DECEMBER 31,
                                                 --------------------
                                                 2011          2011
                                                 -----         -----
                                                 LIAC          OTHER
                                                 -----         -----
Cash and invested cash......................      $ 1          $ --
Other assets................................        9            --
Other liabilities...........................       (5)            5
                                                 -----         -----
   Total(1).................................      $ 5          $  5
                                                 =====         =====

-------------
(1) Reported in capital contribution from LNC on our Consolidated Statements of Stockholder's Equity



--------------------------------------------------------------------------------
4. VARIABLE INTEREST ENTITIES


CONSOLIDATED VIES

CREDIT-LINKED NOTES ("CLNS")
We have invested in the Class 1 notes of two CLN structures, which represent special purpose trusts combining asset-backed securities with credit default swaps to produce multi-class structured securities. The CLN structures also include subordinated Class 2 notes, which are held by third parties, and, together with the Class 1 notes, represent 100% of the outstanding notes of the CLN structures. The entities that issued the CLNs are financed by the note holders, and, as such, the note holders participate in the expected losses and residual returns of the entities.

Because the note holders do not have voting rights or similar rights, we determined the entities issuing the CLNs are VIEs, and as a note holder, our interest represented a variable interest. We have the power to direct the most significant activity affecting the performance of both CLN structures, as we have the ability to actively manage the reference portfolios underlying the credit default swaps. In addition, we receive returns from the CLN structures and may absorb losses that could potentially be significant to the CLN structures. As such, we concluded that we are the primary beneficiary of the VIEs associated with the CLNs. We reflect the assets and liabilities on our Consolidated Balance Sheets and recognize the results of operations of these VIEs on our Consolidated Statements of Comprehensive Income (Loss).

As a result of consolidating the CLNs, we also consolidate the derivative instruments in the CLN structures. The credit default swaps create variability in the CLN structures and expose the note holders to the credit risk of the referenced portfolio. The contingent forward contracts transfer a portion of the loss in the underlying fixed maturity corporate asset-backed credit card loan securities back to the counterparty after credit losses reach our attachment point.

The following summarizes information regarding the CLN structures (dollars in millions) as of December 31, 2013:

                                               AMOUNT AND
                                            DATE OF ISSUANCE
                                       -----------------------------
                                           $400           $200
                                         DECEMBER         APRIL
                                           2006           2007
                                       --------------  -------------
Original attachment point
   (subordination)..................           5.50%          2.05%
Current attachment point
   (subordination)..................           4.17%          1.48%
Maturity............................     12/20/2016      3/20/2017
Current rating of tranche...........            BB+            Ba2
Current rating of underlying
   collateral pool..................         Aa1-B1       Aaa-Caa2
Number of defaults in underlying
   collateral pool..................              2              2
Number of entities..................            124             99
Number of countries.................             20             21

There has been no event of default on the CLNs themselves. Based upon our analysis, the remaining subordination as represented by the attachment point should be sufficient to absorb future credit losses, subject to changing market conditions. Similar to other debt market instruments, our maximum principal loss is limited to our original investment.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


4. VARIABLE INTEREST ENTITIES (CONTINUED)


The following summarizes the exposure of the CLN structures' underlying reference portfolios by industry and rating as of December 31, 2013:

                                                           AAA    AA       A     BBB     BB     B     CCC   TOTAL
                                                          -----  ------  -----  ------  -----  ----  -----  ------
INDUSTRY
Financial intermediaries..............................    0.0%    2.1%    6.7%   1.7%   0.0%   0.0%  0.0%    10.5%
Telecommunications....................................    0.0%    0.0%    4.0%   5.5%   1.5%   0.0%  0.0%    11.0%
Oil and gas...........................................    0.3%    2.1%    1.0%   4.6%   0.0%   0.0%  0.0%     8.0%
Utilities.............................................    0.0%    0.0%    2.6%   1.9%   0.0%   0.0%  0.0%     4.5%
Chemicals and plastics................................    0.0%    0.0%    2.3%   1.2%   0.3%   0.0%  0.0%     3.8%
Drugs.................................................    0.3%    2.2%    1.2%   0.0%   0.0%   0.0%  0.0%     3.7%
Retailers (except food and drug)......................    0.0%    0.0%    2.1%   0.9%   0.5%   0.0%  0.0%     3.5%
Industrial equipment..................................    0.0%    0.0%    2.6%   0.7%   0.0%   0.0%  0.0%     3.3%
Sovereign.............................................    0.0%    0.7%    1.2%   1.3%   0.0%   0.0%  0.0%     3.2%
Conglomerates.........................................    0.0%    2.3%    0.9%   0.0%   0.0%   0.0%  0.0%     3.2%
Forest products.......................................    0.0%    0.0%    0.0%   1.6%   1.4%   0.0%  0.0%     3.0%
Other.................................................    0.0%    4.1%   15.5%  17.1%   4.6%   0.7%  0.3%    42.3%
                                                          -----  ------  -----  ------  -----  ----  -----  ------
   Total..............................................    0.6%   13.5%   40.1%  36.5%   8.3%   0.7%  0.3%   100.0%
                                                          =====  ======  =====  ======  =====  ====  =====  ======


STATUTORY TRUST NOTE
In August 2011, we purchased a $100 million note issued by a statutory trust ("Issuer") in a private placement offering. The proceeds were used by the Issuer to purchase U.S. Treasury securities to be held as collateral assets supporting an excess mortality swap. Our maximum exposure to loss is limited to our original investment in the notes. We have concluded that the Issuer of the note is a VIE as the entity does not have sufficient equity to support its activities without additional financial support, and as a note holder, our interest represents a variable interest. In our evaluation of the primary beneficiary, we concluded that our economic interest was greater than our stated power. As a result, we concluded that we are the primary beneficiary of the VIE and consolidate all of the assets and liabilities of the Issuer on our Consolidated Balance Sheets as of August 1, 2011.

On December 16, 2013, the excess mortality swap underlying this VIE was terminated as a result of a cancellation event under the associated swap agreement. Subsequently, the U.S. government bonds were redeemed on January 6, 2014. The combination of these two events, under the direction of LNC and its counterparty, has provided for the dissolution of this VIE effective January 6, 2014.

Asset and liability information (dollars in millions) for the consolidated VIEs included on our Consolidated Balance Sheets was as follows:

                                                          AS OF DECEMBER 31, 2013                     AS OF DECEMBER 31, 2012
                                                  --------------------------------------     ---------------------------------------
                                                     NUMBER                                     NUMBER
                                                       OF          NOTIONAL     CARRYING          OF          NOTIONAL      CARRYING
                                                   INSTRUMENTS      AMOUNTS       VALUE       INSTRUMENTS      AMOUNTS        VALUE
                                                  ------------     --------     --------     ------------     --------     ---------
ASSETS
Fixed maturity securities:
   Asset-backed credit card loans..............        N/A          $  --         $ 595           N/A          $   --        $ 598
   U.S. government bonds.......................        N/A             --           102           N/A              --          110
Excess mortality swap..........................         --             --            --             1             100           --
                                                  ------------     --------     --------     ------------     --------     ---------
      Total assets(1)..........................         --          $  --         $ 697             1          $  100        $ 708
                                                  ------------     --------     --------     ------------     --------     ---------
LIABILITIES
Non-qualifying hedges:
   Credit default swaps........................          2          $ 600         $  27             2          $  600        $ 128
   Contingent forwards.........................          2             --            --             2              --           --
                                                  ------------     --------     --------     ------------     --------     ---------
      Total liabilities(2).....................          4          $ 600         $  27             4          $  600        $ 128
                                                  ============     ========     ========     ============     ========     =========

-------------
(1) Reported in variable interest entities' fixed maturity securities on our Consolidated Balance Sheets.
(2) Reported in variable interest entities' liabilities on our Consolidated Balance Sheets.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


4. VARIABLE INTEREST ENTITIES (CONTINUED)


For details related to the fixed maturity AFS securities for these VIEs, see
Note 5.

As described more fully in Note 1, we regularly review our investment holdings for OTTI. Based upon this review, we believe that the AFS fixed maturity securities were not other-than-temporarily impaired as of December 31, 2013.

The gains (losses) for the consolidated VIEs (in millions) recorded on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

                                              FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                              --------------------
                                              2013          2012
                                              -----         ------
NON-QUALIFYING HEDGES
Credit default swaps......................    $ 101         $ 166
Contingent forwards.......................       --            (3)
                                              -----         ------
   Total non-qualifying hedges(1).........    $ 101         $ 163
                                              =====         ======

-------------
(1) Reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

UNCONSOLIDATED VIES

Through our investment activities, we make passive investments in structured securities issued by VIEs for which we are not the manager. These structured securities include our RMBS, CMBS, CLOs and CDOs. We have not provided financial or other support with respect to these VIEs other than our original investment. We have determined that we are not the primary beneficiary of these VIEs due to the relative size of our investment in comparison to the principal amount of the structured securities issued by the VIEs and the level of credit subordination that reduces our obligation to absorb losses or right to receive benefits. Our maximum exposure to loss on these structured securities is limited to the amortized cost for these investments. We recognize our variable interest in these VIEs at fair value on our Consolidated Balance Sheets. For information about these structured securities, see Note 5.

We invest in certain LPs that operate qualified affordable housing projects that we have concluded are VIEs. We receive returns from the LPs in the form of income tax credits that are guaranteed by creditworthy third parties, and our exposure to loss is limited to the capital we invest in the LPs. We are not the primary beneficiary of these VIEs as we do not have the power to direct the most significant activities of the LPs. Our maximum exposure to loss was $77 million and $92 million as of December 31, 2013 and 2012, respectively.



--------------------------------------------------------------------------------
5. INVESTMENTS


AFS SECURITIES

Pursuant to the Fair Value Measurements and Disclosures Topic of the FASB ASC, we have categorized AFS securities into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3), as described in Note 1, which also includes additional disclosures regarding our fair value measurements.

The amortized cost, gross unrealized gains, losses and OTTI and fair value of AFS securities (in millions) were as follows:

                                                                                                AS OF DECEMBER 31, 2013
                                                                                 ---------------------------------------------------
                                                                                  AMORTIZED        GROSS UNREALIZED           FAIR
                                                                                              --------------------------
                                                                                    COST        GAINS    LOSSES     OTTI      VALUE
                                                                                 ----------   -------    -------   -----    --------
FIXED MATURITY SECURITIES:
Corporate bonds..............................................................     $  65,423   $ 4,247    $ 1,141   $  88    $ 68,441
U.S. government bonds........................................................           314        25         14      --         325
Foreign government bonds.....................................................           498        45          1      --         542
RMBS.........................................................................         3,939       244          9      30       4,144
CMBS.........................................................................           686        33          4      17         698
CLOs.........................................................................           232        --          1       6         225
State and municipal bonds....................................................         3,549       302         27      --       3,824
Hybrid and redeemable preferred securities...................................           944        86         51      --         979
VIEs' fixed maturity securities..............................................           682        15         --      --         697
                                                                                 ----------   -------    -------   -----    --------
      Total fixed maturity securities........................................        76,267     4,997      1,248     141      79,875
Equity securities............................................................           182        19         --      --         201
                                                                                 ----------   -------    -------   -----    --------
         Total AFS securities................................................     $  76,449   $ 5,016    $ 1,248   $ 141    $ 80,076
                                                                                 ==========   =======    =======   =====    ========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


5. INVESTMENTS (CONTINUED)



                                                                                                AS OF DECEMBER 31, 2012
                                                                                 ---------------------------------------------------
                                                                                  AMORTIZED        GROSS UNREALIZED           FAIR
                                                                                              --------------------------
                                                                                    COST        GAINS    LOSSES     OTTI      VALUE
                                                                                 ----------   -------    -------   -----    --------
FIXED MATURITY SECURITIES:
Corporate bonds..............................................................     $  59,127   $ 7,977    $   216   $ 104    $ 66,784
U.S. government bonds........................................................           339        54         --      --         393
Foreign government bonds.....................................................           549        91         --      --         640
RMBS.........................................................................         5,494       449          3      57       5,883
CMBS.........................................................................           925        63         14      19         955
CLOs.........................................................................           189         2          3       8         180
State and municipal bonds....................................................         3,455       795          7      --       4,243
Hybrid and redeemable preferred securities...................................         1,143       103         70      --       1,176
VIEs' fixed maturity securities..............................................           677        31         --      --         708
                                                                                 ----------   -------    -------   -----    --------
      Total fixed maturity securities........................................        71,898     9,565        313     188      80,962
Equity securities............................................................           137        22          2      --         157
                                                                                 ----------   -------    -------   -----    --------
         Total AFS securities................................................     $  72,035   $ 9,587    $   315   $ 188    $ 81,119
                                                                                 ==========   =======    =======   =====    ========

The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) as of December 31, 2013, were as follows:

                                                                                     AMORTIZED       FAIR
                                                                                       COST          VALUE
                                                                                     ---------    ---------
Due in one year or less.........................................................     $  2,481      $  2,550
Due after one year through five years...........................................       14,097        15,229
Due after five years through ten years..........................................       24,400        25,312
Due after ten years.............................................................       30,432        31,717
                                                                                     ---------    ---------
   Subtotal.....................................................................       71,410        74,808
                                                                                     ---------    ---------
MBS.............................................................................        4,625         4,842
CLOs............................................................................          232           225
                                                                                     ---------    ---------
      Total fixed maturity AFS securities.......................................     $ 76,267      $ 79,875
                                                                                     =========    =========

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses, including the portion of OTTI recognized in OCI, of AFS securities (dollars in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

                                                                                    AS OF DECEMBER 31, 2013
                                                        ----------------------------------------------------------------------------
                                                            LESS THAN OR EQUAL           GREATER THAN
                                                             TO TWELVE MONTHS            TWELVE MONTHS                 TOTAL
                                                        -------------------------   ----------------------   -----------------------
                                                                         GROSS                     GROSS                     GROSS
                                                                      UNREALIZED                UNREALIZED                UNREALIZED
                                                            FAIR      LOSSES AND      FAIR      LOSSES AND      FAIR      LOSSES AND
                                                            VALUE        OTTI         VALUE        OTTI         VALUE        OTTI
                                                        -----------   -----------   --------   -----------    --------    ----------
FIXED MATURITY SECURITIES:
Corporate bonds.......................................    $  16,620     $ 1,004     $  1,233      $ 225       $ 17,853      $ 1,229
U.S. government bonds.................................          151          14           --         --            151           14
Foreign government bonds..............................           69           1           --         --             69            1
RMBS..................................................          455          15          259         24            714           39
CMBS..................................................          109           7           43         14            152           21
CLOs..................................................          136           3           50          4            186            7
State and municipal bonds.............................          359          20           24          7            383           27
Hybrid and redeemable preferred securities............           58           6          195         45            253           51
                                                        -----------   -----------   --------   -----------    --------    ----------
      Total fixed maturity AFS securities.............    $  17,957     $ 1,070     $  1,804      $ 319       $ 19,761      $ 1,389
                                                        ===========   ===========   ========   ===========    ========    ==========
Total number of AFS securities in an unrealized loss
 position.............................................                                                                        1,449
                                                                                                                          ==========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


5. INVESTMENTS (CONTINUED)



                                                                                    AS OF DECEMBER 31, 2012
                                                        ----------------------------------------------------------------------------
                                                            LESS THAN OR EQUAL           GREATER THAN
                                                             TO TWELVE MONTHS            TWELVE MONTHS                 TOTAL
                                                        -------------------------   ----------------------   -----------------------
                                                                         GROSS                     GROSS                     GROSS
                                                                      UNREALIZED                UNREALIZED                UNREALIZED
                                                            FAIR      LOSSES AND      FAIR      LOSSES AND      FAIR      LOSSES AND
                                                            VALUE        OTTI         VALUE        OTTI         VALUE        OTTI
                                                        -----------   -----------   --------   -----------    --------    ----------
FIXED MATURITY SECURITIES:
Corporate bonds.......................................    $   2,814     $   142     $    918      $ 178       $  3,732      $   320
RMBS..................................................          253          36          196         24            449           60
CMBS..................................................           63          16          104         17            167           33
CLOs..................................................           10           8           53          3             63           11
State and municipal bonds.............................           64           1           24          6             88            7
Hybrid and redeemable preferred securities............           71           3          281         67            352           70
                                                        -----------   -----------   --------   -----------    --------    ----------
      Total fixed maturity securities.................        3,275         206        1,576        295          4,851          501
Equity securities.....................................            7           2           --         --              7            2
                                                        -----------   -----------   --------   -----------    --------    ----------
         Total AFS securities.........................    $   3,282     $   208     $  1,576      $ 295       $  4,858      $   503
                                                        ===========   ===========   ========   ===========    ========    ==========
Total number of AFS securities in an unrealized loss
 position.............................................                                                                          617
                                                                                                                          ==========

For information regarding our investments in VIEs, see Note 4.

We perform detailed analysis on the AFS securities backed by pools of residential and commercial mortgages that are most at risk of impairment based on factors discussed in Note 1. Selected information for these securities in a gross unrealized loss position (in millions) was as follows:

                                                                                                 AS OF DECEMBER 31, 2013
                                                                                        ---------------------------------------
                                                                                         AMORTIZED       FAIR        UNREALIZED
                                                                                           COST          VALUE          LOSS
                                                                                        ----------      -------      ----------
TOTAL
AFS securities backed by pools of residential mortgages............................      $  1,198       $ 1,087         $ 111
AFS securities backed by pools of commercial mortgages.............................           193           169            24
                                                                                        ----------      -------      ----------
   Total...........................................................................      $  1,391       $ 1,256         $ 135
                                                                                        ==========      =======      ==========
SUBJECT TO DETAILED ANALYSIS
AFS securities backed by pools of residential mortgages............................      $    871       $   774         $  97
AFS securities backed by pools of commercial mortgages.............................            29            23             6
                                                                                        ----------      -------      ----------
   Total...........................................................................      $    900       $   797         $ 103
                                                                                        ==========      =======      ==========

                                                                                                 AS OF DECEMBER 31, 2012
                                                                                        ---------------------------------------
                                                                                         AMORTIZED       FAIR        UNREALIZED
                                                                                           COST          VALUE          LOSS
                                                                                        ----------      -------      ----------
TOTAL
AFS securities backed by pools of residential mortgages............................      $  1,128       $   935         $ 193
AFS securities backed by pools of commercial mortgages.............................           225           183            42
                                                                                        ----------      -------      ----------
   Total...........................................................................      $  1,353       $ 1,118         $ 235
                                                                                        ==========      =======      ==========
SUBJECT TO DETAILED ANALYSIS
AFS securities backed by pools of residential mortgages............................      $  1,119       $   926         $ 193
AFS securities backed by pools of commercial mortgages.............................            52            36            16
                                                                                        ----------      -------      ----------
   Total...........................................................................      $  1,171       $   962         $ 209
                                                                                        ==========      =======      ==========

For the years ended December 31, 2013 and 2012, we recorded OTTI for AFS securities backed by pools of residential and commercial mortgages of $21 million and $103 million, pre-tax, respectively, and before associated amortization expense for DAC, VOBA, DSI and DFEL, of which $ (46) million and $
(45) million, respectively, was recognized in OCI and $67 million and $148 million, respectively, was recognized in net income (loss).

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


5. INVESTMENTS (CONTINUED)


The fair value, gross unrealized losses, the portion of OTTI recognized in OCI (in millions) and number of AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:

                                                                                                  AS OF DECEMBER 31, 2013
                                                                                       ---------------------------------------------
                                                                                                                          NUMBER
                                                                                       FAIR       GROSS UNREALIZED          OF
                                                                                                 -----------------
                                                                                       VALUE     LOSSES      OTTI      SECURITIES(1)
                                                                                       -----     ------      -----     -------------
Less than six months..............................................................     $   1     $   --      $  --            4
Six months or greater, but less than nine months..................................         7          3         --            1
Nine months or greater, but less than twelve months...............................        56         18         --            4
Twelve months or greater..........................................................       340         89         81           92
                                                                                       -----     ------      -----     -------------
   Total..........................................................................     $ 404     $  110      $  81          101
                                                                                       =====     ======      =====     =============

                                                                                                  AS OF DECEMBER 31, 2012
                                                                                       ---------------------------------------------
                                                                                                                          NUMBER
                                                                                       FAIR       GROSS UNREALIZED          OF
                                                                                                 -----------------
                                                                                       VALUE     LOSSES      OTTI      SECURITIES(1)
                                                                                       -----     ------      -----     -------------
Less than six months..............................................................     $  34     $    9      $   1           14
Nine months or greater, but less than twelve months...............................        15         10         --            3
Twelve months or greater..........................................................       385        175        125          131
                                                                                       -----     ------      -----     -------------
   Total..........................................................................     $ 434     $  194      $ 126          148
                                                                                       =====     ======      =====     =============

--------------
(1) We may reflect a security in more than one aging category based on various purchase dates.


We regularly review our investment holdings for OTTI. Our gross unrealized losses, including the portion of OTTI recognized in OCI, on AFS securities increased $886 million for the year ended December 31, 2013. As discussed further below, we believe the unrealized loss position as of December 31, 2013, did not represent OTTI as (i) we did not intend to sell these fixed maturity AFS securities; (ii) it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis; (iii) the estimated future cash flows were equal to or greater than the amortized cost basis of the debt securities; and (iv) we had the ability and intent to hold the equity AFS securities for a period of time sufficient for recovery.

Based upon this evaluation as of December 31, 2013, management believes we have the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums and fees and investment income) to meet cash requirements with a prudent margin of safety without requiring the sale of our temporarily-impaired securities.

As of December 31, 2013, the unrealized losses associated with our corporate bond securities were attributable primarily to securities that were backed by commercial loans and individual issuer companies. For our corporate bond securities with commercial loans as the underlying collateral, we evaluated the projected credit losses in the underlying collateral and concluded that we had sufficient subordination or other credit enhancement when compared with our estimate of credit losses for the individual security and we expected to recover the entire amortized cost for each security. For individual issuers, we performed detailed analysis of the financial performance of the issuer and determined that we expected to recover the entire amortized cost for each security.

As of December 31, 2013, the unrealized losses associated with our MBS and CLOs were attributable primarily to collateral losses and credit spreads. We assessed for credit impairment using a cash flow model that incorporates key assumptions including default rates, severities and prepayment rates. We estimated losses for a security by forecasting the underlying loans in each transaction. The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable. Our forecasted cash flows also considered, as applicable, independent industry analyst reports and forecasts, sector credit ratings and other independent market data. Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost basis of each security.

As of December 31, 2013, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure, as well as credit risk of specific issuers. For our hybrid and redeemable preferred securities, we evaluated the financial performance of the issuer based upon credit performance and investment ratings and determined that we expected to recover the entire amortized cost of each security.

Changes in the amount of credit loss of OTTI recognized in net income (loss) where the portion related to other factors was

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


5. INVESTMENTS (CONTINUED)


recognized in OCI (in millions) on fixed maturity AFS securities were as follows:

                                              FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                           -------------------------
                                            2013     2012      2011
                                           -------  --------  ------
Balance as of beginning-of-year..........  $  402   $   380   $ 309
   Increases attributable to:
      Credit losses on securities for
        which an OTTI was not
        previously recognized............      37        98      54
      Credit losses on securities for
        which an OTTI was
        previously recognized............      40        59      68
   Decreases attributable to:
      Securities sold....................    (101)     (135)    (51)
                                           -------  --------  ------
        Balance as of end-of-year........  $  378   $   402   $ 380
                                           =======  ========  ======

During 2013, 2012 and 2011, we recorded credit losses on securities for which an OTTI was not previously recognized as we determined the cash flows expected to be collected would not be sufficient to recover the entire amortized cost basis of the debt security. The credit losses we recorded on securities for which an OTTI was not previously recognized were attributable primarily to one or a combination of the following reasons:

  - Failure of the issuer of the security to make scheduled payments;
  - Deterioration of creditworthiness of the issuer;
  - Deterioration of conditions specifically related to the security;
  - Deterioration of fundamentals of the industry in which the issuer operates; and
  - Deterioration of the rating of the security by a rating agency.

We recognize the OTTI attributed to the noncredit portion as a separate component in OCI referred to as unrealized OTTI on AFS securities.



Details of the amount of credit loss of OTTI recognized in net income (loss) for which a portion related to other factors was recognized in OCI (in millions), were as follows:

                                                                                               AS OF DECEMBER 31, 2013
                                                                                ----------------------------------------------------
                                                                                                   GROSS UNREALIZED          OTTI IN
                                                                                             ----------------------------
                                                                                 AMORTIZED           LOSSES AND     FAIR     CREDIT
                                                                                   COST       GAINS     OTTI        VALUE    LOSSES
                                                                                ----------   ------  ----------    ------   --------
Corporate bonds............................................................       $ 252      $ 18       $  48      $ 222     $ 126
RMBS.......................................................................         513        17          17        513       175
CMBS.......................................................................          34         3          12         25        77
                                                                                ----------   ------  ----------    ------   --------
   Total...................................................................       $ 799      $ 38       $  77      $ 760     $ 378
                                                                                ==========   ======  ==========    ======   ========

                                                                                               AS OF DECEMBER 31, 2012
                                                                                ----------------------------------------------------
                                                                                                   GROSS UNREALIZED          OTTI IN
                                                                                             ----------------------------
                                                                                 AMORTIZED           LOSSES AND     FAIR     CREDIT
                                                                                   COST       GAINS     OTTI        VALUE    LOSSES
                                                                                ----------   ------  ----------    ------   --------
Corporate bonds............................................................       $ 285      $  4       $  95      $ 194     $  99
RMBS.......................................................................         588        20          38        570       219
CMBS.......................................................................          39         1          16         24        84
                                                                                ----------   ------  ----------    ------   --------
   Total...................................................................       $ 912      $ 25       $ 149      $ 788     $ 402
                                                                                ==========   ======  ==========    ======   ========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


5. INVESTMENTS (CONTINUED)


TRADING SECURITIES

Trading securities at fair value (in millions) consisted of the following:

                                                 AS OF DECEMBER 31,
                                                --------------------
                                                  2013        2012
                                                --------    --------
FIXED MATURITY SECURITIES:
Corporate bonds..............................   $  1,683    $  1,817
U.S. government bonds........................        272         310
Foreign government bonds.....................         24          32
RMBS.........................................        152         188
CMBS.........................................          7          17
CLOs.........................................          2           4
State and municipal bonds....................         20          25
Hybrid and redeemable preferred
   securities................................         30          42
                                                --------    --------
      Total fixed maturity securities........      2,190       2,435
Equity Securities............................         --           2
                                                --------    --------
        Total trading securities.............   $  2,190    $  2,437
                                                ========    ========

The portion of the market adjustment for gains (losses) that relate to trading securities still held as of December 31, 2013, 2012 and 2011, was $(166) million, $53 million and $115 million, respectively.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate principally involve commercial real estate. The commercial loans are geographically diversified throughout the U.S. with the largest concentrations in California and Texas, which accounted for 32% and 31% of mortgage loans on real estate as of December 31, 2013 and 2012, respectively.

The following provides the current and past due composition of our mortgage loans on real estate (in millions):

                                                 AS OF DECEMBER 31,
                                                ---------------------
                                                  2013        2012
                                                ---------   ---------
Current......................................   $  7,026    $  6,791
Valuation allowance associated with
   impaired mortgage loans on
   real estate...............................         (3)         (6)
Unamortized premium (discount)...............          6           7
                                                ---------   ---------
   Total carrying value......................   $  7,029    $  6,792
                                                =========   =========



The number of impaired mortgage loans on real estate, each of which had an associated specific valuation allowance, and the carrying value of impaired mortgage loans on real estate (dollars in millions) were as follows:

                                                 AS OF DECEMBER 31,
                                                --------------------
                                                2013           2012
                                                -----          -----
Number of impaired mortgage loans
   on real estate...........................       3              4
                                                =====          =====
Principal balance of impaired mortgage
   loans on real estate.....................    $ 27           $ 38
Valuation allowance associated with
   impaired mortgage loans on
   real estate..............................      (3)            (6)
                                                -----          -----
   Carrying value of impaired
      mortgage loans on real estate.........    $ 24           $ 32
                                                =====          =====

The changes in the valuation allowance associated with impaired mortgage loans on real estate (in millions) were as follows:

                                                 AS OF DECEMBER 31,
                                                --------------------
                                                2013           2012
                                                -----          -----
Balance as of beginning-of-year..............    $ 6            $ 3
   Additions.................................      3              4
   Charge-offs, net of recoveries............     (6)            (1)
                                                -----          -----
      Balance as of end-of-year..............    $ 3            $ 6
                                                =====          =====

The average carrying value on the impaired mortgage loans on real estate (in millions) was as follows:

                                              FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                           -----------------------
                                           2013      2012     2011
                                           -----    -----     ----
Average carrying value for
   impaired mortgage loans on
   real estate..........................   $ 30      $ 17     $ 15
Interest income recognized on
   impaired mortgage loans on
   real estate..........................      2         1        1
Interest income collected on
   impaired mortgage loans on
   real estate..........................      2         1        1

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


5. INVESTMENTS (CONTINUED)



As described in Note 1, we use the loan-to-value and debt-service coverage ratios as credit quality indicators for our mortgage loans, which were as follows (dollars in millions):

                                                            AS OF DECEMBER 31, 2013                    AS OF DECEMBER 31, 2012
                                                     -------------------------------------     -------------------------------------
                                                                                    DEBT-                                     DEBT-
                                                                                   SERVICE                                   SERVICE
                                                     PRINCIPAL        % OF        COVERAGE      PRINCIPAL       % OF        COVERAGE
                                                      AMOUNT          TOTAL         RATIO        AMOUNT         TOTAL         RATIO
                                                     ---------     ---------     ---------     ----------     --------      --------
Less than 65%.....................................    $ 5,892        83.9%          1.79        $  5,526        81.3%         1.68
65% to 74%........................................        736        10.4%          1.42             869        12.8%         1.39
75% to 100%.......................................        363         5.2%          0.83             350         5.2%         0.82
Greater than 100%.................................         35         0.5%          0.78              46         0.7%         0.79
                                                     ---------     ---------                   ----------     --------
   Total mortgage loans on real estate............    $ 7,026       100.0%                      $  6,791       100.0%
                                                     =========     =========                   ==========     ========



ALTERNATIVE INVESTMENTS

As of December 31, 2013 and 2012, alternative investments included investments in 121 and 98 different partnerships, respectively, and the portfolio represented approximately 1% of our overall invested assets.

NET INVESTMENT INCOME

The major categories of net investment income (in millions) on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

                                          FOR THE YEARS ENDED
                                             DECEMBER 31,
                                   --------------------------------
                                     2013        2012        2011
                                   ---------   ---------   --------
Fixed maturity AFS
   securities...................    $ 3,876    $  3,813    $ 3,724
Equity AFS securities...........          6           6          5
Trading securities..............        130         138        145
Mortgage loans on
   real estate..................        377         381        392
Real estate.....................          5          11         18
Standby real estate equity
   commitments..................         --          --          1
Policy loans....................        153         163        161
Invested cash...................          3           4          3
Commercial mortgage loan
   prepayment and bond
   make-whole premiums..........        107          39         75
Alternative investments.........         86         125         90
Consent fees....................          4           3          3
Other investments...............          4          (5)        --
                                   ---------   ---------   --------
   Investment income............      4,751       4,678      4,617
Investment expense..............       (190)       (127)      (127)
                                   ---------   ---------   --------
      Net investment income.....    $ 4,561    $  4,551    $ 4,490
                                   =========   =========   ========



REALIZED GAIN (LOSS) RELATED TO CERTAIN INVESTMENTS

The detail of the realized gain (loss) related to certain investments (in millions) was as follows:

                                           FOR THE YEARS ENDED
                                              DECEMBER 31,
                                      -----------------------------
                                      2013        2012       2011
                                      ------     -------    -------
Fixed maturity AFS securities:
   Gross gains....................    $  20      $   14     $   84
   Gross losses...................      (89)       (187)      (218)
Equity AFS securities:
   Gross gains....................        8           1         10
   Gross losses...................       (2)         (9)        --
Gain (loss) on other
   investments....................        6          15         27
Associated amortization of
   DAC, VOBA, DSI and DFEL
   and changes in other
   contract holder funds..........      (27)          2         (9)
                                      ------     -------    -------
      Total realized gain (loss)
        related to certain
        investments...............    $ (84)     $ (164)    $ (106)
                                      ======     =======    =======

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


5. INVESTMENTS (CONTINUED)



Details underlying write-downs taken as a result of OTTI (in millions) that were recognized in net income (loss) and included in realized gain (loss) on AFS securities above, and the portion of OTTI recognized in OCI (in millions) were as follows:

                                           FOR THE YEARS ENDED
                                              DECEMBER 31,
                                      -----------------------------
                                      2013        2012       2011
                                      ------     -------    -------
OTTI RECOGNIZED IN
   NET INCOME (LOSS)
Fixed maturity securities:
   Corporate bonds................    $ (34)     $  (62)    $  (13)
   RMBS...........................      (28)        (50)       (76)
   CMBS...........................      (14)        (47)       (56)
   CLOs...........................       (1)         (2)        (1)
   Hybrid and redeemable
      preferred securities........       --          --         (2)
                                      ------     -------    -------
      Total fixed maturity
        securities................      (77)       (161)      (148)
Equity securities.................       (1)         (8)        --
                                      ------     -------    -------
        Gross OTTI recognized
           in net income (loss)...      (78)       (169)      (148)
        Associated amortization
           of DAC, VOBA, DSI,
           and DFEL...............       13          30         30
                                      ------     -------    -------
           Net OTTI recognized
              in net income
              (loss), pre-tax.....    $ (65)     $ (139)    $ (118)
                                      ======     =======    =======
PORTION OF OTTI
   RECOGNIZED IN OCI
Gross OTTI recognized in OCI......    $  11      $  118     $   54
Change in DAC, VOBA,
   DSI and DFEL...................       (1)        (15)       (12)
                                      ------     -------    -------
   Net portion of OTTI
      recognized in OCI, pre-tax..    $  10      $  103     $   42
                                      ======     =======    =======

DETERMINATION OF CREDIT LOSSES ON CORPORATE BONDS AND CLOS
As of December 31, 2013 and 2012, we reviewed our corporate bond and CLO portfolios for potential shortfall in contractual principal and interest based on numerous subjective and objective inputs. The factors used to determine the amount of credit loss for each individual security, include, but are not limited to, near term risk, substantial discrepancy between book and market value, sector or company-specific volatility, negative operating trends and trading levels wider than peers.



Credit ratings express opinions about the credit quality of a security. Securities rated investment grade, that is those rated BBB- or higher by Standard & Poor's ("S&P") Rating Services or Baa3 or higher by Moody's Investors Service ("Moody's"), are generally considered by the rating agencies and market participants to be low credit risk. As of December 31, 2013 and 2012, 96% of the fair value of our corporate bond portfolio was rated investment grade. As of December 31, 2013 and 2012, the portion of our corporate bond portfolio rated below investment grade had an amortized cost of $2.9 billion, and a fair value of $2.9 billion. As of December 31, 2013 and 2012, 94% and 93%, respectively, of the fair value of our CLO portfolio was rated investment grade. As of December 31, 2013 and 2012, the portion of our CLO portfolio rated below investment grade had an amortized cost of $16 million and $21 million, respectively, and fair value of $13 million. Based upon the analysis discussed above, we believed as of December 31, 2013 and 2012, that we would recover the amortized cost of each investment grade corporate bond and CLO security.

DETERMINATION OF CREDIT LOSSES ON MBS
As of December 31, 2013 and 2012, default rates were projected by considering underlying MBS loan performance and collateral type. Projected default rates on existing delinquencies vary between 10% to 100% depending on loan type and severity of delinquency status. In addition, we estimate the potential contributions of currently performing loans that may become delinquent in the future based on the change in delinquencies and loan liquidations experienced in the recent history. Finally, we develop a default rate timing curve by aggregating the defaults for all loans in the pool (delinquent loans, foreclosure and real estate owned and new delinquencies from currently performing loans) and the associated loan-level loss severities.

We use certain available loan characteristics such as lien status, loan sizes and occupancy to estimate the loss severity of loans. Second lien loans are assigned 100% severity, if defaulted. For first lien loans, we assume a minimum of 30% severity with higher severity assumed for investor properties and further adjusted by housing price assumptions. With the default rate timing curve and loan-level severity, we derive the future expected credit losses.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


5. INVESTMENTS (CONTINUED)


PAYABLES FOR COLLATERAL ON INVESTMENTS

The carrying value of the payables for collateral on investments (in millions) included on our Consolidated Balance Sheets and the fair value of the related investments or collateral consisted of the following:

                                                                                   AS OF DECEMBER 31, 2013   AS OF DECEMBER 31, 2012
                                                                                  ------------------------  ------------------------
                                                                                  CARRYING         FAIR      CARRYING         FAIR
                                                                                    VALUE          VALUE       VALUE          VALUE
                                                                                  ---------       -------   ---------       --------
Collateral payable held for derivative investments(1)...........................   $   264        $   264    $ 2,507        $  2,507
Securities pledged under securities lending agreements(2).......................       184            178        197             189
Securities pledged under repurchase agreements(3)...............................       530            553        280             294
Securities pledged for Term Asset-Backed Securities Loan Facility ("TALF")(4)...        36             49         37              52
Investments pledged for Federal Home Loan Bank of Indianapolis
   ("FHLBI")(5).................................................................     1,851          3,127      1,100           1,936
                                                                                  ---------       -------   ---------       --------
   Total payables for collateral on investments.................................   $ 2,865        $ 4,171    $ 4,121        $  4,978
                                                                                  =========       =======   =========       ========

-------------
(1) We obtain collateral based upon contractual provisions with our counterparties. These agreements take into consideration the counterparties' credit rating as compared to ours, the fair value of the derivative investments and specified thresholds that if exceeded result in the receipt of cash that is typically invested in cash and invested cash. See Note 6 for additional information.
(2) Our pledged securities under securities lending agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets. We generally obtain collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. We value collateral daily and obtain additional collateral when deemed appropriate. The cash received in our securities lending program is typically invested in cash and invested cash or fixed maturity AFS securities.
(3) Our pledged securities under repurchase agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets. We obtain collateral in an amount equal to 95% of the fair value of the securities, and our agreements with third parties contain contractual provisions to allow for additional collateral to be obtained when necessary. The cash received in our repurchase program is typically invested in fixed maturity AFS securities.
(4) Our pledged securities for TALF are included in fixed maturity AFS securities on our Consolidated Balance Sheets. We obtain collateral in an amount that has typically averaged 90% of the fair value of the TALF securities. The cash received in these transactions is invested in fixed maturity AFS securities.
(5) Our pledged investments for FHLBI are included in fixed maturity AFS securities and mortgage loans on real estate on our Consolidated Balance Sheets. The collateral requirements are generally 105% to 115% of the fair value for fixed maturity AFS securities and 155% to 175% of the fair value for mortgage loans on real estate. The cash received in these transactions is primarily invested in cash and invested cash or fixed maturity AFS securities.


For information related to balance sheet offsetting of our securities lending and repurchase agreements, see Note 6.

Increase (decrease) in payables for collateral on investments (in millions) included on the Consolidated Statements of Cash Flows consisted of the following:

                                          FOR THE YEARS ENDED
                                             DECEMBER 31,
                                    -------------------------------
                                      2013        2012       2011
                                    ---------   --------   --------
Collateral payable held for
   derivative investments........   $ (2,243)   $  (487)   $ 2,141
Securities pledged under
   securities lending
   agreements....................        (13)        (3)         1
Securities pledged under
   repurchase agreements.........        250         --         --
Securities pledged for TALF......         (1)      (136)      (107)
Investments pledged for
   FHLBI.........................        751      1,000         --
                                    ---------   --------   --------
   Total increase (decrease) in
      payables for collateral on
      investments................   $ (1,256)   $   374    $ 2,035
                                    =========   ========   ========



INVESTMENT COMMITMENTS

As of December 31, 2013, our investment commitments were $868 million, which included $411 million of LPs, $372 million of private placement securities and $85 million of mortgage loans on real estate.

CONCENTRATIONS OF FINANCIAL INSTRUMENTS

As of December 31, 2013 and 2012, our most significant investments in one issuer were our investments in securities issued by the Federal Home Loan Mortgage Corporation with a fair value of $2.5 billion and $3.6 billion, or 3% and 4%, respectively, of our invested assets portfolio, respectively, and our investments in securities issued by Fannie Mae with a fair value of $1.7 billion and $2.2 billion, respectively, or 2% of our invested assets portfolio. These investments are included in corporate bonds in the tables above.

As of December 31, 2013 and 2012, our most significant investments in one industry were our investment securities in the electric industry with a fair value of $8.5 billion and $8.4 billion, respectively, or 9% of our invested assets portfolio, and our investment securities in the banking industry with a fair value of $4.8 billion and $5.3 billion, respectively, or 5% of our invested assets portfolio. We utilized the industry classifications to obtain the concentration of financial instruments amount; as such, this amount will not agree to the AFS securities table above.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


--------------------------------------------------------------------------------
6. DERIVATIVE INSTRUMENTS


We maintain an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, equity market risk, default risk, basis risk and credit risk. We assess these risks by continually identifying and monitoring changes in our exposures that may adversely affect expected future cash flows and by evaluating hedging opportunities.

Derivative activities are monitored by various management committees. The committees are responsible for overseeing the implementation of various hedging strategies that are developed through the analysis of financial simulation models and other internal and industry sources. The resulting hedging strategies are incorporated into our overall risk management strategies.

See Note 1 for a detailed discussion of the accounting treatment for derivative instruments. See Note 21 for additional disclosures related to the fair value of our derivative instruments and Note 4 for derivative instruments related to our consolidated VIEs.

INTEREST RATE CONTRACTS

We use derivative instruments as part of our interest rate risk management strategy. These instruments are economic hedges unless otherwise noted and include:

CONSUMER PRICE INDEX SWAPS
We use consumer price index swaps to hedge the liability exposure on certain options in fixed annuity products. Consumer price index swaps are contracts entered into at no cost and whose payoff is the difference between the consumer price index inflation rate and the fixed-rate determined as of inception.

FORWARD-STARTING INTEREST RATE SWAPS
We use forward-starting interest rate swaps designated and qualifying as cash flow hedges to hedge our exposure to interest rate fluctuations related to the forecasted purchase of certain assets and liabilities.

INTEREST RATE CAP AGREEMENTS
We use interest rate cap agreements to provide a level of protection from the effect of rising interest rates to economically hedge certain life insurance products and annuity contracts. Interest rate cap agreements entitle us to receive quarterly payments from the counterparties on specified future reset dates, contingent on future interest rates. For each cap, the amount of such quarterly payments, if any, is determined by the excess of a market interest rate over a specified cap rate, multiplied by the notional amount divided by four.

INTEREST RATE CAP CORRIDORS
We use interest rate cap corridors to provide a level of protection from the effect of rising interest rates for certain life insurance products and annuity contracts. Interest rate cap corridors involve purchasing an interest rate cap at a specific cap rate and selling an interest rate cap with a higher cap rate. For each corridor, the amount of quarterly payments, if any, is determined by the rate at which the underlying index rate resets above the original capped rate. The corridor limits the benefit the purchaser can receive as the related interest rate index rises above the higher capped rate. There is no additional liability to us other than the purchase price associated with the interest rate cap corridor.

INTEREST RATE FUTURES
We use interest rate futures contracts to hedge the liability exposure on certain options in variable annuity products. These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

INTEREST RATE SWAP AGREEMENTS
We use interest rate swap agreements to hedge the liability exposure on certain options in variable annuity products.

We also use interest rate swap agreements designated and qualifying as cash flow hedges. These instruments either hedge the interest rate risk of floating-rate bond coupon payments by replicating a fixed-rate bond, or hedge our exposure to fixed-rate bond coupon payments and the change in the underlying asset values as interest rates fluctuate.

Finally, we use interest rate swap agreements designated and qualifying as fair value hedges to hedge against changes in the value of anticipated transactions and commitments as interest rates fluctuate.

REVERSE TREASURY LOCKS
We use reverse treasury locks designated and qualifying as cash flow hedges to hedge the interest rate exposure related to the purchase of fixed-rate securities or the anticipated future cash flows of floating-rate fixed maturity securities due to changes in interest rates. These derivatives are primarily structured to hedge interest rate risk inherent in the assumptions used to price certain liabilities.

FOREIGN CURRENCY CONTRACTS

We use derivative instruments as part of our foreign currency risk management strategy. These instruments are economic hedges unless otherwise noted and include:

CURRENCY FUTURES
We use currency futures to hedge foreign exchange risk associated with certain options in variable annuity products. Currency futures exchange one currency for another at a specified date in the future at a specified exchange rate.

FOREIGN CURRENCY SWAPS
We use foreign currency swaps designated and qualifying as cash flow hedges, which are traded over-the-counter, to hedge some of the foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange the currencies of two different countries at a specified rate of exchange in the future.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


6. DERIVATIVE INSTRUMENTS (CONTINUED)


EQUITY MARKET CONTRACTS

We use derivative instruments as part of our equity market risk management strategy that are economic hedges and include:

CALL OPTIONS BASED ON THE S&P 500 INDEX(R) ("S&P 500")
We use indexed annuity contracts to permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500. Contract holders may elect to rebalance index options at renewal dates, either annually or biannually. As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees. We purchase call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

EQUITY FUTURES
We use equity futures contracts to hedge the liability exposure on certain options in variable annuity products. These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

PUT OPTIONS
We use put options to hedge the liability exposure on certain options in variable annuity products. Put options are contracts that require counterparties to pay us at a specified future date the amount, if any, by which a specified equity index is less than the strike rate stated in the agreement, applied to a notional amount.

TOTAL RETURN SWAPS
We use total return swaps to hedge a portion of the liability related to our deferred compensation plans. We receive the total return on a portfolio of indexes and pay a floating-rate of interest.

In addition, we use total return swaps to hedge the liability exposure on certain options in variable annuity products. We receive the total return on a portfolio of indexes and pay a floating-rate of interest.

VARIANCE SWAPS
We use variance swaps to hedge the liability exposure on certain options in variable annuity products. Variance swaps are contracts entered into at no cost and whose payoff is the difference between the realized variance rate of an underlying index and the fixed variance rate determined as of inception.

CREDIT CONTRACTS

We use derivative instruments as part of our credit risk management strategy that are economic hedges and include:

CREDIT DEFAULT SWAPS -- BUYING PROTECTION
We buy credit default swaps to hedge against a drop in bond prices due to credit concerns of certain bond issuers. A credit default swap allows us to put the bond back to the counterparty at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.



CREDIT DEFAULT SWAPS -- SELLING PROTECTION
We sell credit default swaps to offer credit protection to contract holders and investors. The credit default swaps hedge the contract holders and investors against a drop in bond prices due to credit concerns of certain bond issuers. A credit default swap allows the investor to put the bond back to us at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

EMBEDDED DERIVATIVES

We have embedded derivatives that include:

GLB RESERVES EMBEDDED DERIVATIVES
We use a hedging strategy designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with GLBs offered in our variable annuity products, including products with GWB and GIB features. The hedging strategy is designed such that changes in the value of the hedge contracts due to changes in equity markets, interest rates and implied volatilities move in the opposite direction of changes in embedded derivative GLB reserves caused by those same factors. We rebalance our hedge positions based upon changes in these factors as needed. While we actively manage our hedge positions, these hedge positions may not be totally effective in offsetting changes in the embedded derivative reserve due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and our ability to purchase hedging instruments at prices consistent with our desired risk and return trade-off. However, the hedging results do not impact LNL due to a funds withheld agreement with LNBAR, which causes the financial impact of the derivatives, as well as the cash flow activity, to be reflected on LNBAR.

Certain features of these guarantees have elements of both insurance benefits accounted for under the Financial Services - Insurance - Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC ("benefit reserves") and embedded derivatives accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC ("embedded derivative reserves"). We calculate the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each GLB feature.

INDEXED ANNUITY CONTRACTS EMBEDDED DERIVATIVES
We distribute indexed annuity contracts that permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500. Contract holders may elect to rebalance index options at renewal dates, either annually or biannually. As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


6. DERIVATIVE INSTRUMENTS (CONTINUED)


guarantees. We purchase S&P 500 call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

REINSURANCE RELATED EMBEDDED DERIVATIVES
We have certain modified coinsurance arrangements and coinsurance with funds withheld reinsurance arrangements with embedded derivatives related to the withheld assets of the related funds. These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance arrangements.

We are involved in an inter-company reinsurance agreement where we cede to LNBAR the risk under certain UL contracts for no lapse benefit guarantees. If our contract holders' account value is not sufficient to pay the cost of insurance charges required to keep the policy inforce, and the contract holder has made required deposits, LNBAR will reimburse us for the charges.



We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the related credit exposure. Outstanding derivative instruments with off-balance-sheet risks (in millions) were as follows:

                                                             AS OF DECEMBER 31, 2013                AS OF DECEMBER 31, 2012
                                                      -------------------------------------  -------------------------------------
                                                      NOTIONAL            FAIR VALUE         NOTIONAL            FAIR VALUE
                                                                    -----------------------                 ----------------------
                                                       AMOUNTS        ASSET       LIABILITY   AMOUNTS        ASSET       LIABILITY
                                                      --------      --------      ---------  ---------      -------      ---------
QUALIFYING HEDGES
Cash flow hedges:
   Interest rate contracts(1).......................  $  2,876      $    160      $   149    $  2,001       $   353      $    224
   Foreign currency contracts(1)....................       615            32           46         420            39            26
                                                      --------      --------      ---------  ---------      -------      ---------
      Total cash flow hedges........................     3,491           192          195       2,421           392           250
                                                      --------      --------      ---------  ---------      -------      ---------
NON-QUALIFYING HEDGES
Interest rate contracts(1)..........................    44,620           214          744      35,539         1,030           474
Foreign currency contracts(1).......................       102            --           --          48            --            --
Equity market contracts(1)..........................    19,804           956          192      19,744         1,734           170
Equity collar(1)....................................        --            --           --           9             1            --
Credit contracts(2).................................       126            --            2         149            --            11
Embedded derivatives:
      GLB reserves(3)...............................        --         1,244           --          --            --            --
      GLB reserves(2)...............................        --            --        1,244          --            --           909
   Reinsurance related(4)...........................        --           159           --          --            --           184
   Indexed annuity and universal life contracts(5)..        --            --        1,048          --            --           732
                                                      --------      --------      ---------  ---------      -------      ---------
           Total derivative instruments.............  $ 68,143      $  2,765      $ 3,425    $ 57,910       $ 3,157      $  2,730
                                                      ========      ========      =========  =========      =======      =========

-------------
(1) Reported in derivative investments and other liabilities on our Consolidated Balance Sheets.
(2)  Reported in other liabilities on our Consolidated Balance Sheets.
(3)  Reported in other assets on our Consolidated Balance Sheets.
(4) Reported in reinsurance related embedded derivatives on our Consolidated Balance Sheets.
(5)  Reported in future contract benefits on our Consolidated Balance Sheets.

The maturity of the notional amounts of derivative instruments (in millions) was as follows:

                                                                          REMAINING LIFE AS OF DECEMBER 31, 2013
                                                     -------------------------------------------------------------------------------
                                                      LESS THAN        1 - 5        6 - 10        11 - 30      OVER 30
                                                       1 YEAR          YEARS         YEARS         YEARS        YEARS         TOTAL
                                                     ----------     ---------      --------      --------     --------      --------
Interest rate contracts(1).....................      $   4,343      $  23,124      $ 10,697      $  9,332       $ --        $ 47,496
Foreign currency contracts(2)..................            175            110           305           127         --             717
Equity market contracts........................         10,864          3,573         5,344            21          2          19,804
Credit contracts...............................             --            126            --            --         --             126
                                                     ----------     ---------      --------      --------     --------      --------
           Total derivative instruments with
             notional amounts..................      $  15,382      $  26,933      $ 16,346      $  9,480       $  2        $ 68,143
                                                     ==========     =========      ========      ========     ========      ========

-------------
(1) As of December 31, 2013, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was June 2042.
(2) As of December 31, 2013, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was April 2028.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


6. DERIVATIVE INSTRUMENTS (CONTINUED)


The change in our unrealized gain (loss) on derivative instruments in AOCI (in millions) was as follows:

                                              FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                          --------------------------
                                           2013      2012     2011
                                          -------   -------   ------
UNREALIZED GAIN (LOSS)
   ON DERIVATIVE INSTRUMENTS
Balance as of beginning-of-year.........  $  101    $  132    $ (14)
Other comprehensive income (loss):
   Unrealized holding gains (losses)
      arising during the year:
      Cash flow hedges:
        Interest rate contracts.........    (126)      (41)     201
        Foreign currency contracts......     (24)      (22)       3
   Change in foreign currency
      exchange rate adjustment..........     (19)      (12)       7
   Change in DAC, VOBA, DSI and
      DFEL..............................       5        14        1
   Income tax benefit (expense).........      57        20      (74)
   Less:
      Reclassification adjustment for
        gains (losses) included in net
        income (loss):
        Cash flow hedges:
           Interest rate contracts(1)...     (21)      (21)     (15)
           Foreign currency
              contracts(1)..............       3         3        2
   Associated amortization of DAC,
      VOBA, DSI and DFEL................       1         3        1
   Income tax benefit (expense).........       6         5        4
                                          -------   -------   ------
              Balance as of
                end-of-year.............  $    5    $  101    $ 132
                                          =======   =======   ======

-------------
(1) The OCI offset is reported within net investment income on our Consolidated Statements of Comprehensive Income (Loss).



The gains (losses) on derivative instruments (in millions) recorded within income (loss) from continuing operations on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

                                             FOR THE YEARS ENDED
                                                DECEMBER 31,
                                       -------------------------------
                                         2013       2012       2011
                                       ---------  ---------  ---------
QUALIFYING HEDGES
Cash flow hedges:
   Interest rate contracts(1)........  $    (21)  $    (22)  $    (15)
   Foreign currency contracts(1).....         3          3          2
                                       ---------  ---------  ---------
      Total cash flow hedges.........       (18)       (19)       (13)
                                       ---------  ---------  ---------
NON-QUALIFYING HEDGES
Interest rate contracts(2)...........      (998)        26      1,100
Foreign currency contracts(2)........        (4)        (8)       (12)
Equity market contracts(2)...........    (1,306)    (1,014)       315
Equity market contracts(3)...........        37       (362)        26
Credit contracts(2)..................         9          2         (7)
Embedded derivatives:
   Reinsurance related(2)............       352        (50)       (47)
   GLB reserves(2)...................    (2,153)        --         --
   GLB reserves(2)...................     2,153      1,308     (1,809)
   Indexed annuity and universal
      life contracts(2)..............      (356)      (136)         5
                                       ---------  ---------  ---------
              Total derivative
                instruments..........  $ (2,284)  $   (253)  $   (442)
                                       =========  =========  =========

-------------
(1) Reported in net investment income on our Consolidated Statements of Comprehensive Income (Loss).
(2) Reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(3) Reported in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

Gains (losses) (in millions) on derivative instruments designated and qualifying as cash flow hedges were as follows:

                                              FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                           ------------------------
                                           2013      2012     2011
                                           ------   ------    -----
Gain (loss) recognized as a
   component of OCI with the offset
   to net investment income.............   $ (18)   $ (18)    $(13)

As of December 31, 2013, $23 million of the deferred net losses on derivative instruments in accumulated OCI were expected to be reclassified to earnings during the next 12 months. This reclassification would be due primarily to interest rate variances related to our interest rate swap agreements.

For the years ended December 31, 2013 and 2012, there were no material reclassifications to earnings due to hedged firm commitments no longer deemed probable or due to hedged forecasted transactions that had not occurred by the end of the originally specified time period.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


6. DERIVATIVE INSTRUMENTS (CONTINUED)


Information related to our open credit default swap liabilities for which we are the seller (dollars in millions) was as follows:

                                                            AS OF DECEMBER 31, 2013
-------------------------------------------------------------------------------------------------------------------------------

                                                        CREDIT RATING                                               MAXIMUM
                      REASON FOR        NATURE OF       OF UNDERLYING         NUMBER OF                            POTENTIAL
   MATURITY            ENTERING         RECOURSE        OBLIGATION(1)        INSTRUMENTS       FAIR VALUE(2)        PAYOUT
---------------       ----------       ----------       -------------       ------------       -------------      ----------
12/20/2016(3)             (4)              (5)              BBB-                  3               $  (1)            $  68
03/20/2017(3)             (4)              (5)              BBB-                  3                  (1)               58
                                                                            ------------       -------------      ----------
                                                                                  6               $  (2)            $ 126
                                                                            ============       =============      ==========

                                                           AS OF DECEMBER 31, 2012
-------------------------------------------------------------------------------------------------------------------------------

                                                          CREDIT RATING                                                MAXIMUM
                      REASON FOR         NATURE OF        OF UNDERLYING         NUMBER OF                             POTENTIAL
   MATURITY            ENTERING          RECOURSE         OBLIGATION(1)        INSTRUMENTS        FAIR VALUE(2)        PAYOUT
--------------        ----------         ---------        -------------        -----------        -------------       ---------
12/20/2016(3)             (4)               (5)               BBB-                  3                $  (4)             $  68
03/20/2017(3)             (4)               (5)               BBB-                  4                   (7)                81
                                                                               -----------        -------------       ---------
                                                                                    7                $ (11)             $ 149
                                                                               ===========        =============       =========

-------------
(1) Represents average credit ratings based on the midpoint of the applicable ratings among Moody's, S&P and Fitch Ratings, as scaled to the corresponding S&P ratings.
(2) Broker quotes are used to determine the market value of our credit default swaps.
(3) These credit default swaps were sold to a counterparty of the consolidated VIEs discussed in Note 4.
(4) Credit default swaps were entered into in order to generate income by providing default protection in return for a quarterly payment.
(5) Sellers do not have the right to demand indemnification or compensation from third parties in case of a loss (payment) on the contract.


Details underlying the associated collateral of our open credit default swaps for which we are the seller, if credit risk related contingent features were triggered (in millions), were as follows:

                                                  AS OF DECEMBER 31,
                                                  ------------------
                                                  2013         2012
                                                  -----       ------
Maximum potential payout.......................   $ 126       $  149
Less:
   Counterparty thresholds.....................      --           --
                                                  -----       ------
      Maximum collateral potentially
        required to post.......................   $ 126       $  149
                                                  =====       ======

Certain of our credit default swap agreements contain contractual provisions that allow for the netting of collateral with our counterparties related to all of our collateralized financing transactions that we have outstanding. If these netting agreements were not in place, we would have been required to post $2 million as of December 31, 2013, after considering the fair values of the associated investments counterparties' credit ratings as compared to ours and specified thresholds that once exceeded result in the payment of cash.

CREDIT RISK

We are exposed to credit loss in the event of non-performance by our counterparties on various derivative contracts and reflect assumptions regarding the credit or NPR. The NPR is based upon assumptions for each counterparty's credit spread over the estimated weighted average life of the counterparty exposure less collateral held. As of December 31, 2013, the NPR adjustment was $2 million. The credit risk associated with such agreements is minimized by purchasing such agreements from financial institutions with long-standing, superior performance records. Additionally, we maintain a policy of requiring all derivative contracts to be governed by an International Swaps and Derivatives Association ("ISDA") Master Agreement. We are required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements. Under some ISDA agreements, our insurance subsidiaries have agreed to maintain certain financial strength or claims-paying ratings. A downgrade below these levels could result in termination of derivative contracts, at which time any amounts payable by us would be dependent on the market value of the underlying derivative contracts. In certain transactions, we and the counterparty have entered into a credit support annex requiring either party to post collateral when net exposures exceed pre-determined thresholds. These thresholds vary by counterparty and credit rating. The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in our favor. As of December 31, 2013, our exposure was $50 million.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


6. DERIVATIVE INSTRUMENTS (CONTINUED)


The amounts recognized (in millions) by S&P credit rating of counterparty, for which we had the right to reclaim cash collateral or were obligated to return cash collateral, were as follows:

                   AS OF DECEMBER 31, 2013     AS OF DECEMBER 31, 2012
                  ------------------------    ------------------------
                  COLLATERAL    COLLATERAL    COLLATERAL    COLLATERAL
                   POSTED BY     POSTED BY     POSTED BY     POSTED BY
       S&P         COUNTER-         LNL        COUNTER-         LNL
     CREDIT          PARTY       (HELD BY        PARTY       (HELD BY
    RATING OF      (HELD BY      COUNTER-      (HELD BY      COUNTER-
  COUNTERPARTY       LNL)         PARTY)         LNL)         PARTY)
 -------------    ----------    ----------    ----------    ----------
       AA            $  --        $   --        $    41        $  --
       AA-              34           (10)            58           --
       A+               19            --            551           --
        A              228          (183)           762          (68)
       A-              207          (123)         1,113           --
      BBB+              79            --             --           --
       BBB              --            --              4           --
                  ----------    ----------    ----------    ----------
                     $ 567        $ (316)       $ 2,529        $(68)
                  ==========    ==========    ==========    ==========


BALANCE SHEET OFFSETTING

Information related to our derivative instruments, securities lending transactions and repurchase agreements and the effects of offsetting on our Consolidated Balance Sheets (in millions) were as follows:

                                                                                             AS OF DECEMBER 31, 2013
                                                                             -------------------------------------------------------
                                                                                                            SECURITIES
                                                                                             EMBEDDED       LENDING AND
                                                                             DERIVATIVE     DERIVATIVE      REPURCHASE
                                                                             INSTRUMENTS    INSTRUMENTS     AGREEMENTS       TOTAL
                                                                             -----------    -----------    ------------    ---------
FINANCIAL ASSETS
Gross amount of recognized assets.........................................    $  1,170        $ 1,403        $     --      $  2,573
Gross amounts offset......................................................        (553)            --              --          (553)
Net amount of assets......................................................         617          1,403              --         2,020
Gross amounts not offset:
   Cash collateral received...............................................        (251)            --              --          (251)
                                                                             -----------    -----------    ------------    ---------
        Net amount........................................................    $    366        $ 1,403        $     --      $  1,769
                                                                             ===========    ===========    ============    =========
FINANCIAL LIABILITIES
Gross amount of recognized liabilities....................................    $    580        $ 2,292        $  2,601      $  5,473
Gross amounts offset......................................................        (192)            --              --          (192)
Net amount of liabilities.................................................         388          2,292           2,601         5,281
Gross amounts not offset:
   Cash collateral received...............................................          --             --          (2,601)       (2,601)
                                                                             -----------    -----------    ------------    ---------
        Net amount........................................................    $    388        $ 2,292        $     --      $  2,680
                                                                             ===========    ===========    ============    =========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


6. DERIVATIVE INSTRUMENTS (CONTINUED)



                                                                                             AS OF DECEMBER 31, 2012
                                                                             -------------------------------------------------------
                                                                                                            SECURITIES
                                                                                             EMBEDDED       LENDING AND
                                                                             DERIVATIVE     DERIVATIVE      REPURCHASE
                                                                             INSTRUMENTS    INSTRUMENTS     AGREEMENTS       TOTAL
                                                                             -----------    -----------    ------------    ---------
FINANCIAL ASSETS
Gross amount of recognized assets.........................................    $  3,156        $    --        $     --      $  3,156
Gross amounts offset......................................................        (893)            --              --          (893)
Net amount of assets......................................................       2,263             --              --         2,263
Gross amounts not offset:
   Cash collateral received...............................................      (2,461)            --              --        (2,461)
                                                                             -----------    -----------    ------------    ---------
        Net amount........................................................    $   (198)       $    --        $     --      $   (198)
                                                                             ===========    ===========    ============    =========
FINANCIAL LIABILITIES
Gross amount of recognized liabilities....................................    $     11        $ 1,825        $  1,614      $  3,450
Gross amounts offset......................................................          --             --              --            --
Net amount of liabilities.................................................          11          1,825           1,614         3,450
Gross amounts not offset:
   Cash collateral received...............................................          --             --          (1,614)       (1,614)
                                                                             -----------    -----------    ------------    ---------
        Net amount........................................................    $     11        $ 1,825        $     --      $  1,836
                                                                             ===========    ===========    ============    =========


--------------------------------------------------------------------------------
7. FEDERAL INCOME TAXES


The federal income tax expense (benefit) on continuing operations (in millions) was as follows:

                                            FOR THE YEARS ENDED
                                               DECEMBER 31,
                                       ----------------------------
                                        2013       2012       2011
                                       -----      -------    ------
Current............................    $ 211      $ (320)    $ (84)
Deferred...........................      220         664       354
                                       -----      -------    ------
   Federal income tax expense
      (benefit)....................    $ 431      $  344     $ 270
                                       =====      =======    ======

A reconciliation of the effective tax rate differences (in millions) was as follows:

                                              FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                        ---------------------------------
                                         2013        2012        2011
                                        ---------   ---------   ---------
Tax rate times pre-tax income........   $   616     $   527     $   186
Effect of:
   Separate account dividend
      received deduction.............      (145)       (128)       (135)
   Tax credits.......................       (35)        (34)        (46)
   Goodwill..........................        --          (2)        260
   Change in uncertain tax
      positions......................         7         (88)          7
   Other items.......................       (12)         69          (2)
                                        ---------   ---------   ---------
      Federal income tax
         expense (benefit)...........   $   431     $   344     $   270
                                        =========   =========   =========
Effective tax rate...................        24%         23%         51%
                                        =========   =========   =========

The effective tax rate is the ratio of tax expense over pre-tax income (loss). The benefit for tax credits is attributable to foreign tax credits and low income housing tax credits.



The federal income tax asset (liability) (in millions) was as follows:

                                                AS OF DECEMBER 31,
                                               ----------------------
                                                 2013         2012
                                               ---------   ----------
Current.....................................   $     (8)   $     173
Deferred....................................     (2,278)      (3,391)
                                               ---------   ----------
      Total federal income tax asset
        (liability).........................   $ (2,286)   $  (3,218)
                                               =========   ==========

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

                                                AS OF DECEMBER 31,
                                               ---------------------
                                                 2013         2012
                                               --------    ---------
DEFERRED TAX ASSETS
Future contract benefits and other
   contract holder funds....................   $    963    $     900
Deferred gain on business sold
   through reinsurance......................         21           27
Reinsurance related embedded
   derivative asset.........................         17          141
Investments.................................        274          448
Compensation and benefit plans..............        177          141
Net operating loss..........................          4            4
Net capital loss............................         --           32
Tax credits.................................        184          205
VIE.........................................          4           36
Other.......................................         32           44
                                               --------    ---------
   Total deferred tax assets................      1,676        1,978
                                               ========    =========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


7. FEDERAL INCOME TAXES (CONTINUED)


                                                AS OF DECEMBER 31,
                                               ----------------------
                                                 2013         2012
                                               ---------   ----------
DEFERRED TAX LIABILITIES
DAC.........................................   $  1,954    $   1,393
VOBA........................................        409          239
Net unrealized gain on AFS securities.......      1,273        3,283
Net unrealized gain on trading securities...         86          150
Intangibles.................................        151          172
Other.......................................         81          132
                                               ---------   ----------
   Total deferred tax liabilities...........      3,954        5,369
                                               ---------   ----------
      Net deferred tax asset (liability)....   $ (2,278)   $  (3,391)
                                               =========   ==========

As of December 31, 2013, we had $11 million of net operating loss carryforwards that begin to expire in 2031. In addition, we had $102 million of alternative minimum tax credits that are not subject to expiration and $82 million of general business credits that begin to expire in 2030.

Although realization is not assured, management believes that it is more likely than not that we will realize the benefits of our deferred tax assets and, accordingly, no valuation allowance has been recorded.

As of December 31, 2013 and 2012, $64 million and $59 million, respectively, of our unrecognized tax benefits presented below, if recognized, would have affected our income tax expense and our effective tax rate. We are not aware of any events for which it is likely that unrecognized tax benefits will significantly increase or decrease within the next year. A reconciliation of the unrecognized tax benefits (in millions) was as follows:

                                                        FOR THE
                                                      YEARS ENDED
                                                     DECEMBER 31,
                                                  ------------------
                                                  2013        2012
                                                  -----      -------
Balance as of beginning-of-year.................  $ 67       $  275
   Decreases for prior year tax positions.......    --         (145)
   Increases for current year tax positions.....     8            3
   Decreases for settlements with taxing
      authorities...............................    --           (2)
   Decreases for lapse of statute of
      limitations...............................    --          (64)
                                                  -----      -------
        Balance as of end-of-year...............  $ 75       $   67
                                                  =====      =======



We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense. For the years ended December 31, 2013, 2012 and 2011, we recognized interest and penalty expense (benefit) related to uncertain tax positions of $2 million, $(78) million and $8 million, respectively. We had accrued interest and penalty expense related to the unrecognized tax benefits of $13 million and $11 million as of December 31, 2013 and 2012, respectively.

We are subject to examination by U.S. federal, state, local and non-U.S. income authorities. We are currently under examination by the Internal Revenue Service ("IRS") for tax years 2009 through 2011. The IRS concluded its examination of tax years 2007 and 2008 on January 18, 2013. We have protested the final assessment, which is being combined with tax years 2005 and 2006 in IRS Appeals. The IRS also completed its examination of tax years 2005 and 2006, and 2006 of the former Jefferson-Pilot Corporation ("JP") and its subsidiaries during 2010. We believe a portion of the 2005 through 2008 assessments is inconsistent with current laws and is using the established IRS Appeals process to attempt to settle the remaining issues. The IRS also concluded its examination of non-consolidated returns for JP Life Insurance Company and JP Financial Insurance Company for the tax years ended April 1, 2007, and July 1, 2007, respectively, with agreement on all adjustments on January 18, 2013. We do not expect any adjustments that might result from those audits would be material to its consolidated results of operations or its financial condition.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


-----------------------------------------------------------------------------
8. DAC, VOBA, DSI AND DFEL


Changes in DAC (in millions) were as follows:

                                            FOR THE YEARS ENDED
                                               DECEMBER 31,
                                       ----------------------------
                                        2013       2012      2011
                                       --------  --------  --------
Balance as of beginning-of-year......  $ 6,030   $ 5,887   $ 6,029
   Business acquired (sold)
      through reinsurance............      (67)     (126)      184
   Deferrals.........................    1,559     1,294     1,368
   Amortization, net of interest:
      Amortization, excluding
        unlocking, net of interest...     (795)     (760)     (666)
      Unlocking......................       42       (71)     (130)
   Adjustment related to realized
      (gains) losses.................      (49)      (49)      (39)
   Adjustment related to
      unrealized (gains) losses......      970      (145)     (859)
                                       --------  --------  --------
        Balance as of end-of-year....  $ 7,690   $ 6,030   $ 5,887
                                       ========  ========  ========

Changes in VOBA (in millions) were as follows:

                                            FOR THE YEARS ENDED
                                               DECEMBER 31,
                                       ----------------------------
                                        2013       2012      2011
                                       --------  --------  --------
Balance as of beginning-of-year......  $   702   $ 1,055   $ 1,378
   Business acquired (sold)
      through reinsurance............        3       (20)       12
   Deferrals.........................       13        12        20
   Amortization:
      Amortization, excluding
        unlocking....................     (179)     (225)     (279)
      Unlocking......................      (52)      (23)      174
   Accretion of interest(1)..........       68        73        78
   Adjustment related to realized
      (gains) losses.................       (1)        9        (6)
   Adjustment related to
      unrealized (gains) losses......      615      (179)     (322)
                                       --------  --------  --------
        Balance as of end-of-year....  $ 1,169   $   702   $ 1,055
                                       ========  ========  ========

-------------
(1) The interest accrual rates utilized to calculate the accretion of interest ranged from 4.02% to 7.05%.

Estimated future amortization of VOBA, net of interest (in millions), as of December 31, 2013, was as follows:

2014.........................................  $85
2015.........................................   78
2016.........................................   72
2017.........................................   68
2018.........................................   68



Changes in DSI (in millions) were as follows:

                                            FOR THE YEARS ENDED
                                               DECEMBER 31,
                                       ----------------------------
                                       2013        2012       2011
                                       ------     ------     ------
Balance as of beginning-of-year......  $ 296      $ 309      $ 324
   Deferrals.........................     10         39         39
   Amortization, net of interest:
      Amortization, excluding
        unlocking, net of interest...    (41)       (43)       (36)
      Unlocking......................      8         14         (2)
   Adjustment related to realized
      (gains) losses.................     (3)        (5)        (3)
   Adjustment related to
      unrealized (gains) losses......     40        (18)       (13)
                                       ------     ------     ------
        Balance as of end-of-year....  $ 310      $ 296      $ 309
                                       ======     ======     ======

Changes in DFEL (in millions) were as follows:

                                            FOR THE YEARS ENDED
                                               DECEMBER 31,
                                       ----------------------------
                                        2013       2012      2011
                                       --------  --------  --------
Balance as of beginning-of-year......  $ 1,342   $ 1,360   $ 1,472
   Business acquired (sold)
      through reinsurance............       (7)      (44)       18
   Deferrals.........................      319       348       544
   Amortization, net of interest:
      Amortization, excluding
        unlocking, net of interest...     (210)     (206)     (160)
      Unlocking......................      (14)      (69)       31
   Adjustment related to realized
      (gains) losses.................       (8)       (5)       (8)
   Adjustment related to
      unrealized (gains) losses......      477       (42)     (537)
                                       --------  --------  --------
        Balance as of end-of-year....  $ 1,899   $ 1,342   $ 1,360
                                       ========  ========  ========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


--------------------------------------------------------------------------------
9. REINSURANCE


The following summarizes reinsurance amounts (in millions) recorded on our Consolidated Statements of Comprehensive Income (Loss), excluding amounts attributable to the indemnity reinsurance transaction with Swiss Re:

                                            FOR THE YEARS ENDED
                                               DECEMBER 31,
                                      -------------------------------
                                        2013       2012       2011
                                      ---------  ---------  ---------
Direct insurance premiums
   and fee income...................  $  7,707   $  7,099   $  6,735
Reinsurance assumed.................        19         18         21
Reinsurance ceded...................    (1,505)    (1,287)    (1,511)
                                      ---------  ---------  ---------
   Total insurance premiums
      and fee income................  $  6,221   $  5,830   $  5,245
                                      =========  =========  =========
Direct insurance benefits...........  $  5,346   $  4,717   $  4,828
Reinsurance recoveries netted
   against benefits.................    (1,733)    (1,778)    (2,624)
                                      ---------  ---------  ---------
   Total benefits...................  $  3,613   $  2,939   $  2,204
                                      =========  =========  =========

We cede insurance to other companies. The portion of risks exceeding our retention limit is reinsured with other insurers. We seek reinsurance coverage to limit our exposure to mortality losses and to enhance our capital management. As discussed in Note 24, a portion of this reinsurance activity is with affiliated companies.

We reinsure 27% to 33% of the mortality risk on newly issued non-term life insurance contracts and 20% to 25% of total mortality risk including term insurance contracts under our reinsurance program. Our policy for this program is to retain no more than $20 million on a single insured life issued on fixed, VUL and term life insurance contracts. Portions of our deferred annuity business have been reinsured on a Modco basis with other companies to limit our exposure to interest rate risks. As of December 31, 2013, the reserves associated with these reinsurance arrangements totaled $742 million.

Our amounts recoverable from reinsurers represent receivables from and reserves ceded to reinsurers. The amounts recoverable from reinsurers were $5.8 billion and $8.3 billion as of December 31, 2013 and 2012, respectively. We focus on obtaining reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our reinsurers. Our reinsurance operations were acquired by Swiss Re in December 2001 through a series of indemnity reinsurance transactions. As such, Swiss Re reinsured certain of our liabilities and obligations under the indemnity reinsurance agreements and thereby represents our largest reinsurance exposure. As we are not relieved of our liability to the ceding companies for this business, the liabilities and obligations associated with the reinsured policies remain on our Consolidated Balance Sheets with a corresponding reinsurance receivable from Swiss Re, which totaled $3.2 billion and $3.4 billion as of December 31, 2013 and 2012, respectively. Swiss Re has funded a trust, with a balance of $2.2 billion as of December 31, 2013, to support this business. In addition to various remedies that we would have in the event of a default by Swiss Re, we continue to hold assets in support of certain of the transferred reserves. These assets consist of those reported as trading securities and certain mortgage loans. Our liabilities for funds withheld and embedded derivatives as of December 31, 2013, included $1.5 billion and $92 million, respectively, related to the business reinsured by Swiss Re.

We recorded the gain related to the indemnity reinsurance transactions with Swiss Re as a deferred gain on business sold through reinsurance on our Consolidated Balance Sheets. The deferred gain is being amortized into income at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years from the date of sale. During 2013, 2012 and 2011, we amortized $48 million, $48 million and $49 million, after-tax, respectively, of deferred gain on business sold through reinsurance.


--------------------------------------------------------------------------------
10. GOODWILL AND SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:

                                                                                     FOR THE YEAR ENDED DECEMBER 31, 2013
                                                                         -----------------------------------------------------------
                                                                          ACQUISITION     CUMULATIVE
                                                                            BALANCE       IMPAIRMENT
                                                                             AS OF           AS OF                          BALANCE
                                                                          BEGINNING-      BEGINNING-                      AS OF END-
                                                                            OF-YEAR         OF-YEAR        IMPAIRMENT       OF-YEAR
                                                                         ------------    ------------     -----------     ----------
Annuities.............................................................     $ 1,040         $   (600)          $--           $   440
Retirement Plan Services..............................................          20               --            --                20
Life Insurance........................................................       2,186             (647)           --             1,539
Group Protection......................................................         274               --            --               274
Other Operations -- Media.............................................         176             (176)           --                --
                                                                         ------------    ------------     -----------     ----------
      Total goodwill..................................................     $ 3,696         $ (1,423)          $--           $ 2,273
                                                                         ============    ============     ===========     ==========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


10. GOODWILL AND SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS (CONTINUED)


                                                                                     FOR THE YEAR ENDED DECEMBER 31, 2012
                                                                         -----------------------------------------------------------
                                                                          ACQUISITION     CUMULATIVE
                                                                            BALANCE       IMPAIRMENT
                                                                             AS OF           AS OF                          BALANCE
                                                                          BEGINNING-      BEGINNING-                      AS OF END-
                                                                            OF-YEAR         OF-YEAR        IMPAIRMENT       OF-YEAR
                                                                         ------------    -----------      -----------     ----------
Annuities............................................................      $ 1,040         $   (600)          $--           $   440
Retirement Plan Services.............................................           20               --            --                20
Life Insurance.......................................................        2,186             (647)           --             1,539
Group Protection.....................................................          274               --            --               274
Other Operations -- Media............................................          176             (176)           --                --
                                                                         ------------    -----------      -----------     ----------
      Total goodwill.................................................      $ 3,696         $ (1,423)          $--           $ 2,273
                                                                         ============    ===========      ===========     ==========



We perform a Step 1 goodwill impairment analysis on all of our reporting units at least annually on October 1. To determine the implied fair value for our reporting units, we utilize primarily a discounted cash flow valuation technique ("income approach"), although limited available market data is also considered. In determining the estimated fair value, we consider discounted cash flow calculations, the level of LNC's share price and assumptions that market participants would make in valuing the reporting unit. This analysis requires us to make judgments about revenues, earnings projections, capital market assumptions and discount rates.

As of October 1, 2013, our Annuities and Retirement Plan Services reporting units passed the Step 1 analysis. Given the Step 1 results, we also performed a Step 2 analysis for our Life Insurance and Group Protection reporting units. Based upon our Step 2 analysis for Life Insurance and Group Protection, we determined that there was no impairment due to the implied fair value of goodwill being in excess of the carrying value of goodwill.

As of October 1, 2012, our Annuities, Retirement Plan Services and Group Protection reporting units passed the Step 1 analysis, and although the carrying value of the net assets for Group Protection was within the estimated fair value range, we deemed it prudent to validate the carrying value of goodwill through a Step 2 analysis. Given the Step 1 results, we also performed a Step 2 analysis for our Life Insurance reporting unit. Based upon our Step 2 analysis for Life Insurance and Group Protection, we determined that there was no impairment due to the implied fair value of goodwill being in excess of the carrying value of goodwill.

As of October 1, 2011, our Annuities, Retirement Plan Services and Group Protection reporting units passed the Step 1 analysis, and although the carrying value of the net assets for Group Protection was within the estimated fair value range, we deemed it prudent to validate the carrying value of goodwill through a Step 2 analysis. Given the Step 1 results, we also performed a Step 2 analysis for our Life Insurance and Media reporting units. Based upon our Step 2 analysis for Life Insurance, we recorded a goodwill impairment that was attributable primarily to marketplace dynamics and lower expectations associated with product changes that we have implemented or will implement shortly that we believe will have an unfavorable effect on our sales levels for a period of time. Based upon our Step 2 analysis for Group Protection, we determined that there was no impairment due to the implied fair value of goodwill being in excess of the carrying value of goodwill. Based upon our Step 2 analysis for Media, we recorded a goodwill impairment that was primarily a result of the deterioration in operating environment and outlook for the business.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


10. GOODWILL AND SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS (CONTINUED)


The gross carrying amounts and accumulated amortization (in millions) for each major specifically identifiable intangible asset class by reportable segment were as follows:

                                                                                   AS OF DECEMBER 31, 2013   AS OF DECEMBER 31, 2012
                                                                                  ------------------------  ------------------------
                                                                                    GROSS                      GROSS
                                                                                  CARRYING    ACCUMULATED    CARRYING    ACCUMULATED
                                                                                   AMOUNT    AMORTIZATION     AMOUNT    AMORTIZATION
                                                                                  --------   -------------  ---------  -------------

Life Insurance:
   Sales force.................................................................     $ 100        $ 31         $ 100         $ 27

Retirement Plan Services:
   Mutual fund contract rights(1)..............................................         5          --             5           --

Other Operations:
   FCC licenses(1).............................................................       131          --           129           --
   Other.......................................................................         4           3             4            3
                                                                                  --------   -------------  ---------  -------------
      Total....................................................................     $ 240        $ 34         $ 238         $ 30
                                                                                  ========   =============  =========  =============

-------------
(1)  No amortization recorded as the intangible asset has indefinite life.



Future estimated amortization of specifically identifiable intangible assets (in millions) as of December 31, 2013, was as follows:

2014.................................................   $ 4
2015.................................................     4
2016.................................................     4
2017.................................................     4
2018.................................................     4
Thereafter...........................................    50


--------------------------------------------------------------------------------
11. GUARANTEED BENEFIT FEATURES


Information on the GDB features outstanding (dollars in millions) was as follows (our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive):

                                                AS OF DECEMBER 31,
                                              ----------------------
                                                 2013        2012
                                              ----------   ---------
RETURN OF NET DEPOSITS
Total account value.........................   $  79,391   $  63,478
Net amount at risk(1).......................         141         392
Average attained age of contract
   holders..................................    61 YEARS    60 years
MINIMUM RETURN
Total account value.........................   $     151   $     149
Net amount at risk(1).......................          27          37
Average attained age of contract
   holders..................................    73 YEARS    73 years
Guaranteed minimum return...................          5%          5%
ANNIVERSARY CONTRACT VALUE
Total account value.........................   $  25,958   $  23,019
Net amount at risk(1).......................         570       1,133
Average attained age of contract
   holders..................................    68 YEARS    67 years

------------
(1) Represents the amount of death benefit in excess of the account balance. The decrease in net amount at risk when comparing December 31, 2013, to December 31, 2012, was attributable primarily to the increase in the equity markets during 2013.

The determination of GDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience. The following summarizes the balances of and changes in the liabilities for GDBs (in millions), which were recorded in future contract benefits on our Consolidated Balance Sheets:

                                               FOR THE YEARS ENDED
                                                  DECEMBER 31,
                                              ----------------------
                                              2013    2012     2011
                                              ------  ------  ------
Balance as of beginning-of-year.............  $ 104   $  84   $  44
   Changes in reserves......................    (10)     64      93
   Benefits paid............................    (21)    (44)    (53)
                                              ------  ------  ------
      Balance as of end-of-year.............  $  73   $ 104   $  84
                                              ======  ======  ======

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


11. GUARANTEED BENEFIT FEATURES (CONTINUED)



VARIABLE ANNUITY CONTRACTS
Account balances of variable annuity contracts with guarantees (in millions) were invested in separate account investment options as follows:

                                               AS OF DECEMBER 31,
                                             -------------------------
                                                2013          2012
                                             ------------  -----------
ASSET TYPE
Domestic equity............................  $  45,590     $  37,899
International equity.......................     17,707        14,850
Bonds......................................     23,648        21,174
Money market...............................     10,518         7,747
                                             ------------  -----------
   Total...................................  $  97,463     $  81,670
                                             ============  ===========
Percent of total variable annuity
   separate account values.................         99%           98%



SECONDARY GUARANTEE PRODUCTS
Future contract benefits also includes reserves for our secondary guarantee products sold through our Life Insurance segment. These UL and VUL products with secondary guarantees represented 30% of total life insurance in-force reserves as of December 31, 2013, and 35% of total sales for the year ended December 31, 2013.



--------------------------------------------------------------------------------
12. SHORT-TERM AND LONG-TERM DEBT


Details underlying short-term and long-term debt (in millions) were as follows:

                                                 AS OF DECEMBER 31,
                                                --------------------
                                                  2013        2012
                                                -------     --------
Short-Term Debt
   Short-term notes payable to LNC..........    $    51     $     28
   Current maturities of long-term debt.....         --            4
                                                -------     --------
      Total short-term debt.................    $    51     $     32
                                                =======     ========
Long-Term Debt, Excluding
   Current Portion
   1.40% note, due 2016.....................    $     4     $     --
   LIBOR + 3 bps loan, due 2017.............        250          250
   Surplus notes due LNC:
      LIBOR + 142 bps surplus note,
        due 2023............................        240           --
      9.76% surplus note, due 2024..........         50           50
      6.56% surplus note, due 2028..........        500          500
      LIBOR + 111 bps surplus note,
        due 2028............................         71           --
      LIBOR + 226 bps surplus note,
        due 2028............................        360           --
      6.03% surplus note, due 2028..........        750          750
      LIBOR + 100 bps surplus note,
        due 2037............................        375          375
                                                -------     --------
        Total surplus notes.................      2,346        1,675
                                                -------     --------
           Total long-term debt.............    $ 2,600     $  1,925
                                                =======     ========

Future principal payments due on long-term debt (in millions) as of December 31, 2013, were as follows:

2014...............................................  $    --
2015...............................................       --
2016...............................................        4
2017...............................................      250
2018...............................................       --
Thereafter.........................................    2,346
                                                     -------
   Total...........................................  $ 2,600
                                                     =======


On September 10, 2013, we issued a note of $4 million to LNC. This note calls for us to pay the principal amount of the note on or before September 10, 2016, and interest to be paid semiannually at an annual rate of 1.40%.

We have a $250 million floating-rate loan outstanding under our borrowing capacity with the FHLBI due June 20, 2017.

On June 28, 2013, we issued a surplus note of $240 million to LNC. The note calls for us to pay the principal amount of the note on or before June 28, 2023, and interest to be paid quarterly at an annual rate of LIBOR + 142 bps. Subject to approval by the Indiana Insurance Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

We issued a surplus note of $50 million to LNC in 1994. The note calls for us to pay the principal amount of the note on or before September 30, 2024, and interest to be paid semiannually at an annual rate of 9.76%. Subject to approval by the Indiana Insurance Commissioner, we have the right to repay the note on any March 31 or September 30.

We issued a surplus note of $500 million to LNC in 1998. The note calls for us to pay the principal amount of the note on or before March 31, 2028, and interest to be paid quarterly at an annual rate of 6.56%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital as of the date of note issuance of $2.3 billion, and subject to approval by the Indiana Insurance Commissioner.

On October 1, 2013, we issued a surplus note of $71 million to LNC. The note calls for us to pay the principal amount of the note on or before September 24, 2028, and interest to be paid quarterly at an annual rate of LIBOR + 111 bps. Subject to approval by the Indiana Insurance Commissioner, we have the

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


12. SHORT-TERM AND LONG-TERM DEBT (CONTINUED)


right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On December 17, 2013, we issued a variable surplus note to a wholly-owned subsidiary of LNC with an initial outstanding principal amount of $287 million. The outstanding principal amount as of December 31, 2013, was $360 million. The note calls for us to pay the principal amount of the note on or before October 1, 2028, and interest to be paid quarterly at an annual rate of LIBOR + 226 bps.

We issued a surplus note of $750 million to LNC in 1998. The note calls for us to pay the principal amount of the note on or before December 31, 2028, and interest to be paid quarterly at an annual rate of 6.03%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital surplus as of the date of note issuance of $2.4 billion, and subject to approval by the Indiana Insurance Commissioner.

On October 9, 2007, we issued a surplus note of $375 million that LNC has held effective December 31, 2008. The note calls for us to pay the principal amount of the note on or before October 9, 2037, and interest to be paid quarterly at an annual rate of LIBOR + 100 bps.



--------------------------------------------------------------------------------
13. CONTINGENCIES AND COMMITMENTS


CONTINGENCIES

REGULATORY AND LITIGATION MATTERS
Regulatory bodies, such as state insurance departments, the U.S. Securities and Exchange Commission ("SEC"), Financial Industry Regulatory Authority and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws, laws governing the activities of broker-dealers, registered investment advisors and unclaimed property laws.

LNL and its subsidiaries are involved in various pending or threatened legal or regulatory proceedings, including purported class actions, arising from the conduct of business both in the ordinary course and otherwise. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experiences of LNL in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

Due to the unpredictable nature of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time is normally difficult to ascertain. Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

We establish liabilities for litigation and regulatory loss contingencies when information related to the loss contingencies shows both that it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. It is possible that some matters could require us to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2013. While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material adverse effect on LNL's financial condition.

For some matters, the Company is able to estimate a reasonably possible range of loss. For such matters in which a loss is probable, an accrual has been made. For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made. Accordingly, the estimate contained in this paragraph reflects two types of matters. For some matters included within this estimate, an accrual has been made, but there is a reasonable possibility that an exposure exists in excess of the amount accrued. In these cases, the estimate reflects the reasonably possible range of loss in excess of the accrued amount. For other matters included within this estimation, no accrual has been made because a loss, while potentially estimable, is believed to be reasonably possible but not probable. In these cases, the estimate reflects the reasonably possible loss or range of loss. As of December 31, 2013, LNC, LNL's parent company, disclosed in its Annual Report on Form 10-K filed with the SEC that it estimates the aggregate range of reasonably possible losses on a consolidated basis, including amounts in excess of amounts accrued for these matters as of such date, to be up to approximately $220 million.

For other matters, we are not currently able to estimate the reasonably possible loss or range of loss. We are often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


13. CONTINGENCIES AND COMMITMENTS (CONTINUED)


support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, we review relevant information with respect to litigation contingencies and update our accruals and estimates of reasonably possible losses or ranges of loss based on such reviews.

On June 13, 2009, a single named plaintiff filed a putative national class action in the Circuit Court of Allen County, Indiana, captioned Peter S. Bezich
v. LNL, No. 02C01-0906-PL73, asserting he was charged a cost-of-insurance fee that exceeded the applicable mortality charge, and that this fee breached the terms of the insurance contract. We dispute the allegations and are vigorously defending this matter. Plaintiffs have filed a motion for class certification. We expect a hearing on class certification in the first half of 2014.

On July 23, 2012, LNL was added as a noteholder defendant to a putative class action adversary proceeding ("adversary proceeding") captioned Lehman Brothers Special Financing, Inc. v. Bank of America, N.A. et al., Adv. Pro. No. 10-03547
(JMP) and instituted under In re Lehman Brothers Holdings Inc. in the United States Bankruptcy Court in the Southern District of New York. Plaintiff Lehman Brothers Special Financing Inc. seeks to (i) overturn the application of certain priority of payment provisions in 47 collateralized debt obligation transactions on the basis such provisions are unenforceable under the Bankruptcy Code; and (ii) recover funds paid out to noteholders in accordance with the note agreements. The adversary proceeding is stayed through May 20, 2014, and LNL's response is currently due in the middle of 2014.

During 2013, we entered into a Global Resolution Agreement with multiple states' treasury and controller offices for compliance with laws and regulations concerning the identification, reporting and escheatment of unclaimed contract benefits or abandoned funds. Under the terms of the Global Resolution Agreement, a third-party auditor acting on behalf of the signatory states will compare expanded matching criteria to the Social Security Death Master File ("SSDMF") to identify deceased insureds and contract holders where a valid claim has not been made. In addition, we entered into a Regulatory Settlement Agreement with the insurance regulators of seven states to settle regulatory inquiries and examinations with respect to our processes for identifying and paying claims and benefits in the future. The Regulatory Settlement Agreement becomes effective when a minimum of 20 states have agreed to participate in the resolution. As part of the settlement, we have agreed to reimburse the participating states for a portion of the costs of such examinations. The Regulatory Settlement Agreement applies prospectively and requires us to adopt and implement additional procedures comparing our records to the SSDMF to identify unclaimed death benefits, and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are considering proposals that would apply prospectively and require life insurance companies to take additional steps to identify unreported deceased policy and contract holders. These prospective changes and any escheatable property identified as a result of the audits and inquiries could result in:
(1) additional payments of previously unclaimed death benefits; (2) the payment of abandoned funds to U.S. jurisdictions; and (3) changes in the Company's practices and procedures for the identification of escheatable funds and beneficiaries, which would impact claim payments and reserves, among other consequences.

A reinsurer has sought rate increases on certain yearly renewable term treaties. We dispute that this reinsurer has the right to increase the rates on these policies and have initiated arbitration proceedings to resolve this matter. We do not believe the outcome will have a material adverse effect on LNL's financial condition.

COMMITMENTS

LEASES
We lease our home office properties. In 2006, we exercised the right and option to extend the Fort Wayne lease for two extended terms such that the lease shall expire in 2019. We retain our right and option to exercise the remaining four extended terms of five years each in accordance with the lease agreement. These agreements also provide us with the right of first refusal to purchase the properties at a price defined in the agreements and the option to purchase the leased properties at fair market value on the last day of any renewal period. In 2012, we exercised the right and option to extend the Hartford lease for one extended term such that the lease shall expire in 2018.

Total rental expense on operating leases for the years ended December 31, 2013, 2012 and 2011, was $37 million, $37 million and $36 million, respectively. Future minimum rental commitments (in millions) as of December 31, 2013, were as follows:

2014................................................   $ 35
2015................................................     30
2016................................................     26
2017................................................     20
2018................................................     12
Thereafter..........................................     19
                                                       ----
   Total............................................   $142
                                                       ====

VULNERABILITY FROM CONCENTRATIONS
As of December 31, 2013, we did not have a concentration of: business transactions with a particular customer or lender; sources of supply of labor or services used in the business; or a market or geographic area in which business is conducted that makes us vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to our financial condition.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


13. CONTINGENCIES AND COMMITMENTS (CONTINUED)


Although we do not have any significant concentration of customers, our American Legacy Variable Annuity ("ALVA") product offered in our Annuities segment is significant to this segment. The ALVA product accounted for 17%, 19% and 22% of Annuities' variable annuity product deposits in 2013, 2012 and 2011, respectively, and represented approximately 47%, 50% and 54% of the segment's total variable annuity product account values as of December 31, 2013, 2012 and 2011, respectively. In addition, fund choices for certain of our other variable annuity products offered in our Annuities segment include American Fund Insurance Series(SM) ("AFIS") funds. For the Annuities segment, AFIS funds accounted for 19%, 21% and 27% of variable annuity product deposits in 2013, 2012 and 2011, respectively, and represented 54%, 58% and 62% of the segment's total variable annuity product account values as of December 31, 2013, 2012 and 2011, respectively.


OTHER CONTINGENCY MATTERS
State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. We have accrued for expected assessments and the related reductions in future state premium taxes, which net to assessments (recoveries) of $(7) million and $32 million as of December 31, 2013 and 2012, respectively.



--------------------------------------------------------------------------------
14. SHARES AND STOCKHOLDER'S EQUITY


All authorized and issued shares of LNL are owned by LNC.

AOCI

The following summarizes the components and changes in AOCI (in millions):

                                                                                                          FOR THE YEARS ENDED
                                                                                                             DECEMBER 31,
                                                                                                    --------------------------------
                                                                                                      2013        2012       2011
                                                                                                    ---------   ---------   --------
UNREALIZED GAIN (LOSS) ON AFS SECURITIES
Balance as of beginning-of-year..................................................................   $  3,876    $  2,805    $ 1,119
   Unrealized holding gains (losses) arising during the year.....................................     (5,569)      2,631      3,292
   Change in foreign currency exchange rate adjustment...........................................         20          14         (5)
   Change in DAC, VOBA, DSI, future contract benefits and other contract holder funds............      1,835      (1,233)      (798)
   Income tax benefit (expense)..................................................................      1,300        (459)      (890)
   Less:
      Reclassification adjustment for gains (losses) included in net income (loss)...............        (63)       (181)      (124)
      Associated amortization of DAC, VOBA, DSI and DFEL.........................................        (28)         (1)       (10)
      Income tax benefit (expense)...............................................................         32          64         47
                                                                                                    ---------   ---------   --------
           Balance as of end-of-year.............................................................   $  1,521    $  3,876    $ 2,805
                                                                                                    =========   =========   ========
UNREALIZED OTTI ON AFS SECURITIES
Balance as of beginning-of-year..................................................................   $   (105)   $   (103)   $  (126)
(Increases) attributable to:
   Gross OTTI recognized in OCI during the year..................................................        (11)       (118)       (54)
   Change in DAC, VOBA, DSI and DFEL.............................................................          1          15         12
   Income tax benefit (expense)..................................................................          4          35         15
Decreases attributable to:
   Sales, maturities or other settlements of AFS securities......................................         58         118         99
   Change in DAC, VOBA, DSI and DFEL.............................................................         (8)        (17)       (21)
   Income tax benefit (expense)..................................................................        (17)        (35)       (28)
                                                                                                    ---------   ---------   --------
           Balance as of end-of-year.............................................................   $    (78)   $   (105)   $  (103)
                                                                                                    =========   =========   ========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


14. SHARES AND STOCKHOLDER'S EQUITY (CONTINUED)


                                                                                                           FOR THE YEARS ENDED
                                                                                                              DECEMBER 31,
                                                                                                    --------------------------------
                                                                                                       2013       2012        2011
                                                                                                    ----------  ---------  ---------
UNREALIZED GAIN (LOSS) ON DERIVATIVE INSTRUMENTS
Balance as of beginning-of-year..................................................................   $     101   $    132    $   (14)
   Unrealized holding gains (losses) arising during the year.....................................        (150)       (63)       204
   Change in foreign currency exchange rate adjustment...........................................         (19)       (12)         7
   Change in DAC, VOBA, DSI and DFEL.............................................................           5         14          1
   Income tax benefit (expense)..................................................................          57         20        (74)
   Less:
      Reclassification adjustment for gains (losses) included in net income (loss)...............         (18)       (18)       (13)
      Associated amortization of DAC, VOBA, DSI and DFEL.........................................           1          3          1
      Income tax benefit (expense)...............................................................           6          5          4
                                                                                                    ----------  ---------  ---------
           Balance as of end-of-year.............................................................   $       5   $    101    $   132
                                                                                                    ==========  =========  =========
FUNDED STATUS OF EMPLOYEE BENEFIT PLANS
Balance as of beginning-of-year..................................................................   $     (12)  $    (14)   $   (14)
   Adjustment arising during the year............................................................          (9)         3          1
   Income tax benefit (expense)..................................................................           3         (1)        (1)
                                                                                                    ----------  ---------  ---------
           Balance as of end-of-year.............................................................   $     (18)  $    (12)   $   (14)
                                                                                                    ==========  =========  =========

The following summarizes the reclassifications out of AOCI (in millions) for the year ended December 31, 2013, and the associated line item in the Consolidated Statements of Comprehensive Income (Loss):

UNREALIZED GAIN (LOSS) ON AFS SECURITIES
Gross reclassification........................................  $ (63)  Total realized gain (loss)
Associated amortization of DAC, VOBA, DSI and DFEL............    (28)  Total realized gain (loss)
   Reclassification before income tax benefit (expense).......    (91)  Income (loss) from continuing operations before taxes
   Income tax benefit (expense)...............................     32   Federal income tax expense (benefit)
                                                                ------
      Reclassification, net of income tax.....................  $ (59)  Net income (loss)
                                                                ======
UNREALIZED OTTI ON AFS SECURITIES
Gross reclassification........................................  $  58   Total realized gain (loss)
Change in DAC, VOBA, DSI and DFEL.............................     (8)  Total realized gain (loss)
   Reclassification before income tax benefit (expense).......     50   Income (loss) from continuing operations before taxes
   Income tax benefit (expense)...............................    (17)  Federal income tax expense (benefit)
                                                                ------
      Reclassification, net of income tax.....................  $  33   Net income (loss)
                                                                ======
UNREALIZED GAIN (LOSS) ON DERIVATIVE INSTRUMENTS
Gross reclassifications:
   Interest rate contracts....................................  $ (21)  Net investment income
   Foreign currency contracts.................................      3   Net investment income
      Total gross reclassifications...........................    (18)
Associated amortization of DAC, VOBA, DSI and DFEL............      1   Commissions and other expenses
   Reclassifications before income tax benefit (expense)......    (17)  Income (loss) from continuing operations before taxes
   Income tax benefit (expense)...............................      6   Federal income tax expense (benefit)
                                                                ------
      Reclassification, net of income tax.....................  $ (11)  Net income (loss)
                                                                ======

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


--------------------------------------------------------------------------------
15. REALIZED GAIN (LOSS)



Details underlying realized gain (loss) (in millions) reported on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

                                           FOR THE YEARS ENDED
                                              DECEMBER 31,
                                      ------------------------------
                                       2013       2012        2011
                                      -------    --------    -------
Total realized gain (loss)
   related to certain
   investments(1)..................   $  (84)    $  (164)    $ (106)
Realized gain (loss) on the
   mark-to-market on certain
   instruments(2)..................      308         138        (65)
Indexed annuity and universal
   life net derivatives results:(3)
   Gross gain (loss)...............      (39)         16          2
   Associated amortization of
      DAC, VOBA, DSI
      and DFEL.....................        9          (5)        (2)
Variable annuity net
   derivatives results:(4)
   Gross gain (loss)...............     (104)        (77)       (51)
   Associated amortization of
      DAC, VOBA, DSI
      and DFEL.....................      (33)        (31)       (28)
                                      -------    --------    -------
      Total realized gain (loss)...   $   57     $  (123)    $ (250)
                                      =======    ========    =======

-------------
(1)  See "Realized Gain (Loss) Related to Certain Investments" section in Note
     5.


(2) Represents changes in the fair values of certain derivative investments (not including those associated with our variable annuity net derivatives results), reinsurance related embedded derivatives and trading securities.
(3) Represents the net difference between the change in the fair value of the S&P 500 call options that we hold and the change in the fair value of the embedded derivative liabilities of our indexed annuity and universal life products along with changes in the fair value of embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products.
(4) Includes the net difference in the change in embedded derivative reserves of our GLB riders and the change in the fair value of the derivative instruments we own to hedge the change in embedded derivative reserves on our GLB riders and the benefit ratio unlocking on our GDB riders, including the cost of purchasing the hedging instruments.


--------------------------------------------------------------------------------
16. COMMISSIONS AND OTHER EXPENSES



Details underlying commissions and other expenses (in millions) were as follows:

                                          FOR THE YEARS ENDED
                                             DECEMBER 31,
                                    ------------------------------
                                      2013       2012       2011
                                    --------   --------   --------
Commissions.....................    $ 1,980    $ 1,972    $ 2,534
General and administrative
   expenses.....................      1,569      1,553      1,392
Expenses associated with
   reserve financing and
   unrelated letters of credit
   ("LOCs").....................         40         40         24
DAC and VOBA deferrals
   and interest, net of
   amortization.................       (656)      (300)      (565)
Broker-dealer expenses..........        288        243        236
Specifically identifiable
   intangible asset
   amortization.................          4          4          4
Media expenses..................         62         66         69
Taxes, licenses and fees........        239        244        244
Restructuring charges...........         --         16         --
                                    --------   --------   --------
      Total.....................    $ 3,526    $ 3,838    $ 3,938
                                    ========   ========   ========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


--------------------------------------------------------------------------------
17. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS


LNC and LNL maintain qualified funded defined benefit pension plans in which many of our employees and agents are participants. LNC and LNL also maintain non-qualified, unfunded defined benefit pension plans for certain employees and agents. In addition, for certain former employees, we have supplemental retirement plans that provide defined benefit pension benefits in excess of limits imposed by federal tax law. All of our defined benefit pension plans are frozen, and there are no new participants and no future accruals of benefits from the date of the freeze.

The eligibility requirements for each plan are described in each plan document and vary for each plan based on completion of a specified period of continuous service and date of hire, subject to age limitations. The frozen pension plan benefits are calculated either on a traditional final pay or cash balance formula. Those formulas are based upon years of credited service and eligible earnings as defined in each plan document. The traditional formula provides benefits stated in terms of a single life annuity payable at age 65. The cash balance formula provides benefits stated as a lump sum hypothetical account balance. That account balance equals the sum of the employee's accumulated annual benefit credits plus interest credits. Benefit credits, which are based on years of service and base salary plus bonus, ceased as of the date the plan was frozen. Interest credits continue until the participant's benefit is paid.

LNC and LNL also sponsor a voluntary employees' beneficiary association ("VEBA") trust that provides postretirement medical, dental and life insurance benefits to retired full-time employees and agents who, depending on the plan, have worked for us for at least 10 years and attained age 55 (age 60 for agents). VEBAs are a special type of tax-exempt trust used to provide benefits that are subject to preferential tax treatment under the Internal Revenue Code. Medical and dental benefits are available to spouses and other eligible dependents of retired employees and agents. Retirees may be required to contribute toward the cost of these benefits. Eligibility and the amount of required contribution for these benefits varies based upon a variety of factors including years of service and year of retirement.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


17. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS (CONTINUED)


OBLIGATIONS, FUNDED STATUS AND ASSUMPTIONS

Information (in millions) with respect to our benefit plans' assets and obligations was as follows:

                                                                                AS OF OR FOR THE YEARS ENDED DECEMBER 31,
                                                                     ---------------------------------------------------------------
                                                                         2013             2012             2013            2012
                                                                     -------------   --------------   -------------   --------------
                                                                                                                   OTHER
                                                                            PENSION BENEFITS              POSTRETIREMENT BENEFITS
                                                                     ------------------------------   ------------------------------
CHANGE IN PLAN ASSETS
Fair value as of beginning-of-year................................       $ 145           $  137           $   5            $   5
Actual return on plan assets......................................          (9)              17               1               --
Company and participant contributions.............................          --               --               3                4
Benefits paid.....................................................          (9)              (9)             (3)              (4)
                                                                     -------------   --------------   -------------   --------------
   Fair value as of end-of-year...................................         127              145               6                5
                                                                     =============   ==============   =============   ==============
CHANGE IN BENEFIT OBLIGATION
Balance as of beginning-of-year...................................         126              121              17               21
Interest cost.....................................................           5                5               1                1
Company and participant contributions.............................          --               --               1                1
Amendments........................................................          --               --              (1)              --
Actuarial (gains) losses..........................................          (7)               9              (1)              (2)
Benefits paid.....................................................          (9)              (9)             (2)              (4)
                                                                     -------------   --------------   -------------   --------------
   Balance as of end-of-year......................................         115              126              15               17
                                                                     -------------   --------------   -------------   --------------
      Funded status of the plans..................................       $  12           $   19           $  (9)           $ (12)
                                                                     =============   ==============   =============   ==============
AMOUNTS RECOGNIZED ON THE CONSOLIDATED BALANCE SHEETS
Other assets......................................................       $  14           $   21           $  --            $  --
Other liabilities.................................................          (2)              (2)             (9)             (12)
                                                                     -------------   --------------   -------------   --------------
   Net amount recognized..........................................       $  12           $   19           $  (9)           $ (12)
                                                                     =============   ==============   =============   ==============
AMOUNTS RECOGNIZED IN AOCI, NET OF TAX
Net (gain) loss...................................................       $  20           $   13           $  (1)           $  (1)
Prior service credit..............................................          --               --              (1)              --
                                                                     -------------   --------------   -------------   --------------
   Net amount recognized..........................................       $  20           $   13           $  (2)           $  (1)
                                                                     =============   ==============   =============   ==============
RATE OF INCREASE IN COMPENSATION
Retiree Life Insurance Plan.......................................         N/A              N/A            4.00%            4.00%
All other plans...................................................         N/A              N/A             N/A              N/A

WEIGHTED-AVERAGE ASSUMPTIONS
Benefit obligations:
   Weighted-average discount rate.................................        4.50%            3.93%           4.50%            4.03%
   Expected return on plan assets.................................        6.50%            6.50%           6.50%            6.50%
Net periodic benefit cost:
   Weighted-average discount rate.................................        3.93%            4.25%           4.03%            4.25%
   Expected return on plan assets.................................        6.50%            6.50%           6.50%            6.50%

Consistent with our benefit plans' year end, we use December 31 as the measurement date.

The discount rate was determined based on a corporate yield curve as of December 31, 2013, and projected benefit obligation cash flows for the pension plans. We reevaluate this assumption each plan year. For 2014, our discount rate for the pension plans will be 4.50%.

The expected return on plan assets was determined based on historical and expected future returns of the various asset categories, using the plans' target plan allocation. We reevaluate this assumption each plan year. For 2014, our expected return on plan assets is 6.50% for the plans.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


17. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS (CONTINUED)


The calculation of the accumulated other postretirement benefit obligation assumes a weighted-average annual rate of increase in the per capita cost of covered benefits (i.e., health care cost trend rate) as follows:

                                             AS OF OR FOR THE
                                         YEARS ENDED DECEMBER 31,
                                       ------------------------------
                                       2013        2012       2011
                                       --------   --------   --------
Pre-65 health care cost
   trend rate....................       7.50%      8.00%       8.50%
Post-65 health care cost
   trend rate....................       7.50%      8.00%       8.50%
Ultimate trend rate..............       4.50%      4.50%       4.50%
Year that the rate reaches
   the ultimate trend rate.......       2020       2020        2021

We expect the health care cost trend rate for 2014 to be 7.50% for both the pre-65 and the post-65 population. A one-percentage point increase in assumed health care cost trend rates would have increased the accumulated postretirement benefit obligation by less than $1 million and total service and interest cost components by less than $1 million. A one-percentage point decrease in assumed health care cost trend rates would have decreased the accumulated postretirement benefit obligation by less than $1 million and total service and interest cost components by less than $1 million.

Information for our pension plans with an accumulated benefit obligation in excess of plan assets (in millions) was as follows:

                                                AS OF DECEMBER 31,
                                                ------------------
                                                 2013         2012
                                                -----        -----
Accumulated benefit obligation.............      $  2         $  2
Projected benefit obligation...............         2            2
Fair value of plan assets..................        --           --



COMPONENTS OF NET PERIODIC BENEFIT COST

The components of net periodic benefit cost for our pension plans' and other postretirement plans' expense (recovery) (in millions) were as follows:

                                                                                 FOR THE YEARS ENDED DECEMBER 31,
                                                             -----------------------------------------------------------------------
                                                                     PENSION BENEFITS                  OTHER POSTRETIREMENT BENEFITS
                                                             ----------------------------------      -------------------------------
                                                              2013         2012          2011        2013         2012          2011
                                                             ------       ------        -------      -----        -----        -----
Interest cost...........................................      $  5         $  5         $    6       $  1         $   1        $   1
Expected return on plan assets..........................        (9)          (9)           (10)        --            --           --
Recognized net actuarial loss (gain)....................         1            1              2         --            --           --
Recognized actuarial gain due to curtailments...........        --           --             --         (1)           --           --
                                                             ------       ------        -------      -----        -----        -----
    Net periodic benefit expense (recovery).............      $ (3)        $ (3)        $   (2)      $ --         $   1        $   1
                                                             ======       ======        =======      =====        =====        =====


We expect our 2014 pension plans' expense to be approximately $3 million.

For 2014, the estimated amount of amortization from AOCI into net periodic benefit expense related to net actuarial loss or gain is expected to be a $3 million loss for our pension plans and a less than $1 million gain for our other postretirement plans.

PLAN ASSETS

Our pension plans' asset target allocations by asset category based on estimated fair values were as follows:

                                               FOR THE YEARS ENDED
                                                  DECEMBER 31,
                                              --------------------
                                               2013          2012
                                              ------         -----
Fixed maturity securities...................    100%           80%
Common stock:
   Domestic equity..........................      0%           14%
   International equity.....................      0%            6%


The investment objectives for the assets related to our pension plans are to:

  - Maintain sufficient liquidity to pay obligations of the plans as they come due;
  - Minimize the effect of a single investment loss and large losses to the plans through prudent risk/reward diversification consistent with sound fiduciary standards;
  - Maintain an appropriate asset allocation policy;
  - Earn a return commensurate with the level of risk assumed through the asset allocation policy; and
  - Control costs of administering and managing the plans' investment operations.

Investments can be made in various asset classes and styles, including, but not limited to: domestic and international equity, fixed-income securities, derivatives and other asset classes the investment managers deem prudent. Our plans follow a strategic asset allocation policy that strives to systemically increase the percentage of assets in liability-matching fixed-income investments as funding levels increase.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


17. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS (CONTINUED)


Our pension plans' assets have been combined into a master retirement trust where a variety of qualified managers, including manager of managers, are expected to have returns that exceed the median of similar funds over three-year periods, above an appropriate index over five-year periods and meet real return standards over ten-year periods. Managers are monitored for adherence to approved investment policy guidelines and managers not meeting these criteria are subject to additional due diligence review, corrective action or possible termination.



FAIR VALUE OF PLAN ASSETS

See "Fair Value Measurement" in Note 1 for discussion of how we categorize our pension plans' assets into the three-level fair value hierarchy. See "Financial Instruments Carried at Fair Value" in Note 21 for a summary of our fair value measurements of our pension plans' assets by the three-level fair value hierarchy.

The following summarizes our fair value measurements of benefit plans' assets (in millions) on a recurring basis by asset category:

                                                                                       AS OF DECEMBER 31,
                                                              ----------------------------------------------------------------------
                                                                     PENSION PLANS                    OTHER POSTRETIREMENT BENEFITS
                                                              --------------------------------      --------------------------------
                                                               2013                      2012        2013                      2012
                                                              ------                    ------      ------                    ------
Fixed maturity securities:
   Corporate bonds......................................      $   86                    $   48       $ --                      $ --
   U.S. government bonds................................          31                        26         --                        --
   Foreign government bonds.............................          --                         2         --                        --
   State and municipal bonds............................           9                        --         --                        --
Common stock............................................          --                        66         --                        --
Cash and invested cash..................................           1                         3         --                        --
Other investments.......................................          --                        --          6                         5
                                                              ------                    ------      ------                    ------
      Total.............................................      $  127                    $  145       $  6                      $  5
                                                              ======                    ======      ======                    ======


VALUATION METHODOLOGIES AND ASSOCIATED INPUTS FOR PENSION PLANS' ASSETS

The fair value measurements of our pension plans' assets are based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the security, and the valuation methodology is consistently applied to measure the security's fair value. The fair value measurement is based on a market approach, which utilizes prices and other relevant information generated by market transactions involving identical or comparable securities. Sources of inputs to the market approach include third-party pricing services, independent broker quotations or pricing matrices. Both observable and unobservable inputs are used in the valuation methodologies. Observable inputs include benchmark yields, reported trades, broker quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For broker-quoted only securities, quotes from market makers or broker dealers are obtained from sources recognized to be market participants. In order to validate the pricing information and broker quotes, procedures are employed, where possible, that include comparisons with similar observable positions, comparisons with subsequent sales, discussions with brokers and observations of general market movements for those security classes. For those securities trading in less liquid or illiquid markets with limited or no pricing information, unobservable inputs are used in order to measure the fair value of these securities. In cases where this information is not available, such as for privately placed securities, fair value is estimated using an internal pricing matrix. This matrix relies on judgment concerning the discount rate used in calculating expected future cash flows, credit quality, industry sector performance and expected maturity.

Prices received from third parties are not adjusted; however, the third-party pricing services' valuation methodologies and related inputs are evaluated and additional evaluation is performed to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to the valuation methodologies are based on general standard inputs. The standard inputs used in order of priority are benchmark yields, reported trades, broker quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all securities on any given day.

Cash and invested cash is carried at cost, which approximates fair value. This category includes highly liquid debt instruments purchased with a maturity of three months or less. Due to the nature of these assets, we believe these assets should be classified as Level 2.

PLAN CASH FLOWS

It is our practice to make contributions to the qualified pension plans to comply with minimum funding requirements of the Employee Retirement Income Security Act of 1974, as

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


17. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS (CONTINUED)


amended and with guidance issued there under. In accordance with such practice, no contributions were required for the years ended December 31, 2013 or 2012. Based on our calculations, we do not expect to be required to make any contributions to our qualified pension plans in 2014 under applicable pension law.

For our nonqualified pension plans, we fund the benefits as they become due to retirees. The amount expected to be contributed to the nonqualified pension plans during 2014 is less than $1 million.



We expect the following benefit payments (in millions):

                                           DEFINED
                                           BENEFIT         OTHER
                                           PENSION    POST-RETIREMENT
                                            PLANS          PLANS
                                          --------    ---------------
2014..................................       $10            $1
2015..................................        10             1
2016..................................        10             1
2017..................................         9             1
2018..................................         9             1
Following five years thereafter.......        40             5


--------------------------------------------------------------------------------
18. DEFINED CONTRIBUTION AND DEFERRED COMPENSATION PLANS


DEFINED CONTRIBUTION PLANS

LNC and we sponsor defined contribution plans, which include 401(k) and money purchase plans, for eligible employees and agents. LNC and we make contributions and matching contributions to each of the active plans in accordance with the plan documents and various limitations under Section 401(a) of the Internal Revenue Code of 1986, as amended. For the years ended December 31, 2013, 2012 and 2011, expenses for these plans were $70 million, $68 million and $65 million, respectively.

DEFERRED COMPENSATION PLANS

LNC and we sponsor six separate non-qualified, unfunded, deferred compensation plans for employees, agents and non-employee directors.

The results for certain investment options within the plans are hedged by total return swaps. Participants' account values change due primarily to investment earnings driven by market fluctuations. Our expenses increase or decrease in direct proportion to the change in market value of the participants' investment options. Participants are able to select our stock as an investment option; however, it is not hedged by the total return swaps and is a primary source of expense volatility related to these plans. For further discussion of total return swaps related to our deferred compensation plans, see Note 6.

Information (in millions) with respect to these plans was as follows:

                                                   AS OF DECEMBER 31,
                                                   ------------------
                                                    2013        2012
                                                   -----        -----
Total liabilities(1)...........................     $398         $335
Investments held to fund liabilities(2)........      166          146

--------------
(1)  Reported in other liabilities on our Consolidated Balance Sheets.
(2)  Reported in other assets on our Consolidated Balance Sheets.


DEFERRED COMPENSATION PLAN FOR EMPLOYEES
Participants may elect to defer a portion of their compensation as defined by the plan. Participants may select from prescribed "phantom" investment options that are used as measures for calculating the returns that are notionally credited to their accounts. Under the terms of the plan, we agree to pay out amounts based upon the aggregate performance of the investment measures selected by the participants. We make matching contributions based upon amounts placed into the plan by individuals after participants have exceeded applicable limits of the Internal Revenue Code applicable to 401(k) plans. The amounts of our contributions are calculated in accordance with the plan document. Expenses (income) (in millions) for this plan were as follows:

                                              FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                             ---------------------
                                             2013    2012    2011
                                             -----   -----   -----
Employer matching contributions............  $  9    $  7     $ 6
Increase (decrease) in measurement
   of liabilities, net of total return
   swap....................................    11      11       1
                                             -----   -----   -----
   Total plan expenses (income)............  $ 20    $ 18     $ 7
                                             =====   =====   =====

DEFERRED COMPENSATION PLANS FOR AGENTS
We sponsor three deferred compensation plans for certain eligible agents. Participants may elect to defer a portion of their compensation as defined by the respective plan. Participants may select from prescribed "phantom" investment options that are used as measures for calculating the returns that are notionally credited to their accounts. Under the terms of these plans, we agree to pay out amounts based upon the aggregate performance of the investment measures selected by the participants. The amounts of our contributions are calculated and

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


18. DEFINED CONTRIBUTION AND DEFERRED COMPENSATION PLANS (CONTINUED)


made in accordance with the plans' documents. Expenses (income) (in millions) for these plans were as follows:

                                              FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                            ----------------------
                                            2013     2012    2011
                                            ----    -----    -----
Company contributions...................     $1      $ 1     $  1
Increase (decrease) in measurement
   of liabilities, net of total return
   swap.................................      4        5       --
                                            ----    -----    -----
   Total plan expenses (income).........     $5      $ 6     $  1
                                            ====    =====    =====

DEFERRED COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS OF LNC
Non-employee directors may defer a portion of their annual cash retainers. They also receive a portion of their retainer in the form of deferred stock units, which we credit quarterly in arrears to their accounts. The prescribed "phantom" investment options are identical to those offered in the employees' deferred compensation plan. For the years ended December 31, 2013, 2012 and 2011, expenses (income) for this plan were less than $1 million, $2 million and less than $(1) million, respectively.

DEFERRED COMPENSATION PLAN FOR FORMER JP AGENTS
Eligible former agents of Jefferson-Pilot Corporation may participate in this deferred compensation plan. Participants may elect to defer commissions and bonuses and specify where this deferred compensation will be invested in selected notional mutual funds. Investments held to fund the liabilities are rebalanced to match the funds that have been elected by the participant. The plan obligation increases with contributions, deferrals and investment gains, and decreases with distributions and investment losses. The plan assets increase with investment gains and decrease with investment losses and withdrawals. For the years ended December 31, 2013, 2012 and 2011, expenses (income) for this plan were $2 million, $3 million and $4 million, respectively.



--------------------------------------------------------------------------------
19. STOCK-BASED INCENTIVE COMPENSATION PLANS


Our employees and agents are included in LNC's various incentive plans that provide for the issuance of stock options, performance shares
(performance-vested shares as opposed to time-vested shares), stock appreciation rights ("SARs"), restricted stock units ("RSUs") and restricted stock awards ("nonvested stock"). LNC issues new shares to satisfy option exercises.



Total compensation expense (in millions) for all of our stock-based incentive plans was as follows:

                                          FOR THE YEARS ENDED
                                             DECEMBER 31,
                                      --------------------------
                                      2013       2012       2011
                                      -----     -----      -----
Stock options......................   $  8       $  8       $  8
Performance shares.................     10          5          2
SARs...............................      5          1         --
RSUs and nonvested stock...........     15         17         12
                                      -----     -----      -----
   Total...........................   $ 38       $ 31       $ 22
                                      =====     =====      =====
Recognized tax benefit.............   $ 13       $ 11       $  8
                                      =====     =====      =====


--------------------------------------------------------------------------------
20. STATUTORY INFORMATION AND RESTRICTIONS



We prepare financial statements in accordance with statutory accounting principles ("SAP") prescribed or permitted by the insurance departments of our states of domicile, which may vary materially from GAAP.

Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners ("NAIC") as well as state laws, regulations and administrative rules. Permitted SAP encompasses all accounting practices not so prescribed. The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.



We are subject to the applicable laws and regulations of our respective states. Changes in these laws and regulations could change capital levels or capital requirements for the Company.

Statutory capital and surplus, net gain (loss) from operations, after-tax, net income (loss) and dividends to LNC holding company amounts (in millions) below consist of all or a combination of the following entities: LNL, Lincoln Reinsurance Company of South Carolina, Lincoln Reinsurance Company of South Carolina II, Lincoln Life & Annuity Company of New York ("LLANY"), Lincoln Reinsurance Company of Vermont I, Lincoln Reinsurance Company of Vermont II, Lincoln Reinsurance Company of Vermont III, Lincoln Reinsurance Company of Vermont IV and Lincoln Reinsurance Company of Vermont V.

                                                  AS OF DECEMBER 31,
                                                  ------------------
                                                   2013       2012
                                                  -------   --------
U.S. capital and surplus.....................     $ 7,248   $  6,457

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


20. STATUTORY INFORMATION AND RESTRICTIONS (CONTINUED)



                                          FOR THE YEARS ENDED
                                             DECEMBER 31,
                                     -----------------------------
                                     2013        2012        2011
                                     -----       -----      ------
U.S. net gain (loss) from
   operations, after-tax........     $ 425       $ 649      $  291
U.S. net income (loss)..........       495         600         104
U.S. dividends to LNC
   holding company..............       640         605         800

The decrease in statutory net income (loss) when comparing 2013 to 2012 was due primarily to the effects of reserve financing transactions in 2013.

The increase in statutory net income (loss) when comparing 2012 to 2011 was due primarily to a decrease in realized losses in invested assets, an increase in favorable tax items over prior year and favorable reserve developments in variable annuities due to improvements in the equity market and less volatility in the forward interest rates.

Our states of domicile, Indiana for LNL and New York for LLANY, have adopted certain prescribed accounting practices that differ from those found in NAIC SAP. These prescribed practices are the use of continuous Commissioners Annuity Reserve Valuation Method ("CARVM") in the calculation of reserves as prescribed by the state of New York, the calculation of reserves on universal life policies based on the Indiana universal life method as prescribed by the state of Indiana for policies issued before January, 1, 2006, and the use of a more conservative valuation interest rate on certain annuities prescribed by the states of Indiana and New York. The Vermont insurance subsidiaries also have an accounting practice permitted by the state of Vermont that differs from that found in NAIC SAP. Specifically, the permitted practice involves accounting for the lesser of the face amount of all amounts outstanding under an LOC and the value of the Valuation of Life Insurance Policies Model Regulation ("XXX") additional statutory reserves as an admitted asset and a form of surplus as of December 31, 2013 and 2012.

The favorable (unfavorable) effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed and permitted practices (in millions) were as follows:

                                                  AS OF DECEMBER 31,
                                                  -------------------
                                                   2013       2012
                                                  --------  ---------
Calculation of reserves using the Indiana
   universal life method.....................     $   219   $    249
Calculation of reserves using continuous
   CARVM.....................................          (2)        (2)
Conservative valuation rate on certain
   annuities.................................         (30)       (26)
Lesser of LOC and XXX additional reserve
   as surplus................................       2,635      2,483

During the third quarter of 2013, the New York Department of Financial Services ("NYDFS") announced that it would not recognize the NAIC revisions to Actuarial Guideline 38 in applying the New York law governing the reserves to be held for UL and VUL products containing secondary guarantees. The change, effective December 31, 2013, impacts our New York-domiciled insurance subsidiary, LLANY, notwithstanding that LLANY discontinued the sale of these products in early 2013. We expect to phase in the increase in reserves over five years beginning with 2013. As such, we increased reserves by $90 million as of December 31, 2013. The additional increase in reserves over the next four years is subject to on-going discussions with the NYDFS. However, we do not expect the amount for each of the remaining years to exceed $90 million per year.

The NAIC has adopted Risk-Based Capital ("RBC") requirements for life insurance companies to evaluate the adequacy of statutory capital and surplus in relation to investment and insurance risks. The requirements provide a means of measuring the minimum amount of statutory surplus appropriate for an insurance company to support its overall business operations based on its size and risk profile. Under RBC requirements, regulatory compliance is determined by the ratio of a company's total adjusted capital, as defined by the NAIC, to its company action level of RBC (known as the "RBC ratio"), also as defined by the NAIC. The company action level may be triggered if the RBC ratio is between 75% and 100%, which would require the insurer to submit a plan to the regulator detailing corrective action it proposes to undertake. As of December 31, 2013, the Company's RBC ratio was approximately five times the aforementioned company action level.

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to the holding company. Under Indiana laws and regulations, LNL may pay dividends to LNC without prior approval of the Indiana Insurance Commissioner (the "Commissioner"), only from unassigned surplus and must receive prior approval of the Commissioner to pay a dividend if such dividend, along with all other dividends paid within the preceding 12 consecutive months, would exceed the statutory limitation. The current statutory limitation is the greater of 10% of the insurer's contract holders' surplus, as shown on its last annual statement on file with the Commissioner or the insurer's statutory net gain from operations for the previous 12 months, but in no event to exceed statutory unassigned surplus. Indiana law gives the Commissioner broad discretion to disapprove requests for dividends in excess of these limits. LNL's subsidiary, LLANY, a New York-domiciled insurance company, has similar restrictions, except that in New York it is the lesser of 10% of surplus to contract holders as of the immediately preceding calendar year or net gain from operations for the immediately preceding calendar year, not including realized capital gains. We expect that we could pay dividends of approximately $681 million in 2014 without prior approval from the respective state commissioner.

All payments of principal and interest on surplus notes must be approved by the respective Commissioner of Insurance.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


--------------------------------------------------------------------------------
21. FAIR VALUE OF FINANCIAL INSTRUMENTS


The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

                                                                              AS OF DECEMBER 31, 2013       AS OF DECEMBER 31, 2012
                                                                            --------------------------    --------------------------
                                                                             CARRYING         FAIR         CARRYING         FAIR
                                                                               VALUE          VALUE          VALUE          VALUE
                                                                            ------------   -----------    -----------    -----------
ASSETS
AFS securities:
   Fixed maturity securities...........................................     $    79,178    $   79,178     $   80,254     $   80,254
   VIEs' fixed maturity securities.....................................             697           697            708            708
   Equity securities...................................................             201           201            157            157
Trading securities.....................................................           2,190         2,190          2,437          2,437
Mortgage loans on real estate..........................................           7,029         7,193          6,792          7,446
Derivative investments(1)..............................................             617           617          2,263          2,263
Other investments......................................................           1,208         1,208          1,089          1,089
Cash and invested cash.................................................             630           630          3,278          3,278
Reinsurance related embedded derivatives...............................             159           159             --             --
Other assets -- GLB reserves embedded derivatives(2)...................           1,244         1,244             --             --
Separate account assets................................................         117,135       117,135         95,373         95,373
LIABILITIES
Future contract benefits -- indexed annuity and universal
   life contracts embedded derivatives.................................          (1,048)       (1,048)          (732)          (732)
Other contract holder funds:
   Remaining guaranteed interest and similar contracts.................            (809)         (809)          (867)          (867)
   Account values of certain investment contracts......................         (29,024)      (30,514)       (28,480)       (32,620)
Short-term debt........................................................             (51)          (51)           (32)           (32)
Long-term debt.........................................................          (2,600)       (2,634)        (1,925)        (1,972)
Reinsurance related embedded derivatives...............................              --            --           (184)          (184)
VIEs' liabilities -- derivative instruments............................             (27)          (27)          (128)          (128)
Other liabilities:
   Credit default swaps................................................              (2)           (2)           (11)           (11)
   Derivative liabilities(1)...........................................            (386)         (386)            --             --
   GLB reserves embedded derivatives(2)................................          (1,244)       (1,244)          (909)          (909)
BENEFIT PLANS' ASSETS(3)...............................................             133           133            150            150

--------------
(1) We have master netting agreements with each of our derivative counterparties, which allow for the netting of our derivative asset and liability positions by counterparty.
(2) GLB reserves embedded derivatives are fully ceded to our counterparties. Refer to Note 6 for additional detail.
(3) Included in the funded statuses of the benefit plans, which is reported in other liabilities on our Consolidated Balance Sheets. Refer to Note 17 for additional detail.


VALUATION METHODOLOGIES AND ASSOCIATED INPUTS FOR FINANCIAL INSTRUMENTS NOT CARRIED AT FAIR VALUE

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value on our Consolidated Balance Sheets. Considerable judgment is required to develop these assumptions used to measure fair value. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

MORTGAGE LOANS ON REAL ESTATE
The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt-service coverage, loan-to-value, quality of tenancy, borrower and payment record. The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan's effective interest rate, the loan's market price or the fair value of the collateral if the loan is collateral dependent. The inputs used to measure the fair value of our mortgage loans on real estate are classified as Level 2 within the fair value hierarchy.

OTHER INVESTMENTS
The carrying value of our assets classified as other investments approximates fair value. Other investments include LPs and other privately held investments that are accounted for using the equity method of accounting and the carrying value is based on our proportional share of the net assets of the LPs. The inputs used to measure the fair value of our other investments are classified as Level 3 within the fair value hierarchy.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


21. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)


OTHER CONTRACT HOLDER FUNDS
Other contract holder funds include remaining guaranteed interest and similar contracts and account values of certain investment contracts. The fair value for the remaining guaranteed interest and similar contracts is estimated using discounted cash flow calculations as of the balance sheet date. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued. As of December 31, 2013 and 2012, the remaining guaranteed interest and similar contracts carrying value approximated fair value. The fair value of the account values of certain investment contracts is based on their approximate surrender value as of the balance sheet date. The inputs used to measure the fair value of our other contract holder funds are classified as Level 3 within the fair value hierarchy.



SHORT-TERM AND LONG-TERM DEBT
The fair value of long-term debt is based on quoted market prices. For short-term debt, excluding current maturities of long-term debt, the carrying value approximates fair value. The inputs used to measure the fair value of our short-term and long-term debt are classified as Level 2 within the fair value hierarchy.

FINANCIAL INSTRUMENTS CARRIED AT FAIR VALUE

We did not have any assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2013 or 2012, and we noted no changes in our valuation methodologies between these periods.



The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels described above:

                                                                                          AS OF DECEMBER 31, 2013
                                                                       -------------------------------------------------------------
                                                                          QUOTED
                                                                          PRICES
                                                                         IN ACTIVE
                                                                        MARKETS FOR    SIGNIFICANT      SIGNIFICANT
                                                                         IDENTICAL     OBSERVABLE      UNOBSERVABLE         TOTAL
                                                                          ASSETS         INPUTS           INPUTS            FAIR
                                                                         (LEVEL 1)      (LEVEL 2)        (LEVEL 3)          VALUE
                                                                       ------------    ------------   --------------     -----------
ASSETS
Investments:
   Fixed maturity AFS securities:
      Corporate bonds.............................................       $     60      $    65,421       $   2,960       $   68,441
      U.S. government bonds.......................................            304               21              --              325
      Foreign government bonds....................................             --              464              78              542
      RMBS........................................................             --            4,143               1            4,144
      CMBS........................................................             --              678              20              698
      CLOs........................................................             --               47             178              225
      State and municipal bonds...................................             --            3,796              28            3,824
      Hybrid and redeemable preferred securities..................             39              874              66              979
   VIEs' fixed maturity securities................................            102              595              --              697
   Equity AFS securities..........................................              3               37             161              201
   Trading securities.............................................             --            2,137              53            2,190
   Derivative investments(1)......................................             --              244           1,118            1,362
Cash and invested cash............................................             --              630              --              630
Reinsurance related embedded derivatives..........................             --              159              --              159
Other assets -- GLB reserves embedded derivatives.................             --               --           1,244            1,244
Separate account assets...........................................          1,766          115,369              --          117,135
                                                                       ------------    ------------   --------------     -----------
        Total assets..............................................       $  2,274      $   194,615       $   5,907       $  202,796
                                                                       ============    ============   ==============     ===========
LIABILITIES
Future contract benefits -- indexed annuity and universal life
   contracts embedded derivatives.................................       $     --      $        --       $  (1,048)      $   (1,048)
VIEs' liabilities -- derivative instruments.......................             --               --             (27)             (27)
Other liabilities:
   Credit default swaps...........................................             --               --              (2)              (2)
   Derivative liabilities(1)......................................             --             (879)           (252)          (1,131)
   GLB reserves embedded derivatives..............................             --               --          (1,244)          (1,244)
                                                                       ------------    ------------   --------------     -----------
        Total liabilities.........................................       $     --      $      (879)      $  (2,573)      $   (3,452)
                                                                       ============    ============   ==============     ===========
BENEFIT PLANS' ASSETS.............................................       $     --      $       133       $      --       $      133
                                                                       ============    ============   ==============     ===========

--------------
(1) Derivative investment assets and liabilities presented within the fair value hierarchy are presented on a gross basis by derivative type and not on a master netting basis by counterparty.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


21. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)


                                                                                          AS OF DECEMBER 31, 2012
                                                                       -------------------------------------------------------------
                                                                          QUOTED
                                                                          PRICES
                                                                         IN ACTIVE
                                                                        MARKETS FOR    SIGNIFICANT      SIGNIFICANT
                                                                         IDENTICAL     OBSERVABLE      UNOBSERVABLE         TOTAL
                                                                          ASSETS         INPUTS           INPUTS            FAIR
                                                                         (LEVEL 1)      (LEVEL 2)        (LEVEL 3)          VALUE
                                                                       ------------    ------------   --------------     -----------
ASSETS
Investments:
   Fixed maturity AFS securities:
      Corporate bonds.............................................       $     65      $    64,654       $   2,065       $   66,784
      U.S. government bonds.......................................            362               30               1              393
      Foreign government bonds....................................             --              594              46              640
      RMBS........................................................             --            5,880               3            5,883
      CMBS........................................................             --              928              27              955
      CLOs........................................................             --               26             154              180
      State and municipal bonds...................................             --            4,211              32            4,243
      Hybrid and redeemable preferred securities..................             30            1,030             116            1,176
   VIEs' fixed maturity securities................................            110              598              --              708
   Equity AFS securities..........................................             44               26              87              157
   Trading securities.............................................              2            2,379              56            2,437
   Derivative investments.........................................             --              347           1,916            2,263
Cash and invested cash............................................             --            3,278              --            3,278
Separate account assets...........................................          1,519           93,854              --           95,373
                                                                       ------------    ------------   --------------     -----------
        Total assets..............................................       $  2,132      $   177,835       $   4,503       $  184,470
                                                                       ============    ============   ==============     ===========
LIABILITIES
Future contract benefits -- indexed annuity and universal
   indexed annuity and universal life contracts...................       $     --      $        --       $    (732)      $     (732)
Reinsurance related embedded derivatives..........................             --             (184)             --             (184)
VIEs' liabilities -- derivative instruments.......................             --               --            (128)            (128)
Other liabilities:
   Credit default swaps...........................................             --               --             (11)             (11)
   GLB reserves embedded derivatives..............................             --               --            (909)            (909)
                                                                       ------------    ------------   --------------     -----------
        Total liabilities.........................................       $     --      $      (184)      $  (1,780)      $   (1,964)
                                                                       ============    ============   ==============     ===========
BENEFIT PLANS' ASSETS.............................................       $     16      $       134       $      --       $      150
                                                                       ============    ============   ==============     ===========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


21. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)



The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy. This summary excludes any effect of amortization of DAC, VOBA, DSI and DFEL. The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology.

                                                                           FOR THE YEAR ENDED DECEMBER 31, 2013
                                                        ----------------------------------------------------------------------------
                                                                                               PURCHASES,
                                                                                     GAINS     ISSUANCES,     TRANSFERS
                                                                         ITEMS     (LOSSES)      SALES,         IN OR
                                                                       INCLUDED       IN       MATURITIES,       OUT
                                                         BEGINNING        IN          OCI     SETTLEMENTS,       OF         ENDING
                                                           FAIR           NET         AND        CALLS,       LEVEL 3,       FAIR
                                                           VALUE        INCOME     OTHER(1)        NET        NET(2)(3)      VALUE
                                                        ----------    ----------   --------   ------------   -----------  ----------
Investments:(4)
   Fixed maturity AFS securities:
      Corporate bonds.................................   $  2,065     $     (17)   $    --      $  1,026      $    (114)   $  2,960
      U.S. government bonds...........................          1            --         --            (1)            --          --
      Foreign government bonds........................         46            --         (1)           33             --          78
      RMBS............................................          3            --         --            (2)            --           1
      CMBS............................................         27            --          6            (5)            (8)         20
      CLOs............................................        154            (1)         4            50            (29)        178
      State and municipal bonds.......................         32            --         (4)           --             --          28
      Hybrid and redeemable preferred securities......        116            --         13           (33)           (30)         66
   Equity AFS securities..............................         87            (1)         2            73             --         161
   Trading securities.................................         56             2         (7)           (6)             8          53
   Derivative investments.............................      1,916          (681)      (194)         (175)            --         866
Other assets -- GLB reserves embedded derivatives(5)..        909        (2,153)        --            --          2,488       1,244
Future contract benefits -- index annuity and
   universal life contracts embedded derivatives(5)...       (732)         (356)        --            40             --      (1,048)
VIEs' liabilities -- derivative instruments(6)........       (128)          101         --            --             --         (27)
Other liabilities:
   Credit default swaps(7)............................        (11)            9         --            --             --          (2)
   GLB reserves embedded derivatives(5)...............       (909)        2,153         --            --         (2,488)     (1,244)
                                                        ----------    ----------   --------   ------------   -----------  ----------
        Total, net....................................   $  3,632     $    (944)   $  (181)     $  1,000      $    (173)   $  3,334
                                                        ==========    ==========   ========   ============   ===========  ==========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


21. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)



                                                                            FOR THE YEAR ENDED DECEMBER 31, 2012
                                                        ----------------------------------------------------------------------------
                                                                                                PURCHASES,
                                                                                     GAINS      ISSUANCES,     TRANSFERS
                                                                         ITEMS     (LOSSES)       SALES,         IN OR
                                                                       INCLUDED       IN        MATURITIES,       OUT
                                                          BEGINNING       IN          OCI      SETTLEMENTS,       OF         ENDING
                                                            FAIR          NET         AND         CALLS,       LEVEL 3,       FAIR
                                                            VALUE       INCOME     OTHER(1)         NET         NET(2)        VALUE
                                                        -----------    ---------   --------    ------------   ----------   ---------
Investments:(4)
   Fixed maturity AFS securities:
      Corporate bonds................................    $   2,423     $    (25)    $   35       $   274       $  (642)    $  2,065
      U.S. government bonds..........................            1           --         --            --            --            1
      Foreign government bonds.......................           97           --         --            (5)          (46)          46
      RMBS...........................................          158           (3)         3            (8)         (147)           3
      CMBS...........................................           31          (11)        16           (11)            2           27
      CLOs...........................................          101           (2)         8            61           (14)         154
      State and municipal bonds......................           --           --         --            32            --           32
      Hybrid and redeemable preferred securities.....           99           (1)        23            --            (5)         116
   Equity AFS securities.............................           56           (8)        13            26            --           87
   Trading securities................................           67            3          4            (2)          (16)          56
   Derivative investments............................        2,484         (823)        73           182            --        1,916
 Future contract benefits -- index annuity and
   universal life contracts embedded derivatives(5)..         (399)        (136)        --          (197)           --         (732)
 VIEs' liabilities -- derivative instruments(6)......         (291)         163         --            --            --         (128)
Other liabilities:
   Credit default swaps(7)...........................          (16)           5         --            --            --          (11)
   GLB reserves embedded derivatives(5)..............       (2,217)       1,308         --            --            --         (909)
                                                        -----------    ---------   --------    ------------   ----------   ---------
        Total, net...................................    $   2,594     $    470     $  175       $   352       $  (868)    $  2,723
                                                        ===========    =========   ========    ============   ==========   =========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


21. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)



                                                                             FOR THE YEAR ENDED DECEMBER 31, 2011
                                                           -------------------------------------------------------------------------
                                                                                                PURCHASES,
                                                                                      GAINS     ISSUANCES,     TRANSFERS
                                                                           ITEMS    (LOSSES)      SALES,         IN OR
                                                                         INCLUDED      IN       MATURITIES,       OUT
                                                            BEGINNING       IN         OCI     SETTLEMENTS,       OF        ENDING
                                                              FAIR          NET        AND        CALLS,       LEVEL 3,      FAIR
                                                              VALUE       INCOME    OTHER(1)        NET         NET(2)       VALUE
                                                           ----------   ----------  --------   ------------   ----------   ---------
Investments:(4)
   Fixed maturity AFS securities:
      Corporate bonds....................................   $  2,353    $       3    $   42       $ (134)       $  159     $  2,423
      U.S. government bonds..............................          2           --        --           (1)           --            1
      Foreign government bonds...........................        113           --         4           (3)          (17)          97
      RMBS...............................................        119           (3)        6           36            --          158
      CMBS...............................................        102          (62)       61          (74)            4           31
      CLOs...............................................        171           19       (17)         (72)           --          101
      Hybrid and redeemable preferred securities.........        114           (1)       (5)          (7)           (2)          99
   Equity AFS securities.................................         91            8       (12)           3           (34)          56
   Trading securities....................................         74            3         1           (7)           (4)          67
   Derivative investments................................      1,494          495       383          112            --        2,484
Future contract benefits -- index annuity
   and universal life contracts embedded derivatives(5)..       (497)           5        --           93            --         (399)
VIEs' liabilities -- derivative instruments(6)...........       (209)         (82)       --           --            --         (291)
Other liabilities:
   Credit default swaps(7)...............................        (16)          (6)       --            6            --          (16)
   GLB reserves embedded derivatives(5)..................       (408)      (1,809)       --           --            --       (2,217)
                                                           ----------   ----------  --------   ------------   ----------   ---------
        Total, net.......................................   $  3,503    $  (1,430)   $  463       $  (48)       $  106     $  2,594
                                                           ==========   ==========  ========   ============   ==========   =========
Benefit plans' assets(8).................................   $      6    $      --    $   --       $   (6)       $   --     $     --
                                                           ==========   ==========  ========   ============   ==========   =========

--------------
(1) The changes in fair value of the interest rate swaps are offset by an adjustment to derivative investments (see Note 6).
(2) Transfers in or out of Level 3 for AFS and trading securities are displayed at amortized cost as of the beginning-of-year. For AFS and trading securities, the difference between beginning-of-year amortized cost and beginning-of-year fair value was included in OCI and earnings, respectively, in prior years.
(3) Transfers in or out of Level 3 for GLB reserves embedded derivatives represent reclassifications between other assets and other liabilities on our Consolidated Balance Sheets.
(4) Amortization and accretion of premiums and discounts are included in net investment income on our Consolidated Statements of Comprehensive Income
      (Loss). Gains (losses) from sales, maturities, settlements and calls and OTTI are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(5) Gains (losses) from sales, maturities, settlements and calls are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(6) The changes in fair value of the credit default swaps and contingency forwards are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(7) Gains (losses) from sales, maturities, settlements and calls are included in net investment income on our Consolidated Statements of Comprehensive Income (Loss).
(8) The expected return on plan assets is reported in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


21. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)



The following provides the components of the items included in issuances, sales, maturities, settlements and calls, net, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, (in millions) as reported above:

                                                                           FOR THE YEAR ENDED DECEMBER 31, 2013
                                                       -----------------------------------------------------------------------------
                                                        ISSUANCES      SALES      MATURITIES      SETTLEMENTS     CALLS      TOTAL
                                                       ----------     -------     ----------     ------------    ------    ---------
Investments:
   Fixed maturity AFS securities:
     Corporate bonds.................................   $  1,235      $  (51)      $   (44)        $   (45)      $ (69)    $  1,026
     U.S. government bonds...........................         --          --            --              (1)         --           (1)
     Foreign government bonds........................         50          --           (17)             --          --           33
     RMBS............................................         --          --            --              (2)         --           (2)
     CMBS............................................         --          --            --              (3)         (2)          (5)
     CLOs............................................         74          --            --             (24)         --           50
     Hybrid and redeemable preferred securities......         --         (33)           --              --          --          (33)
   Equity AFS securities.............................         78          (5)           --              --          --           73
   Trading securities................................         --          (3)           (1)             (2)         --           (6)
   Derivative investments............................        152         (23)         (304)             --          --         (175)
Future contract benefits -- indexed annuity and
   universal life contracts embedded derivatives.....        (68)         --            --             108          --           40
                                                       ----------     -------     ----------     ------------    ------    ---------
        Total, net...................................   $  1,521      $ (115)      $  (366)        $    31       $ (71)    $  1,000
                                                       ==========     =======     ==========     ============    ======    =========

                                                                           FOR THE YEAR ENDED DECEMBER 31, 2012
                                                       -----------------------------------------------------------------------------
                                                        ISSUANCES      SALES      MATURITIES      SETTLEMENTS     CALLS      TOTAL
                                                       ----------     -------     ----------     ------------    ------    ---------
Investments:
   Fixed maturity AFS securities:
     Corporate bonds.................................   $    363      $  (26)      $    (6)        $   (51)      $  (6)    $    274
     Foreign government bonds........................         --          --            (5)             --          --           (5)
     RMBS............................................         --          --            (6)             (2)         --           (8)
     CMBS............................................         --          --            --             (11)         --          (11)
     CLOs............................................         72          --            --             (11)         --           61
     State and municipal bonds.......................         32          --            --              --          --           32
   Equity AFS securities.............................         26          --            --              --          --           26
   Trading securities................................         --          --            --              (2)         --           (2)
   Derivative investments............................        454         (34)         (238)             --          --          182
Future contract benefits -- indexed annuity and
   universal life contracts embedded derivatives.....        (99)         --            --             (98)         --         (197)
                                                       ----------     -------     ----------     ------------    ------    ---------
        Total, net...................................   $    848      $  (60)      $  (255)        $  (175)      $  (6)    $    352
                                                       ==========     =======     ==========     ============    ======    =========

                                                                           FOR THE YEAR ENDED DECEMBER 31, 2011
                                                       -----------------------------------------------------------------------------
                                                        ISSUANCES      SALES      MATURITIES      SETTLEMENTS     CALLS      TOTAL
                                                       ----------     -------     ----------     ------------    ------    ---------
Investments:
   Fixed maturity AFS securities:
     Corporate bonds.................................   $    237      $ (216)      $   (15)        $   (51)      $ (89)    $   (134)
     U.S. government bonds...........................         --          --            --              (1)         --           (1)
     Foreign government bonds........................         --          (3)           --              --          --           (3)
     RMBS............................................         51          --            --             (15)         --           36
     CMBS............................................         --         (50)           --             (24)         --          (74)
     CLOs............................................         --         (33)           --             (39)         --          (72)
     Hybrid and redeemable preferred securities......          9         (16)           --              --          --           (7)
   Equity AFS securities.............................         19         (16)           --              --          --            3
   Trading securities................................         --          (2)           --              (5)         --           (7)
   Derivative investments............................        396          (7)         (277)             --          --          112
Future contract benefits -- indexed annuity and
   universal life contracts embedded derivatives.....        (59)         --            --             152          --           93
Other liabilities -- credit default swaps............         --           6            --              --          --            6
                                                       ----------     -------     ----------     ------------    ------    ---------
        Total, net...................................   $    653      $ (337)      $  (292)        $    17       $ (89)    $    (48)
                                                       ==========     =======     ==========     ============    ======    =========
Benefit plans' assets................................   $     --      $   (3)      $    (3)        $    --       $  --     $     (6)
                                                       ==========     =======     ==========     ============    ======    =========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


21. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)


The following summarizes changes in unrealized gains (losses) included in net income, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

                                             FOR THE YEARS ENDED
                                                DECEMBER 31,
                                      ----------------------------------
                                        2013        2012         2011
                                      ----------   --------   ----------
Investments:(1)
   Derivative investments..........   $    (753)   $  (823)   $     472
Other assets -- GLB
   reserves embedded
   derivatives(1)..................      (2,444)        --           --
Future contract
   benefits -- indexed
   annuity and universal life
   contracts embedded
   derivatives(1)..................         (44)       (10)          (1)
VIEs' liabilities -- derivative
   instruments(1)..................         101        163          (82)
Other liabilities:
   Credit default swaps(2).........           9          6           (8)
   GLB reserves embedded
      derivatives(1)...............       2,444      1,472       (1,615)
                                      ----------   --------   ----------
      Total, net...................   $    (687)   $   808    $  (1,234)
                                      ==========   ========   ==========

--------------
(1) Included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(2) Included in net investment income on our Consolidated Statements of Comprehensive Income (Loss).

The following provides the components of the transfers in and out of Level 3 (in millions) as reported above:

                                              FOR THE YEAR ENDED
                                               DECEMBER 31, 2013
                                       --------------------------------
                                        TRANSFERS   TRANSFERS
                                          IN TO      OUT OF
                                         LEVEL 3     LEVEL 3     TOTAL
                                       ----------  ----------   -------
Investments:
   Fixed maturity AFS securities:
      Corporate bonds................    $  367      $ (481)    $ (114)
      CMBS...........................        --          (8)        (8)
      CLOs...........................        --         (29)       (29)
      Hybrid and redeemable
         preferred securities........        20         (50)       (30)
   Trading securities................         8          --          8
                                       ----------  ----------   -------
         Total, net..................    $  395      $ (568)    $ (173)
                                       ==========  ==========   =======



                                              FOR THE YEAR ENDED
                                               DECEMBER 31, 2012
                                       --------------------------------
                                        TRANSFERS   TRANSFERS
                                          IN TO      OUT OF
                                         LEVEL 3     LEVEL 3     TOTAL
                                       ----------  ----------   -------
Investments:
   Fixed maturity AFS securities:
      Corporate bonds................    $   35      $ (677)    $ (642)
      Foreign government
         bonds.......................        --         (46)       (46)
      RMBS...........................        --        (147)      (147)
      CMBS...........................         5          (3)         2
      CLOs...........................         6         (20)       (14)
      Hybrid and redeemable
         preferred securities........        35         (40)        (5)
   Trading securities................         2         (18)       (16)
                                       ----------  ----------   -------
         Total, net..................    $   83      $ (951)    $ (868)
                                       ==========  ==========   =======

                                              FOR THE YEAR ENDED
                                               DECEMBER 31, 2011
                                       --------------------------------
                                        TRANSFERS   TRANSFERS
                                          IN TO      OUT OF
                                         LEVEL 3     LEVEL 3     TOTAL
                                       ----------  ----------   -------
Investments:
   Fixed maturity AFS securities:
      Corporate bonds................    $  246      $  (87)    $  159
      Foreign government
         bonds.......................        --         (17)       (17)
      CMBS...........................         4          --          4
      Hybrid and redeemable
         preferred securities........        18         (20)        (2)
   Equity AFS securities.............         1         (35)       (34)
   Trading securities................         1          (5)        (4)
                                       ----------  ----------   -------
         Total, net..................    $  270      $ (164)    $  106
                                       ==========  ==========   =======

Transfers in and out of Level 3 are generally the result of observable market information on a security no longer being available or becoming available to our pricing vendors. For the years ended December 31, 2013, 2012 and 2011, our corporate bonds and RMBS transfers in and out were attributable primarily to the securities' observable market information no longer being available or becoming available. Transfers in and out of Levels 1 and 2 are generally the result of a change in the type of input used to measure the fair value of an asset or liability at the end of the reporting period. When quoted prices in active markets become available, transfers from Level 2 to Level 1 will result. When quoted prices in active markets become unavailable, but we are able to employ a valuation methodology using significant observable inputs, transfers from Level 1 to Level 2 will result. For the years ended December 31, 2013, 2012 and 2011, the transfers between Levels 1 and 2 of the fair value hierarchy were less than $1 million for our financial instruments carried at fair value.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


21. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)


The following summarizes the fair value (in millions), valuation techniques and significant unobservable inputs of the Level 3 fair value measurements as of December 31, 2013:

                                           FAIR                VALUATION                        SIGNIFICANT
                                           VALUE               TECHNIQUE                    UNOBSERVABLE INPUTS
                                        -----------  ---------------------------  --------------------------------------
ASSETS
Investments:
   Fixed maturity AFS and trading
      securities:
         Corporate bonds..............  $   1,064      Discounted cash flow       Liquidity/duration adjustment(1)
         Foreign government bonds.....         78      Discounted cash flow       Liquidity/duration adjustment(1)
         Hybrid and redeemable
            preferred securities......         20      Discounted cash flow       Liquidity/duration adjustment(1)
   Equity AFS and trading securities..         28      Discounted cash flow       Liquidity/duration adjustment(1)
Other Assets -- GLB reserves
   embedded derivatives...............      1,244      Discounted cash flow       Long-term lapse rate(2)
                                                                                  Utilization of guaranteed
                                                                                     withdrawals(3)
                                                                                  Claims utilization factor(4)
                                                                                  Premiums utilization factor(4)
                                                                                  NPR(5)
                                                                                  Mortality rate(6)
                                                                                  Volatility(7)
LIABILITIES
Future contract benefits -- Indexed
   annuity and universal life
   contracts embedded derivatives.....     (1,048)     Discounted cash flow       Lapse rate(2)
                                                                                  Mortality rate(6)
Other Liabilities -- GLB reserves
   embedded derivatives...............     (1,244)     Discounted cash flow       Long-term lapse rate(2)
                                                                                  Utilization of guaranteed
                                                                                     withdrawals(3)
                                                                                  Claims utilization factor(4)
                                                                                  Premiums utilization factor(4)
                                                                                  NPR(5)
                                                                                  Mortality rate(6)
                                                                                  Volatility(7)

                                          ASSUMPTION OR
                                          INPUT RANGES
                                        -----------------
ASSETS
Investments:
   Fixed maturity AFS and trading
      securities:
         Corporate bonds..............  0.8% - 10.6%
         Foreign government bonds.....  2.3% - 3.9%
         Hybrid and redeemable
            preferred securities......  2.4%
   Equity AFS and trading securities..  4.3% - 5.9%
Other Assets -- GLB reserves
   embedded derivatives...............  1% - 27%

                                        90% - 100%
                                        60% - 100%
                                        77% - 132%
                                        0% - 0.53%
                                        (8)
                                        1% - 28%
LIABILITIES
Future contract benefits -- Indexed
   annuity and universal life
   contracts embedded derivatives.....  1% - 15%
                                        (9)
Other Liabilities -- GLB reserves
   embedded derivatives...............  1% - 27%

                                        90% - 100%
                                        60% - 100%
                                        77% - 132%
                                        0% - 0.53%
                                        (8)
                                        1% - 28%

---------------
(1) The liquidity/duration adjustment input represents an estimated market participant composite of adjustments attributable to liquidity premiums, expected durations, structures and credit quality that would be applied to the market observable information of an investment.
(2) The lapse rate input represents the estimated probability of a contract surrendering during a year, and thereby forgoing any future benefits. The range for indexed annuity and universal life contracts represents the lapse rates during the surrender charge period.
(3) The utilization of guaranteed withdrawals input represents the estimated percentage of contract holders that utilize the guaranteed withdrawal feature.
(4) The utilization factors are applied to the present value of claims or premiums, as appropriate, in the GLB reserve calculation to estimate the impact of inefficient withdrawal behavior, including taking less than or more than the maximum guaranteed withdrawal.
(5) The NPR input represents the estimated additional credit spread that market participants would apply to the market observable discount rate when pricing a contract.
(6) The mortality rate input represents the estimated probability of when an individual belonging to a particular group, categorized according to age or some other factor such as gender, will die.
(7) The volatility input represents overall volatilities assumed for the underlying variable annuity funds, which include a mixture of equity and fixed-income assets. Fair value of the variable annuity GLB embedded derivatives would increase if higher volatilities were used for valuation.
(8) The mortality rate is based on a combination of company and industry experience, adjusted for improvement factors.
(9) Based on the "Annuity 2000 Mortality Table" developed by the Society of Actuaries Committee on Life Insurance Research that was adopted by the National Association of Insurance Commissioners in 1996 for our mortality input.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


21. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)


From the table above, we have excluded Level 3 fair value measurements obtained from independent, third-party pricing sources. We do not develop the significant inputs used to measure the fair value of these assets and liabilities, and the information regarding the significant inputs is not readily available to us. Independent broker-quoted fair values are non-binding quotes developed by market makers or broker-dealers obtained from third-party sources recognized as market participants. The fair value of a broker-quoted asset or liability is based solely on the receipt of an updated quote from a single market maker or a broker-dealer recognized as a market participant as we do not adjust broker quotes when used as the fair value measurement for an asset or liability. Significant increases or decreases in any of the broker quotes received may result in a significantly higher or lower fair value measurement.

Changes in any of the significant inputs presented in the table above may result in a significant change in the fair value measurement of the asset or liability as follows:

  - INVESTMENTS - An increase in the liquidity/duration adjustment input would result in a decrease in the fair value measurement.


  - INDEXED ANNUITY AND UNIVERSAL LIFE CONTRACTS EMBEDDED DERIVATIVES - An increase in the lapse rate or mortality rate inputs would result in a decrease in the fair value measurement.
  - GLB RESERVES EMBEDDED DERIVATIVES - Assuming our GLB reserves embedded derivatives are in a liability position: an increase in our lapse rate, NPR or mortality rate inputs would result in a decrease in the fair value measurement; and an increase in the utilization of guarantee withdrawal or volatility inputs would result in an increase in the fair value measurement.

For each category discussed above, the unobservable inputs are not inter-related; therefore, a directional change in one input will not affect the other inputs.

As part of our on-going valuation process, we assess the reasonableness of our valuation techniques or models and make adjustments as necessary. For more information, see "Summary of Significant Accounting Policies" above.



--------------------------------------------------------------------------------
22. SEGMENT INFORMATION


We provide products and services and report results through our Annuities, Retirement Plan Services, Life Insurance and Group Protection segments. We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments. Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business. The following is a brief description of these segments and Other Operations.

The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering fixed (including indexed) and variable annuities.

The Retirement Plan Services segment provides employer-sponsored defined benefit and individual retirement accounts, as well as individual and group variable annuities, group fixed annuities and mutual-fund based programs in the retirement plan marketplace.

The Life Insurance segment focuses in the creation and protection of wealth through life insurance products, including term insurance, a linked-benefit product (which is a UL policy linked with riders that provide for long-term care costs), indexed UL and both single and survivorship versions of UL and VUL, including corporate-owned UL and VUL insurance and bank-owned UL and VUL insurance products.

The Group Protection segment offers group non-medical insurance products, principally term life, universal life, disability, dental, vision, accident and critical illness insurance to the employer market place through various forms of employee-paid and employer-paid plans. Its products are marketed primarily through a national distribution system of regional group offices. These offices develop business through employee benefit brokers, third-party administrators and other employee benefit firms.

Other Operations includes investments related to our excess capital; investments in media properties and other corporate investments; benefit plan net liability; the unamortized deferred gain on indemnity reinsurance related to the sale of reinsurance; the results of certain disability income business; our run-off Institutional Pension business, the majority of which was sold on a group annuity basis; and debt costs.

Segment operating revenues and income (loss) from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments. Income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:

  - Realized gains and losses associated with the following ("excluded realized gain (loss)"):
    - Sales or disposals of securities;
    - Impairments of securities;
    - Changes in the fair value of derivatives, embedded derivatives within certain reinsurance arrangements and trading securities;
    - Changes in the fair value of the derivatives we own to hedge our GDB riders within our variable annuities;
    - Changes in the fair value of the embedded derivatives of our GLB riders accounted for at fair value, net of the change in the fair value of the derivatives we own to hedge them; and
    - Changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for at fair value;

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


22. SEGMENT INFORMATION (CONTINUED)


  - Changes in reserves resulting from benefit ratio unlocking on our GDB and GLB riders;
  - Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
  - Gains (losses) on early extinguishment of debt;
  - Losses from the impairment of intangible assets;
  - Income (loss) from discontinued operations; and
  - Income (loss) from the initial adoption of new accounting standards.

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

  - Excluded realized gain (loss);
  - Revenue adjustments from the initial adoption of new accounting standards;
  - Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking; and
  - Amortization of deferred gains arising from reserve changes on business sold through reinsurance.

We use our prevailing corporate federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure. Operating revenues and income (loss) from operations do not replace revenues and net income as the GAAP measures of our consolidated results of operations.

Segment information (in millions) was as follows:

                                            FOR THE YEARS ENDED
                                               DECEMBER 31,
                                      -------------------------------
                                        2013        2012       2011
                                      ---------  ----------  --------
REVENUES
Operating revenues:
   Annuities......................    $  3,044   $   2,713   $ 2,588
   Retirement Plan Services.......       1,061       1,015       988
   Life Insurance.................       4,781       4,820     4,347
   Group Protection...............       2,260       2,090     1,938
   Other Operations...............         392         411       449
Excluded realized gain (loss),
   pre-tax........................         (81)       (235)     (342)
Amortization of deferred gain
   arising from reserve changes
   on business sold through
   reinsurance, pre-tax...........           3           3         3
                                      ---------  ----------  --------
      Total revenues..............    $ 11,460   $  10,817   $ 9,971
                                      =========  ==========  ========



                                            FOR THE YEARS ENDED
                                               DECEMBER 31,
                                       ----------------------------
                                         2013      2012      2011
                                       --------   --------  -------
NET INCOME (LOSS)
Income (loss) from operations:
   Annuities......................     $   715    $   608   $  549
   Retirement Plan Services.......         135        131      146
   Life Insurance.................         464        538      463
   Group Protection...............          71         72       97
   Other Operations...............          (5)       (39)     (28)
Excluded realized gain (loss),
   after-tax......................         (53)      (152)    (222)
Income (loss) from reserve
   changes (net of related
   amortization) on business
   sold through reinsurance,
   after-tax......................           2          2        2
Impairment of intangibles,
   after-tax......................          --          2     (744)
                                       --------   --------  -------
      Net income (loss)...........     $ 1,329    $ 1,162   $  263
                                       ========   ========  =======

                                           FOR THE YEARS ENDED
                                              DECEMBER 31,
                                      ----------------------------
                                        2013      2012       2011
                                      -------    -------   -------
NET INVESTMENT INCOME
Annuities.........................    $ 1,022    $ 1,058   $ 1,091
Retirement Plan Services..........        825        797       792
Life Insurance....................      2,317      2,297     2,168
Group Protection..................        165        161       152
Other Operations..................        232        238       287
                                      -------    -------   -------
   Total net investment
      income......................    $ 4,561    $ 4,551   $ 4,490
                                      =======    =======   =======

                                            FOR THE YEARS ENDED
                                               DECEMBER 31,
                                        --------------------------
                                         2013      2012       2011
                                        -----     -------    -----
AMORTIZATION OF DAC AND
   VOBA, NET OF INTEREST
Annuities.........................      $ 374     $   307    $ 335
Retirement Plan Services..........         48          42       33
Life Insurance....................        441         609      416
Group Protection..................         53          48       39
                                        -----     -------    -----
   Total amortization of DAC
      and VOBA, net of
      interest....................      $ 916     $ 1,006    $ 823
                                        =====     =======    =====

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


22. SEGMENT INFORMATION (CONTINUED)



                                              FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                           ------------------------
                                            2013    2012     2011
                                           ------   ------  -------
FEDERAL INCOME TAX
   EXPENSE (BENEFIT)
Annuities...........................       $ 159    $ 117   $   92
Retirement Plan Services............          46       29       56
Life Insurance......................         225      326      202
Group Protection....................          38       38       52
Other Operations....................          (9)     (82)     (13)
Excluded realized gain (loss).......         (29)     (83)    (120)
Reserve changes (net of related
   amortization) on business
   sold through reinsurance.........           1        1        1
Impairment of intangibles...........          --       (2)      --
                                           ------   ------  -------
   Total federal income tax
      expense (benefit).............       $ 431    $ 344   $  270
                                           ======   ======  =======



                                                AS OF DECEMBER 31,
                                              ----------------------
                                                 2013        2012
                                              ----------  ----------
ASSETS
Annuities.................................    $  119,147  $  107,872
Retirement Plan Services..................        32,367      30,654
Life Insurance............................        67,470      62,867
Group Protection..........................         3,865       3,733
Other Operations..........................        14,659      13,254
                                              ----------  ----------
   Total assets...........................    $  237,508  $  218,380
                                              ==========  ==========


--------------------------------------------------------------------------------
23. SUPPLEMENTAL DISCLOSURES OF CASH FLOW DATA


The following summarizes our supplemental cash flow data (in millions):

                                              FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                           -------------------------
                                            2013     2012     2011
                                           -------  -------  -------
Interest paid............................  $   91   $  134   $   88
Income taxes paid (received).............      (6)     136      159
Significant non-cash investing
   and financing transactions:
   Exchange of surplus note for
      promissory note with affiliate:
      Carrying value of asset............  $  360   $   --   $   --
      Carrying value of liability........    (360)      --       --
                                           -------  -------  -------
        Net asset (liability) from
           exchange......................  $   --   $   --   $   --
                                           =======  =======  =======
   Reinsurance ceded:
      Carrying value of assets...........  $   11   $  367   $   --
      Carrying value of liabilities......      11     (367)      --
                                           -------  -------  -------
        Total reinsurance ceded..........  $   22   $   --   $   --
                                           =======  =======  =======
   Reinsurance recaptured:
      Carrying value of assets...........  $   --   $  (34)  $  243
      Carrying value of liabilities......      --      (84)    (441)
                                           -------  -------  -------
        Total reinsurance recaptured.....  $   --   $ (118)  $ (198)
                                           =======  =======  =======
   Reinsurance novated:
      Carrying value of assets...........  $   --   $   --   $   --
      Carrying value of liabilities......      --      (26)      --
                                           -------  -------  -------
        Total reinsurance novated........  $   --   $  (26)  $   --
                                           =======  =======  =======
   Capital contributions:
      Carrying value of assets (includes
        cash and invested cash)..........  $   --   $   --   $   10
      Carrying value of liabilities......      --       --       --
                                           -------  -------  -------
        Total capital contributions......  $   --   $   --   $   10
                                           =======  =======  =======

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


--------------------------------------------------------------------------------
24. TRANSACTIONS WITH AFFILIATES


Transactions with affiliates (in millions) recorded on our consolidated financial statements were as follows:

                                                      AS OF DECEMBER 31,
                                                     --------------------
                                                       2013        2012
                                                     ---------   --------
Assets with affiliates:
   Accrued inter-company interest
      receivable(1)................................  $      2    $     --
   Bonds(2)........................................       773         100
   Ceded reinsurance contracts(3)..................       315       2,887
   Ceded reinsurance contracts(4)..................       268           9
   Ceded reinsurance contracts(5)..................        51          --
   Cash management agreement
      investment(5)................................       777         748
   Promissory note due from LNC(2).................       100          --
   Service agreement receivable(5).................         5          15
Liabilities with affiliates:
   Accrued inter-company interest
      payable(6)...................................         4          --
   Assumed reinsurance contracts(7)................       407         438
   Ceded reinsurance contracts(4)..................        --         183
   Ceded reinsurance contracts(8)..................     2,244       4,252
   Ceded reinsurance contracts(6)..................      (202)         --
   Inter-company short-term debt(9)................        51          28
   Inter-company long-term debt(10)................     2,350       1,679

                                              FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                         ----------------------------
                                           2013     2012      2011
                                         --------  -------  ---------
Revenues with affiliates:
   Premiums received on assumed
      (paid on ceded) reinsurance
      contracts(11)....................  $  (318)  $ (188)  $   (335)
   Net investment income on
      intercompany notes(12)...........        5       --         --
   Fees for management of general
      account(12)......................     (103)     (92)        --
Realized gains (losses) on
ceded reinsurance contracts:(13)
   GLB reserves embedded
      derivatives......................   (2,153)      --         --
   Reinsurance related settlements.....    2,110       --         --
   Other gains (losses)................      242       --         --
Benefits and expenses with affiliates:
   Reinsurance (recoveries) benefits
      on ceded reinsurance
      contracts(14)....................     (205)    (433)    (1,181)
   Service agreement payments(15)......      100      114         75
   Interest expense on
      inter-company debt(16)...........       92      109        107

--------------
(1)   Reported in accrued investment income on our Consolidated Balance
      Sheets.
(2)   Reported in fixed maturity AFS securities on our Consolidated Balance
      Sheets.
(3)   Reported in reinsurance recoverables on our Consolidated Balance
      Sheets.
(4) Reported in reinsurance related embedded derivatives on our Consolidated Balance Sheets.


(5)  Reported in other assets on our Consolidated Balance Sheets.
(6)  Reported in other liabilities on our Consolidated Balance Sheets.
(7)  Reported in future contract benefits on our Consolidated Balance Sheets.
(8) Reported in funds withheld reinsurance liabilities on our Consolidated Balance Sheets.
 (9) Reported in short-term debt on our Consolidated Balance Sheets.
(10) Reported in long-term debt on our Consolidated Balance Sheets.
(11) Reported in insurance premiums on our Consolidated Statements of Comprehensive Income (Loss).
(12) Reported in net investment income on our Consolidated Statements of Comprehensive Income (Loss).
(13) Reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(14) Reported in benefits on our Consolidated Statements of Comprehensive Income (Loss).
(15) Reported in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).
(16) Reported in interest and debt expense on our Consolidated Statements of Comprehensive Income (Loss).

BONDS
LNC issues bonds to us for a predetermined face value to be repaid by LNC at a predetermined maturity with a specified interest rate.

CASH MANAGEMENT AGREEMENT
In order to manage our capital more efficiently, we participate in an inter-company cash management program where LNC can lend to or borrow from us to meet short-term borrowing needs. The cash management program is essentially a series of demand loans, which are permitted under applicable insurance laws, among LNC and its affiliates that reduces overall borrowing costs by allowing LNC and its subsidiaries to access internal resources instead of incurring third-party transaction costs. The borrowing and lending limit is currently 3% of our admitted assets as of our most recent year end.

SERVICE AGREEMENT
In accordance with service agreements with LNC and other subsidiaries of LNC for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and receive an allocation of corporate overhead. Corporate overhead expenses are allocated based on specific methodologies for each function. The majority of the expenses are allocated based on the following methodologies: headcount, capital, investments by product, weighted policies in force, and sales.

FEES FOR MANAGEMENT OF GENERAL ACCOUNT
On January 4, 2010, LNC closed on a purchase and sale agreement pursuant to which all of the outstanding capital stock of Delaware Management Holdings, Inc. ("Delaware") was sold. In addition, we entered into investment advisory agreements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)


24. TRANSACTIONS WITH AFFILIATES (CONTINUED)


with Delaware, pursuant to which Delaware will continue to manage the majority of our general account insurance assets.

Effective January 1, 2012, LNL entered into an Investment Advisory Agreement with Lincoln Investment Management Company ("LIMCO"), also a wholly-owned subsidiary of LNC. LIMCO provides investment advisory services to LNL and enters into sub-advisory agreements with other third-party investment advisers.


CEDED REINSURANCE CONTRACTS
As discussed in Note 9, we cede insurance contracts to and assume insurance contracts from affiliated companies. We cede certain guaranteed benefit risks (including certain GDB and GWB benefits) to LNBAR. As discussed in Note 6, we cede the change in the GLB reserves embedded derivatives and the related hedge results to LNBAR. As discussed in Note 3, we also cede the risks for no-lapse benefit guarantees under certain UL contracts to LNBAR.

Substantially all reinsurance ceded to affiliated companies is with unauthorized companies. To take reserve credit for such reinsurance, we hold assets from the reinsurer, including funds held under reinsurance treaties, and are the beneficiary of LOCs aggregating to $651 million and $76 million as of December 31, 2013 and 2012, respectively. The LOCs are obtained by the affiliate reinsurer and issued by banks in order for the Company to recognize the reserve credit.



--------------------------------------------------------------------------------
25. SUBSEQUENT EVENTS


On March 26, 2014, LNL paid a cash dividend in the amount of $150 million to LNC.

         LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT R

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT R

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2013



                                                                                                            MORTALITY &
                                                                                             CONTRACT       EXPENSE
                                                            CONTRACT                         REDEMPTIONS    GUARANTEE
                                                            PURCHASES                        DUE TO         CHARGES PAYABLE
                                                            DUE FROM THE                     THE LINCOLN    TO THE LINCOLN
                                                            LINCOLN NATIONAL                 NATIONAL LIFE  NATIONAL LIFE
                                                            LIFE INSURANCE                   INSURANCE      INSURANCE
SUBACCOUNT                                     INVESTMENTS  COMPANY            TOTAL ASSETS  COMPANY        COMPANY
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class A        $   1,033,199    $        --     $   1,033,199   $      --         $    17
ABVPSF Growth and Income Class A                 9,130,515             --         9,130,515       7,464             181
ABVPSF International Value Class A               2,868,716             --         2,868,716          --              43
ABVPSF Large Cap Growth Class A                  2,155,320             --         2,155,320          --              47
ABVPSF Small/Mid Cap Value Class A              14,290,950          2,059        14,293,009          --             253
American Century VP Inflation
   Protection Class I                            9,305,571             --         9,305,571       9,093             179
American Funds Global Growth Class 2            14,793,878         92,874        14,886,752          --             256
American Funds Global Small
   Capitalization Class 2                       13,689,379          4,769        13,694,148          --             259
American Funds Growth Class 2                   63,495,527         13,794        63,509,321          --           1,236
American Funds Growth-Income Class 2            52,157,033        113,560        52,270,593          --             993
American Funds International Class 2            30,967,612         39,716        31,007,328          --             543
BlackRock Global Allocation V.I. Class I        29,226,155         92,887        29,319,042          --             396
Delaware VIP Diversified Income
   Standard Class                               20,381,673         92,874        20,474,547          --             357
Delaware VIP Emerging Markets
   Standard Class                               22,123,772             --        22,123,772       3,606             384
Delaware VIP High Yield Standard Class          19,203,040             --        19,203,040       4,543             369
Delaware VIP Limited-Term Diversified
   Income Standard Class                         3,611,231            221         3,611,452          --              45
Delaware VIP REIT Standard Class                14,035,052          4,218        14,039,270          --             267
Delaware VIP Small Cap Value
   Standard Class                               25,610,606         13,261        25,623,867          --             520
Delaware VIP Smid Cap Growth
   Standard Class                               21,055,823          6,550        21,062,373          --             427
Delaware VIP U.S. Growth
   Standard Class                                5,280,018             --         5,280,018          --              94
Delaware VIP Value Standard Class               19,735,428            777        19,736,205          --             358
DWS Alternative Asset Allocation
   VIP Class A                                   1,091,586             --         1,091,586          --              17
DWS Equity 500 Index VIP Class A                51,470,586          2,322        51,472,908          --           1,080
DWS Small Cap Index VIP Class A                  7,690,407            389         7,690,796          --             158
Fidelity VIP Asset Manager Initial Class           959,729             --           959,729          43              21
Fidelity VIP Contrafund Service Class           46,090,032             --        46,090,032       8,209             868
Fidelity VIP Equity-Income Initial Class         2,412,864             --         2,412,864          --              53
Fidelity VIP Equity-Income Service Class         2,242,441             --         2,242,441          --              48
Fidelity VIP Growth Service Class               10,425,749             --        10,425,749         112             207
Fidelity VIP Growth Opportunities
   Service Class                                 1,921,309             --         1,921,309          --              42
Fidelity VIP High Income Service Class           2,386,171             --         2,386,171          --              52
Fidelity VIP Investment Grade Bond
   Initial Class                                 2,808,379             --         2,808,379          --              62
Fidelity VIP Mid Cap Service Class               7,592,245            138         7,592,383          --             120
Fidelity VIP Overseas Service Class              4,238,049             77         4,238,126          --              83
FTVIPT Franklin Income
   Securities Class 1                            9,847,457         92,887         9,940,344          --             147
FTVIPT Franklin Small-Mid Cap
   Growth Securities Class 1                     5,579,300            576         5,579,876          --             107
FTVIPT Mutual Shares Securities Class 1          3,963,016             --         3,963,016          --              55
FTVIPT Templeton Foreign
   Securities Class 1                            2,941,071             --         2,941,071          --              64
FTVIPT Templeton Foreign
   Securities Class 2                            5,266,346            275         5,266,621          --             115









SUBACCOUNT                                     NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class A        $   1,033,182
ABVPSF Growth and Income Class A                 9,122,870
ABVPSF International Value Class A               2,868,673
ABVPSF Large Cap Growth Class A                  2,155,273
ABVPSF Small/Mid Cap Value Class A              14,292,756
American Century VP Inflation
   Protection Class I                            9,296,299
American Funds Global Growth Class 2            14,886,496
American Funds Global Small
   Capitalization Class 2                       13,693,889
American Funds Growth Class 2                   63,508,085
American Funds Growth-Income Class 2            52,269,600
American Funds International Class 2            31,006,785
BlackRock Global Allocation V.I. Class I        29,318,646
Delaware VIP Diversified Income
   Standard Class                               20,474,190
Delaware VIP Emerging Markets
   Standard Class                               22,119,782
Delaware VIP High Yield Standard Class          19,198,128
Delaware VIP Limited-Term Diversified
   Income Standard Class                         3,611,407
Delaware VIP REIT Standard Class                14,039,003
Delaware VIP Small Cap Value
   Standard Class                               25,623,347
Delaware VIP Smid Cap Growth
   Standard Class                               21,061,946
Delaware VIP U.S. Growth
   Standard Class                                5,279,924
Delaware VIP Value Standard Class               19,735,847
DWS Alternative Asset Allocation
   VIP Class A                                   1,091,569
DWS Equity 500 Index VIP Class A                51,471,828
DWS Small Cap Index VIP Class A                  7,690,638
Fidelity VIP Asset Manager Initial Class           959,665
Fidelity VIP Contrafund Service Class           46,080,955
Fidelity VIP Equity-Income Initial Class         2,412,811
Fidelity VIP Equity-Income Service Class         2,242,393
Fidelity VIP Growth Service Class               10,425,430
Fidelity VIP Growth Opportunities
   Service Class                                 1,921,267
Fidelity VIP High Income Service Class           2,386,119
Fidelity VIP Investment Grade Bond
   Initial Class                                 2,808,317
Fidelity VIP Mid Cap Service Class               7,592,263
Fidelity VIP Overseas Service Class              4,238,043
FTVIPT Franklin Income
   Securities Class 1                            9,940,197
FTVIPT Franklin Small-Mid Cap
   Growth Securities Class 1                     5,579,769
FTVIPT Mutual Shares Securities Class 1          3,962,961
FTVIPT Templeton Foreign
   Securities Class 1                            2,941,007
FTVIPT Templeton Foreign
   Securities Class 2                            5,266,506



See accompanying notes.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT R

DECEMBER 31, 2013



                                                                                                           MORTALITY &
                                                                                            CONTRACT       EXPENSE
                                                           CONTRACT                         REDEMPTIONS    GUARANTEE
                                                           PURCHASES                        DUE TO         CHARGES PAYABLE
                                                           DUE FROM THE                     THE LINCOLN    TO THE LINCOLN
                                                           LINCOLN NATIONAL                 NATIONAL LIFE  NATIONAL LIFE
                                                           LIFE INSURANCE                   INSURANCE      INSURANCE
SUBACCOUNT                                    INVESTMENTS  COMPANY            TOTAL ASSETS  COMPANY        COMPANY
------------------------------------------------------------------------------------------------------------------------------------
FTVIPT Templeton Global Bond
   Securities Class 1                       $   6,296,098    $        --     $   6,296,098   $      --         $   113
FTVIPT Templeton Growth
   Securities Class 1                           4,251,336          2,443         4,253,779          --              83
FTVIPT Templeton Growth
   Securities Class 2                           1,673,497             --         1,673,497          --              37
Invesco V.I. American Franchise Series I       10,708,651             56        10,708,707          --             233
Invesco V.I. Core Equity Series I              14,900,436          5,203        14,905,639          --             325
Invesco V.I. Diversified Income Series I          596,565             --           596,565          --              13
Invesco V.I. International Growth Series I      6,465,579             --         6,465,579       5,884             141
Janus Aspen Balanced Institutional Class       10,704,456          6,786        10,711,242          --             234
Janus Aspen Balanced Service Class              2,394,735             --         2,394,735          --              51
Janus Aspen Enterprise Service Class            2,109,077             --         2,109,077          --              45
Janus Aspen Global Research
   Institutional Class                          8,334,386          7,991         8,342,377          --             182
Janus Aspen Global Research
   Service Class                                2,009,422             77         2,009,499          --              44
Janus Aspen Global Technology
   Service Class                                4,405,279             --         4,405,279          --              96
LVIP Baron Growth Opportunities
   Standard Class                                 465,014             --           465,014          --               9
LVIP Baron Growth Opportunities
   Service Class                                9,338,595             --         9,338,595       9,408             169
LVIP BlackRock Emerging Markets RPM
   Standard Class                                 249,201             --           249,201          --               3
LVIP BlackRock Equity Dividend RPM
   Standard Class                               8,736,743         92,887         8,829,630          --             154
LVIP BlackRock Inflation Protected Bond
   Standard Class                               2,802,469             --         2,802,469          --              35
LVIP Capital Growth Standard Class              1,176,329             --         1,176,329          --              15
LVIP Clarion Global Real Estate
   Standard Class                               2,565,589             --         2,565,589          --              42
LVIP Columbia Small-Mid Cap Growth
   RPM Standard Class                           3,118,339             --         3,118,339          --              49
LVIP Delaware Bond Standard Class              45,198,905             --        45,198,905      10,310             866
LVIP Delaware Diversified Floating Rate
   Standard Class                               3,426,350             --         3,426,350          --              45
LVIP Delaware Foundation Aggressive
   Allocation Standard Class                    3,602,070             --         3,602,070          --              67
LVIP Delaware Growth and Income
   Standard Class                                 864,860             --           864,860          --              14
LVIP Delaware Social Awareness
   Standard Class                               1,187,641             --         1,187,641          --              23
LVIP Delaware Special Opportunities
   Standard Class                               1,457,121             --         1,457,121          --              23
LVIP Dimensional Non-U.S. Equity RPM
   Standard Class                               1,157,783             --         1,157,783          --              19
LVIP Dimensional U.S. Equity RPM
   Standard Class                               1,983,489             --         1,983,489          --              32
LVIP Dimensional/Vanguard Total Bond
   Standard Class                               1,582,836             --         1,582,836          --              21
LVIP Global Income Standard Class               2,258,443         92,887         2,351,330          --              31
LVIP JPMorgan High Yield Standard Class         2,733,787         92,887         2,826,674          --              32









SUBACCOUNT                                    NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
FTVIPT Templeton Global Bond
   Securities Class 1                       $   6,295,985
FTVIPT Templeton Growth
   Securities Class 1                           4,253,696
FTVIPT Templeton Growth
   Securities Class 2                           1,673,460
Invesco V.I. American Franchise Series I       10,708,474
Invesco V.I. Core Equity Series I              14,905,314
Invesco V.I. Diversified Income Series I          596,552
Invesco V.I. International Growth Series I      6,459,554
Janus Aspen Balanced Institutional Class       10,711,008
Janus Aspen Balanced Service Class              2,394,684
Janus Aspen Enterprise Service Class            2,109,032
Janus Aspen Global Research
   Institutional Class                          8,342,195
Janus Aspen Global Research
   Service Class                                2,009,455
Janus Aspen Global Technology
   Service Class                                4,405,183
LVIP Baron Growth Opportunities
   Standard Class                                 465,005
LVIP Baron Growth Opportunities
   Service Class                                9,329,018
LVIP BlackRock Emerging Markets RPM
   Standard Class                                 249,198
LVIP BlackRock Equity Dividend RPM
   Standard Class                               8,829,476
LVIP BlackRock Inflation Protected Bond
   Standard Class                               2,802,434
LVIP Capital Growth Standard Class              1,176,314
LVIP Clarion Global Real Estate
   Standard Class                               2,565,547
LVIP Columbia Small-Mid Cap Growth
   RPM Standard Class                           3,118,290
LVIP Delaware Bond Standard Class              45,187,729
LVIP Delaware Diversified Floating Rate
   Standard Class                               3,426,305
LVIP Delaware Foundation Aggressive
   Allocation Standard Class                    3,602,003
LVIP Delaware Growth and Income
   Standard Class                                 864,846
LVIP Delaware Social Awareness
   Standard Class                               1,187,618
LVIP Delaware Special Opportunities
   Standard Class                               1,457,098
LVIP Dimensional Non-U.S. Equity RPM
   Standard Class                               1,157,764
LVIP Dimensional U.S. Equity RPM
   Standard Class                               1,983,457
LVIP Dimensional/Vanguard Total Bond
   Standard Class                               1,582,815
LVIP Global Income Standard Class               2,351,299
LVIP JPMorgan High Yield Standard Class         2,826,642



See accompanying notes.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT R

DECEMBER 31, 2013



                                                                                                           MORTALITY &
                                                                                            CONTRACT       EXPENSE
                                                           CONTRACT                         REDEMPTIONS    GUARANTEE
                                                           PURCHASES                        DUE TO         CHARGES PAYABLE
                                                           DUE FROM THE                     THE LINCOLN    TO THE LINCOLN
                                                           LINCOLN NATIONAL                 NATIONAL LIFE  NATIONAL LIFE
                                                           LIFE INSURANCE                   INSURANCE      INSURANCE
SUBACCOUNT                                    INVESTMENTS  COMPANY            TOTAL ASSETS  COMPANY        COMPANY
------------------------------------------------------------------------------------------------------------------------------------
LVIP JPMorgan Mid Cap Value RPM
   Standard Class                           $   1,643,448    $        --     $   1,643,448   $      --         $    26
LVIP Managed Risk Profile 2010
   Standard Class                                 643,688             --           643,688          --              11
LVIP Managed Risk Profile 2020
   Standard Class                                 979,506             --           979,506          --              18
LVIP Managed Risk Profile 2030
   Standard Class                               1,755,986             --         1,755,986          --              31
LVIP Managed Risk Profile 2040
   Standard Class                               1,050,582             --         1,050,582          44              22
LVIP Managed Risk Profile Conservative
   Standard Class                               5,442,108             --         5,442,108          --             100
LVIP Managed Risk Profile Growth
   Standard Class                              22,061,423         23,057        22,084,480          --             322
LVIP Managed Risk Profile Moderate
   Standard Class                              31,839,716             --        31,839,716          --             464
LVIP MFS International Growth
   Standard Class                               2,748,270         92,887         2,841,157          --              42
LVIP MFS Value Standard Class                   7,749,171             --         7,749,171          --             116
LVIP Mid-Cap Value Standard Class               2,347,992          2,370         2,350,362          --              36
LVIP Mondrian International Value
   Standard Class                               9,599,020         30,217         9,629,237          --             164
LVIP Money Market Standard Class               52,523,396      2,183,590        54,706,986          --             859
LVIP SSgA Bond Index Standard Class             2,704,526             --         2,704,526          --              42
LVIP SSgA Conservative Index Allocation
   Standard Class                               2,697,073             --         2,697,073          --              44
LVIP SSgA Conservative Structured
   Allocation Standard Class                    1,378,244             --         1,378,244          --              22
LVIP SSgA Developed International
   150 Standard Class                             729,145         92,887           822,032          --               9
LVIP SSgA Emerging Markets 100
   Standard Class                               3,432,499             --         3,432,499          --              55
LVIP SSgA Global Tactical Allocation
   RPM Standard Class                           5,188,136             --         5,188,136          --              84
LVIP SSgA International Index
   Standard Class                               3,629,635             --         3,629,635          --              56
LVIP SSgA Large Cap 100 Standard Class            786,791         92,887           879,678          --              12
LVIP SSgA Moderate Index Allocation
   Standard Class                               4,390,397             --         4,390,397          --              62
LVIP SSgA Moderate Structured
   Allocation Standard Class                    6,322,567             --         6,322,567          --              90
LVIP SSgA Moderately Aggressive Index
   Allocation Standard Class                    5,794,663             --         5,794,663          --              94
LVIP SSgA Moderately Aggressive
   Structured Allocation Standard Class         2,606,714             --         2,606,714          --              38
LVIP SSgA S&P 500 Index Standard Class         20,888,325        107,770        20,996,095          --             295
LVIP SSgA Small-Cap Index
   Standard Class                               3,807,933         22,737         3,830,670          --              51
LVIP SSgA Small-Mid Cap 200
   Standard Class                               2,452,933             --         2,452,933          --              38
LVIP T. Rowe Price Growth Stock
   Standard Class                               2,637,017             --         2,637,017          --              36
LVIP T. Rowe Price Structured Mid-Cap
   Growth Standard Class                        3,845,570             --         3,845,570          --              69









SUBACCOUNT                                    NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
LVIP JPMorgan Mid Cap Value RPM
   Standard Class                           $   1,643,422
LVIP Managed Risk Profile 2010
   Standard Class                                 643,677
LVIP Managed Risk Profile 2020
   Standard Class                                 979,488
LVIP Managed Risk Profile 2030
   Standard Class                               1,755,955
LVIP Managed Risk Profile 2040
   Standard Class                               1,050,516
LVIP Managed Risk Profile Conservative
   Standard Class                               5,442,008
LVIP Managed Risk Profile Growth
   Standard Class                              22,084,158
LVIP Managed Risk Profile Moderate
   Standard Class                              31,839,252
LVIP MFS International Growth
   Standard Class                               2,841,115
LVIP MFS Value Standard Class                   7,749,055
LVIP Mid-Cap Value Standard Class               2,350,326
LVIP Mondrian International Value
   Standard Class                               9,629,073
LVIP Money Market Standard Class               54,706,127
LVIP SSgA Bond Index Standard Class             2,704,484
LVIP SSgA Conservative Index Allocation
   Standard Class                               2,697,029
LVIP SSgA Conservative Structured
   Allocation Standard Class                    1,378,222
LVIP SSgA Developed International
   150 Standard Class                             822,023
LVIP SSgA Emerging Markets 100
   Standard Class                               3,432,444
LVIP SSgA Global Tactical Allocation
   RPM Standard Class                           5,188,052
LVIP SSgA International Index
   Standard Class                               3,629,579
LVIP SSgA Large Cap 100 Standard Class            879,666
LVIP SSgA Moderate Index Allocation
   Standard Class                               4,390,335
LVIP SSgA Moderate Structured
   Allocation Standard Class                    6,322,477
LVIP SSgA Moderately Aggressive Index
   Allocation Standard Class                    5,794,569
LVIP SSgA Moderately Aggressive
   Structured Allocation Standard Class         2,606,676
LVIP SSgA S&P 500 Index Standard Class         20,995,800
LVIP SSgA Small-Cap Index
   Standard Class                               3,830,619
LVIP SSgA Small-Mid Cap 200
   Standard Class                               2,452,895
LVIP T. Rowe Price Growth Stock
   Standard Class                               2,636,981
LVIP T. Rowe Price Structured Mid-Cap
   Growth Standard Class                        3,845,501



See accompanying notes.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT R

DECEMBER 31, 2013



                                                                                                          MORTALITY &
                                                                                           CONTRACT       EXPENSE
                                                          CONTRACT                         REDEMPTIONS    GUARANTEE
                                                          PURCHASES                        DUE TO         CHARGES PAYABLE
                                                          DUE FROM THE                     THE LINCOLN    TO THE LINCOLN
                                                          LINCOLN NATIONAL                 NATIONAL LIFE  NATIONAL LIFE
                                                          LIFE INSURANCE                   INSURANCE      INSURANCE
SUBACCOUNT                                   INVESTMENTS  COMPANY            TOTAL ASSETS  COMPANY        COMPANY
------------------------------------------------------------------------------------------------------------------------------------
LVIP Templeton Growth RPM
   Standard Class                          $   1,428,466    $        --     $   1,428,466   $      --         $    21
LVIP UBS Large Cap Growth RPM
   Standard Class                              3,775,226          4,600         3,779,826          --              69
LVIP Vanguard Domestic Equity ETF
   Standard Class                              2,218,968             --         2,218,968          --              33
LVIP Vanguard International Equity ETF
   Standard Class                              1,960,172             --         1,960,172          --              28
M Capital Appreciation                         1,461,962             --         1,461,962          --              27
M International Equity                         1,865,525             --         1,865,525          --              36
M Large Cap Growth                             1,422,909             --         1,422,909          --              26
M Large Cap Value                                722,119             --           722,119          --              11
MFS VIT Core Equity Initial Class              1,451,799          1,536         1,453,335          --              31
MFS VIT Growth Initial Class                  10,981,036          5,378        10,986,414          --             217
MFS VIT Total Return Initial Class            17,572,799             --        17,572,799          --             364
MFS VIT Utilities Initial Class               16,248,083             --        16,248,083       4,567             329
NB AMT Large Cap Value I Class                 1,938,946             --         1,938,946      14,180              42
NB AMT Mid Cap Growth I Class                 16,086,752            653        16,087,405          --             338
NB AMT Mid Cap Intrinsic Value I Class         3,795,042            576         3,795,618          --              75
PIMCO VIT CommodityRealReturn
   Strategy Administrative Class               4,554,210             --         4,554,210          --              62
Putnam VT Global Health Care Class IB          1,610,693             --         1,610,693          --              35
Putnam VT Growth & Income Class IB             1,439,858             --         1,439,858          --              31









SUBACCOUNT                                   NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
LVIP Templeton Growth RPM
   Standard Class                          $   1,428,445
LVIP UBS Large Cap Growth RPM
   Standard Class                              3,779,757
LVIP Vanguard Domestic Equity ETF
   Standard Class                              2,218,935
LVIP Vanguard International Equity ETF
   Standard Class                              1,960,144
M Capital Appreciation                         1,461,935
M International Equity                         1,865,489
M Large Cap Growth                             1,422,883
M Large Cap Value                                722,108
MFS VIT Core Equity Initial Class              1,453,304
MFS VIT Growth Initial Class                  10,986,197
MFS VIT Total Return Initial Class            17,572,435
MFS VIT Utilities Initial Class               16,243,187
NB AMT Large Cap Value I Class                 1,924,724
NB AMT Mid Cap Growth I Class                 16,087,067
NB AMT Mid Cap Intrinsic Value I Class         3,795,543
PIMCO VIT CommodityRealReturn
   Strategy Administrative Class               4,554,148
Putnam VT Global Health Care Class IB          1,610,658
Putnam VT Growth & Income Class IB             1,439,827



See accompanying notes.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT R

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2013




                                                                    DIVIDENDS
                                                                    FROM         MORTALITY AND       NET            NET REALIZED
                                                                    INVESTMENT   EXPENSE             INVESTMENT     GAIN (LOSS)
SUBACCOUNT                                                          INCOME       GUARANTEE CHARGES   INCOME (LOSS)  ON INVESTMENTS
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class A                               $     2,599      $    (6,353)     $    (3,754)   $     60,526
ABVPSF Growth and Income Class A                                        106,883          (58,956)          47,927         189,985
ABVPSF International Value Class A                                      169,516          (15,754)         153,762         (80,137)
ABVPSF Large Cap Growth Class A                                           1,403          (14,874)         (13,471)         45,532
ABVPSF Small/Mid Cap Value Class A                                       77,507          (80,791)          (3,284)        573,549
American Century VP Inflation Protection Class I                        172,804          (67,276)         105,528          44,474
American Funds Global Growth Class 2                                    162,290          (77,467)          84,823         251,343
American Funds Global Small Capitalization Class 2                      105,399          (85,239)          20,160         225,927
American Funds Growth Class 2                                           532,102         (402,239)         129,863       1,189,915
American Funds Growth-Income Class 2                                    628,235         (318,062)         310,173       1,012,000
American Funds International Class 2                                    376,957         (169,923)         207,034         380,289
BlackRock Global Allocation V.I. Class I                                320,360         (104,696)         215,664         171,798
Delaware VIP Diversified Income Standard Class                          463,370         (126,890)         336,480         (49,969)
Delaware VIP Emerging Markets Standard Class                            309,576         (124,891)         184,685         213,004
Delaware VIP High Yield Standard Class                                1,321,732         (126,235)       1,195,497         140,601
Delaware VIP Limited-Term Diversified Income Standard Class              44,756          (14,454)          30,302             827
Delaware VIP REIT Standard Class                                        203,380          (93,293)         110,087         118,429
Delaware VIP Small Cap Value Standard Class                             165,971         (173,588)          (7,617)        936,032
Delaware VIP Smid Cap Growth Standard Class                               4,085         (129,158)        (125,073)        414,392
Delaware VIP U.S. Growth Standard Class                                  13,501          (26,681)         (13,180)        106,316
Delaware VIP Value Standard Class                                       281,725         (111,740)         169,985         357,729
DWS Alternative Asset Allocation VIP Class A                             17,686           (5,151)          12,535           3,502
DWS Equity 500 Index VIP Class A                                        836,498         (360,748)         475,750       1,369,993
DWS Small Cap Index VIP Class A                                         114,241          (51,169)          63,072         188,590
Fidelity VIP Asset Manager Initial Class                                 14,451           (7,050)           7,401          10,688
Fidelity VIP Contrafund Service Class                                   408,976         (280,299)         128,677       1,173,251
Fidelity VIP Equity-Income Initial Class                                 56,557          (18,416)          38,141          23,585
Fidelity VIP Equity-Income Service Class                                 50,410          (16,333)          34,077          11,299
Fidelity VIP Growth Service Class                                        17,540          (62,546)         (45,006)        216,599
Fidelity VIP Growth Opportunities Service Class                           3,335          (13,386)         (10,051)         63,130
Fidelity VIP High Income Service Class                                  135,021          (18,489)         116,532           7,775
Fidelity VIP Investment Grade Bond Initial Class                         66,909          (24,733)          42,176           5,662
Fidelity VIP Mid Cap Service Class                                       27,572          (34,127)          (6,555)        145,048
Fidelity VIP Overseas Service Class                                      47,336          (25,795)          21,541          31,506
FTVIPT Franklin Income Securities Class 1                               409,414          (37,340)         372,074         107,456
FTVIPT Franklin Small-Mid Cap Growth Securities Class 1                      --          (34,569)         (34,569)        140,197
FTVIPT Mutual Shares Securities Class 1                                  79,895          (17,312)          62,583          67,234
FTVIPT Templeton Foreign Securities Class 1                              71,052          (22,664)          48,388          39,257
FTVIPT Templeton Foreign Securities Class 2                             115,284          (38,675)          76,609          67,024
FTVIPT Templeton Global Bond Securities Class 1                         314,359          (43,570)         270,789         103,085
FTVIPT Templeton Growth Securities Class 1                              108,762          (27,310)          81,452          42,039
FTVIPT Templeton Growth Securities Class 2                               42,078          (12,322)          29,756          42,865
Invesco V.I. American Franchise Series I                                 41,233          (75,334)         (34,101)        179,019
Invesco V.I. Core Equity Series I                                       191,021         (111,322)          79,699         425,111
Invesco V.I. Diversified Income Series I                                 29,072           (4,834)          24,238          (4,856)
Invesco V.I. International Growth Series I                               73,393          (49,987)          23,406         289,259
Janus Aspen Balanced Institutional Class                                150,412          (78,236)          72,176          97,512
Janus Aspen Balanced Service Class                                       29,745          (17,720)          12,025          20,024
Janus Aspen Enterprise Service Class                                      6,861          (14,872)          (8,011)        101,837
Janus Aspen Global Research Institutional Class                          90,963          (60,538)          30,425         117,594
Janus Aspen Global Research Service Class                                20,144          (14,765)           5,379          48,632
Janus Aspen Global Technology Service Class                                  --          (30,499)         (30,499)        105,449
LVIP Baron Growth Opportunities Standard Class                            1,665           (2,406)            (741)          6,697
LVIP Baron Growth Opportunities Service Class                            32,162          (48,742)         (16,580)        268,698
LVIP BlackRock Emerging Markets RPM Standard Class                        1,477             (166)           1,311              30
LVIP BlackRock Equity Dividend RPM Standard Class                       121,536          (45,872)          75,664         136,365
LVIP BlackRock Inflation Protected Bond Standard Class                   12,712           (9,763)           2,949         (11,330)


                                                                    DIVIDENDS                     NET CHANGE       NET INCREASE
                                                                    FROM          TOTAL           IN UNREALIZED    (DECREASE) IN
                                                                    NET REALIZED  NET REALIZED    APPRECIATION OR  NET ASSETS
                                                                    GAIN ON       GAIN (LOSS)     DEPRECIATION     RESULTING
SUBACCOUNT                                                          INVESTMENTS   ON INVESTMENTS  ON INVESTMENTS   FROM OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class A                               $         --   $    60,526     $     152,251    $     209,023
ABVPSF Growth and Income Class A                                              --       189,985         2,117,374        2,355,286
ABVPSF International Value Class A                                            --       (80,137)          508,756          582,381
ABVPSF Large Cap Growth Class A                                               --        45,532           552,809          584,870
ABVPSF Small/Mid Cap Value Class A                                       719,456     1,293,005         2,468,589        3,758,310
American Century VP Inflation Protection Class I                         353,998       398,472        (1,381,630)        (877,630)
American Funds Global Growth Class 2                                          --       251,343         2,792,664        3,128,830
American Funds Global Small Capitalization Class 2                            --       225,927         2,666,689        2,912,776
American Funds Growth Class 2                                                 --     1,189,915        13,078,778       14,398,556
American Funds Growth-Income Class 2                                          --     1,012,000        11,429,632       12,751,805
American Funds International Class 2                                          --       380,289         4,508,257        5,095,580
BlackRock Global Allocation V.I. Class I                               1,008,862     1,180,660         1,483,394        2,879,718
Delaware VIP Diversified Income Standard Class                           269,111       219,142          (955,090)        (399,468)
Delaware VIP Emerging Markets Standard Class                                  --       213,004         1,409,890        1,807,579
Delaware VIP High Yield Standard Class                                        --       140,601           125,033        1,461,131
Delaware VIP Limited-Term Diversified Income Standard Class                   --           827           (70,722)         (39,593)
Delaware VIP REIT Standard Class                                              --       118,429          (164,805)          63,711
Delaware VIP Small Cap Value Standard Class                            1,052,349     1,988,381         4,492,521        6,473,285
Delaware VIP Smid Cap Growth Standard Class                              907,387     1,321,779         4,656,275        5,852,981
Delaware VIP U.S. Growth Standard Class                                  148,160       254,476           954,147        1,195,443
Delaware VIP Value Standard Class                                             --       357,729         4,081,469        4,609,183
DWS Alternative Asset Allocation VIP Class A                                  --         3,502           (11,172)           4,865
DWS Equity 500 Index VIP Class A                                         993,648     2,363,641         9,691,648       12,531,039
DWS Small Cap Index VIP Class A                                          274,624       463,214         1,612,279        2,138,565
Fidelity VIP Asset Manager Initial Class                                   2,245        12,933           103,261          123,595
Fidelity VIP Contrafund Service Class                                     11,990     1,185,241         9,289,703       10,603,621
Fidelity VIP Equity-Income Initial Class                                 149,936       173,521           333,552          545,214
Fidelity VIP Equity-Income Service Class                                 139,301       150,600           307,037          491,714
Fidelity VIP Growth Service Class                                          6,329       222,928         2,396,580        2,574,502
Fidelity VIP Growth Opportunities Service Class                              897        64,027           464,312          518,288
Fidelity VIP High Income Service Class                                        --         7,775           (10,837)         113,470
Fidelity VIP Investment Grade Bond Initial Class                          34,318        39,980          (163,959)         (81,803)
Fidelity VIP Mid Cap Service Class                                       851,218       996,266           791,965        1,781,676
Fidelity VIP Overseas Service Class                                       14,062        45,568           880,621          947,730
FTVIPT Franklin Income Securities Class 1                                     --       107,456           431,795          911,325
FTVIPT Franklin Small-Mid Cap Growth Securities Class 1                  302,310       442,507         1,155,582        1,563,520
FTVIPT Mutual Shares Securities Class 1                                       --        67,234           696,689          826,506
FTVIPT Templeton Foreign Securities Class 1                                   --        39,257           483,371          571,016
FTVIPT Templeton Foreign Securities Class 2                                   --        67,024           831,258          974,891
FTVIPT Templeton Global Bond Securities Class 1                           77,962       181,047          (361,291)          90,545
FTVIPT Templeton Growth Securities Class 1                                    --        42,039           888,695        1,012,186
FTVIPT Templeton Growth Securities Class 2                                    --        42,865           327,561          400,182
Invesco V.I. American Franchise Series I                                      --       179,019         3,005,077        3,149,995
Invesco V.I. Core Equity Series I                                             --       425,111         2,910,284        3,415,094
Invesco V.I. Diversified Income Series I                                      --        (4,856)          (23,496)          (4,114)
Invesco V.I. International Growth Series I                                    --       289,259           724,653        1,037,318
Janus Aspen Balanced Institutional Class                                 550,734       648,246         1,000,270        1,720,692
Janus Aspen Balanced Service Class                                       120,565       140,589           235,332          387,946
Janus Aspen Enterprise Service Class                                          --       101,837           417,767          511,593
Janus Aspen Global Research Institutional Class                               --       117,594         1,686,923        1,834,942
Janus Aspen Global Research Service Class                                     --        48,632           389,248          443,259
Janus Aspen Global Technology Service Class                                   --       105,449         1,070,484        1,145,434
LVIP Baron Growth Opportunities Standard Class                            31,190        37,887            71,668          108,814
LVIP Baron Growth Opportunities Service Class                            604,787       873,485         1,482,004        2,338,909
LVIP BlackRock Emerging Markets RPM Standard Class                            --            30            (1,058)             283
LVIP BlackRock Equity Dividend RPM Standard Class                             --       136,365           870,738        1,082,767
LVIP BlackRock Inflation Protected Bond Standard Class                    60,348        49,018          (253,215)        (201,248)



See accompanying notes.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT R

YEAR ENDED DECEMBER 31, 2013




                                                                            DIVIDENDS
                                                                            FROM         MORTALITY AND       NET
                                                                            INVESTMENT   EXPENSE             INVESTMENT
SUBACCOUNT                                                                  INCOME       GUARANTEE CHARGES   INCOME (LOSS)
------------------------------------------------------------------------------------------------------------------------------------
LVIP Capital Growth Standard Class                                          $        --      $    (4,521)     $    (4,521)
LVIP Clarion Global Real Estate Standard Class                                       --          (13,659)         (13,659)
LVIP Columbia Small-Mid Cap Growth RPM Standard Class                                --          (10,868)         (10,868)
LVIP Delaware Bond Standard Class                                               818,044         (322,733)         495,311
LVIP Delaware Diversified Floating Rate Standard Class                           24,431          (10,301)          14,130
LVIP Delaware Foundation Aggressive Allocation Standard Class                    53,135          (22,034)          31,101
LVIP Delaware Growth and Income Standard Class                                   13,840           (5,133)           8,707
LVIP Delaware Social Awareness Standard Class                                    13,654           (6,734)           6,920
LVIP Delaware Special Opportunities Standard Class                               14,408           (5,968)           8,440
LVIP Dimensional Non-U.S. Equity RPM Standard Class                              20,236           (4,849)          15,387
LVIP Dimensional U.S. Equity RPM Standard Class                                  18,004           (8,534)           9,470
LVIP Dimensional/Vanguard Total Bond Standard Class                              20,597           (6,866)          13,731
LVIP Global Income Standard Class                                                 5,100           (9,186)          (4,086)
LVIP JPMorgan High Yield Standard Class                                         120,373           (7,213)         113,160
LVIP JPMorgan Mid Cap Value RPM Standard Class                                    7,371           (6,999)             372
LVIP Managed Risk Profile 2010 Standard Class                                     8,341           (4,136)           4,205
LVIP Managed Risk Profile 2020 Standard Class                                    13,035           (6,489)           6,546
LVIP Managed Risk Profile 2030 Standard Class                                    22,256           (8,972)          13,284
LVIP Managed Risk Profile 2040 Standard Class                                    12,681           (7,857)           4,824
LVIP Managed Risk Profile Conservative Standard Class                           103,068          (36,484)          66,584
LVIP Managed Risk Profile Growth Standard Class                                 364,973         (106,965)         258,008
LVIP Managed Risk Profile Moderate Standard Class                               531,157         (143,125)         388,032
LVIP MFS International Growth Standard Class                                     20,625          (13,102)           7,523
LVIP MFS Value Standard Class                                                   114,726          (30,862)          83,864
LVIP Mid-Cap Value Standard Class                                                 2,577           (8,745)          (6,168)
LVIP Mondrian International Value Standard Class                                220,512          (53,248)         167,264
LVIP Money Market Standard Class                                                 10,760         (256,464)        (245,704)
LVIP SSgA Bond Index Standard Class                                              45,418          (10,849)          34,569
LVIP SSgA Conservative Index Allocation Standard Class                           40,509           (8,461)          32,048
LVIP SSgA Conservative Structured Allocation Standard Class                      27,630           (4,106)          23,524
LVIP SSgA Developed International 150 Standard Class                             18,192           (1,290)          16,902
LVIP SSgA Emerging Markets 100 Standard Class                                    68,094          (13,834)          54,260
LVIP SSgA Global Tactical Allocation RPM Standard Class                         103,680          (30,172)          73,508
LVIP SSgA International Index Standard Class                                     46,850          (13,061)          33,789
LVIP SSgA Large Cap 100 Standard Class                                           15,701           (3,407)          12,294
LVIP SSgA Moderate Index Allocation Standard Class                               61,493           (8,240)          53,253
LVIP SSgA Moderate Structured Allocation Standard Class                         141,055          (10,736)         130,319
LVIP SSgA Moderately Aggressive Index Allocation Standard Class                  80,796          (26,037)          54,759
LVIP SSgA Moderately Aggressive Structured Allocation Standard Class             59,973          (11,049)          48,924
LVIP SSgA S&P 500 Index Standard Class                                          272,658          (63,331)         209,327
LVIP SSgA Small-Cap Index Standard Class                                         24,762          (11,727)          13,035
LVIP SSgA Small-Mid Cap 200 Standard Class                                       54,185           (6,890)          47,295
LVIP T. Rowe Price Growth Stock Standard Class                                       --           (9,722)          (9,722)
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class                          --          (19,708)         (19,708)
LVIP Templeton Growth RPM Standard Class                                         16,921           (5,380)          11,541
LVIP UBS Large Cap Growth RPM Standard Class                                         --          (22,746)         (22,746)
LVIP Vanguard Domestic Equity ETF Standard Class                                 21,362           (2,413)          18,949
LVIP Vanguard International Equity ETF Standard Class                            34,458           (4,482)          29,976
M Capital Appreciation                                                               --           (8,708)          (8,708)
M International Equity                                                           41,800          (11,954)          29,846
M Large Cap Growth                                                                6,948           (8,002)          (1,054)
M Large Cap Value                                                                17,514           (3,720)          13,794
MFS VIT Core Equity Initial Class                                                13,081          (10,319)           2,762
MFS VIT Growth Initial Class                                                     21,584          (64,517)         (42,933)
MFS VIT Total Return Initial Class                                              299,833         (127,586)         172,247
MFS VIT Utilities Initial Class                                                 357,099         (113,607)         243,492
NB AMT Large Cap Value I Class                                                   20,594          (14,119)           6,475


                                                                                            DIVIDENDS
                                                                                            FROM          TOTAL
                                                                            NET REALIZED    NET REALIZED  NET REALIZED
                                                                            GAIN (LOSS)     GAIN ON       GAIN (LOSS)
SUBACCOUNT                                                                  ON INVESTMENTS  INVESTMENTS   ON INVESTMENTS
------------------------------------------------------------------------------------------------------------------------------------
LVIP Capital Growth Standard Class                                           $     49,504   $        --     $    49,504
LVIP Clarion Global Real Estate Standard Class                                     80,441            --          80,441
LVIP Columbia Small-Mid Cap Growth RPM Standard Class                              18,034        39,716          57,750
LVIP Delaware Bond Standard Class                                                 210,582       509,048         719,630
LVIP Delaware Diversified Floating Rate Standard Class                              8,710            --           8,710
LVIP Delaware Foundation Aggressive Allocation Standard Class                      16,340            --          16,340
LVIP Delaware Growth and Income Standard Class                                     49,693        21,243          70,936
LVIP Delaware Social Awareness Standard Class                                      20,257        19,500          39,757
LVIP Delaware Special Opportunities Standard Class                                 11,603        96,766         108,369
LVIP Dimensional Non-U.S. Equity RPM Standard Class                                 7,089         1,238           8,327
LVIP Dimensional U.S. Equity RPM Standard Class                                    43,407         8,543          51,950
LVIP Dimensional/Vanguard Total Bond Standard Class                               (83,071)        3,413         (79,658)
LVIP Global Income Standard Class                                                (149,180)        3,505        (145,675)
LVIP JPMorgan High Yield Standard Class                                            12,239           328          12,567
LVIP JPMorgan Mid Cap Value RPM Standard Class                                     51,301            --          51,301
LVIP Managed Risk Profile 2010 Standard Class                                      15,104            --          15,104
LVIP Managed Risk Profile 2020 Standard Class                                      14,001            --          14,001
LVIP Managed Risk Profile 2030 Standard Class                                      12,399            --          12,399
LVIP Managed Risk Profile 2040 Standard Class                                      36,236            --          36,236
LVIP Managed Risk Profile Conservative Standard Class                             209,668        83,543         293,211
LVIP Managed Risk Profile Growth Standard Class                                   193,320            --         193,320
LVIP Managed Risk Profile Moderate Standard Class                                 268,951            --         268,951
LVIP MFS International Growth Standard Class                                       92,371            --          92,371
LVIP MFS Value Standard Class                                                     213,888            --         213,888
LVIP Mid-Cap Value Standard Class                                                  37,605            --          37,605
LVIP Mondrian International Value Standard Class                                     (677)           --            (677)
LVIP Money Market Standard Class                                                       --            --              --
LVIP SSgA Bond Index Standard Class                                                   961         8,514           9,475
LVIP SSgA Conservative Index Allocation Standard Class                                837            --             837
LVIP SSgA Conservative Structured Allocation Standard Class                           199           309             508
LVIP SSgA Developed International 150 Standard Class                                4,250            --           4,250
LVIP SSgA Emerging Markets 100 Standard Class                                     (96,175)           --         (96,175)
LVIP SSgA Global Tactical Allocation RPM Standard Class                           280,827            --         280,827
LVIP SSgA International Index Standard Class                                       12,948            --          12,948
LVIP SSgA Large Cap 100 Standard Class                                             65,492        38,334         103,826
LVIP SSgA Moderate Index Allocation Standard Class                                  5,931            --           5,931
LVIP SSgA Moderate Structured Allocation Standard Class                            25,284         1,814          27,098
LVIP SSgA Moderately Aggressive Index Allocation Standard Class                    41,959            --          41,959
LVIP SSgA Moderately Aggressive Structured Allocation Standard Class               12,097         5,378          17,475
LVIP SSgA S&P 500 Index Standard Class                                            353,614            --         353,614
LVIP SSgA Small-Cap Index Standard Class                                          157,178        14,373         171,551
LVIP SSgA Small-Mid Cap 200 Standard Class                                         16,003       144,848         160,851
LVIP T. Rowe Price Growth Stock Standard Class                                    107,242            --         107,242
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class                        67,605        34,556         102,161
LVIP Templeton Growth RPM Standard Class                                           21,714            --          21,714
LVIP UBS Large Cap Growth RPM Standard Class                                      141,747            --         141,747
LVIP Vanguard Domestic Equity ETF Standard Class                                    5,152            --           5,152
LVIP Vanguard International Equity ETF Standard Class                              28,882            --          28,882
M Capital Appreciation                                                             31,329       125,272         156,601
M International Equity                                                            (10,739)           --         (10,739)
M Large Cap Growth                                                                 20,337        68,101          88,438
M Large Cap Value                                                                  21,531        56,161          77,692
MFS VIT Core Equity Initial Class                                                  25,264            --          25,264
MFS VIT Growth Initial Class                                                      435,245        68,368         503,613
MFS VIT Total Return Initial Class                                                301,036            --         301,036
MFS VIT Utilities Initial Class                                                   369,105       285,098         654,203
NB AMT Large Cap Value I Class                                                      3,420            --           3,420


                                                                            NET CHANGE       NET INCREASE
                                                                            IN UNREALIZED    (DECREASE) IN
                                                                            APPRECIATION OR  NET ASSETS
                                                                            DEPRECIATION     RESULTING
SUBACCOUNT                                                                  ON INVESTMENTS   FROM OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
LVIP Capital Growth Standard Class                                           $     242,351    $     287,334
LVIP Clarion Global Real Estate Standard Class                                      (4,710)          62,072
LVIP Columbia Small-Mid Cap Growth RPM Standard Class                              355,292          402,174
LVIP Delaware Bond Standard Class                                               (2,727,308)      (1,512,367)
LVIP Delaware Diversified Floating Rate Standard Class                              (7,702)          15,138
LVIP Delaware Foundation Aggressive Allocation Standard Class                      524,178          571,619
LVIP Delaware Growth and Income Standard Class                                     154,961          234,604
LVIP Delaware Social Awareness Standard Class                                      233,070          279,747
LVIP Delaware Special Opportunities Standard Class                                 173,608          290,417
LVIP Dimensional Non-U.S. Equity RPM Standard Class                                 83,385          107,099
LVIP Dimensional U.S. Equity RPM Standard Class                                    257,845          319,265
LVIP Dimensional/Vanguard Total Bond Standard Class                                  3,814          (62,113)
LVIP Global Income Standard Class                                                    6,703         (143,058)
LVIP JPMorgan High Yield Standard Class                                            (22,764)         102,963
LVIP JPMorgan Mid Cap Value RPM Standard Class                                     174,363          226,036
LVIP Managed Risk Profile 2010 Standard Class                                       32,506           51,815
LVIP Managed Risk Profile 2020 Standard Class                                       73,340           93,887
LVIP Managed Risk Profile 2030 Standard Class                                      158,959          184,642
LVIP Managed Risk Profile 2040 Standard Class                                      107,591          148,651
LVIP Managed Risk Profile Conservative Standard Class                               89,386          449,181
LVIP Managed Risk Profile Growth Standard Class                                  1,942,466        2,393,794
LVIP Managed Risk Profile Moderate Standard Class                                2,117,810        2,774,793
LVIP MFS International Growth Standard Class                                       185,224          285,118
LVIP MFS Value Standard Class                                                    1,371,946        1,669,698
LVIP Mid-Cap Value Standard Class                                                  430,468          461,905
LVIP Mondrian International Value Standard Class                                 1,453,295        1,619,882
LVIP Money Market Standard Class                                                        --         (245,704)
LVIP SSgA Bond Index Standard Class                                               (103,408)         (59,364)
LVIP SSgA Conservative Index Allocation Standard Class                              50,358           83,243
LVIP SSgA Conservative Structured Allocation Standard Class                         21,026           45,058
LVIP SSgA Developed International 150 Standard Class                                49,941           71,093
LVIP SSgA Emerging Markets 100 Standard Class                                       18,153          (23,762)
LVIP SSgA Global Tactical Allocation RPM Standard Class                             72,429          426,764
LVIP SSgA International Index Standard Class                                       335,652          382,389
LVIP SSgA Large Cap 100 Standard Class                                              50,021          166,141
LVIP SSgA Moderate Index Allocation Standard Class                                 152,301          211,485
LVIP SSgA Moderate Structured Allocation Standard Class                            131,256          288,673
LVIP SSgA Moderately Aggressive Index Allocation Standard Class                    500,031          596,749
LVIP SSgA Moderately Aggressive Structured Allocation Standard Class               196,417          262,816
LVIP SSgA S&P 500 Index Standard Class                                           2,752,988        3,315,929
LVIP SSgA Small-Cap Index Standard Class                                           626,977          811,563
LVIP SSgA Small-Mid Cap 200 Standard Class                                         150,124          358,270
LVIP T. Rowe Price Growth Stock Standard Class                                     569,908          667,428
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class                        755,484          837,937
LVIP Templeton Growth RPM Standard Class                                           143,565          176,820
LVIP UBS Large Cap Growth RPM Standard Class                                       622,487          741,488
LVIP Vanguard Domestic Equity ETF Standard Class                                   113,537          137,638
LVIP Vanguard International Equity ETF Standard Class                               45,970          104,828
M Capital Appreciation                                                             269,343          417,236
M International Equity                                                             231,734          250,841
M Large Cap Growth                                                                 283,442          370,826
M Large Cap Value                                                                   94,104          185,590
MFS VIT Core Equity Initial Class                                                  342,201          370,227
MFS VIT Growth Initial Class                                                     2,283,891        2,744,571
MFS VIT Total Return Initial Class                                               2,309,892        2,783,175
MFS VIT Utilities Initial Class                                                  1,777,610        2,675,305
NB AMT Large Cap Value I Class                                                     449,632          459,527



See accompanying notes.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT R

YEAR ENDED DECEMBER 31, 2013




                                                                      DIVIDENDS
                                                                      FROM         MORTALITY AND       NET            NET REALIZED
                                                                      INVESTMENT   EXPENSE             INVESTMENT     GAIN (LOSS)
SUBACCOUNT                                                            INCOME       GUARANTEE CHARGES   INCOME (LOSS)  ON INVESTMENTS
------------------------------------------------------------------------------------------------------------------------------------
NB AMT Mid Cap Growth I Class                                         $        --      $  (110,494)     $  (110,494)   $   460,833
NB AMT Mid Cap Intrinsic Value I Class                                     40,780          (24,431)          16,349         22,352
PIMCO VIT CommodityRealReturn Strategy Administrative Class                63,739          (18,303)          45,436       (269,114)
Putnam VT Global Health Care Class IB                                      13,294          (10,713)           2,581         34,097
Putnam VT Growth & Income Class IB                                         20,196          (10,143)          10,053         13,881


                                                                      DIVIDENDS                     NET CHANGE
                                                                      FROM          TOTAL           IN UNREALIZED
                                                                      NET REALIZED  NET REALIZED    APPRECIATION OR
                                                                      GAIN ON       GAIN (LOSS)     DEPRECIATION
SUBACCOUNT                                                            INVESTMENTS   ON INVESTMENTS  ON INVESTMENTS
------------------------------------------------------------------------------------------------------------------------------------
NB AMT Mid Cap Growth I Class                                         $        --    $    460,833    $   3,574,090
NB AMT Mid Cap Intrinsic Value I Class                                         --          22,352          976,540
PIMCO VIT CommodityRealReturn Strategy Administrative Class                    --        (269,114)        (412,009)
Putnam VT Global Health Care Class IB                                      37,916          72,013          365,076
Putnam VT Growth & Income Class IB                                             --          13,881          344,743


                                                                      NET INCREASE
                                                                      (DECREASE) IN
                                                                      NET ASSETS
                                                                      RESULTING
SUBACCOUNT                                                            FROM OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
NB AMT Mid Cap Growth I Class                                          $   3,924,429
NB AMT Mid Cap Intrinsic Value I Class                                     1,015,241
PIMCO VIT CommodityRealReturn Strategy Administrative Class                 (635,687)
Putnam VT Global Health Care Class IB                                        439,670
Putnam VT Growth & Income Class IB                                           368,677



See accompanying notes.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT R

STATEMENTS OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2012 AND 2013




                                                                          ABVPSF
                                                                          GLOBAL         ABVPSF        ABVPSF         ABVPSF
                                                                          THEMATIC       GROWTH AND    INTERNATIONAL  LARGE CAP
                                                                          GROWTH         INCOME        VALUE          GROWTH
                                                                          CLASS A        CLASS A       CLASS A        CLASS A
                                                                          SUBACCOUNT     SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                            $    960,585   $  6,637,916   $ 2,278,541    $ 1,614,978
Changes From Operations:
   - Net investment income (loss)                                              (6,925)        58,772        28,764         (8,511)
   - Net realized gain (loss) on investments                                   (1,348)       (23,652)      (93,032)        62,285
   - Net change in unrealized appreciation or depreciation on investments     131,833      1,045,731       402,635        191,451
                                                                         -------------  -------------  -------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                            123,560      1,080,851       338,367        245,225
Changes From Unit Transactions:
   - Contract purchases                                                       109,761        312,090       225,036         61,212
   - Contract withdrawals                                                     (62,999)      (303,054)     (186,669)       (62,165)
   - Contract transfers                                                       (70,697)      (510,135)       63,577       (244,121)
                                                                         -------------  -------------  -------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                          (23,935)      (501,099)      101,944       (245,074)
                                                                         -------------  -------------  -------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        99,625        579,752       440,311            151
                                                                         -------------  -------------  -------------  ------------
NET ASSETS AT DECEMBER 31, 2012                                             1,060,210      7,217,668     2,718,852      1,615,129
Changes From Operations:
   - Net investment income (loss)                                              (3,754)        47,927       153,762        (13,471)
   - Net realized gain (loss) on investments                                   60,526        189,985       (80,137)        45,532
   - Net change in unrealized appreciation or depreciation on investments     152,251      2,117,374       508,756        552,809
                                                                         -------------  -------------  -------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                            209,023      2,355,286       582,381        584,870
Changes From Unit Transactions:
   - Contract purchases                                                        78,459        219,598       166,180         48,717
   - Contract withdrawals                                                    (171,610)      (446,105)     (310,134)       (45,339)
   - Contract transfers                                                      (142,900)      (223,577)     (288,606)       (48,104)
                                                                         -------------  -------------  -------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                         (236,051)      (450,084)     (432,560)       (44,726)
                                                                         -------------  -------------  -------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       (27,028)     1,905,202       149,821        540,144
                                                                         -------------  -------------  -------------  ------------
NET ASSETS AT DECEMBER 31, 2013                                          $  1,033,182   $  9,122,870   $ 2,868,673    $ 2,155,273
                                                                         =============  =============  =============  ============



                                                                                          AMERICAN        AMERICAN
                                                                          ABVPSF          CENTURY VP      FUNDS
                                                                          SMALL/MID       INFLATION       GLOBAL
                                                                          CAP VALUE       PROTECTION      GROWTH
                                                                          CLASS A         CLASS I         CLASS 2
                                                                          SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                            $   8,152,585   $   9,733,022   $   8,416,206
Changes From Operations:
   - Net investment income (loss)                                              (14,056)        195,968          29,537
   - Net realized gain (loss) on investments                                   431,719         384,071         103,489
   - Net change in unrealized appreciation or depreciation on investments    1,007,661          74,574       1,700,869
                                                                         --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                           1,425,324         654,613       1,833,895
Changes From Unit Transactions:
   - Contract purchases                                                      1,663,628         780,748         766,238
   - Contract withdrawals                                                     (794,452)       (774,884)       (456,819)
   - Contract transfers                                                       (395,414)       (352,225)       (160,419)
                                                                         --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                           473,762        (346,361)        149,000
                                                                         --------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      1,899,086         308,252       1,982,895
                                                                         --------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                             10,051,671      10,041,274      10,399,101
Changes From Operations:
   - Net investment income (loss)                                               (3,284)        105,528          84,823
   - Net realized gain (loss) on investments                                 1,293,005         398,472         251,343
   - Net change in unrealized appreciation or depreciation on investments    2,468,589      (1,381,630)      2,792,664
                                                                         --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                           3,758,310        (877,630)      3,128,830
Changes From Unit Transactions:
   - Contract purchases                                                      1,153,054         469,083         836,736
   - Contract withdrawals                                                   (1,334,609)       (611,894)       (592,983)
   - Contract transfers                                                        664,330         275,466       1,114,812
                                                                         --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                           482,775         132,655       1,358,565
                                                                         --------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      4,241,085        (744,975)      4,487,395
                                                                         --------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                          $  14,292,756   $   9,296,299   $  14,886,496
                                                                         ==============  ==============  ==============


                                                                         AMERICAN
                                                                         FUNDS                            AMERICAN
                                                                         GLOBAL            AMERICAN       FUNDS
                                                                         SMALL             FUNDS          GROWTH-
                                                                         CAPITALIZATION    GROWTH         INCOME
                                                                         CLASS 2           CLASS 2        CLASS 2
                                                                         SUBACCOUNT        SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                            $   8,985,236   $  43,427,993   $ 34,227,615
Changes From Operations:
   - Net investment income (loss)                                               60,921          32,323        338,844
   - Net realized gain (loss) on investments                                     1,414         682,916        368,569
   - Net change in unrealized appreciation or depreciation on investments    1,534,512       6,621,420      4,938,132
                                                                         --------------  --------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                           1,596,847       7,336,659      5,645,545
Changes From Unit Transactions:
   - Contract purchases                                                        674,049       4,270,996      2,896,954
   - Contract withdrawals                                                     (392,754)     (3,284,509)    (2,248,623)
   - Contract transfers                                                        (10,464)     (1,692,534)    (1,580,120)
                                                                         --------------  --------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                           270,831        (706,047)      (931,789)
                                                                         --------------  --------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      1,867,678       6,630,612      4,713,756
                                                                         --------------  --------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                             10,852,914      50,058,605     38,941,371
Changes From Operations:
   - Net investment income (loss)                                               20,160         129,863        310,173
   - Net realized gain (loss) on investments                                   225,927       1,189,915      1,012,000
   - Net change in unrealized appreciation or depreciation on investments    2,666,689      13,078,778     11,429,632
                                                                         --------------  --------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                           2,912,776      14,398,556     12,751,805
Changes From Unit Transactions:
   - Contract purchases                                                        782,687       2,809,825      3,044,418
   - Contract withdrawals                                                     (679,503)     (2,730,754)    (2,786,463)
   - Contract transfers                                                       (174,985)     (1,028,147)       318,469
                                                                         --------------  --------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                           (71,801)       (949,076)       576,424
                                                                         --------------  --------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      2,840,975      13,449,480     13,328,229
                                                                         --------------  --------------  -------------
NET ASSETS AT DECEMBER 31, 2013                                          $  13,693,889   $  63,508,085   $ 52,269,600
                                                                         ==============  ==============  =============


                                                                                                          DELAWARE
                                                                                                          VIP
                                                                         AMERICAN       BLACKROCK         DIVERSIFIED
                                                                         FUNDS          GLOBAL            INCOME
                                                                         INTERNATIONAL  ALLOCATION V.I.   STANDARD
                                                                         CLASS 2        CLASS I           CLASS
                                                                         SUBACCOUNT     SUBACCOUNT        SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                            $ 19,447,284   $  7,774,227     $  14,327,214
Changes From Operations:
   - Net investment income (loss)                                             189,861        133,075           373,233
   - Net realized gain (loss) on investments                                 (109,272)        54,302           567,640
   - Net change in unrealized appreciation or depreciation on investments   3,320,429        688,530            56,888
                                                                         -------------  ---------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                          3,401,018        875,907           997,761
Changes From Unit Transactions:
   - Contract purchases                                                     2,812,567      1,838,266         1,354,665
   - Contract withdrawals                                                  (1,544,046)      (542,701)       (1,396,173)
   - Contract transfers                                                       265,191      2,115,894         3,391,069
                                                                         -------------  ---------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                        1,533,712      3,411,459         3,349,561
                                                                         -------------  ---------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     4,934,730      4,287,366         4,347,322
                                                                         -------------  ---------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                            24,382,014     12,061,593        18,674,536
Changes From Operations:
   - Net investment income (loss)                                             207,034        215,664           336,480
   - Net realized gain (loss) on investments                                  380,289      1,180,660           219,142
   - Net change in unrealized appreciation or depreciation on investments   4,508,257      1,483,394          (955,090)
                                                                         -------------  ---------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                          5,095,580      2,879,718          (399,468)
Changes From Unit Transactions:
   - Contract purchases                                                     1,651,642      2,806,228         1,999,782
   - Contract withdrawals                                                  (2,432,668)    (1,256,295)       (1,048,898)
   - Contract transfers                                                     2,310,217     12,827,402         1,248,238
                                                                         -------------  ---------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                        1,529,191     14,377,335         2,199,122
                                                                         -------------  ---------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     6,624,771     17,257,053         1,799,654
                                                                         -------------  ---------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                          $ 31,006,785   $ 29,318,646     $  20,474,190
                                                                         =============  ===============  ==============



See accompanying notes.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT R

YEARS ENDED DECEMBER 31, 2012 AND 2013



                                                                                                              DELAWARE
                                                                               DELAWARE                       VIP
                                                                               VIP             DELAWARE       LIMITED-TERM
                                                                               EMERGING        VIP            DIVERSIFIED
                                                                               MARKETS         HIGH YIELD     INCOME
                                                                               STANDARD        STANDARD       STANDARD
                                                                               CLASS           CLASS          CLASS
                                                                               SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                 $  15,829,252   $  12,901,696    $ 2,602,593
Changes From Operations:
   - Net investment income (loss)                                                    61,712       1,098,478         29,873
   - Net realized gain (loss) on investments                                         96,229         209,732         31,917
   - Net change in unrealized appreciation or depreciation on investments         2,019,125       1,011,172         (3,231)
                                                                              --------------  --------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                2,177,066       2,319,382         58,559
Changes From Unit Transactions:
   - Contract purchases                                                           1,099,574       2,219,971        372,085
   - Contract withdrawals                                                        (1,745,848)       (886,628)      (134,214)
   - Contract transfers                                                             290,349          58,198       (116,475)
                                                                              --------------  --------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                               (355,925)      1,391,541        121,396
                                                                              --------------  --------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                           1,821,141       3,710,923        179,955
                                                                              --------------  --------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                                  17,650,393      16,612,619      2,782,548
Changes From Operations:
   - Net investment income (loss)                                                   184,685       1,195,497         30,302
   - Net realized gain (loss) on investments                                        213,004         140,601            827
   - Net change in unrealized appreciation or depreciation on investments         1,409,890         125,033        (70,722)
                                                                              --------------  --------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                1,807,579       1,461,131        (39,593)
Changes From Unit Transactions:
   - Contract purchases                                                           1,325,124         660,733        292,385
   - Contract withdrawals                                                        (1,038,970)       (824,100)      (256,103)
   - Contract transfers                                                           2,375,656       1,287,745        832,170
                                                                              --------------  --------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                              2,661,810       1,124,378        868,452
                                                                              --------------  --------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                           4,469,389       2,585,509        828,859
                                                                              --------------  --------------  -------------
NET ASSETS AT DECEMBER 31, 2013                                               $  22,119,782   $  19,198,128    $ 3,611,407
                                                                              ==============  ==============  =============



                                                                                               DELAWARE        DELAWARE
                                                                                               VIP             VIP
                                                                                DELAWARE       SMALL CAP       SMID CAP
                                                                                VIP REIT       VALUE           GROWTH
                                                                                STANDARD       STANDARD        STANDARD
                                                                                CLASS          CLASS           CLASS
                                                                                SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                 $   9,227,597   $ 19,511,323   $  12,395,278
Changes From Operations:
   - Net investment income (loss)                                                    99,461        (34,189)        (73,074)
   - Net realized gain (loss) on investments                                        236,609      1,903,840       1,022,621
   - Net change in unrealized appreciation or depreciation on investments         1,158,776        571,658         286,691
                                                                              --------------  -------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                1,494,846      2,441,309       1,236,238
Changes From Unit Transactions:
   - Contract purchases                                                             709,623        799,931         803,082
   - Contract withdrawals                                                          (799,260)    (1,436,813)       (650,028)
   - Contract transfers                                                             791,193       (696,157)        121,313
                                                                              --------------  -------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                701,556     (1,333,039)        274,367
                                                                              --------------  -------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                           2,196,402      1,108,270       1,510,605
                                                                              --------------  -------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                                  11,423,999     20,619,593      13,905,883
Changes From Operations:
   - Net investment income (loss)                                                   110,087         (7,617)       (125,073)
   - Net realized gain (loss) on investments                                        118,429      1,988,381       1,321,779
   - Net change in unrealized appreciation or depreciation on investments          (164,805)     4,492,521       4,656,275
                                                                              --------------  -------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                   63,711      6,473,285       5,852,981
Changes From Unit Transactions:
   - Contract purchases                                                             658,697        988,600         952,971
   - Contract withdrawals                                                          (656,806)    (2,080,055)       (995,156)
   - Contract transfers                                                           2,549,402       (378,076)      1,345,267
                                                                              --------------  -------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                              2,551,293     (1,469,531)      1,303,082
                                                                              --------------  -------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                           2,615,004      5,003,754       7,156,063
                                                                              --------------  -------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                               $  14,039,003   $ 25,623,347   $  21,061,946
                                                                              ==============  =============  ==============



                                                                                                              DWS
                                                                              DELAWARE        DELAWARE        ALTERNATIVE
                                                                              VIP             VIP             ASSET
                                                                              U.S. GROWTH     VALUE           ALLOCATION
                                                                              STANDARD        STANDARD        VIP
                                                                              CLASS           CLASS           CLASS A
                                                                              SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                 $  1,386,475   $  10,645,799   $   798,766
Changes From Operations:
   - Net investment income (loss)                                                  (14,090)        180,364        21,766
   - Net realized gain (loss) on investments                                        28,415          88,347        20,119
   - Net change in unrealized appreciation or depreciation on investments          230,079       1,289,037        30,583
                                                                              -------------  --------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                 244,404       1,557,748        72,468
Changes From Unit Transactions:
   - Contract purchases                                                            307,041         800,929       106,859
   - Contract withdrawals                                                          (93,466)       (656,481)      (45,550)
   - Contract transfers                                                          1,032,637       1,271,582      (148,632)
                                                                              -------------  --------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                             1,246,212       1,416,030       (87,323)
                                                                              -------------  --------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          1,490,616       2,973,778       (14,855)
                                                                              -------------  --------------  ------------
NET ASSETS AT DECEMBER 31, 2012                                                  2,877,091      13,619,577       783,911
Changes From Operations:
   - Net investment income (loss)                                                  (13,180)        169,985        12,535
   - Net realized gain (loss) on investments                                       254,476         357,729         3,502
   - Net change in unrealized appreciation or depreciation on investments          954,147       4,081,469       (11,172)
                                                                              -------------  --------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                               1,195,443       4,609,183         4,865
Changes From Unit Transactions:
   - Contract purchases                                                            285,976         752,574       174,495
   - Contract withdrawals                                                         (165,304)       (721,029)      (60,011)
   - Contract transfers                                                          1,086,718       1,475,542       188,309
                                                                              -------------  --------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                             1,207,390       1,507,087       302,793
                                                                              -------------  --------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          2,402,833       6,116,270       307,658
                                                                              -------------  --------------  ------------
NET ASSETS AT DECEMBER 31, 2013                                               $  5,279,924   $  19,735,847   $ 1,091,569
                                                                              =============  ==============  ============




                                                                                                            FIDELITY VIP
                                                                               DWS            DWS           ASSET
                                                                               EQUITY 500     SMALL CAP     MANAGER
                                                                               INDEX VIP      INDEX VIP     INITIAL
                                                                               CLASS A        CLASS A       CLASS
                                                                               SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                 $  37,549,385   $ 5,187,922    $  771,348
Changes From Operations:
   - Net investment income (loss)                                                   409,816         7,963         6,131
   - Net realized gain (loss) on investments                                        951,827        97,310         7,838
   - Net change in unrealized appreciation or depreciation on investments         4,079,306       656,081        74,220
                                                                              --------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                5,440,949       761,354        88,189
Changes From Unit Transactions:
   - Contract purchases                                                           1,530,457       307,460        35,163
   - Contract withdrawals                                                        (4,371,168)     (490,665)      (68,085)
   - Contract transfers                                                             675,364      (240,731)          367
                                                                              --------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                             (2,165,347)     (423,936)      (32,555)
                                                                              --------------  ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                           3,275,602       337,418        55,634
                                                                              --------------  ------------  ------------
NET ASSETS AT DECEMBER 31, 2012                                                  40,824,987     5,525,340       826,982
Changes From Operations:
   - Net investment income (loss)                                                   475,750        63,072         7,401
   - Net realized gain (loss) on investments                                      2,363,641       463,214        12,933
   - Net change in unrealized appreciation or depreciation on investments         9,691,648     1,612,279       103,261
                                                                              --------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                               12,531,039     2,138,565       123,595
Changes From Unit Transactions:
   - Contract purchases                                                           2,008,321       220,163        39,754
   - Contract withdrawals                                                        (3,109,288)     (293,644)      (91,683)
   - Contract transfers                                                            (783,231)      100,214        61,017
                                                                              --------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                             (1,884,198)       26,733         9,088
                                                                              --------------  ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          10,646,841     2,165,298       132,683
                                                                              --------------  ------------  ------------
NET ASSETS AT DECEMBER 31, 2013                                               $  51,471,828   $ 7,690,638    $  959,665
                                                                              ==============  ============  ============





                                                                               FIDELITY VIP
                                                                               CONTRAFUND
                                                                               SERVICE
                                                                               CLASS
                                                                               SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                 $  29,900,866
Changes From Operations:
   - Net investment income (loss)                                                   169,300
   - Net realized gain (loss) on investments                                        271,059
   - Net change in unrealized appreciation or depreciation on investments         4,115,589
                                                                              --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                4,555,948
Changes From Unit Transactions:
   - Contract purchases                                                           3,120,876
   - Contract withdrawals                                                        (3,440,358)
   - Contract transfers                                                            (549,812)
                                                                              --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                               (869,294)
                                                                              --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                           3,686,654
                                                                              --------------
NET ASSETS AT DECEMBER 31, 2012                                                  33,587,520
Changes From Operations:
   - Net investment income (loss)                                                   128,677
   - Net realized gain (loss) on investments                                      1,185,241
   - Net change in unrealized appreciation or depreciation on investments         9,289,703
                                                                              --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                               10,603,621
Changes From Unit Transactions:
   - Contract purchases                                                           2,912,421
   - Contract withdrawals                                                        (2,843,065)
   - Contract transfers                                                           1,820,458
                                                                              --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                              1,889,814
                                                                              --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          12,493,435
                                                                              --------------
NET ASSETS AT DECEMBER 31, 2013                                               $  46,080,955
                                                                              ==============



See accompanying notes.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT R

YEARS ENDED DECEMBER 31, 2012 AND 2013




                                                                                 FIDELITY VIP    FIDELITY VIP
                                                                                 EQUITY-         EQUITY-        FIDELITY VIP
                                                                                 INCOME          INCOME         GROWTH
                                                                                 INITIAL         SERVICE        SERVICE
                                                                                 CLASS           CLASS          CLASS
                                                                                 SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                    $  2,538,729   $  1,732,587   $   7,407,133
Changes From Operations:
   - Net investment income (loss)                                                      44,531         41,283         (21,709)
   - Net realized gain (loss) on investments                                           79,741         99,376         407,905
   - Net change in unrealized appreciation or depreciation on investments             238,508        136,771         619,840
                                                                                 -------------  -------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                    362,780        277,430       1,006,036
Changes From Unit Transactions:
   - Contract purchases                                                               104,260         94,833         509,868
   - Contract withdrawals                                                            (410,314)      (144,218)       (984,613)
   - Contract transfers                                                              (523,813)       (92,267)       (863,886)
                                                                                 -------------  -------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                 (829,867)      (141,652)     (1,338,631)
                                                                                 -------------  -------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                              (467,087)       135,778        (332,595)
                                                                                 -------------  -------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                                     2,071,642      1,868,365       7,074,538
Changes From Operations:
   - Net investment income (loss)                                                      38,141         34,077         (45,006)
   - Net realized gain (loss) on investments                                          173,521        150,600         222,928
   - Net change in unrealized appreciation or depreciation on investments             333,552        307,037       2,396,580
                                                                                 -------------  -------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                    545,214        491,714       2,574,502
Changes From Unit Transactions:
   - Contract purchases                                                                89,527         71,857         510,374
   - Contract withdrawals                                                            (250,969)      (120,769)       (498,790)
   - Contract transfers                                                               (42,603)       (68,774)        764,806
                                                                                 -------------  -------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                 (204,045)      (117,686)        776,390
                                                                                 -------------  -------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                               341,169        374,028       3,350,892
                                                                                 -------------  -------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                                  $  2,412,811   $  2,242,393   $  10,425,430
                                                                                 =============  =============  ==============


                                                                                                                FIDELITY VIP
                                                                                 FIDELITY VIP    FIDELITY VIP   INVESTMENT
                                                                                 GROWTH          HIGH           GRADE
                                                                                 OPPORTUNITIES   INCOME         BOND
                                                                                 SERVICE         SERVICE        INITIAL
                                                                                 CLASS           CLASS          CLASS
                                                                                 SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                     $  1,024,845   $  1,938,884   $  3,277,371
Changes From Operations:
   - Net investment income (loss)                                                       (6,896)       109,237         49,105
   - Net realized gain (loss) on investments                                            39,138          5,787        140,186
   - Net change in unrealized appreciation or depreciation on investments              159,466        143,930        (10,268)
                                                                                 --------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                     191,708        258,954        179,023
Changes From Unit Transactions:
   - Contract purchases                                                                 96,617        112,090        142,051
   - Contract withdrawals                                                             (105,269)       (84,549)      (824,272)
   - Contract transfers                                                                219,592         46,285        589,056
                                                                                 --------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                   210,940         73,826        (93,165)
                                                                                 --------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                                402,648        332,780         85,858
                                                                                 --------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                                      1,427,493      2,271,664      3,363,229
Changes From Operations:
   - Net investment income (loss)                                                      (10,051)       116,532         42,176
   - Net realized gain (loss) on investments                                            64,027          7,775         39,980
   - Net change in unrealized appreciation or depreciation on investments              464,312        (10,837)      (163,959)
                                                                                 --------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                     518,288        113,470        (81,803)
Changes From Unit Transactions:
   - Contract purchases                                                                101,556         58,729        139,643
   - Contract withdrawals                                                              (96,534)      (108,594)      (504,530)
   - Contract transfers                                                                (29,536)        50,850       (108,222)
                                                                                 --------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                   (24,514)           985       (473,109)
                                                                                 --------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                                493,774        114,455       (554,912)
                                                                                 --------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2013                                                   $  1,921,267   $  2,386,119   $  2,808,317
                                                                                 ==============  =============  =============



                                                                                                               FTVIPT
                                                                                  FIDELITY VIP   FIDELITY VIP  FRANKLIN
                                                                                  MID CAP        OVERSEAS      INCOME
                                                                                  SERVICE        SERVICE       SECURITIES
                                                                                  CLASS          CLASS         CLASS 1
                                                                                  SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                    $  3,697,791   $  3,085,199   $ 4,352,290
Changes From Operations:
   - Net investment income (loss)                                                      (1,210)        36,194       288,235
   - Net realized gain (loss) on investments                                          419,941        (74,421)       44,656
   - Net change in unrealized appreciation or depreciation on investments             122,446        638,129       229,092
                                                                                 -------------  -------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                    541,177        599,902       561,983
Changes From Unit Transactions:
   - Contract purchases                                                               425,869        291,559       474,864
   - Contract withdrawals                                                            (250,645)      (267,083)     (326,602)
   - Contract transfers                                                               281,165       (293,504)      288,273
                                                                                 -------------  -------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                  456,389       (269,028)      436,535
                                                                                 -------------  -------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                               997,566        330,874       998,518
                                                                                 -------------  -------------  ------------
NET ASSETS AT DECEMBER 31, 2012                                                     4,695,357      3,416,073     5,350,808
Changes From Operations:
   - Net investment income (loss)                                                      (6,555)        21,541       372,074
   - Net realized gain (loss) on investments                                          996,266         45,568       107,456
   - Net change in unrealized appreciation or depreciation on investments             791,965        880,621       431,795
                                                                                 -------------  -------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                  1,781,676        947,730       911,325
Changes From Unit Transactions:
   - Contract purchases                                                               829,740        168,902     1,223,990
   - Contract withdrawals                                                            (454,109)      (204,460)     (673,361)
   - Contract transfers                                                               739,599        (90,202)    3,127,435
                                                                                 -------------  -------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                1,115,230       (125,760)    3,678,064
                                                                                 -------------  -------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                             2,896,906        821,970     4,589,389
                                                                                 -------------  -------------  ------------
NET ASSETS AT DECEMBER 31, 2013                                                  $  7,592,263   $  4,238,043   $ 9,940,197
                                                                                 =============  =============  ============


                                                                                 FTVIPT
                                                                                 FRANKLIN       FTVIPT          FTVIPT
                                                                                 SMALL-MID      MUTUAL          TEMPLETON
                                                                                 CAP GROWTH     SHARES          FOREIGN
                                                                                 SECURITIES     SECURITIES      SECURITIES
                                                                                 CLASS 1        CLASS 1         CLASS 1
                                                                                 SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                    $  4,485,062   $  2,279,716   $  2,786,604
Changes From Operations:
   - Net investment income (loss)                                                     (32,453)        46,612         69,343
   - Net realized gain (loss) on investments                                          477,724          6,740        (61,825)
   - Net change in unrealized appreciation or depreciation on investments              16,574        276,635        446,677
                                                                                 -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                    461,845        329,987        454,195
Changes From Unit Transactions:
   - Contract purchases                                                               242,442        337,963        106,564
   - Contract withdrawals                                                            (393,727)      (146,031)      (303,656)
   - Contract transfers                                                              (532,122)        47,405       (135,718)
                                                                                 -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                 (683,407)       239,337       (332,810)
                                                                                 -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                              (221,562)       569,324        121,385
                                                                                 -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                                     4,263,500      2,849,040      2,907,989
Changes From Operations:
   - Net investment income (loss)                                                     (34,569)        62,583         48,388
   - Net realized gain (loss) on investments                                          442,507         67,234         39,257
   - Net change in unrealized appreciation or depreciation on investments           1,155,582        696,689        483,371
                                                                                 -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                  1,563,520        826,506        571,016
Changes From Unit Transactions:
   - Contract purchases                                                               182,897        439,646         88,648
   - Contract withdrawals                                                            (206,762)      (243,487)      (511,134)
   - Contract transfers                                                              (223,386)        91,256       (115,512)
                                                                                 -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                 (247,251)       287,415       (537,998)
                                                                                 -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                             1,316,269      1,113,921         33,018
                                                                                 -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2013                                                  $  5,579,769   $  3,962,961   $  2,941,007
                                                                                 =============  =============  =============



                                                                                  FTVIPT
                                                                                  TEMPLETON
                                                                                  FOREIGN
                                                                                  SECURITIES
                                                                                  CLASS 2
                                                                                  SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                    $  3,766,144
Changes From Operations:
   - Net investment income (loss)                                                      84,269
   - Net realized gain (loss) on investments                                          (33,045)
   - Net change in unrealized appreciation or depreciation on investments             588,719
                                                                                 -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                    639,943
Changes From Unit Transactions:
   - Contract purchases                                                               182,144
   - Contract withdrawals                                                            (234,745)
   - Contract transfers                                                                14,461
                                                                                 -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                  (38,140)
                                                                                 -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                               601,803
                                                                                 -------------
NET ASSETS AT DECEMBER 31, 2012                                                     4,367,947
Changes From Operations:
   - Net investment income (loss)                                                      76,609
   - Net realized gain (loss) on investments                                           67,024
   - Net change in unrealized appreciation or depreciation on investments             831,258
                                                                                 -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                    974,891
Changes From Unit Transactions:
   - Contract purchases                                                               161,633
   - Contract withdrawals                                                            (305,912)
   - Contract transfers                                                                67,947
                                                                                 -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                  (76,332)
                                                                                 -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                               898,559
                                                                                 -------------
NET ASSETS AT DECEMBER 31, 2013                                                  $  5,266,506
                                                                                 =============



See accompanying notes.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT R

YEARS ENDED DECEMBER 31, 2012 AND 2013



                                                                                  FTVIPT          FTVIPT         FTVIPT
                                                                                  TEMPLETON       TEMPLETON      TEMPLETON
                                                                                  GLOBAL BOND     GROWTH         GROWTH
                                                                                  SECURITIES      SECURITIES     SECURITIES
                                                                                  CLASS 1         CLASS 1        CLASS 2
                                                                                  SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                    $   7,570,645   $  3,072,858   $  1,310,500
Changes From Operations:
   - Net investment income (loss)                                                      427,287         53,046         16,102
   - Net realized gain (loss) on investments                                           156,845        (32,672)        (9,976)
   - Net change in unrealized appreciation or depreciation on investments              415,872        607,313        235,544
                                                                                 --------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                   1,000,004        627,687        241,670
Changes From Unit Transactions:
   - Contract purchases                                                                597,808        136,087         75,931
   - Contract withdrawals                                                             (396,945)      (215,350)       (93,641)
   - Contract transfers                                                             (1,801,033)      (102,591)      (128,582)
                                                                                 --------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                (1,600,170)      (181,854)      (146,292)
                                                                                 --------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                               (600,166)       445,833         95,378
                                                                                 --------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                                      6,970,479      3,518,691      1,405,878
Changes From Operations:
   - Net investment income (loss)                                                      270,789         81,452         29,756
   - Net realized gain (loss) on investments                                           181,047         42,039         42,865
   - Net change in unrealized appreciation or depreciation on investments             (361,291)       888,695        327,561
                                                                                 --------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                      90,545      1,012,186        400,182
Changes From Unit Transactions:
   - Contract purchases                                                                316,054        114,992         76,794
   - Contract withdrawals                                                             (310,136)      (185,304)       (93,438)
   - Contract transfers                                                               (770,957)      (206,869)      (115,956)
                                                                                 --------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                  (765,039)      (277,181)      (132,600)
                                                                                 --------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                               (674,494)       735,005        267,582
                                                                                 --------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2013                                                  $   6,295,985   $  4,253,696   $  1,673,460
                                                                                 ==============  =============  =============



                                                                                  INVESCO V.I.    INVESCO V.I.    INVESCO V.I.
                                                                                  AMERICAN        CAPITAL         CORE
                                                                                  FRANCHISE       APPRECIATION    EQUITY
                                                                                  SERIES I        SERIES I        SERIES I
                                                                                  SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                    $           --   $  8,119,292   $   11,184,949
Changes From Operations:
   - Net investment income (loss)                                                       (45,364)       (23,058)          21,450
   - Net realized gain (loss) on investments                                            (60,393)        35,119          139,153
   - Net change in unrealized appreciation or depreciation on investments              (200,727)     1,223,160        1,281,880
                                                                                 ---------------  -------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                     (306,484)     1,235,221        1,442,483
Changes From Unit Transactions:
   - Contract purchases                                                                 307,045        242,301          728,009
   - Contract withdrawals                                                              (695,456)      (187,542)        (808,554)
   - Contract transfers                                                               9,086,657     (9,409,272)         (27,454)
                                                                                 ---------------  -------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                  8,698,246     (9,354,513)        (107,999)
                                                                                 ---------------  -------------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                               8,391,762     (8,119,292)       1,334,484
                                                                                 ---------------  -------------  ---------------
NET ASSETS AT DECEMBER 31, 2012                                                       8,391,762             --       12,519,433
Changes From Operations:
   - Net investment income (loss)                                                       (34,101)            --           79,699
   - Net realized gain (loss) on investments                                            179,019             --          425,111
   - Net change in unrealized appreciation or depreciation on investments             3,005,077             --        2,910,284
                                                                                 ---------------  -------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                    3,149,995             --        3,415,094
Changes From Unit Transactions:
   - Contract purchases                                                                 648,966             --          618,807
   - Contract withdrawals                                                            (1,051,680)            --       (1,161,463)
   - Contract transfers                                                                (430,569)            --         (486,557)
                                                                                 ---------------  -------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                   (833,283)            --       (1,029,213)
                                                                                 ---------------  -------------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                               2,316,712             --        2,385,881
                                                                                 ---------------  -------------  ---------------
NET ASSETS AT DECEMBER 31, 2013                                                  $   10,708,474   $         --   $   14,905,314
                                                                                 ===============  =============  ===============



                                                                                 INVESCO V.I.  INVESCO V.I.    JANUS ASPEN
                                                                                 DIVERSIFIED   INTERNATIONAL   BALANCED
                                                                                 INCOME        GROWTH          INSTITUTIONAL
                                                                                 SERIES I      SERIES I        CLASS
                                                                                 SUBACCOUNT    SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                     $  569,587    $  5,514,703   $   9,592,351
Changes From Operations:
   - Net investment income (loss)                                                     37,034          41,030         197,836
   - Net realized gain (loss) on investments                                         (16,410)        108,047         839,580
   - Net change in unrealized appreciation or depreciation on investments             53,086         642,978          97,453
                                                                                 ------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                    73,710         792,055       1,134,869
Changes From Unit Transactions:
   - Contract purchases                                                               43,426         173,750         525,080
   - Contract withdrawals                                                            (72,710)       (375,252)     (1,705,473)
   - Contract transfers                                                              (18,446)         55,002        (375,453)
                                                                                 ------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                 (47,730)       (146,500)     (1,555,846)
                                                                                 ------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                               25,980         645,555        (420,977)
                                                                                 ------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                                      595,567       6,160,258       9,171,374
Changes From Operations:
   - Net investment income (loss)                                                     24,238          23,406          72,176
   - Net realized gain (loss) on investments                                          (4,856)        289,259         648,246
   - Net change in unrealized appreciation or depreciation on investments            (23,496)        724,653       1,000,270
                                                                                 ------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                    (4,114)      1,037,318       1,720,692
Changes From Unit Transactions:
   - Contract purchases                                                               29,171         202,477         473,072
   - Contract withdrawals                                                            (76,290)       (268,239)       (634,003)
   - Contract transfers                                                               52,218        (672,260)        (20,127)
                                                                                 ------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                   5,099        (738,022)       (181,058)
                                                                                 ------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                                  985         299,296       1,539,634
                                                                                 ------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                                   $  596,552    $  6,459,554   $  10,711,008
                                                                                 ============  ==============  ==============


                                                                                                               JANUS ASPEN
                                                                                 JANUS ASPEN    JANUS ASPEN    GLOBAL
                                                                                 BALANCED       ENTERPRISE     RESEARCH
                                                                                 SERVICE        SERVICE        INSTITUTIONAL
                                                                                 CLASS          CLASS          CLASS
                                                                                 SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                    $  2,057,339   $  1,570,856   $  6,176,533
Changes From Operations:
   - Net investment income (loss)                                                      35,716        (13,267)         4,474
   - Net realized gain (loss) on investments                                          167,755         37,260         (4,958)
   - Net change in unrealized appreciation or depreciation on investments              47,946        224,969      1,173,718
                                                                                 -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                    251,417        248,962      1,173,234
Changes From Unit Transactions:
   - Contract purchases                                                                60,896         80,604        399,878
   - Contract withdrawals                                                             (65,996)       (72,842)      (470,281)
   - Contract transfers                                                              (187,409)       (47,270)      (359,954)
                                                                                 -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                 (192,509)       (39,508)      (430,357)
                                                                                 -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                                58,908        209,454        742,877
                                                                                 -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                                     2,116,247      1,780,310      6,919,410
Changes From Operations:
   - Net investment income (loss)                                                      12,025         (8,011)        30,425
   - Net realized gain (loss) on investments                                          140,589        101,837        117,594
   - Net change in unrealized appreciation or depreciation on investments             235,332        417,767      1,686,923
                                                                                 -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                    387,946        511,593      1,834,942
Changes From Unit Transactions:
   - Contract purchases                                                                59,536         62,274        383,049
   - Contract withdrawals                                                            (100,040)      (100,449)      (413,672)
   - Contract transfers                                                               (69,005)      (144,696)      (381,534)
                                                                                 -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                 (109,509)      (182,871)      (412,157)
                                                                                 -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                               278,437        328,722      1,422,785
                                                                                 -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2013                                                  $  2,394,684   $  2,109,032   $  8,342,195
                                                                                 =============  =============  =============


                                                                                 JANUS ASPEN
                                                                                 GLOBAL
                                                                                 RESEARCH
                                                                                 SERVICE
                                                                                 CLASS
                                                                                 SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                    $  1,479,455
Changes From Operations:
   - Net investment income (loss)                                                        (102)
   - Net realized gain (loss) on investments                                           12,210
   - Net change in unrealized appreciation or depreciation on investments             266,753
                                                                                 -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                    278,861
Changes From Unit Transactions:
   - Contract purchases                                                                50,483
   - Contract withdrawals                                                             (67,110)
   - Contract transfers                                                               (21,468)
                                                                                 -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                  (38,095)
                                                                                 -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                               240,766
                                                                                 -------------
NET ASSETS AT DECEMBER 31, 2012                                                     1,720,221
Changes From Operations:
   - Net investment income (loss)                                                       5,379
   - Net realized gain (loss) on investments                                           48,632
   - Net change in unrealized appreciation or depreciation on investments             389,248
                                                                                 -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                    443,259
Changes From Unit Transactions:
   - Contract purchases                                                                41,938
   - Contract withdrawals                                                             (82,178)
   - Contract transfers                                                              (113,785)
                                                                                 -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                 (154,025)
                                                                                 -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                               289,234
                                                                                 -------------
NET ASSETS AT DECEMBER 31, 2013                                                  $  2,009,455
                                                                                 =============



See accompanying notes.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT R

YEARS ENDED DECEMBER 31, 2012 AND 2013



                                                                                                                         LVIP
                                                                                                                         BLACKROCK
                                                                                           LVIP                          EMERGING
                                                                            JANUS ASPEN    BARON GROWTH   LVIP           MARKETS
                                                                            GLOBAL         OPPORTUNITIES  BARON GROWTH   RPM
                                                                            TECHNOLOGY     STANDARD       OPPORTUNITIES  STANDARD
                                                                            SERVICE CLASS  CLASS          SERVICE CLASS  CLASS
                                                                            SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                               $ 2,766,923      $ 162,238     $ 4,232,240    $      --
Changes From Operations:
   - Net investment income (loss)                                               (25,941)         1,325          27,241           --
   - Net realized gain (loss) on investments                                     65,591         20,159         366,679           --
   - Net change in unrealized appreciation or depreciation on investments       481,393          6,857         375,573           --
                                                                            -------------  -------------  -------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                              521,043         28,341         769,493           --
Changes From Unit Transactions:
   - Contract purchases                                                         193,831         10,681         301,869           --
   - Contract withdrawals                                                       (99,476)        (5,632)       (270,160)          --
   - Contract transfers                                                         (33,166)       (19,454)        492,302           --
                                                                            -------------  -------------  -------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                             61,189        (14,405)        524,011           --
                                                                            -------------  -------------  -------------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         582,232         13,936       1,293,504           --
                                                                            -------------  -------------  -------------  -----------
NET ASSETS AT DECEMBER 31, 2012                                               3,349,155        176,174       5,525,744           --
Changes From Operations:
   - Net investment income (loss)                                               (30,499)          (741)        (16,580)       1,311
   - Net realized gain (loss) on investments                                    105,449         37,887         873,485           30
   - Net change in unrealized appreciation or depreciation on investments     1,070,484         71,668       1,482,004       (1,058)
                                                                            -------------  -------------  -------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                            1,145,434        108,814       2,338,909          283
Changes From Unit Transactions:
   - Contract purchases                                                         172,246         21,028         544,189       14,283
   - Contract withdrawals                                                      (126,076)       (12,219)       (419,464)      (3,683)
   - Contract transfers                                                        (135,576)       171,208       1,339,640      238,315
                                                                            -------------  -------------  -------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                            (89,406)       180,017       1,464,365      248,915
                                                                            -------------  -------------  -------------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       1,056,028        288,831       3,803,274      249,198
                                                                            -------------  -------------  -------------  -----------
NET ASSETS AT DECEMBER 31, 2013                                             $ 4,405,183      $ 465,005     $ 9,329,018    $ 249,198
                                                                            =============  =============  =============  ===========


                                                                             LVIP
                                                                             BLACKROCK     LVIP
                                                                             EQUITY        BLACKROCK
                                                                             DIVIDEND      INFLATION       LVIP
                                                                             RPM           PROTECTED BOND  CAPITAL GROWTH
                                                                             STANDARD      STANDARD        STANDARD
                                                                             CLASS         CLASS           CLASS
                                                                             SUBACCOUNT    SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                               $  2,744,174    $   540,161     $   436,939
Changes From Operations:
   - Net investment income (loss)                                                 (2,849)        (9,795)         (2,527)
   - Net realized gain (loss) on investments                                      (5,878)        75,938          10,682
   - Net change in unrealized appreciation or depreciation on investments        452,633         25,799          80,717
                                                                            -------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                               443,906         91,942          88,872
Changes From Unit Transactions:
   - Contract purchases                                                          241,683        332,918          84,067
   - Contract withdrawals                                                       (172,031)       (91,896)        (46,460)
   - Contract transfers                                                          185,480        959,971         118,332
                                                                            -------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                             255,132      1,200,993         155,939
                                                                            -------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          699,038      1,292,935         244,811
                                                                            -------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                                3,443,212      1,833,096         681,750
Changes From Operations:
   - Net investment income (loss)                                                 75,664          2,949          (4,521)
   - Net realized gain (loss) on investments                                     136,365         49,018          49,504
   - Net change in unrealized appreciation or depreciation on investments        870,738       (253,215)        242,351
                                                                            -------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                             1,082,767       (201,248)        287,334
Changes From Unit Transactions:
   - Contract purchases                                                        1,301,333        525,376          80,212
   - Contract withdrawals                                                       (391,991)      (160,686)        (53,958)
   - Contract transfers                                                        3,394,155        805,896         180,976
                                                                            -------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                           4,303,497      1,170,586         207,230
                                                                            -------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        5,386,264        969,338         494,564
                                                                            -------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                             $  8,829,476    $ 2,802,434     $ 1,176,314
                                                                            =============  ==============  ==============



                                                                             LVIP         LVIP
                                                                             CLARION      COLUMBIA
                                                                             GLOBAL       SMALL-MID CAP   LVIP
                                                                             REAL ESTATE  GROWTH RPM      DELAWARE BOND
                                                                             STANDARD     STANDARD        STANDARD
                                                                             CLASS        CLASS           CLASS
                                                                             SUBACCOUNT   SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                               $ 1,486,464    $   953,071     $ 44,963,087
Changes From Operations:
   - Net investment income (loss)                                               (10,766)        (5,526)         695,395
   - Net realized gain (loss) on investments                                     49,851         85,592        1,520,640
   - Net change in unrealized appreciation or depreciation on investments       336,248        (14,109)         544,969
                                                                            ------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                              375,333         65,957        2,761,004
Changes From Unit Transactions:
   - Contract purchases                                                         270,994         90,609        2,896,124
   - Contract withdrawals                                                      (211,939)       (48,727)      (3,685,167)
   - Contract transfers                                                         106,237       (162,282)       4,454,476
                                                                            ------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                            165,292       (120,400)       3,665,433
                                                                            ------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         540,625        (54,443)       6,426,437
                                                                            ------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                               2,027,089        898,628       51,389,524
Changes From Operations:
   - Net investment income (loss)                                               (13,659)       (10,868)         495,311
   - Net realized gain (loss) on investments                                     80,441         57,750          719,630
   - Net change in unrealized appreciation or depreciation on investments        (4,710)       355,292       (2,727,308)
                                                                            ------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                               62,072        402,174       (1,512,367)
Changes From Unit Transactions:
   - Contract purchases                                                         388,188        104,442        2,523,964
   - Contract withdrawals                                                      (168,761)       (70,923)      (4,432,611)
   - Contract transfers                                                         256,959      1,783,969       (2,780,781)
                                                                            ------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                            476,386      1,817,488       (4,689,428)
                                                                            ------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         538,458      2,219,662       (6,201,795)
                                                                            ------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                             $ 2,565,547    $ 3,118,290     $ 45,187,729
                                                                            ============  ==============  ==============


                                                                                           LVIP
                                                                            LVIP           DELAWARE      LVIP
                                                                            DELAWARE       FOUNDATION    DELAWARE
                                                                            DIVERSIFIED    AGGRESSIVE    GROWTH
                                                                            FLOATING RATE  ALLOCATION    AND INCOME
                                                                            STANDARD       STANDARD      STANDARD
                                                                            CLASS          CLASS         CLASS
                                                                            SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                $   934,389   $ 2,690,376   $  601,946
Changes From Operations:
   - Net investment income (loss)                                                  9,024        28,927        4,151
   - Net realized gain (loss) on investments                                        (279)       (4,392)       4,544
   - Net change in unrealized appreciation or depreciation on investments         25,976       304,242       83,704
                                                                            -------------  ------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                34,721       328,777       92,399
Changes From Unit Transactions:
   - Contract purchases                                                           49,943       122,440       82,576
   - Contract withdrawals                                                        (30,918)     (168,937)     (41,451)
   - Contract transfers                                                           37,745      (223,153)      82,248
                                                                            -------------  ------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                              56,770      (269,650)     123,373
                                                                            -------------  ------------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                           91,491        59,127      215,772
                                                                            -------------  ------------  -----------
NET ASSETS AT DECEMBER 31, 2012                                                1,025,880     2,749,503      817,718
Changes From Operations:
   - Net investment income (loss)                                                 14,130        31,101        8,707
   - Net realized gain (loss) on investments                                       8,710        16,340       70,936
   - Net change in unrealized appreciation or depreciation on investments         (7,702)      524,178      154,961
                                                                            -------------  ------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                15,138       571,619      234,604
Changes From Unit Transactions:
   - Contract purchases                                                          261,900       372,437       50,669
   - Contract withdrawals                                                       (127,410)     (137,439)     (54,604)
   - Contract transfers                                                        2,250,797        45,883     (183,541)
                                                                            -------------  ------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                           2,385,287       280,881     (187,476)
                                                                            -------------  ------------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        2,400,425       852,500       47,128
                                                                            -------------  ------------  -----------
NET ASSETS AT DECEMBER 31, 2013                                              $ 3,426,305   $ 3,602,003   $  864,846
                                                                            =============  ============  ===========



See accompanying notes.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT R

YEARS ENDED DECEMBER 31, 2012 AND 2013




                                                                            LVIP         LVIP           LVIP          LVIP
                                                                            DELAWARE     DELAWARE       DIMENSIONAL   DIMENSIONAL
                                                                            SOCIAL       SPECIAL        NON-U.S.      U.S. EQUITY
                                                                            AWARENESS    OPPORTUNITIES  EQUITY RPM    RPM
                                                                            STANDARD     STANDARD       STANDARD      STANDARD
                                                                            CLASS        CLASS          CLASS         CLASS
                                                                            SUBACCOUNT   SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                              $   997,194   $   506,642    $        --   $        --
Changes From Operations:
   - Net investment income (loss)                                                   56         2,011          7,107         4,482
   - Net realized gain (loss) on investments                                    63,490        79,381             60            57
   - Net change in unrealized appreciation or depreciation on investments       56,624        (4,226)        17,510        16,162
                                                                           ------------  -------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                             120,170        77,166         24,677        20,701
Changes From Unit Transactions:
   - Contract purchases                                                         48,339       114,338          1,940           837
   - Contract withdrawals                                                     (111,993)      (38,039)        (5,452)       (8,176)
   - Contract transfers                                                       (274,821)       77,844        345,577       549,044
                                                                           ------------  -------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                          (338,475)      154,143        342,065       541,705
                                                                           ------------  -------------  ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       (218,305)      231,309        366,742       562,406
                                                                           ------------  -------------  ------------  ------------
NET ASSETS AT DECEMBER 31, 2012                                                778,889       737,951        366,742       562,406
Changes From Operations:
   - Net investment income (loss)                                                6,920         8,440         15,387         9,470
   - Net realized gain (loss) on investments                                    39,757       108,369          8,327        51,950
   - Net change in unrealized appreciation or depreciation on investments      233,070       173,608         83,385       257,845
                                                                           ------------  -------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                             279,747       290,417        107,099       319,265
Changes From Unit Transactions:
   - Contract purchases                                                         42,633        84,061        487,168       242,030
   - Contract withdrawals                                                      (44,310)      (45,363)       (83,735)     (107,697)
   - Contract transfers                                                        130,659       390,032        280,490       967,453
                                                                           ------------  -------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                           128,982       428,730        683,923     1,101,786
                                                                           ------------  -------------  ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        408,729       719,147        791,022     1,421,051
                                                                           ------------  -------------  ------------  ------------
NET ASSETS AT DECEMBER 31, 2013                                            $ 1,187,618   $ 1,457,098    $ 1,157,764   $ 1,983,457
                                                                           ============  =============  ============  ============



                                                                           LVIP                                         LVIP
                                                                           DIMENSIONAL/                   LVIP          JPMORGAN
                                                                           VANGUARD       LVIP            JPMORGAN      MID CAP
                                                                           TOTAL BOND     GLOBAL INCOME   HIGH YIELD    VALUE RPM
                                                                           STANDARD       STANDARD        STANDARD      STANDARD
                                                                           CLASS          CLASS           CLASS         CLASS
                                                                           SUBACCOUNT     SUBACCOUNT      SUBACCOUNT    SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                              $     62,859    $ 2,334,931   $   533,133   $   579,175
Changes From Operations:
   - Net investment income (loss)                                                44,356         51,370        47,482        (4,403)
   - Net realized gain (loss) on investments                                        760          1,143         1,543        17,988
   - Net change in unrealized appreciation or depreciation on investments       (48,535)       133,913        58,918        62,894
                                                                           -------------  -------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                               (3,419)       186,426       107,943        76,479
Changes From Unit Transactions:
   - Contract purchases                                                          80,023        143,891       181,301       106,164
   - Contract withdrawals                                                       (29,502)      (248,363)      (59,199)      (39,704)
   - Contract transfers                                                       3,722,588        584,199       407,310        12,091
                                                                           -------------  -------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                          3,773,109        479,727       529,412        78,551
                                                                           -------------  -------------  ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       3,769,690        666,153       637,355       155,030
                                                                           -------------  -------------  ------------  ------------
NET ASSETS AT DECEMBER 31, 2012                                               3,832,549      3,001,084     1,170,488       734,205
Changes From Operations:
   - Net investment income (loss)                                                13,731         (4,086)      113,160           372
   - Net realized gain (loss) on investments                                    (79,658)      (145,675)       12,567        51,301
   - Net change in unrealized appreciation or depreciation on investments         3,814          6,703       (22,764)      174,363
                                                                           -------------  -------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                              (62,113)      (143,058)      102,963       226,036
Changes From Unit Transactions:
   - Contract purchases                                                         302,891        249,266       492,712       134,275
   - Contract withdrawals                                                      (202,082)      (165,924)     (185,004)     (108,314)
   - Contract transfers                                                      (2,288,430)      (590,069)    1,245,483       657,220
                                                                           -------------  -------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                         (2,187,621)      (506,727)    1,553,191       683,181
                                                                           -------------  -------------  ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      (2,249,734)      (649,785)    1,656,154       909,217
                                                                           -------------  -------------  ------------  ------------
NET ASSETS AT DECEMBER 31, 2013                                            $  1,582,815    $ 2,351,299   $ 2,826,642   $ 1,643,422
                                                                           =============  =============  ============  ============



                                                                           LVIP          LVIP          LVIP           LVIP
                                                                           MANAGED       MANAGED       MANAGED        MANAGED
                                                                           RISK          RISK          RISK           RISK
                                                                           PROFILE 2010  PROFILE 2020  PROFILE 2030   PROFILE 2040
                                                                           STANDARD      STANDARD      STANDARD       STANDARD
                                                                           CLASS         CLASS         CLASS          CLASS
                                                                           SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                              $ 579,951     $  846,518    $ 1,014,665   $   931,311
Changes From Operations:
   - Net investment income (loss)                                             10,094         12,619         14,572         9,303
   - Net realized gain (loss) on investments                                  18,301         18,665          8,522        28,721
   - Net change in unrealized appreciation or depreciation on investments     17,445         33,651         52,874        22,771
                                                                           ------------  ------------  ------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                            45,840         64,935         75,968        60,795
Changes From Unit Transactions:
   - Contract purchases                                                       70,556         72,602        136,501       104,688
   - Contract withdrawals                                                    (69,134)       (75,955)       (72,907)      (47,642)
   - Contract transfers                                                          442            527         92,104       (40,551)
                                                                           ------------  ------------  ------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                           1,864         (2,826)       155,698        16,495
                                                                           ------------  ------------  ------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       47,704         62,109        231,666        77,290
                                                                           ------------  ------------  ------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                              627,655        908,627      1,246,331     1,008,601
Changes From Operations:
   - Net investment income (loss)                                              4,205          6,546         13,284         4,824
   - Net realized gain (loss) on investments                                  15,104         14,001         12,399        36,236
   - Net change in unrealized appreciation or depreciation on investments     32,506         73,340        158,959       107,591
                                                                           ------------  ------------  ------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                            51,815         93,887        184,642       148,651
Changes From Unit Transactions:
   - Contract purchases                                                       21,802         22,559        136,502        65,295
   - Contract withdrawals                                                    (19,410)       (25,361)       (79,958)      (72,058)
   - Contract transfers                                                      (38,185)       (20,224)       268,438       (99,973)
                                                                           ------------  ------------  ------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                         (35,793)       (23,026)       324,982      (106,736)
                                                                           ------------  ------------  ------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       16,022         70,861        509,624        41,915
                                                                           ------------  ------------  ------------  -------------
NET ASSETS AT DECEMBER 31, 2013                                            $ 643,677     $  979,488    $ 1,755,955   $ 1,050,516
                                                                           ============  ============  ============  =============


                                                                           LVIP
                                                                           MANAGED
                                                                           RISK
                                                                           PROFILE
                                                                           CONSERVATIVE
                                                                           STANDARD
                                                                           CLASS
                                                                           SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                              $ 4,749,064
Changes From Operations:
   - Net investment income (loss)                                              151,430
   - Net realized gain (loss) on investments                                   109,147
   - Net change in unrealized appreciation or depreciation on investments      143,369
                                                                           ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                             403,946
Changes From Unit Transactions:
   - Contract purchases                                                        214,896
   - Contract withdrawals                                                     (335,033)
   - Contract transfers                                                       (188,137)
                                                                           ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                          (308,274)
                                                                           ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         95,672
                                                                           ------------
NET ASSETS AT DECEMBER 31, 2012                                              4,844,736
Changes From Operations:
   - Net investment income (loss)                                               66,584
   - Net realized gain (loss) on investments                                   293,211
   - Net change in unrealized appreciation or depreciation on investments       89,386
                                                                           ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                             449,181
Changes From Unit Transactions:
   - Contract purchases                                                        508,654
   - Contract withdrawals                                                     (168,985)
   - Contract transfers                                                       (191,578)
                                                                           ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                           148,091
                                                                           ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        597,272
                                                                           ------------
NET ASSETS AT DECEMBER 31, 2013                                            $ 5,442,008
                                                                           ============



See accompanying notes.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT R

YEARS ENDED DECEMBER 31, 2012 AND 2013



                                                                                        LVIP
                                                                       LVIP             MANAGED        LVIP
                                                                       MANAGED          RISK           MFS
                                                                       RISK             PROFILE        INTERNATIONAL   LVIP
                                                                       PROFILE GROWTH   MODERATE       GROWTH          MFS VALUE
                                                                       STANDARD         STANDARD       STANDARD        STANDARD
                                                                       CLASS            CLASS          CLASS           CLASS
                                                                       SUBACCOUNT       SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                          $  14,978,144   $  16,585,570    $   848,860   $ 3,769,639
Changes From Operations:
   - Net investment income (loss)                                            330,733         477,374          2,143        28,553
   - Net realized gain (loss) on investments                                  94,149         150,794         (4,406)      129,928
   - Net change in unrealized appreciation or depreciation on investments    844,566         856,685        175,379       439,478
                                                                       --------------  --------------  -------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                         1,269,448       1,484,853        173,116       597,959
Changes From Unit Transactions:
   - Contract purchases                                                    2,386,165       2,200,552        196,124       533,254
   - Contract withdrawals                                                 (1,098,943)     (1,828,215)       (75,173)     (238,038)
   - Contract transfers                                                     (892,373)      1,042,668         67,356      (198,301)
                                                                       --------------  --------------  -------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                         394,849       1,415,005        188,307        96,915
                                                                       --------------  --------------  -------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                    1,664,297       2,899,858        361,423       694,874
                                                                       --------------  --------------  -------------  ------------
NET ASSETS AT DECEMBER 31, 2012                                           16,642,441      19,485,428      1,210,283     4,464,513
Changes From Operations:
   - Net investment income (loss)                                            258,008         388,032          7,523        83,864
   - Net realized gain (loss) on investments                                 193,320         268,951         92,371       213,888
   - Net change in unrealized appreciation or depreciation on investments  1,942,466       2,117,810        185,224     1,371,946
                                                                       --------------  --------------  -------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                         2,393,794       2,774,793        285,118     1,669,698
Changes From Unit Transactions:
   - Contract purchases                                                    4,023,818       2,206,109        895,653       743,506
   - Contract withdrawals                                                 (1,685,282)     (1,200,550)      (168,554)     (310,151)
   - Contract transfers                                                      709,387       8,573,472        618,615     1,181,489
                                                                       --------------  --------------  -------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                       3,047,923       9,579,031      1,345,714     1,614,844
                                                                       --------------  --------------  -------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                    5,441,717      12,353,824      1,630,832     3,284,542
                                                                       --------------  --------------  -------------  ------------
NET ASSETS AT DECEMBER 31, 2013                                        $  22,084,158   $  31,839,252    $ 2,841,115   $ 7,749,055
                                                                       ==============  ==============  =============  ============



                                                                                     LVIP                            LVIP
                                                                        LVIP         MONDRIAN         LVIP           SSGA
                                                                        MID-CAP      INTERNATIONAL    MONEY          BOND
                                                                        VALUE        VALUE            MARKET         INDEX
                                                                        STANDARD     STANDARD         STANDARD       STANDARD
                                                                        CLASS        CLASS            CLASS          CLASS
                                                                        SUBACCOUNT   SUBACCOUNT       SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                          $   504,755   $ 6,868,472    $  36,887,918   $  1,416,006
Changes From Operations:
   - Net investment income (loss)                                             (682)      156,062         (220,126)        23,374
   - Net realized gain (loss) on investments                                18,185      (242,886)             168         30,511
   - Net change in unrealized appreciation or depreciation on investments  123,646       697,602               --         (4,331)
                                                                       ------------  -------------  --------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                         141,149       610,778         (219,958)        49,554
Changes From Unit Transactions:
   - Contract purchases                                                     73,560       393,142       51,880,285        345,776
   - Contract withdrawals                                                  (41,157)     (463,435)     (10,555,963)      (155,456)
   - Contract transfers                                                    165,234      (113,496)     (29,389,373)      (283,968)
                                                                       ------------  -------------  --------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                       197,637      (183,789)      11,934,949        (93,648)
                                                                       ------------  -------------  --------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                    338,786       426,989       11,714,991        (44,094)
                                                                       ------------  -------------  --------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                            843,541     7,295,461       48,602,909      1,371,912
Changes From Operations:
   - Net investment income (loss)                                           (6,168)      167,264         (245,704)        34,569
   - Net realized gain (loss) on investments                                37,605          (677)              --          9,475
   - Net change in unrealized appreciation or depreciation on investments  430,468     1,453,295               --       (103,408)
                                                                       ------------  -------------  --------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                         461,905     1,619,882         (245,704)       (59,364)
Changes From Unit Transactions:
   - Contract purchases                                                    193,141       487,686       95,239,303      1,158,191
   - Contract withdrawals                                                  (99,629)     (444,169)     (13,631,010)      (282,445)
   - Contract transfers                                                    951,368       670,213      (75,259,371)       516,190
                                                                       ------------  -------------  --------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                     1,044,880       713,730        6,348,922      1,391,936
                                                                       ------------  -------------  --------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                  1,506,785     2,333,612        6,103,218      1,332,572
                                                                       ------------  -------------  --------------  -------------
NET ASSETS AT DECEMBER 31, 2013                                        $ 2,350,326   $ 9,629,073    $  54,706,127   $  2,704,484
                                                                       ============  =============  ==============  =============


                                                                       LVIP          LVIP
                                                                       SSGA          SSGA          LVIP               LVIP
                                                                       CONSERVATIVE  CONSERVATIVE  SSGA               SSGA
                                                                       INDEX         STRUCTURED    DEVELOPED          EMERGING
                                                                       ALLOCATION    ALLOCATION    INTERNATIONAL 150  MARKETS 100
                                                                       STANDARD      STANDARD      STANDARD           STANDARD
                                                                       CLASS         CLASS         CLASS              CLASS
                                                                       SUBACCOUNT    SUBACCOUNT    SUBACCOUNT         SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                          $    40,938   $     1,449      $ 132,743       $ 1,508,862
Changes From Operations:
   - Net investment income (loss)                                            1,501            74          3,897            38,658
   - Net realized gain (loss) on investments                                   128            15           (786)           19,982
   - Net change in unrealized appreciation or depreciation on investments    3,198            59         28,304            70,223
                                                                       ------------  ------------  -----------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                           4,827           148         31,415           128,863
Changes From Unit Transactions:
   - Contract purchases                                                     26,306         1,500         16,972           269,638
   - Contract withdrawals                                                   (3,612)         (432)       (11,165)          (93,221)
   - Contract transfers                                                     17,995            75         97,034           374,492
                                                                       ------------  ------------  -----------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                        40,689         1,143        102,841           550,909
                                                                       ------------  ------------  -----------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     45,516         1,291        134,256           679,772
                                                                       ------------  ------------  -----------------  ------------
NET ASSETS AT DECEMBER 31, 2012                                             86,454         2,740        266,999         2,188,634
Changes From Operations:
   - Net investment income (loss)                                           32,048        23,524         16,902            54,260
   - Net realized gain (loss) on investments                                   837           508          4,250           (96,175)
   - Net change in unrealized appreciation or depreciation on investments   50,358        21,026         49,941            18,153
                                                                       ------------  ------------  -----------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                          83,243        45,058         71,093           (23,762)
Changes From Unit Transactions:
   - Contract purchases                                                    175,777            --         50,320         1,129,540
   - Contract withdrawals                                                  (52,665)      (21,043)       (28,568)         (252,328)
   - Contract transfers                                                  2,404,220     1,351,467        462,179           390,360
                                                                       ------------  ------------  -----------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                     2,527,332     1,330,424        483,931         1,267,572
                                                                       ------------  ------------  -----------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                  2,610,575     1,375,482        555,024         1,243,810
                                                                       ------------  ------------  -----------------  ------------
NET ASSETS AT DECEMBER 31, 2013                                        $ 2,697,029   $ 1,378,222      $ 822,023       $ 3,432,444
                                                                       ============  ============  =================  ============


                                                                       LVIP
                                                                       SSGA
                                                                       GLOBAL
                                                                       TACTICAL
                                                                       ALLOCATION RPM
                                                                       STANDARD
                                                                       CLASS
                                                                       SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                           $ 4,647,227
Changes From Operations:
   - Net investment income (loss)                                           153,206
   - Net realized gain (loss) on investments                                  3,869
   - Net change in unrealized appreciation or depreciation on investments   359,358
                                                                       --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                          516,433
Changes From Unit Transactions:
   - Contract purchases                                                     495,059
   - Contract withdrawals                                                  (272,415)
   - Contract transfers                                                     326,783
                                                                       --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                        549,427
                                                                       --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                   1,065,860
                                                                       --------------
NET ASSETS AT DECEMBER 31, 2012                                           5,713,087
Changes From Operations:
   - Net investment income (loss)                                            73,508
   - Net realized gain (loss) on investments                                280,827
   - Net change in unrealized appreciation or depreciation on investments    72,429
                                                                       --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                          426,764
Changes From Unit Transactions:
   - Contract purchases                                                     318,756
   - Contract withdrawals                                                  (187,149)
   - Contract transfers                                                  (1,083,406)
                                                                       --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                       (951,799)
                                                                       --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                    (525,035)
                                                                       --------------
NET ASSETS AT DECEMBER 31, 2013                                         $ 5,188,052
                                                                       ==============



See accompanying notes.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT R

YEARS ENDED DECEMBER 31, 2012 AND 2013




                                                                                                          LVIP          LVIP
                                                                           LVIP                           SSGA          SSGA
                                                                           SSGA           LVIP            MODERATE      MODERATE
                                                                           INTERNATIONAL  SSGA            INDEX         STRUCTURED
                                                                           INDEX          LARGE CAP 100   ALLOCATION    ALLOCATION
                                                                           STANDARD       STANDARD        STANDARD      STANDARD
                                                                           CLASS          CLASS           CLASS         CLASS
                                                                           SUBACCOUNT     SUBACCOUNT      SUBACCOUNT    SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                               $   580,571    $  269,815    $   529,269   $   345,280
Changes From Operations:
   - Net investment income (loss)                                                11,463         5,270         12,123        39,726
   - Net realized gain (loss) on investments                                     (2,458)        3,358          2,173         3,640
   - Net change in unrealized appreciation or depreciation on investments       113,258        29,584         47,622        23,736
                                                                           -------------  -------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                              122,263        38,212         61,918        67,102
Changes From Unit Transactions:
   - Contract purchases                                                         146,968        66,006         32,445       211,766
   - Contract withdrawals                                                       (72,235)      (31,498)       (49,083)      (59,216)
   - Contract transfers                                                         147,678       191,755         63,483       763,721
                                                                           -------------  -------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                            222,411       226,263         46,845       916,271
                                                                           -------------  -------------  ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         344,674       264,475        108,763       983,373
                                                                           -------------  -------------  ------------  ------------
NET ASSETS AT DECEMBER 31, 2012                                                 925,245       534,290        638,032     1,328,653
Changes From Operations:
   - Net investment income (loss)                                                33,789        12,294         53,253       130,319
   - Net realized gain (loss) on investments                                     12,948       103,826          5,931        27,098
   - Net change in unrealized appreciation or depreciation on investments       335,652        50,021        152,301       131,256
                                                                           -------------  -------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                              382,389       166,141        211,485       288,673
Changes From Unit Transactions:
   - Contract purchases                                                         530,233       106,414      2,955,437     3,613,917
   - Contract withdrawals                                                      (119,716)     (166,840)      (313,327)     (251,600)
   - Contract transfers                                                       1,911,428       239,661        898,708     1,342,834
                                                                           -------------  -------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                          2,321,945       179,235      3,540,818     4,705,151
                                                                           -------------  -------------  ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       2,704,334       345,376      3,752,303     4,993,824
                                                                           -------------  -------------  ------------  ------------
NET ASSETS AT DECEMBER 31, 2013                                             $ 3,629,579    $  879,666    $ 4,390,335   $ 6,322,477
                                                                           =============  =============  ============  ============


                                                                            LVIP           LVIP
                                                                            SSGA           SSGA
                                                                            MODERATELY     MODERATELY     LVIP          LVIP
                                                                            AGGRESSIVE     AGGRESSIVE     SSGA          SSGA
                                                                            INDEX          STRUCTURED     S&P 500       SMALL-CAP
                                                                            ALLOCATION     ALLOCATION     INDEX         INDEX
                                                                            STANDARD       STANDARD       STANDARD      STANDARD
                                                                            CLASS          CLASS          CLASS         CLASS
                                                                            SUBACCOUNT     SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                              $    190,937   $    108,556   $  4,952,338   $   665,480
Changes From Operations:
   - Net investment income (loss)                                                55,936          5,724         27,327         4,809
   - Net realized gain (loss) on investments                                      2,300          1,199        365,477        19,800
   - Net change in unrealized appreciation or depreciation on investments        89,513         11,571        401,505       153,777
                                                                           -------------  -------------  -------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                              147,749         18,494        794,309       178,386
Changes From Unit Transactions:
   - Contract purchases                                                         142,668         82,361      1,292,654       830,511
   - Contract withdrawals                                                       (70,596)       (31,276)      (336,880)      (95,537)
   - Contract transfers                                                       2,949,099        708,293        (36,855)      (35,239)
                                                                           -------------  -------------  -------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                          3,021,171        759,378        918,919       699,735
                                                                           -------------  -------------  -------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       3,168,920        777,872      1,713,228       878,121
                                                                           -------------  -------------  -------------  ------------
NET ASSETS AT DECEMBER 31, 2012                                               3,359,857        886,428      6,665,566     1,543,601
Changes From Operations:
   - Net investment income (loss)                                                54,759         48,924        209,327        13,035
   - Net realized gain (loss) on investments                                     41,959         17,475        353,614       171,551
   - Net change in unrealized appreciation or depreciation on investments       500,031        196,417      2,752,988       626,977
                                                                           -------------  -------------  -------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                              596,749        262,816      3,315,929       811,563
Changes From Unit Transactions:
   - Contract purchases                                                         806,679        315,628      1,972,949       436,446
   - Contract withdrawals                                                      (208,101)      (193,666)    (1,106,978)     (499,182)
   - Contract transfers                                                       1,239,385      1,335,470     10,148,334     1,538,191
                                                                           -------------  -------------  -------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                          1,837,963      1,457,432     11,014,305     1,475,455
                                                                           -------------  -------------  -------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       2,434,712      1,720,248     14,330,234     2,287,018
                                                                           -------------  -------------  -------------  ------------
NET ASSETS AT DECEMBER 31, 2013                                            $  5,794,569   $  2,606,676   $ 20,995,800   $ 3,830,619
                                                                           =============  =============  =============  ============



                                                                                                        LVIP
                                                                           LVIP                         T. ROWE PRICE
                                                                           SSGA          LVIP           STRUCTURED     LVIP
                                                                           SMALL-MID     T. ROWE PRICE  MID-CAP        TEMPLETON
                                                                           CAP 200       GROWTH STOCK   GROWTH         GROWTH RPM
                                                                           STANDARD      STANDARD       STANDARD       STANDARD
                                                                           CLASS         CLASS          CLASS          CLASS
                                                                           SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                              $   274,124   $   985,001     $ 1,353,106   $   605,509
Changes From Operations:
   - Net investment income (loss)                                                8,591        (6,742)        (11,569)       10,169
   - Net realized gain (loss) on investments                                    33,724        14,803         118,481         4,540
   - Net change in unrealized appreciation or depreciation on investments        1,517       175,164         102,645       113,456
                                                                           ------------  -------------  -------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                              43,832       183,225         209,557       128,165
Changes From Unit Transactions:
   - Contract purchases                                                         78,073       164,556         171,574        75,337
   - Contract withdrawals                                                      (33,712)      (68,366)       (104,285)      (51,503)
   - Contract transfers                                                         62,393       313,772         274,752         4,772
                                                                           ------------  -------------  -------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                           106,754       409,962         342,041        28,606
                                                                           ------------  -------------  -------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        150,586       593,187         551,598       156,771
                                                                           ------------  -------------  -------------  ------------
NET ASSETS AT DECEMBER 31, 2012                                                424,710     1,578,188       1,904,704       762,280
Changes From Operations:
   - Net investment income (loss)                                               47,295        (9,722)        (19,708)       11,541
   - Net realized gain (loss) on investments                                   160,851       107,242         102,161        21,714
   - Net change in unrealized appreciation or depreciation on investments      150,124       569,908         755,484       143,565
                                                                           ------------  -------------  -------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                             358,270       667,428         837,937       176,820
Changes From Unit Transactions:
   - Contract purchases                                                        388,826       293,566         213,999       140,034
   - Contract withdrawals                                                     (114,995)     (111,463)        (98,509)      (95,336)
   - Contract transfers                                                      1,396,084       209,262         987,370       444,647
                                                                           ------------  -------------  -------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                         1,669,915       391,365       1,102,860       489,345
                                                                           ------------  -------------  -------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      2,028,185     1,058,793       1,940,797       666,165
                                                                           ------------  -------------  -------------  ------------
NET ASSETS AT DECEMBER 31, 2013                                            $ 2,452,895   $ 2,636,981     $ 3,845,501   $ 1,428,445
                                                                           ============  =============  =============  ============





                                                                           LVIP
                                                                           UBS LARGE CAP
                                                                           GROWTH RPM
                                                                           STANDARD
                                                                           CLASS
                                                                           SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                               $ 2,754,242
Changes From Operations:
   - Net investment income (loss)                                               (21,858)
   - Net realized gain (loss) on investments                                     36,088
   - Net change in unrealized appreciation or depreciation on investments       423,540
                                                                           -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                              437,770
Changes From Unit Transactions:
   - Contract purchases                                                         179,510
   - Contract withdrawals                                                      (192,663)
   - Contract transfers                                                         177,983
                                                                           -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                            164,830
                                                                           -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         602,600
                                                                           -------------
NET ASSETS AT DECEMBER 31, 2012                                               3,356,842
Changes From Operations:
   - Net investment income (loss)                                               (22,746)
   - Net realized gain (loss) on investments                                    141,747
   - Net change in unrealized appreciation or depreciation on investments       622,487
                                                                           -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                              741,488
Changes From Unit Transactions:
   - Contract purchases                                                         116,323
   - Contract withdrawals                                                      (127,741)
   - Contract transfers                                                        (307,155)
                                                                           -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                           (318,573)
                                                                           -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         422,915
                                                                           -------------
NET ASSETS AT DECEMBER 31, 2013                                             $ 3,779,757
                                                                           =============



See accompanying notes.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT R

YEARS ENDED DECEMBER 31, 2012 AND 2013



                                                                         LVIP         LVIP
                                                                         VANGUARD     VANGUARD
                                                                         DOMESTIC     INTERNATIONAL
                                                                         EQUITY       EQUITY
                                                                         ETF          ETF
                                                                         STANDARD     STANDARD       M CAPITAL     M INTERNATIONAL
                                                                         CLASS        CLASS          APPRECIATION  EQUITY
                                                                         SUBACCOUNT   SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                           $     9,140    $   159,728   $   901,681     $ 1,374,512
Changes From Operations:
   - Net investment income (loss)                                               402          5,963        (3,419)         19,217
   - Net realized gain (loss) on investments                                    100          7,159        70,971         (38,771)
   - Net change in unrealized appreciation or depreciation on investments     1,789         30,634        85,995         286,417
                                                                        ------------  -------------  ------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                            2,291         43,756       153,547         266,863
Changes From Unit Transactions:
   - Contract purchases                                                      14,253         43,145        54,264         145,640
   - Contract withdrawals                                                    (6,725)       (11,891)      (29,019)        (70,068)
   - Contract transfers                                                      19,955        359,289        20,492        (188,505)
                                                                        ------------  -------------  ------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                         27,483        390,543        45,737        (112,933)
                                                                        ------------  -------------  ------------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      29,774        434,299       199,284         153,930
                                                                        ------------  -------------  ------------  ---------------
NET ASSETS AT DECEMBER 31, 2012                                              38,914        594,027     1,100,965       1,528,442
Changes From Operations:
   - Net investment income (loss)                                            18,949         29,976        (8,708)         29,846
   - Net realized gain (loss) on investments                                  5,152         28,882       156,601         (10,739)
   - Net change in unrealized appreciation or depreciation on investments   113,537         45,970       269,343         231,734
                                                                        ------------  -------------  ------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                          137,638        104,828       417,236         250,841
Changes From Unit Transactions:
   - Contract purchases                                                   1,347,771        668,598        46,536          43,402
   - Contract withdrawals                                                   (88,141)       (63,666)      (30,762)        (34,470)
   - Contract transfers                                                     782,753        656,357       (72,040)         77,274
                                                                        ------------  -------------  ------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                      2,042,383      1,261,289       (56,266)         86,206
                                                                        ------------  -------------  ------------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                   2,180,021      1,366,117       360,970         337,047
                                                                        ------------  -------------  ------------  ---------------
NET ASSETS AT DECEMBER 31, 2013                                         $ 2,218,935    $ 1,960,144   $ 1,461,935     $ 1,865,489
                                                                        ============  =============  ============  ===============






                                                                                                    MFS VIT         MFS VIT
                                                                        M LARGE CAP   M LARGE CAP   CORE EQUITY     GROWTH
                                                                        GROWTH        VALUE         INITIAL CLASS   INITIAL CLASS
                                                                        SUBACCOUNT    SUBACCOUNT    SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                           $   818,941    $  568,970   $   809,902    $  6,423,476
Changes From Operations:
   - Net investment income (loss)                                            (5,847)        1,357           (69)        (53,056)
   - Net realized gain (loss) on investments                                 13,076         7,770         9,429         245,770
   - Net change in unrealized appreciation or depreciation on investments   148,552        80,111       121,969         872,741
                                                                        ------------  ------------  -------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                          155,781        89,238       131,329       1,065,455
Changes From Unit Transactions:
   - Contract purchases                                                      86,457        57,807        14,399         336,449
   - Contract withdrawals                                                   (30,452)      (19,401)      (27,446)       (502,631)
   - Contract transfers                                                     (31,398)      (84,457)      125,361         113,563
                                                                        ------------  ------------  -------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                         24,607       (46,051)      112,314         (52,619)
                                                                        ------------  ------------  -------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     180,388        43,187       243,643       1,012,836
                                                                        ------------  ------------  -------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                             999,329       612,157     1,053,545       7,436,312
Changes From Operations:
   - Net investment income (loss)                                            (1,054)       13,794         2,762         (42,933)
   - Net realized gain (loss) on investments                                 88,438        77,692        25,264         503,613
   - Net change in unrealized appreciation or depreciation on investments   283,442        94,104       342,201       2,283,891
                                                                        ------------  ------------  -------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                          370,826       185,590       370,227       2,744,571
Changes From Unit Transactions:
   - Contract purchases                                                      52,647        21,855        19,750         603,394
   - Contract withdrawals                                                   (29,559)      (16,458)      (26,251)       (872,378)
   - Contract transfers                                                      29,640       (81,036)       36,033       1,074,298
                                                                        ------------  ------------  -------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                         52,728       (75,639)       29,532         805,314
                                                                        ------------  ------------  -------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     423,554       109,951       399,759       3,549,885
                                                                        ------------  ------------  -------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                         $ 1,422,883    $  722,108   $ 1,453,304    $ 10,986,197
                                                                        ============  ============  =============  ==============





                                                                                                        NB AMT         NB AMT
                                                                         MFS VIT         MFS VIT        LARGE CAP      MID CAP
                                                                         TOTAL RETURN    UTILITIES      VALUE I        GROWTH I
                                                                         INITIAL CLASS   INITIAL CLASS  CLASS          CLASS
                                                                         SUBACCOUNT      SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                           $  15,646,699   $  12,893,297   $ 1,338,622   $ 11,746,694
Changes From Operations:
   - Net investment income (loss)                                             315,979         809,115        (5,332)       (98,279)
   - Net realized gain (loss) on investments                                  117,553         321,071       (18,206)       420,912
   - Net change in unrealized appreciation or depreciation on investments   1,133,736         472,318       233,150      1,021,992
                                                                        --------------  --------------  ------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                          1,567,268       1,602,504       209,612      1,344,625
Changes From Unit Transactions:
   - Contract purchases                                                       981,450         807,132        43,966        644,765
   - Contract withdrawals                                                  (1,550,123)     (1,406,289)      (53,516)      (772,616)
   - Contract transfers                                                      (849,900)       (129,703)        1,429       (394,382)
                                                                        --------------  --------------  ------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                       (1,418,573)       (728,860)       (8,121)      (522,233)
                                                                        --------------  --------------  ------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       148,695         873,644       201,491        822,392
                                                                        --------------  --------------  ------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                            15,795,394      13,766,941     1,540,113     12,569,086
Changes From Operations:
   - Net investment income (loss)                                             172,247         243,492         6,475       (110,494)
   - Net realized gain (loss) on investments                                  301,036         654,203         3,420        460,833
   - Net change in unrealized appreciation or depreciation on investments   2,309,892       1,777,610       449,632      3,574,090
                                                                        --------------  --------------  ------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                          2,783,175       2,675,305       459,527      3,924,429
Changes From Unit Transactions:
   - Contract purchases                                                       794,052         624,317        50,597        583,657
   - Contract withdrawals                                                  (1,465,850)     (1,105,668)     (127,376)      (537,870)
   - Contract transfers                                                      (334,336)        282,292         1,863       (452,235)
                                                                        --------------  --------------  ------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                       (1,006,134)       (199,059)      (74,916)      (406,448)
                                                                        --------------  --------------  ------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     1,777,041       2,476,246       384,611      3,517,981
                                                                        --------------  --------------  ------------  -------------
NET ASSETS AT DECEMBER 31, 2013                                         $  17,572,435   $  16,243,187   $ 1,924,724   $ 16,087,067
                                                                        ==============  ==============  ============  =============




                                                                         NB AMT
                                                                         MID CAP
                                                                         INTRINSIC
                                                                         VALUE I
                                                                         CLASS
                                                                         SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                           $  2,549,969
Changes From Operations:
   - Net investment income (loss)                                             (2,329)
   - Net realized gain (loss) on investments                                 782,097
   - Net change in unrealized appreciation or depreciation on investments   (400,492)
                                                                        -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                           379,276
Changes From Unit Transactions:
   - Contract purchases                                                      135,581
   - Contract withdrawals                                                   (230,188)
   - Contract transfers                                                       89,918
                                                                        -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                          (4,689)
                                                                        -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      374,587
                                                                        -------------
NET ASSETS AT DECEMBER 31, 2012                                            2,924,556
Changes From Operations:
   - Net investment income (loss)                                             16,349
   - Net realized gain (loss) on investments                                  22,352
   - Net change in unrealized appreciation or depreciation on investments    976,540
                                                                        -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                         1,015,241
Changes From Unit Transactions:
   - Contract purchases                                                       94,297
   - Contract withdrawals                                                   (103,614)
   - Contract transfers                                                     (134,937)
                                                                        -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                        (144,254)
                                                                        -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      870,987
                                                                        -------------
NET ASSETS AT DECEMBER 31, 2013                                         $  3,795,543
                                                                        =============



See accompanying notes.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT R

YEARS ENDED DECEMBER 31, 2012 AND 2013



                                                                                  PIMCO VIT
                                                                                  COMMODITYREALRETURN   PUTNAM VT     PUTNAM VT
                                                                                  STRATEGY              GLOBAL        GROWTH &
                                                                                  ADMINISTRATIVE        HEALTH CARE   INCOME
                                                                                  CLASS                 CLASS IB      CLASS IB
                                                                                  SUBACCOUNT            SUBACCOUNT    SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                          $ 3,126,656      $   382,452   $   750,288
Changes From Operations:
   - Net investment income (loss)                                                           83,538            4,361         6,562
   - Net realized gain (loss) on investments                                                15,241           61,231        (1,537)
   - Net change in unrealized appreciation or depreciation on investments                   65,330           53,779       143,188
                                                                                  --------------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                            164,109          119,371       148,213
Changes From Unit Transactions:
   - Contract purchases                                                                    422,729           58,164        43,608
   - Contract withdrawals                                                                 (172,019)         (15,566)      (21,046)
   - Contract transfers                                                                    331,435          378,943        99,597
                                                                                  --------------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                       582,145          421,541       122,159
                                                                                  --------------------  ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                                    746,254          540,912       270,372
                                                                                  --------------------  ------------  ------------
NET ASSETS AT DECEMBER 31, 2012                                                          3,872,910          923,364     1,020,660
Changes From Operations:
   - Net investment income (loss)                                                           45,436            2,581        10,053
   - Net realized gain (loss) on investments                                              (269,114)          72,013        13,881
   - Net change in unrealized appreciation or depreciation on investments                 (412,009)         365,076       344,743
                                                                                  --------------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                           (635,687)         439,670       368,677
Changes From Unit Transactions:
   - Contract purchases                                                                    680,504           20,692        35,930
   - Contract withdrawals                                                                 (249,732)         (92,584)      (16,490)
   - Contract transfers                                                                    886,153          319,516        31,050
                                                                                  --------------------  ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                                                     1,316,925          247,624        50,490
                                                                                  --------------------  ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                                    681,238          687,294       419,167
                                                                                  --------------------  ------------  ------------
NET ASSETS AT DECEMBER 31, 2013                                                        $ 4,554,148      $ 1,610,658   $ 1,439,827
                                                                                  ====================  ============  ============



See accompanying notes.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE
LIFE ACCOUNT R

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2013

1. ACCOUNTING POLICIES AND VARIABLE ACCOUNT INFORMATION

THE VARIABLE ACCOUNT: Lincoln Life Flexible Premium Variable Life Account R (the Variable Account) is a segregated investment account of The Lincoln National Life Insurance Company (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on June 18, 1998, are part of the operations of the Company. The Variable Account consists of eleven products as follows:

-Lincoln SVUL       -Lincoln SVUL(ONE) 2007
-Lincoln SVUL-I     -Lincoln Momentum
-Lincoln SVUL-II    SVUL(ONE) 2007
-Lincoln SVUL-III   -Lincoln
-Lincoln SVUL-IV    PreservationEdge
-Lincoln SVUL(ONE)  SVUL
-Lincoln Momentum   -Lincoln SVUL(ONE) 2013
SVUL(ONE)


The assets of the Variable Account are owned by the Company. The Variable Account's assets support the variable life policies and may not be used to satisfy liabilities arising from any other business of the Company.

BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.

ACCOUNTING ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

INVESTMENTS: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of one hundred nineteen mutual funds (the Funds) of seventeen diversified, open-ended management investment companies, each Fund with its own investment objective. The Funds are:

AllianceBernstein Variable Products Series Fund, Inc. (ABVPSF):
   ABVPSF Global Thematic Growth Class A Portfolio
   ABVPSF Growth and Income Class A Portfolio
   ABVPSF International Value Class A Portfolio
   ABVPSF Large Cap Growth Class A Portfolio
   ABVPSF Small/Mid Cap Value Class A Portfolio
American Century Variable Portfolios, Inc. (American Century VP):
   American Century VP Inflation Protection Class I Portfolio American Funds Insurance Series (American Funds):
   American Funds Global Growth Class 2 Fund
   American Funds Global Small Capitalization Class 2 Fund
   American Funds Growth Class 2 Fund
   American Funds Growth-Income Class 2 Fund
   American Funds International Class 2 Fund
BlackRock Variable Series Funds, Inc. (BlackRock):
   BlackRock Global Allocation V.I. Class I Fund
Delaware VIP Trust (Delaware VIP):
   Delaware VIP Diversified Income Standard Class Series
   Delaware VIP Emerging Markets Standard Class Series
   Delaware VIP High Yield Standard Class Series
   Delaware VIP Limited-Term Diversified Income Standard Class Series Delaware VIP REIT Standard Class Series
   Delaware VIP Small Cap Value Standard Class Series
   Delaware VIP Smid Cap Growth Standard Class Series
   Delaware VIP U.S. Growth Standard Class Series
   Delaware VIP Value Standard Class Series
DWS Variable Series II (DWS):
   DWS Alternative Asset Allocation VIP Class A Portfolio
DWS Investments VIT Funds (DWS):
   DWS Equity 500 Index VIP Class A Portfolio
   DWS Small Cap Index VIP Class A Portfolio
Fidelity Variable Insurance Products Fund (Fidelity VIP):
   Fidelity VIP Asset Manager Initial Class Portfolio
   Fidelity VIP Contrafund Service Class Portfolio
   Fidelity VIP Equity-Income Initial Class Portfolio
   Fidelity VIP Equity-Income Service Class Portfolio
   Fidelity VIP Growth Service Class Portfolio
   Fidelity VIP Growth Opportunities Service Class Portfolio
   Fidelity VIP High Income Service Class Portfolio
   Fidelity VIP Investment Grade Bond Initial Class Portfolio Fidelity VIP Mid Cap Service Class Portfolio
   Fidelity VIP Overseas Service Class Portfolio
Franklin Templeton Variable Insurance Products Trust (FTVIPT):
   FTVIPT Franklin Income Securities Class 1 Fund
   FTVIPT Franklin Small-Mid Cap Growth Securities Class 1 Fund FTVIPT Mutual Shares Securities Class 1 Fund
   FTVIPT Templeton Foreign Securities Class 1 Fund
   FTVIPT Templeton Foreign Securities Class 2 Fund
   FTVIPT Templeton Global Bond Securities Class 1 Fund
   FTVIPT Templeton Growth Securities Class 1 Fund
   FTVIPT Templeton Growth Securities Class 2 Fund

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE
LIFE ACCOUNT R

NOTES TO FINANCIAL STATEMENTS (CONTINUED)


1. ACCOUNTING POLICIES AND VARIABLE ACCOUNT INFORMATION (CONTINUED)

Invesco Variable Insurance Funds, Inc. (Invesco V.I.):
   Invesco V.I. American Franchise Series I Fund
   Invesco V.I. Core Equity Series I Fund
   Invesco V.I. Diversified Income Series I Fund
   Invesco V.I. International Growth Series I Fund
Janus Aspen Series:
   Janus Aspen Balanced Institutional Class Portfolio
   Janus Aspen Balanced Service Class Portfolio
   Janus Aspen Enterprise Service Class Portfolio
   Janus Aspen Global Research Institutional Class Portfolio
   Janus Aspen Global Research Service Class Portfolio
   Janus Aspen Global Technology Service Class Portfolio
Lincoln Variable Insurance Products Trust (LVIP)*:
   LVIP Baron Growth Opportunities Standard Class Fund
   LVIP Baron Growth Opportunities Service Class Fund
   LVIP BlackRock Emerging Markets RPM Standard Class Fund
   LVIP BlackRock Equity Dividend RPM Standard Class Fund
   LVIP BlackRock Inflation Protected Bond Standard Class Fund
   LVIP Capital Growth Standard Class Fund
   LVIP Clarion Global Real Estate Standard Class Fund
   LVIP Columbia Small-Mid Cap Growth RPM Standard Class Fund
   LVIP Delaware Bond Standard Class Fund
   LVIP Delaware Diversified Floating Rate Standard Class Fund
   LVIP Delaware Foundation Aggressive Allocation Standard Class Fund
   LVIP Delaware Growth and Income Standard Class Fund
   LVIP Delaware Social Awareness Standard Class Fund
   LVIP Delaware Special Opportunities Standard Class Fund
   LVIP Dimensional Non-U.S. Equity RPM Standard Class Fund
   LVIP Dimensional U.S. Equity RPM Standard Class Fund
   LVIP Dimensional/Vanguard Total Bond Standard Class Fund
   LVIP Global Income Standard Class Fund
   LVIP JPMorgan High Yield Standard Class Fund
   LVIP JPMorgan Mid Cap Value RPM Standard Class Fund
   LVIP Managed Risk Profile 2010 Standard Class Fund
   LVIP Managed Risk Profile 2020 Standard Class Fund
   LVIP Managed Risk Profile 2030 Standard Class Fund
   LVIP Managed Risk Profile 2040 Standard Class Fund
   LVIP Managed Risk Profile Conservative Standard Class Fund
   LVIP Managed Risk Profile Growth Standard Class Fund
   LVIP Managed Risk Profile Moderate Standard Class Fund
   LVIP MFS International Growth Standard Class Fund
   LVIP MFS Value Standard Class Fund
   LVIP Mid-Cap Value Standard Class Fund
   LVIP Mondrian International Value Standard Class Fund
   LVIP Money Market Standard Class Fund
   LVIP SSgA Bond Index Standard Class Fund
   LVIP SSgA Conservative Index Allocation Standard Class Fund
   LVIP SSgA Conservative Structured Allocation Standard Class Fund
   LVIP SSgA Developed International 150 Standard Class Fund
   LVIP SSgA Emerging Markets 100 Standard Class Fund
   LVIP SSgA Global Tactical Allocation RPM Standard Class Fund
   LVIP SSgA International Index Standard Class Fund
   LVIP SSgA Large Cap 100 Standard Class Fund
   LVIP SSgA Moderate Index Allocation Standard Class Fund
   LVIP SSgA Moderate Structured Allocation Standard Class Fund
   LVIP SSgA Moderately Aggressive Index Allocation Standard Class Fund
   LVIP SSgA Moderately Aggressive Structured Allocation Standard Class Fund LVIP SSgA S&P 500 Index Standard Class Fund
   LVIP SSgA Small-Cap Index Standard Class Fund
   LVIP SSgA Small-Mid Cap 200 Standard Class Fund
   LVIP T. Rowe Price Growth Stock Standard Class Fund
   LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class Fund
   LVIP Templeton Growth RPM Standard Class Fund
   LVIP UBS Large Cap Growth RPM Standard Class Fund
   LVIP Vanguard Domestic Equity ETF Standard Class Fund
   LVIP Vanguard International Equity ETF Standard Class Fund
M Fund, Inc. (M):
   M Capital Appreciation Fund
   M International Equity Fund
   M Large Cap Growth Fund
   M Large Cap Value Fund
MFS Variable Insurance Trust (MFS VIT):
   MFS VIT Core Equity Initial Class Series
   MFS VIT Growth Initial Class Series
   MFS VIT Total Return Initial Class Series
   MFS VIT Utilities Initial Class Series

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE
LIFE ACCOUNT R

NOTES TO FINANCIAL STATEMENTS (CONTINUED)


1. ACCOUNTING POLICIES AND VARIABLE ACCOUNT INFORMATION (CONTINUED)

Neuberger Berman Advisers Management Trust (NB AMT):
   NB AMT Large Cap Value I Class Portfolio
   NB AMT Mid Cap Growth I Class Portfolio
   NB AMT Mid Cap Intrinsic Value I Class Portfolio
PIMCO Variable Insurance Trust (PIMCO VIT):
   PIMCO VIT CommodityRealReturn Strategy Administrative Class Fund Putnam Variable Trust (Putnam VT):
   Putnam VT Global Health Care Class IB Fund
   Putnam VT Growth & Income Class IB Fund

*  Denotes an affiliate of the Company

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2013. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments.

The Variable Account's investments in the Funds are valued in accordance with the Fair Value Measurements and Disclosure Topic of the Financial Accounting Standards Board Accounting Standards Codification (Topic). The Topic defines fair value as the price that the Variable Account would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Topic also establishes a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assessment regarding the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The Variable Account's investments in the Funds are assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 - inputs to the valuation methodology are quoted prices in active markets

Level 2 - inputs to the valuation methodology are observable, directly or indirectly

Level 3 - inputs to the valuation methodology are unobservable and reflect assumptions on the part of the reporting entity

The Variable Account's investments in the Funds are valued within the fair value hierarchy as Level 2. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The Funds are not considered Level 1 as they are not traded in the open market; rather the Company sells and redeems shares at net asset value with the Funds.

Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.

DIVIDENDS: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

FEDERAL INCOME TAXES: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.

INVESTMENT FUND CHANGES: During 2012, the Invesco Van Kampen V.I. American Franchise Series I Fund became available as an investment option for account contract owners. Accordingly, for the subaccount that commenced operations during 2012, the 2012 statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2012.

During 2012, the Invesco V.I. Capital Appreciation Series I Fund ceased to be available as an investment option to Variable Account Contract owners.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT R

Also during 2012, the following funds changed their names:


PREVIOUS FUND NAME                                                 NEW FUND NAME
-----------------------------------------------------------------------------------------------------------------------------------
DWS Alternative Asset Allocation Plus VIP Class A Portfolio        DWS Alternative Asset Allocation VIP Class A Portfolio
LVIP Wells Fargo Intrinsic Value Standard Class Fund               LVIP BlackRock Equity Dividend RPM Standard Class Fund
LVIP Cohen & Steers Real Estate Standard Class Fund                LVIP Clarion Global Real Estate Standard Class Fund
LVIP Turner Mid-Cap Growth Standard Class Fund                     LVIP Columbia Small-Mid Cap Growth RPM Standard Class Fund
LVIP Columbia Value Opportunities Standard Class Fund              LVIP JPMorgan Mid Cap Value RPM Standard Class Fund
LVIP SSgA Global Tactical Allocation Standard Class Fund           LVIP SSgA Global Tactical Allocation RPM Standard Class Fund
LVIP Templeton Growth Standard Class Fund                          LVIP Templeton Growth RPM Standard Class Fund
LVIP Janus Capital Appreciation Standard Class Fund                LVIP UBS Large Cap Growth RPM Standard Class Fund
NB AMT Partners I Class Portfolio                                  NB AMT Large Cap Value I Class Portfolio
NB AMT Regency I Class Portfolio                                   NB AMT Mid Cap Intrinsic Value I Class Portfolio

During 2013, the LVIP BlackRock Emerging Markets RPM Standard Class Fund became available as an investment option for account contract owners. Accordingly, for the subaccount that commenced operations during 2013, the 2013 statements of operations and statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2013.

Also during 2013, the following funds changed their names:


PREVIOUS FUND NAME                                                    NEW FUND NAME
-----------------------------------------------------------------------------------------------------------------------------------
Invesco Van Kampen V.I. American Franchise Series I Fund              Invesco V.I. American Franchise Series I Fund
Janus Aspen Series Worldwide Institutional Class Portfolio            Janus Aspen Global Research Institutional Class Portfolio
Janus Aspen Series Worldwide Service Class Portfolio                  Janus Aspen Global Research Service Class Portfolio
LVIP Dimensional Non-U.S. Equity Standard Class Fund                  LVIP Dimensional Non-U.S. Equity RPM Standard Class Fund
LVIP Dimensional U.S. Equity Standard Class Fund                      LVIP Dimensional U.S. Equity RPM Standard Class Fund
LVIP Protected Profile 2010 Standard Class Fund                       LVIP Managed Risk Profile 2010 Standard Class Fund
LVIP Protected Profile 2020 Standard Class Fund                       LVIP Managed Risk Profile 2020 Standard Class Fund
LVIP Protected Profile 2030 Standard Class Fund                       LVIP Managed Risk Profile 2030 Standard Class Fund
LVIP Protected Profile 2040 Standard Class Fund                       LVIP Managed Risk Profile 2040 Standard Class Fund
LVIP Protected Profile Conservative Standard Class Fund               LVIP Managed Risk Profile Conservative Standard Class Fund
LVIP Protected Profile Growth Standard Class Fund                     LVIP Managed Risk Profile Growth Standard Class Fund
LVIP Protected Profile Moderate Standard Class Fund                   LVIP Managed Risk Profile Moderate Standard Class Fund
M Business Opportunity Value Fund                                     M Large Cap Value Fund



2. MORTALITY AND EXPENSE GUARANTEES AND OTHER TRANSACTIONS WITH AFFILIATES

Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The mortality and expense risk charges for each of the variable subaccounts are reported in the statements of operations. The rates are as follows for the eleven policy types within the Variable Account:

- Lincoln SVUL - annual rate of .80%.
- Lincoln SVUL-I - annual rate of .80%.
- Lincoln SVUL-II - annual rate of .80%.
- Lincoln SVUL-III - annual rate of .80% for policy years one through nineteen and .40% thereafter.
- Lincoln SVUL-IV - annual rate of .60% for policy years one through nineteen and .20% thereafter.
- Lincoln SVUL(ONE) - annual rate of .50% for policy years one through ten, .20% for policy years eleven through twenty and 0.00% thereafter.
- Lincoln Momentum SVUL(ONE) - annual rate of .50% for policy years one through ten, .20% for policy years eleven through twenty and 0.00% thereafter.
- Lincoln SVUL(ONE) 2007 - annual rate of .60% for policy years one through ten, .20% for policy years eleven through twenty and 0.00% thereafter.
- Lincoln Momentum SVUL(ONE) 2007 - annual rate of .60% for policy years one through ten, .20% for policy years eleven through twenty and 0.00% thereafter.
- Lincoln PreservationEdge SVUL - annual rate of .10% for policy years one through twenty and 0.00% thereafter.
- Lincoln SVUL(ONE) 2013 - annual rate of .60% for policy years one through ten, .20% for policy years eleven through twenty and 0.00% thereafter.

Prior to the allocation of premiums to the Variable Account, the Company deducts a premium load to cover state taxes and federal income tax liabilities and a portion of the sales expenses incurred by the Company. Refer to the product prospectus for the premium load

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE
LIFE ACCOUNT R

NOTES TO FINANCIAL STATEMENTS (CONTINUED)


2. MORTALITY AND EXPENSE GUARANTEES AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)


charge. The premium loads for the years ended December 31, 2013 and 2012, amounted to $10,617,821 and $6,613,334, respectively.

The Company charges a monthly administrative fee which varies by product. Refer to the product prospectus for the administrative fee rate. The administrative fees are for items such as premium billing and collection, policy value calculation, confirmations and periodic reports. Administrative fees for the years ended December 31, 2013 and 2012, amounted to $16,100,784 and $13,975,072, respectively.

The Company assumes responsibility for providing the insurance benefit included in the policy. On a monthly basis, a cost of insurance charge is deducted proportionately from the value of each variable subaccount and/or fixed account funding option. The fixed account is part of the general account of the Company and is not included in these financial statements. The cost of insurance charge depends on the attained age, risk classification, gender classification (in accordance with state law) and the current net amount at risk. The cost of insurance charges for the years ended December 31, 2013 and 2012, amounted to $17,854,627 and $16,350,161, respectively.

Under certain circumstances, the Company reserves the right to charge a transfer fee which varies by product, refer to the product prospectus for the transfer fee charge. For the years ended December 31, 2013 and 2012, no transfer fees were deducted from the variable subaccounts.

The Company, upon full surrender of a policy, may assess a surrender charge. This charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. The amount of the surrender charge assessed, if any, will depend on the face amount of the policy and the issue age of the policy. In no event will the surrender charge exceed the maximum allowed by state or federal law. No surrender charge is imposed on partial surrenders for Lincoln SVUL(ONE), Lincoln Momentum SVUL(ONE), Lincoln SVUL(ONE) 2007, Lincoln Momentum SVUL(ONE) 2007, and Lincoln PreservationEdge SVUL. For all other products, an administrative fee of $25 (not to exceed 2% of the amount withdrawn) is imposed, allocated pro-rata among the variable subaccounts (and, where applicable, the fixed account) from which the partial surrender proceeds are taken. The full surrender charges and partial surrender administrative charges for the years ended December 31, 2013 and 2012, amounted to $2,592,910 and $2,485,302, respectively.




3. FINANCIAL HIGHLIGHTS

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable life contracts as of and for each year or period in the five years ended December 31, 2013, follows:


                                    MINIMUM    MAXIMUM     MINIMUM    MAXIMUM                                  MINIMUM    MAXIMUM
                    COMMENCEMENT    FEE        FEE         UNIT       UNIT        UNITS                        TOTAL      TOTAL
SUBACCOUNT   YEAR   DATE(1)         RATE(2)    RATE(2)     VALUE(3)   VALUE(3)    OUTSTANDING      NET ASSETS  RETURN(4)  RETURN(4)
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF GLOBAL THEMATIC GROWTH CLASS A
             2013                      0.10%      0.80%      $ 11.20    $ 22.20        69,262  $   1,033,182    22.28%      23.14%
             2012                      0.10%      0.80%         9.14      18.03        89,921      1,060,210    12.61%      13.40%
             2011                      0.10%      0.80%         8.10      15.90        92,906        960,585   -23.84%     -23.30%
             2010                      0.10%      0.80%        10.61      20.73        93,072      1,251,812    17.99%      18.82%
             2009                      0.10%      0.80%         8.98      13.75       100,392      1,132,123    52.26%      52.72%
ABVPSF GROWTH AND INCOME CLASS A
             2013                      0.10%      0.80%        12.84      26.70       489,816      9,122,870    33.89%      34.83%
             2012                      0.10%      0.80%         9.57      19.80       522,001      7,217,668    16.59%      17.41%
             2011                      0.10%      0.80%         8.20      16.87       560,771      6,637,916     5.47%       6.21%
             2010                      0.10%      0.80%         7.75      13.47       595,354      6,686,678    12.19%      12.53%
             2009                      0.50%      0.80%         6.90      12.01       581,782      5,978,122    19.86%      20.22%
ABVPSF INTERNATIONAL VALUE CLASS A
             2013                      0.10%      0.80%         7.08      20.51       320,983      2,868,673    22.02%      22.88%
             2012                      0.10%      0.80%         5.79      16.69       372,246      2,718,852    13.62%      14.42%
             2011                      0.10%      0.80%         5.08      14.59       353,457      2,278,541   -19.90%     -19.33%
             2010                      0.10%      0.80%         6.33      18.09       348,074      2,697,044     3.76%       4.49%
             2009                      0.10%      0.80%         6.09       7.85       326,648      2,467,722    33.61%      34.01%


                    INVESTMENT
                    INCOME
SUBACCOUNT   YEAR   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF GLOBAL THEMATIC GROWTH CLASS A
             2013       0.26%
             2012       0.00%
             2011       0.57%
             2010       2.16%
             2009       0.00%
ABVPSF GROWTH AND INCOME CLASS A
             2013       1.32%
             2012       1.56%
             2011       1.35%
             2010       0.00%
             2009       4.18%
ABVPSF INTERNATIONAL VALUE CLASS A
             2013       5.97%
             2012       1.72%
             2011       4.22%
             2010       3.32%
             2009       1.52%

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT R


                                          MINIMUM    MAXIMUM     MINIMUM    MAXIMUM                                  MINIMUM
                    COMMENCEMENT          FEE        FEE         UNIT       UNIT        UNITS                        TOTAL
SUBACCOUNT   YEAR   DATE(1)               RATE(2)    RATE(2)     VALUE(3)   VALUE(3)    OUTSTANDING      NET ASSETS  RETURN(4)
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF LARGE CAP GROWTH CLASS A
             2013                            0.60%      0.80%      $ 17.28    $ 20.24       120,776  $   2,155,273    36.26%
             2012                            0.60%      0.80%        12.68      14.86       123,210      1,615,129    15.45%
             2011                            0.60%      0.80%        10.98      12.87       141,575      1,614,978    -3.82%
             2010                            0.60%      0.80%        11.42      13.38       135,377      1,610,009     9.22%
             2009                            0.60%      0.80%        10.46      12.25       156,414      1,711,960    36.42%
ABVPSF SMALL/MID CAP VALUE CLASS A
             2013                            0.10%      0.80%        14.96      34.64       651,336     14,292,756    36.96%
             2012                            0.10%      0.80%        10.90      25.12       574,032     10,051,671    17.80%
             2011                            0.10%      0.80%         9.24      21.26       498,942      8,152,585    -9.12%
             2010                            0.10%      0.80%        10.14      23.40       472,293      9,010,587    25.90%
             2009                            0.10%      0.80%         8.04      18.58       482,906      7,273,798    41.72%
AMERICAN CENTURY VP INFLATION PROTECTION CLASS I
             2013                            0.10%      0.80%        12.64      14.36       657,734      9,296,299    -8.95%
             2012                            0.10%      0.80%        13.78      15.77       646,752     10,041,274     6.69%
             2011                            0.10%      0.80%        12.83      14.78       668,085      9,733,022    11.20%
             2010                            0.10%      0.80%        11.46      13.29       638,508      8,337,164     4.53%
             2009                            0.10%      0.80%        11.58      12.72       553,285      6,926,584     9.57%
AMERICAN FUNDS GLOBAL GROWTH CLASS 2
             2013                            0.10%      0.80%        14.25      26.19       720,929     14,886,496    28.15%
             2012                            0.10%      0.80%        11.10      20.29       622,953     10,399,101    21.59%
             2011                            0.10%      0.80%         9.11      16.57       610,038      8,416,206    -9.61%
             2010                            0.10%      0.80%        10.06      18.21       593,459      9,156,963    10.86%
             2009                            0.10%      0.80%         9.06      15.37       546,563      7,959,247    41.17%
AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION CLASS 2
             2013                            0.10%      0.80%        11.32      34.57       690,239     13,693,889    27.26%
             2012                            0.10%      0.80%         8.88      27.17       676,915     10,852,914    17.24%
             2011                            0.10%      0.80%         7.56      23.17       645,949      8,985,236   -19.79%
             2010                            0.10%      0.80%         9.40      28.89       661,265     11,652,865    21.44%
             2009                            0.10%      0.80%         7.73      23.79       712,701     10,544,084    60.01%
AMERICAN FUNDS GROWTH CLASS 2
             2013                            0.10%      0.80%        13.38      27.61     3,745,819     63,508,085    29.07%
             2012                            0.10%      0.80%        10.34      21.24     3,796,540     50,058,605    16.95%
             2011                            0.10%      0.80%         8.83      18.04     3,833,849     43,427,993    -5.04%
             2010                            0.10%      0.80%         9.28      18.86     4,045,678     48,470,447    17.74%
             2009                            0.10%      0.80%         7.86      15.69     4,448,468     45,351,542    38.30%
AMERICAN FUNDS GROWTH-INCOME CLASS 2
             2013                            0.10%      0.80%        13.10      26.04     2,716,158     52,269,600    32.44%
             2012                            0.10%      0.80%         9.87      19.52     2,643,847     38,941,371    16.55%
             2011                            0.10%      0.80%         8.46      16.63     2,683,383     34,227,615    -2.61%
             2010                            0.10%      0.80%         8.66      16.96     2,786,885     36,524,058    10.54%
             2009                            0.10%      0.80%         7.82      13.56     2,908,924     34,613,071    30.20%
AMERICAN FUNDS INTERNATIONAL CLASS 2
             2013                            0.10%      0.80%        11.46      27.00     1,689,881     31,006,785    20.67%
             2012                            0.10%      0.80%         9.48      22.38     1,503,459     24,382,014    16.97%
             2011                            0.10%      0.80%         8.09      19.13     1,341,444     19,447,284   -14.65%
             2010                            0.10%      0.80%         9.46      22.42     1,267,249     21,852,062     6.38%
             2009                            0.10%      0.80%         8.87      21.07     1,256,325     21,013,254    41.93%
BLACKROCK GLOBAL ALLOCATION V.I. CLASS I
             2013                            0.10%      0.80%        15.17      15.67     1,923,817     29,318,646    13.84%
             2012                            0.10%      0.80%        13.32      13.67       896,464     12,061,593     9.40%
             2011                            0.10%      0.80%        12.18      12.40       633,942      7,774,227    -4.26%
             2010                            0.10%      0.80%        12.72      12.87       489,551      6,268,444     9.18%
             2009                5/28/09     0.10%      0.80%        11.65      11.70       238,411      2,784,174     4.28%
DELAWARE VIP DIVERSIFIED INCOME STANDARD CLASS
             2013                            0.10%      0.80%        14.71      17.47     1,250,963     20,474,190    -2.05%
             2012                            0.10%      0.80%        14.98      17.83     1,081,261     18,674,536     6.34%
             2011                            0.10%      0.80%        14.06      16.77       876,594     14,327,214     5.55%
             2010                            0.10%      0.80%        13.30      15.89       816,458     12,700,098     7.20%
             2009                            0.10%      0.80%        12.38      14.82       745,897     10,815,141    25.95%


                    MAXIMUM     INVESTMENT
                    TOTAL       INCOME
SUBACCOUNT   YEAR   RETURN(4)   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF LARGE CAP GROWTH CLASS A
             2013     36.53%        0.08%
             2012     15.61%        0.28%
             2011     -3.62%        0.33%
             2010      9.44%        0.52%
             2009     36.70%        0.15%
ABVPSF SMALL/MID CAP VALUE CLASS A
             2013     37.92%        0.64%
             2012     18.63%        0.54%
             2011     -8.48%        0.49%
             2010     26.78%        0.43%
             2009     42.14%        1.10%
AMERICAN CENTURY VP INFLATION PROTECTION CLASS I
             2013     -8.31%        1.80%
             2012      7.44%        2.67%
             2011     11.98%        4.26%
             2010      5.26%        1.84%
             2009      9.90%        1.96%
AMERICAN FUNDS GLOBAL GROWTH CLASS 2
             2013     29.05%        1.33%
             2012     22.44%        0.94%
             2011     -8.98%        1.34%
             2010     11.63%        1.55%
             2009     41.59%        1.48%
AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION CLASS 2
             2013     28.15%        0.86%
             2012     18.06%        1.32%
             2011    -19.22%        1.34%
             2010     22.29%        1.74%
             2009     60.49%        0.29%
AMERICAN FUNDS GROWTH CLASS 2
             2013     29.97%        0.95%
             2012     17.77%        0.80%
             2011     -4.37%        0.61%
             2010     18.56%        0.71%
             2009     38.72%        0.67%
AMERICAN FUNDS GROWTH-INCOME CLASS 2
             2013     33.37%        1.39%
             2012     17.36%        1.64%
             2011     -1.93%        1.55%
             2010     11.31%        1.48%
             2009     30.59%        1.65%
AMERICAN FUNDS INTERNATIONAL CLASS 2
             2013     21.51%        1.43%
             2012     17.79%        1.54%
             2011    -14.05%        1.78%
             2010      7.13%        2.06%
             2009     42.36%        1.56%
BLACKROCK GLOBAL ALLOCATION V.I. CLASS I
             2013     14.64%        1.55%
             2012     10.17%        1.95%
             2011     -3.59%        2.27%
             2010      9.94%        1.19%
             2009     14.60%        4.73%
DELAWARE VIP DIVERSIFIED INCOME STANDARD CLASS
             2013     -1.36%        2.38%
             2012      7.09%        2.95%
             2011      6.29%        3.93%
             2010      7.95%        4.57%
             2009     26.33%        5.69%

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT R


                                         MINIMUM    MAXIMUM     MINIMUM    MAXIMUM                                  MINIMUM
                    COMMENCEMENT         FEE        FEE         UNIT       UNIT        UNITS                        TOTAL
SUBACCOUNT   YEAR   DATE(1)              RATE(2)    RATE(2)     VALUE(3)   VALUE(3)    OUTSTANDING      NET ASSETS  RETURN(4)
------------------------------------------------------------------------------------------------------------------------------------
DELAWARE VIP EMERGING MARKETS STANDARD CLASS
             2013                           0.10%      0.80%      $ 12.06    $ 48.45       941,993  $  22,119,782     9.26%
             2012                           0.10%      0.80%        11.02      44.34       726,499     17,650,393    13.53%
             2011                           0.10%      0.80%         9.69      39.06       721,136     15,829,252   -20.42%
             2010                           0.10%      0.80%        12.15      49.08       687,151     20,201,878    17.55%
             2009                           0.10%      0.80%        10.31      41.75       583,474     15,398,263    76.70%
DELAWARE VIP HIGH YIELD STANDARD CLASS
             2013                           0.10%      0.80%        16.09      30.32       840,109     19,198,128     8.35%
             2012                           0.10%      0.80%        14.82      27.98       779,714     16,612,619    16.89%
             2011                           0.10%      0.80%        12.65      23.94       704,613     12,901,696     1.57%
             2010                           0.10%      0.80%        12.43      23.57       740,159     13,404,494    14.40%
             2009                           0.10%      0.80%        10.85      20.60       732,460     11,609,371    47.79%
DELAWARE VIP LIMITED-TERM DIVERSIFIED INCOME STANDARD CLASS
             2013                           0.10%      0.80%        12.06      12.91       292,978      3,611,407    -1.85%
             2012                           0.10%      0.80%        12.20      13.12       216,994      2,782,548     1.95%
             2011                           0.10%      0.80%        11.88      12.85       208,064      2,602,593     2.09%
             2010                           0.10%      0.80%        11.56      12.56       165,334      2,051,681     3.61%
             2009                           0.10%      0.80%        11.37      12.10       103,063      1,234,074    11.89%
DELAWARE VIP REIT STANDARD CLASS
             2013                           0.10%      0.80%        13.35      35.64       554,987     14,039,003     1.33%
             2012                           0.10%      0.80%        13.13      35.17       432,210     11,423,999    16.01%
             2011                           0.10%      0.80%        11.29      30.32       401,985      9,227,597    10.07%
             2010                           0.10%      0.80%        10.22      27.55       540,890     10,678,820    25.98%
             2009                           0.10%      0.80%         8.09      21.87       469,655      7,718,344    22.33%
DELAWARE VIP SMALL CAP VALUE STANDARD CLASS
             2013                           0.10%      0.80%        15.04      41.81       783,860     25,623,347    32.44%
             2012                           0.10%      0.80%        11.33      31.57       792,108     20,619,593    13.00%
             2011                           0.10%      0.80%        10.01      27.94       835,278     19,511,323    -2.12%
             2010                           0.10%      0.80%        10.20      28.54       867,172     20,873,357    31.22%
             2009                           0.10%      0.80%         7.76      21.75       993,541     18,486,940    30.78%
DELAWARE VIP SMID CAP GROWTH STANDARD CLASS
             2013                           0.10%      0.80%        18.42      40.65       960,589     21,061,946    40.20%
             2012                           0.10%      0.80%        13.14      28.80       870,441     13,905,883    10.14%
             2011                           0.10%      0.80%        11.93      25.96       844,668     12,395,278     7.27%
             2010               10/8/10     0.10%      0.80%        11.12      24.04       943,509     12,880,078    13.56%
DELAWARE VIP TREND STANDARD CLASS
             2009                           0.50%      0.80%         8.18      17.17     1,070,486     11,293,544    53.49%
DELAWARE VIP U.S. GROWTH STANDARD CLASS
             2013                           0.10%      0.80%        16.53      30.35       272,811      5,279,924    33.68%
             2012                           0.10%      0.80%        12.34      22.54       195,474      2,877,091    15.30%
             2011                           0.10%      0.80%        10.68      19.42       111,133      1,386,475     6.77%
             2010                           0.10%      0.80%         9.98      13.54        96,820      1,118,407    13.00%
             2009                           0.50%      0.80%         8.82      11.98        92,810        974,637    42.15%
DELAWARE VIP VALUE STANDARD CLASS
             2013                           0.10%      0.80%        13.08      27.06       975,210     19,735,847    32.63%
             2012                           0.10%      0.80%         9.84      20.26       867,283     13,619,577    13.82%
             2011                           0.10%      0.80%         8.63      17.68       770,888     10,645,799     8.66%
             2010                           0.10%      0.80%         7.93      16.15       710,350      9,013,792    14.70%
             2009                           0.10%      0.80%         6.90      12.82       800,804      8,881,372    17.02%
DWS ALTERNATIVE ASSET ALLOCATION VIP CLASS A
             2013                           0.10%      0.80%        13.55      13.99        80,412      1,091,569     0.13%
             2012                           0.10%      0.80%        13.53      13.88        57,481        783,911     8.85%
             2011                           0.10%      0.80%        12.43      12.66        63,938        798,766    -3.64%
             2010                           0.10%      0.80%        12.90      13.05        74,945        971,795    11.57%
             2009               10/8/09     0.10%      0.80%        11.56      11.61         8,623         99,871     0.56%
DWS EQUITY 500 INDEX VIP CLASS A
             2013                           0.50%      0.80%        14.14      21.71     3,218,271     51,471,828    30.88%
             2012                           0.50%      0.80%        10.81      16.59     3,341,257     40,824,987    14.78%
             2011                           0.50%      0.80%         9.41      14.45     3,493,570     37,549,385     1.02%
             2010                           0.50%      0.80%         9.32      14.30     3,824,952     41,092,240    13.79%
             2009                           0.50%      0.80%         8.19      12.57     3,874,577     36,735,571    25.32%


                    MAXIMUM     INVESTMENT
                    TOTAL       INCOME
SUBACCOUNT   YEAR   RETURN(4)   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
DELAWARE VIP EMERGING MARKETS STANDARD CLASS
             2013     10.03%        1.62%
             2012     14.33%        1.03%
             2011    -19.86%        1.87%
             2010     18.37%        0.75%
             2009     77.23%        1.20%
DELAWARE VIP HIGH YIELD STANDARD CLASS
             2013      9.11%        7.37%
             2012     17.71%        7.95%
             2011      2.28%        8.81%
             2010     15.20%        8.10%
             2009     48.23%        7.49%
DELAWARE VIP LIMITED-TERM DIVERSIFIED INCOME STANDARD CLASS
             2013     -1.16%        1.52%
             2012      2.67%        1.68%
             2011      2.81%        1.87%
             2010      4.33%        2.26%
             2009     12.12%        3.63%
DELAWARE VIP REIT STANDARD CLASS
             2013      2.04%        1.54%
             2012     16.82%        1.54%
             2011     10.85%        1.70%
             2010     26.86%        2.85%
             2009     22.70%        4.62%
DELAWARE VIP SMALL CAP VALUE STANDARD CLASS
             2013     33.37%        0.72%
             2012     13.79%        0.59%
             2011     -1.43%        0.51%
             2010     32.14%        0.64%
             2009     31.17%        0.98%
DELAWARE VIP SMID CAP GROWTH STANDARD CLASS
             2013     41.18%        0.02%
             2012     10.91%        0.24%
             2011      8.00%        0.96%
             2010     13.75%        0.00%
DELAWARE VIP TREND STANDARD CLASS
             2009     53.96%        0.00%
DELAWARE VIP U.S. GROWTH STANDARD CLASS
             2013     34.62%        0.33%
             2012     16.11%        0.00%
             2011      7.52%        0.23%
             2010     13.33%        0.07%
             2009     42.58%        0.19%
DELAWARE VIP VALUE STANDARD CLASS
             2013     33.56%        1.68%
             2012     14.62%        2.15%
             2011      9.43%        1.86%
             2010     15.49%        2.55%
             2009     17.38%        3.14%
DWS ALTERNATIVE ASSET ALLOCATION VIP CLASS A
             2013      0.83%        1.96%
             2012      9.61%        3.26%
             2011     -2.96%        1.43%
             2010     12.35%        1.16%
             2009      2.24%        0.00%
DWS EQUITY 500 INDEX VIP CLASS A
             2013     31.27%        1.78%
             2012     15.12%        1.76%
             2011      1.33%        1.71%
             2010     14.13%        1.89%
             2009     25.69%        2.79%

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT R


                                    MINIMUM    MAXIMUM     MINIMUM    MAXIMUM                                  MINIMUM    MAXIMUM
                    COMMENCEMENT    FEE        FEE         UNIT       UNIT        UNITS                        TOTAL      TOTAL
SUBACCOUNT   YEAR   DATE(1)         RATE(2)    RATE(2)     VALUE(3)   VALUE(3)    OUTSTANDING      NET ASSETS  RETURN(4)  RETURN(4)
------------------------------------------------------------------------------------------------------------------------------------
DWS SMALL CAP INDEX VIP CLASS A
             2013                      0.50%      0.80%      $ 15.95    $ 29.51       329,365  $   7,690,638    37.53%      37.95%
             2012                      0.50%      0.80%        11.56      21.46       323,374      5,525,340    15.32%      15.67%
             2011                      0.50%      0.80%        10.00      18.60       348,073      5,187,922    -5.18%      -4.89%
             2010                      0.50%      0.80%        10.51      19.62       384,636      6,047,653    25.39%      25.76%
             2009                      0.50%      0.80%         8.36      15.65       437,992      5,498,178    25.57%      25.94%
FIDELITY VIP ASSET MANAGER INITIAL CLASS
             2013                      0.80%      0.80%        18.83      18.83        50,966        959,665    14.78%      14.78%
             2012                      0.80%      0.80%        16.40      16.40        50,412        826,982    11.59%      11.59%
             2011                      0.80%      0.80%        14.70      14.70        52,469        771,348    -3.34%      -3.34%
             2010                      0.80%      0.80%        15.21      15.21        57,993        881,990    13.35%      13.35%
             2009                      0.80%      0.80%        13.42      13.42        61,184        820,904    28.08%      28.08%
FIDELITY VIP CONTRAFUND SERVICE CLASS
             2013                      0.10%      0.80%        14.13      28.09     2,339,542     46,080,955    30.10%      31.01%
             2012                      0.10%      0.80%        10.84      21.44     2,118,575     33,587,520    15.38%      16.19%
             2011                      0.10%      0.80%         9.38      18.45     2,125,055     29,900,866    -3.41%      -2.73%
             2010                      0.10%      0.80%         9.69      18.97     2,087,438     30,489,585    16.18%      16.99%
             2009                      0.10%      0.80%         8.32      15.85     2,118,992     26,715,676    34.58%      34.99%
FIDELITY VIP EQUITY-INCOME INITIAL CLASS
             2013                      0.80%      0.80%        20.24      20.24       119,183      2,412,811    27.13%      27.13%
             2012                      0.80%      0.80%        15.92      15.92       130,090      2,071,642    16.37%      16.37%
             2011                      0.80%      0.80%        13.68      13.68       185,524      2,538,729     0.17%       0.17%
             2010                      0.80%      0.80%        13.66      13.66       210,970      2,882,143    14.23%      14.23%
             2009                      0.80%      0.80%        11.96      11.96       215,464      2,576,799    29.17%      29.17%
FIDELITY VIP EQUITY-INCOME SERVICE CLASS
             2013                      0.60%      0.80%        17.47      20.74       113,790      2,242,393    26.99%      27.25%
             2012                      0.60%      0.80%        13.73      16.33       120,473      1,868,365    16.25%      16.49%
             2011                      0.60%      0.80%        11.79      14.05       129,588      1,732,587     0.05%       0.26%
             2010                      0.60%      0.80%        11.76      14.04       144,217      1,929,510    14.17%      14.40%
             2009                      0.60%      0.80%        10.28      12.30       153,897      1,801,942    29.00%      29.25%
FIDELITY VIP GROWTH SERVICE CLASS
             2013                      0.10%      0.80%        11.31      28.68       786,898     10,425,430    35.12%      36.07%
             2012                      0.10%      0.80%         8.37      21.08       725,713      7,074,538    13.63%      14.43%
             2011                      0.10%      0.80%         7.36      18.42       888,604      7,407,133    -0.66%       0.04%
             2010                      0.10%      0.80%         7.41      14.04       868,513      7,170,495    23.07%      23.44%
             2009                      0.50%      0.80%         6.02      11.41       898,422      6,081,101    27.13%      27.51%
FIDELITY VIP GROWTH OPPORTUNITIES SERVICE CLASS
             2013                      0.80%      0.80%        13.26      13.68       141,818      1,921,267    36.68%      36.68%
             2012                      0.80%      0.80%         9.70      10.01       144,233      1,427,493    18.51%      18.51%
             2011                      0.80%      0.80%         8.18       8.45       123,016      1,024,845     1.37%       1.37%
             2010                      0.80%      0.80%         8.07       8.33       127,007      1,044,004    22.67%      22.67%
             2009                      0.80%      0.80%         6.58       6.79       162,722      1,091,048    44.56%      44.56%
FIDELITY VIP HIGH INCOME SERVICE CLASS
             2013                      0.80%      0.80%        16.63      16.63       143,514      2,386,119     5.03%       5.03%
             2012                      0.80%      0.80%        15.83      15.83       143,503      2,271,664    13.29%      13.29%
             2011                      0.80%      0.80%        13.97      13.97       138,754      1,938,884     3.10%       3.10%
             2010                      0.80%      0.80%        13.55      13.55       164,274      2,226,543    12.88%      12.88%
             2009                      0.80%      0.80%        12.01      12.01       166,411      1,998,122    42.63%      42.63%
FIDELITY VIP INVESTMENT GRADE BOND INITIAL CLASS
             2013                      0.80%      0.80%        20.16      20.16       139,284      2,808,317    -2.56%      -2.56%
             2012                      0.80%      0.80%        20.69      20.69       162,535      3,363,229     5.05%       5.05%
             2011                      0.80%      0.80%        19.70      19.70       166,392      3,277,371     6.48%       6.48%
             2010                      0.80%      0.80%        18.50      18.50       192,220      3,555,744     6.95%       6.95%
             2009                      0.80%      0.80%        17.30      17.30       168,445      2,913,582    14.80%      14.80%
FIDELITY VIP MID CAP SERVICE CLASS
             2013                      0.10%      0.80%        15.22      27.96       395,132      7,592,263    34.98%      35.93%
             2012                      0.10%      0.80%        11.25      20.57       321,334      4,695,357    13.84%      14.64%
             2011                      0.10%      0.80%         9.87      17.94       284,564      3,697,791   -11.43%     -10.81%
             2010                      0.10%      0.80%        11.12      20.12       268,992      3,918,597    27.68%      28.57%
             2009                      0.10%      0.80%         8.69      13.10       312,831      3,604,521    38.90%      39.32%


                    INVESTMENT
                    INCOME
SUBACCOUNT   YEAR   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
DWS SMALL CAP INDEX VIP CLASS A
             2013       1.68%
             2012       0.90%
             2011       0.87%
             2010       0.93%
             2009       1.77%
FIDELITY VIP ASSET MANAGER INITIAL CLASS
             2013       1.64%
             2012       1.56%
             2011       2.09%
             2010       1.76%
             2009       2.16%
FIDELITY VIP CONTRAFUND SERVICE CLASS
             2013       1.02%
             2012       1.24%
             2011       0.94%
             2010       1.13%
             2009       1.36%
FIDELITY VIP EQUITY-INCOME INITIAL CLASS
             2013       2.46%
             2012       2.73%
             2011       2.36%
             2010       1.87%
             2009       2.23%
FIDELITY VIP EQUITY-INCOME SERVICE CLASS
             2013       2.41%
             2012       3.00%
             2011       2.33%
             2010       1.72%
             2009       2.14%
FIDELITY VIP GROWTH SERVICE CLASS
             2013       0.21%
             2012       0.46%
             2011       0.26%
             2010       0.17%
             2009       0.36%
FIDELITY VIP GROWTH OPPORTUNITIES SERVICE CLASS
             2013       0.20%
             2012       0.30%
             2011       0.05%
             2010       0.09%
             2009       0.38%
FIDELITY VIP HIGH INCOME SERVICE CLASS
             2013       5.84%
             2012       6.03%
             2011       6.59%
             2010       8.10%
             2009       7.71%
FIDELITY VIP INVESTMENT GRADE BOND INITIAL CLASS
             2013       2.16%
             2012       2.19%
             2011       3.17%
             2010       3.52%
             2009       8.25%
FIDELITY VIP MID CAP SERVICE CLASS
             2013       0.47%
             2012       0.56%
             2011       0.16%
             2010       0.26%
             2009       0.62%

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT R


                                          MINIMUM    MAXIMUM     MINIMUM    MAXIMUM                                  MINIMUM
                    COMMENCEMENT          FEE        FEE         UNIT       UNIT        UNITS                        TOTAL
SUBACCOUNT   YEAR   DATE(1)               RATE(2)    RATE(2)     VALUE(3)   VALUE(3)    OUTSTANDING      NET ASSETS  RETURN(4)
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY VIP OVERSEAS SERVICE CLASS
             2013                            0.10%      0.80%      $ 10.54    $ 23.07       228,957  $   4,238,043    29.34%
             2012                            0.10%      0.80%         8.14      17.72       240,516      3,416,073    19.58%
             2011                            0.10%      0.80%         6.79      14.65       258,345      3,085,199   -17.89%
             2010                            0.50%      0.80%         8.25      17.85       235,560      3,396,718    12.09%
             2009                            0.50%      0.80%         7.35      15.92       296,217      3,888,367    25.43%
FTVIPT FRANKLIN INCOME SECURITIES CLASS 1
             2013                            0.10%      0.80%        13.29      21.89       677,275      9,940,197    13.27%
             2012                            0.10%      0.80%        11.71      19.19       372,719      5,350,808    12.01%
             2011                            0.10%      0.80%        10.43      17.02       338,051      4,352,290     1.89%
             2010                            0.10%      0.80%        10.21      16.58       248,380      2,933,491    11.97%
             2009                            0.10%      0.80%         9.10      11.12       250,364      2,770,581    34.80%
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES CLASS 1
             2013                            0.10%      0.80%        14.93      30.02       260,056      5,579,769    37.40%
             2012                            0.10%      0.80%        10.85      21.70       273,790      4,263,500    10.23%
             2011                            0.10%      0.80%         9.82      19.55       312,922      4,485,062    -5.35%
             2010                            0.10%      0.80%        10.35      20.51       325,746      4,950,388    26.92%
             2009                            0.10%      0.80%         8.14      14.81       316,544      3,877,250    42.80%
FTVIPT MUTUAL SHARES SECURITIES CLASS 1
             2013                            0.10%      0.80%        11.86      23.66       259,533      3,962,961    27.50%
             2012                            0.10%      0.80%         9.28      18.43       238,455      2,849,040    13.69%
             2011                            0.10%      0.80%         8.15      16.09       216,785      2,279,716    -1.58%
             2010                            0.10%      0.80%         8.26      16.24       200,574      2,029,719    10.58%
             2009                            0.10%      0.80%         7.46       9.25       222,932      2,032,106    25.34%
FTVIPT TEMPLETON FOREIGN SECURITIES CLASS 1
             2013                            0.80%      0.80%        20.26      20.26       145,142      2,941,007    22.29%
             2012                            0.80%      0.80%        16.57      16.57       175,504      2,907,989    17.65%
             2011                            0.80%      0.80%        14.08      14.08       197,864      2,786,604   -11.16%
             2010                            0.80%      0.80%        15.85      15.85       224,642      3,561,118     7.81%
             2009                            0.80%      0.80%        14.70      14.70       310,259      4,562,074    36.25%
FTVIPT TEMPLETON FOREIGN SECURITIES CLASS 2
             2013                            0.80%      0.80%        17.60      18.74       292,972      5,266,506    21.99%
             2012                            0.80%      0.80%        14.43      15.36       296,158      4,367,947    17.29%
             2011                            0.80%      0.80%        12.30      13.10       299,767      3,766,144   -11.35%
             2010                            0.80%      0.80%        13.88      14.77       308,504      4,364,676     7.54%
             2009                            0.80%      0.80%        12.90      13.74       334,385      4,395,090    35.95%
FTVIPT TEMPLETON GLOBAL ASSET ALLOCATION CLASS 1
             2009                            0.80%      0.80%        18.85      18.85        96,848      1,825,278    21.24%
FTVIPT TEMPLETON GLOBAL BOND SECURITIES CLASS 1
             2013                            0.50%      0.80%        17.14      20.23       326,714      6,295,985     1.08%
             2012                            0.50%      0.80%        16.93      19.97       363,550      6,970,479    14.39%
             2011                            0.50%      0.80%        14.77      17.43       448,600      7,570,645    -1.40%
             2010                            0.50%      0.80%        14.95      17.64       379,206      6,495,713    13.79%
             2009                            0.50%      0.80%        13.11      15.47       268,367      4,025,744    18.03%
FTVIPT TEMPLETON GROWTH SECURITIES CLASS 1
             2013                            0.50%      0.80%        13.76      23.56       223,207      4,253,696    30.00%
             2012                            0.50%      0.80%        10.55      18.12       241,366      3,518,691    20.43%
             2011                            0.50%      0.80%         8.74      15.05       254,043      3,072,858    -7.54%
             2010                            0.50%      0.80%         9.42      16.27       264,972      3,519,568     6.88%
             2009                            0.50%      0.80%         8.79      15.23       273,596      3,394,660    30.29%
FTVIPT TEMPLETON GROWTH SECURITIES CLASS 2
             2013                            0.80%      0.80%        18.94      22.14        83,084      1,673,460    29.78%
             2012                            0.80%      0.80%        14.60      17.06        89,982      1,405,878    20.10%
             2011                            0.80%      0.80%        12.15      14.20       100,542      1,310,500    -7.72%
             2010                            0.80%      0.80%        13.17      15.39       137,780      1,913,820     6.54%
             2009                            0.80%      0.80%        12.36      14.45       145,909      1,900,965    30.06%
INVESCO V.I. AMERICAN FRANCHISE SERIES I
             2013                            0.80%      0.80%         6.47      17.88     1,350,023     10,708,474    39.02%
             2012                4/27/12     0.80%      0.80%         4.65      12.86     1,440,094      8,391,762    -3.03%


                    MAXIMUM     INVESTMENT
                    TOTAL       INCOME
SUBACCOUNT   YEAR   RETURN(4)   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY VIP OVERSEAS SERVICE CLASS
             2013     30.25%        1.32%
             2012     20.43%        1.78%
             2011    -17.64%        1.37%
             2010     12.43%        1.23%
             2009     25.81%        2.18%
FTVIPT FRANKLIN INCOME SECURITIES CLASS 1
             2013     14.07%        5.78%
             2012     12.80%        6.41%
             2011      2.61%        5.39%
             2010     12.75%        7.11%
             2009     35.21%        8.65%
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES CLASS 1
             2013     38.36%        0.00%
             2012     11.00%        0.00%
             2011     -4.69%        0.00%
             2010     27.81%        0.00%
             2009     43.23%        0.00%
FTVIPT MUTUAL SHARES SECURITIES CLASS 1
             2013     28.40%        2.34%
             2012     14.49%        2.31%
             2011     -0.89%        2.63%
             2010     11.36%        1.60%
             2009     25.72%        2.18%
FTVIPT TEMPLETON FOREIGN SECURITIES CLASS 1
             2013     22.29%        2.51%
             2012     17.65%        3.25%
             2011    -11.16%        1.92%
             2010      7.81%        1.90%
             2009     36.25%        3.57%
FTVIPT TEMPLETON FOREIGN SECURITIES CLASS 2
             2013     21.99%        2.38%
             2012     17.29%        2.90%
             2011    -11.35%        1.72%
             2010      7.54%        1.87%
             2009     35.95%        3.40%
FTVIPT TEMPLETON GLOBAL ASSET ALLOCATION CLASS 1
             2009     21.24%        9.36%
FTVIPT TEMPLETON GLOBAL BOND SECURITIES CLASS 1
             2013      1.38%        4.74%
             2012     14.74%        6.35%
             2011     -1.10%        5.22%
             2010     14.14%        1.44%
             2009     18.39%       14.25%
FTVIPT TEMPLETON GROWTH SECURITIES CLASS 1
             2013     30.39%        2.82%
             2012     20.79%        2.30%
             2011     -7.26%        1.56%
             2010      7.20%        1.58%
             2009     30.68%        3.65%
FTVIPT TEMPLETON GROWTH SECURITIES CLASS 2
             2013     29.78%        2.73%
             2012     20.10%        2.04%
             2011     -7.72%        1.41%
             2010      6.54%        1.38%
             2009     30.06%        3.30%
INVESCO V.I. AMERICAN FRANCHISE SERIES I
             2013     39.02%        0.44%
             2012     -3.03%        0.00%

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT R


                                    MINIMUM    MAXIMUM     MINIMUM    MAXIMUM                                  MINIMUM    MAXIMUM
                    COMMENCEMENT    FEE        FEE         UNIT       UNIT        UNITS                        TOTAL      TOTAL
SUBACCOUNT   YEAR   DATE(1)         RATE(2)    RATE(2)     VALUE(3)   VALUE(3)    OUTSTANDING      NET ASSETS  RETURN(4)  RETURN(4)
------------------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL APPRECIATION SERIES I
             2011                      0.80%      0.80%      $  4.17    $ 11.52     1,496,108  $   8,119,292    -8.64%      -8.64%
             2010                      0.80%      0.80%         4.56      12.61     1,672,142     10,220,051    14.57%      14.57%
             2009                      0.80%      0.80%         3.98      11.01     1,902,740     10,229,855    20.11%      20.11%
INVESCO V.I. CORE EQUITY SERIES I
             2013                      0.80%      0.80%        11.10      21.05     1,167,836     14,905,314    28.22%      28.22%
             2012                      0.80%      0.80%         8.66      16.42     1,249,278     12,519,433    12.98%      12.98%
             2011                      0.80%      0.80%         7.66      14.53     1,255,360     11,184,949    -0.86%      -0.86%
             2010                      0.80%      0.80%         7.73      14.66     1,357,918     12,276,180     8.68%       8.68%
             2009                      0.80%      0.80%         7.11      13.49     1,520,831     12,781,040    27.28%      27.28%
INVESCO V.I. DIVERSIFIED INCOME SERIES I
             2013                      0.80%      0.80%        14.14      14.14        42,178        596,552    -0.75%      -0.75%
             2012                      0.80%      0.80%        14.25      14.25        41,794        595,567     9.83%       9.83%
             2011                      0.80%      0.80%        12.97      12.97        43,900        569,587     6.17%       6.17%
             2010                      0.80%      0.80%        12.22      12.22        55,601        679,496     9.17%       9.17%
             2009                      0.80%      0.80%        11.19      11.19        51,935        581,378    10.19%      10.19%
INVESCO V.I. INTERNATIONAL GROWTH SERIES I
             2013                      0.80%      0.80%        15.00      27.11       377,160      6,459,554    18.07%      18.07%
             2012                      0.80%      0.80%        12.70      22.96       421,046      6,160,258    14.61%      14.61%
             2011                      0.80%      0.80%        11.08      20.03       425,995      5,514,703    -7.48%      -7.48%
             2010                      0.80%      0.80%        11.98      21.66       435,959      6,107,265    11.96%      11.96%
             2009                      0.80%      0.80%        10.70      19.34       456,688      5,738,791    34.16%      34.16%
JANUS ASPEN BALANCED INSTITUTIONAL CLASS
             2013                      0.80%      0.80%        20.24      23.09       503,287     10,711,008    19.20%      19.20%
             2012                      0.80%      0.80%        16.98      19.37       514,168      9,171,374    12.71%      12.71%
             2011                      0.80%      0.80%        15.06      17.19       607,991      9,592,351     0.83%       0.83%
             2010                      0.80%      0.80%        14.94      17.05       677,781     10,567,853     7.52%       7.52%
             2009                      0.80%      0.80%        13.89      15.86       674,700      9,815,849    24.88%      24.88%
JANUS ASPEN BALANCED SERVICE CLASS
             2013                      0.60%      0.80%        21.09      22.61       108,152      2,394,684    18.85%      19.09%
             2012                      0.60%      0.80%        17.71      19.02       113,590      2,116,247    12.47%      12.70%
             2011                      0.60%      0.80%        15.71      16.91       124,110      2,057,339     0.55%       0.75%
             2010                      0.60%      0.80%        15.59      16.82       107,564      1,776,768     7.26%       7.47%
             2009                      0.60%      0.80%        14.51      15.68       108,899      1,671,232    24.58%      24.83%
JANUS ASPEN ENTERPRISE SERVICE CLASS
             2013                      0.60%      0.80%        25.92      33.60        74,914      2,109,032    30.99%      31.25%
             2012                      0.60%      0.80%        19.79      25.65        83,161      1,780,310    16.06%      16.29%
             2011                      0.60%      0.80%        17.05      22.10        84,954      1,570,856    -2.44%      -2.24%
             2010                      0.60%      0.80%        17.47      22.65        95,536      1,803,732    24.52%      24.77%
             2009                      0.60%      0.80%        14.03      18.19       131,724      2,006,397    43.29%      43.58%
JANUS ASPEN GLOBAL RESEARCH INSTITUTIONAL CLASS
             2013                      0.80%      0.80%         8.76      13.75       873,648      8,342,195    27.40%      27.40%
             2012                      0.80%      0.80%         6.87      10.79       917,297      6,919,410    19.12%      19.12%
             2011                      0.80%      0.80%         5.77       9.06       957,196      6,176,533   -14.43%     -14.43%
             2010                      0.80%      0.80%         6.74      10.59       989,917      7,555,809    14.91%      14.91%
             2009                      0.80%      0.80%         5.87       9.21     1,063,034      7,102,821    36.60%      36.60%
JANUS ASPEN GLOBAL RESEARCH SERVICE CLASS
             2013                      0.80%      0.80%        14.73      16.80       127,056      2,009,455    27.06%      27.06%
             2012                      0.80%      0.80%        11.59      13.23       138,593      1,720,221    18.91%      18.91%
             2011                      0.80%      0.80%         9.75      11.12       141,702      1,479,455   -14.67%     -14.67%
             2010                      0.80%      0.80%        11.43      13.04       128,947      1,574,963    14.60%      14.60%
             2009                      0.80%      0.80%         9.97      11.38       131,828      1,408,024    36.31%      36.31%
JANUS ASPEN GLOBAL TECHNOLOGY SERVICE CLASS
             2013                      0.80%      0.80%         7.82       7.82       563,537      4,405,183    34.31%      34.31%
             2012                      0.80%      0.80%         5.82       5.82       575,451      3,349,155    18.20%      18.20%
             2011                      0.80%      0.80%         4.92       4.92       561,938      2,766,923    -9.39%      -9.39%
             2010                      0.80%      0.80%         5.43       5.43       578,130      3,141,515    23.41%      23.41%
             2009                      0.80%      0.80%         4.40       4.40       598,412      2,634,988    55.65%      55.65%


                    INVESTMENT
                    INCOME
SUBACCOUNT   YEAR   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL APPRECIATION SERIES I
             2011       0.15%
             2010       0.75%
             2009       0.63%
INVESCO V.I. CORE EQUITY SERIES I
             2013       1.37%
             2012       0.98%
             2011       0.96%
             2010       0.96%
             2009       1.84%
INVESCO V.I. DIVERSIFIED INCOME SERIES I
             2013       4.81%
             2012       5.31%
             2011       5.18%
             2010       5.52%
             2009      10.09%
INVESCO V.I. INTERNATIONAL GROWTH SERIES I
             2013       1.17%
             2012       1.50%
             2011       1.53%
             2010       2.35%
             2009       1.55%
JANUS ASPEN BALANCED INSTITUTIONAL CLASS
             2013       1.54%
             2012       2.85%
             2011       2.39%
             2010       2.84%
             2009       3.01%
JANUS ASPEN BALANCED SERVICE CLASS
             2013       1.32%
             2012       2.51%
             2011       2.23%
             2010       2.60%
             2009       2.77%
JANUS ASPEN ENTERPRISE SERVICE CLASS
             2013       0.36%
             2012       0.00%
             2011       0.00%
             2010       0.00%
             2009       0.00%
JANUS ASPEN GLOBAL RESEARCH INSTITUTIONAL CLASS
             2013       1.20%
             2012       0.87%
             2011       0.58%
             2010       0.60%
             2009       1.44%
JANUS ASPEN GLOBAL RESEARCH SERVICE CLASS
             2013       1.09%
             2012       0.79%
             2011       0.49%
             2010       0.49%
             2009       1.26%
JANUS ASPEN GLOBAL TECHNOLOGY SERVICE CLASS
             2013       0.00%
             2012       0.00%
             2011       0.00%
             2010       0.00%
             2009       0.00%

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT R


                                          MINIMUM    MAXIMUM     MINIMUM    MAXIMUM                                  MINIMUM
                    COMMENCEMENT          FEE        FEE         UNIT       UNIT        UNITS                        TOTAL
SUBACCOUNT   YEAR   DATE(1)               RATE(2)    RATE(2)     VALUE(3)   VALUE(3)    OUTSTANDING      NET ASSETS  RETURN(4)
------------------------------------------------------------------------------------------------------------------------------------
LVIP BARON GROWTH OPPORTUNITIES STANDARD CLASS
             2013                            0.50%      0.80%      $ 17.39    $ 24.40        19,218  $     465,005    39.29%
             2012                            0.50%      0.80%        12.45      17.48        10,150        176,174    17.59%
             2011                            0.50%      0.80%        10.55      14.83        11,030        162,238     3.46%
             2010                            0.50%      0.80%        10.17      14.31         6,219         88,099    25.69%
             2009                            0.50%      0.80%         8.07      11.36         1,678         18,977    37.56%
LVIP BARON GROWTH OPPORTUNITIES SERVICE CLASS
             2013                            0.10%      0.80%        17.15      35.47       383,596      9,329,018    38.95%
             2012                            0.10%      0.80%        12.32      25.35       291,634      5,525,744    17.30%
             2011                            0.10%      0.80%        10.48      21.49       252,266      4,232,240     3.19%
             2010                            0.10%      0.80%        10.14      20.82       292,451      4,999,734    25.38%
             2009                            0.10%      0.80%         8.07      16.61       313,058      4,332,524    37.22%
LVIP BLACKROCK EMERGING MARKETS RPM STANDARD CLASS
             2013                7/5/13      0.10%      0.80%         9.36      10.43        25,752        249,198    -4.05%
LVIP BLACKROCK EQUITY DIVIDEND RPM STANDARD CLASS
             2013                            0.10%      0.80%        10.89      24.84       660,111      8,829,476    17.27%
             2012                            0.10%      0.80%         9.27      21.03       253,413      3,443,212    16.05%
             2011                            0.10%      0.80%         7.97      17.98       233,090      2,744,174    -3.35%
             2010                            0.10%      0.80%         8.23      18.47       229,664      2,791,888    16.99%
             2009                            0.10%      0.80%         7.02      10.70       307,618      3,173,032    22.32%
LVIP BLACKROCK INFLATION PROTECTED BOND STANDARD CLASS
             2013                            0.10%      0.80%        10.86      11.14       255,354      2,802,434    -9.12%
             2012                            0.10%      0.80%        11.95      12.17       151,751      1,833,096     5.66%
             2011                            0.10%      0.80%        11.35      11.44        47,473        540,161    11.47%
             2010                7/1/10      0.10%      0.60%        10.18      10.21         1,839         18,721    -0.34%
LVIP CAPITAL GROWTH STANDARD CLASS
             2013                            0.10%      0.80%        14.18      26.46        71,072      1,176,314    34.92%
             2012                            0.10%      0.80%        10.51      19.48        56,705        681,750    18.12%
             2011                            0.10%      0.80%         8.90      16.38        42,695        436,939    -9.74%
             2010                            0.10%      0.80%         9.86      18.01        32,836        334,020    18.01%
             2009                            0.10%      0.80%         8.35       8.35         4,001         34,503    33.80%
LVIP CLARION GLOBAL REAL ESTATE STANDARD CLASS
             2013                            0.10%      0.80%         8.74      27.35       274,642      2,565,547     2.48%
             2012                            0.10%      0.80%         8.53      26.50       224,367      2,027,089    23.69%
             2011                            0.10%      0.80%         6.90      21.28       205,333      1,486,464    -9.40%
             2010                            0.10%      0.80%         7.61      23.32       197,092      1,560,447    17.04%
             2009                            0.10%      0.80%         6.51       6.56       125,382        892,414    36.73%
LVIP COLUMBIA SMALL-MID CAP GROWTH RPM STANDARD CLASS
             2013                            0.10%      0.80%        12.35      26.62       245,723      3,118,290    23.83%
             2012                            0.10%      0.80%         9.97      21.35        86,051        898,628     5.63%
             2011                            0.10%      0.80%         9.44       9.57        99,899        953,071    -8.33%
             2010                            0.50%      0.80%        10.30      10.41        77,599        802,523    26.23%
             2009                            0.50%      0.80%         8.16       8.22        72,307        591,591    47.24%
LVIP DELAWARE BOND STANDARD CLASS
             2013                            0.10%      0.80%        13.99      21.21     2,523,401     45,187,729    -3.09%
             2012                            0.10%      0.80%        14.41      21.89     2,790,946     51,389,524     5.76%
             2011                            0.10%      0.80%        13.60      20.70     2,543,215     44,963,087     6.78%
             2010                            0.10%      0.80%        12.71      19.38     2,349,231     39,804,267     7.62%
             2009                            0.10%      0.80%        11.78      18.01     2,305,281     36,519,370    17.95%
LVIP DELAWARE DIVERSIFIED FLOATING RATE STANDARD CLASS
             2013                            0.10%      0.80%        10.34      10.61       328,228      3,426,305    -0.05%
             2012                            0.10%      0.80%        10.34      10.54        98,546      1,025,880     3.39%
             2011                            0.10%      0.80%        10.00      10.12        93,061        934,389    -1.04%
             2010                6/22/10     0.10%      0.80%        10.11      10.15        48,003        485,726    -0.05%
LVIP DELAWARE FOUNDATION AGGRESSIVE ALLOCATION STANDARD CLASS
             2013                            0.50%      0.80%        12.78      20.57       207,668      3,602,003    19.28%
             2012                            0.50%      0.80%        10.70      17.24       189,616      2,749,503    12.39%
             2011                            0.50%      0.80%         9.50      15.34       207,680      2,690,376    -2.81%
             2010                            0.50%      0.80%         9.75      15.78       210,378      2,815,721    11.59%
             2009                            0.50%      0.80%         8.72      14.15       210,202      2,532,661    30.94%


                    MAXIMUM     INVESTMENT
                    TOTAL       INCOME
SUBACCOUNT   YEAR   RETURN(4)   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
LVIP BARON GROWTH OPPORTUNITIES STANDARD CLASS
             2013     39.71%        0.48%
             2012     17.95%        1.55%
             2011      3.77%        0.00%
             2010     26.07%        0.00%
             2009     37.98%        0.00%
LVIP BARON GROWTH OPPORTUNITIES SERVICE CLASS
             2013     39.92%        0.45%
             2012     18.12%        1.26%
             2011      3.92%        0.00%
             2010     26.27%        0.00%
             2009     37.64%        0.00%
LVIP BLACKROCK EMERGING MARKETS RPM STANDARD CLASS
             2013      8.72%        1.44%
LVIP BLACKROCK EQUITY DIVIDEND RPM STANDARD CLASS
             2013     18.10%        1.76%
             2012     16.99%        0.69%
             2011     -2.67%        0.96%
             2010     17.81%        0.95%
             2009     22.69%        1.22%
LVIP BLACKROCK INFLATION PROTECTED BOND STANDARD CLASS
             2013     -8.47%        0.55%
             2012      6.40%        0.00%
             2011     12.03%        2.67%
             2010      1.15%        0.02%
LVIP CAPITAL GROWTH STANDARD CLASS
             2013     35.87%        0.00%
             2012     18.95%        0.00%
             2011     -9.10%        0.00%
             2010     18.80%        0.06%
             2009     33.80%        0.03%
LVIP CLARION GLOBAL REAL ESTATE STANDARD CLASS
             2013      3.20%        0.00%
             2012     24.56%        0.00%
             2011     -8.76%        0.00%
             2010     17.86%        0.00%
             2009     37.14%        0.00%
LVIP COLUMBIA SMALL-MID CAP GROWTH RPM STANDARD CLASS
             2013     24.70%        0.00%
             2012      6.37%        0.00%
             2011     -8.05%        0.00%
             2010     26.61%        0.00%
             2009     47.68%        0.00%
LVIP DELAWARE BOND STANDARD CLASS
             2013     -2.41%        1.74%
             2012      6.50%        2.10%
             2011      7.53%        3.62%
             2010      8.38%        3.50%
             2009     18.31%        4.47%
LVIP DELAWARE DIVERSIFIED FLOATING RATE STANDARD CLASS
             2013      0.65%        1.17%
             2012      4.12%        1.47%
             2011     -0.30%        2.43%
             2010      2.11%        0.74%
LVIP DELAWARE FOUNDATION AGGRESSIVE ALLOCATION STANDARD CLASS
             2013     19.64%        1.64%
             2012     12.73%        1.75%
             2011     -2.51%        2.13%
             2010     11.92%        2.79%
             2009     31.33%        1.81%

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT R


                                          MINIMUM    MAXIMUM     MINIMUM    MAXIMUM                                  MINIMUM
                    COMMENCEMENT          FEE        FEE         UNIT       UNIT        UNITS                        TOTAL
SUBACCOUNT   YEAR   DATE(1)               RATE(2)    RATE(2)     VALUE(3)   VALUE(3)    OUTSTANDING      NET ASSETS  RETURN(4)
------------------------------------------------------------------------------------------------------------------------------------
LVIP DELAWARE GROWTH AND INCOME STANDARD CLASS
             2013                            0.10%      0.80%      $ 13.13    $ 25.98        53,940  $     864,846    32.20%
             2012                            0.10%      0.80%         9.91      19.51        66,949        817,718    14.40%
             2011                            0.10%      0.80%         8.65      16.94        56,545        601,946     0.39%
             2010                            0.10%      0.80%         8.60      16.76        43,267        451,103    12.04%
             2009                            0.10%      0.80%         7.66      10.04        38,979        360,955    23.69%
LVIP DELAWARE SOCIAL AWARENESS STANDARD CLASS
             2013                            0.10%      0.80%        13.66      26.75        66,411      1,187,618    34.61%
             2012                            0.10%      0.80%        10.13      19.73        56,849        778,889    14.36%
             2011                            0.10%      0.80%         8.84      16.07        76,209        997,194    -0.16%
             2010                            0.50%      0.80%        10.34      16.10        61,411        757,536    10.68%
             2009                            0.50%      0.80%         9.31      14.55        65,433        736,331    28.96%
LVIP DELAWARE SPECIAL OPPORTUNITIES STANDARD CLASS
             2013                            0.10%      0.80%        13.80      30.18        99,170      1,457,098    32.72%
             2012                            0.10%      0.80%        10.40      22.58        63,972        737,951    14.02%
             2011                            0.10%      0.80%         9.12      19.67        48,430        506,642    -5.96%
             2010                            0.10%      0.80%         9.70       9.81        49,064        480,442    29.60%
             2009                            0.50%      0.80%         7.48       7.54        49,640        373,176    29.40%
LVIP DIMENSIONAL NON-U.S. EQUITY RPM STANDARD CLASS
             2013                            0.10%      0.80%        11.24      11.46       102,503      1,157,764    14.20%
             2012                3/12/12     0.10%      0.80%         9.84       9.96        37,165        366,742     5.72%
LVIP DIMENSIONAL U.S. EQUITY RPM STANDARD CLASS
             2013                            0.10%      0.80%        14.05      14.32       140,434      1,983,457    28.15%
             2012                3/12/12     0.10%      0.80%        10.97      11.10        51,138        562,406     2.88%
LVIP DIMENSIONAL/VANGUARD TOTAL BOND STANDARD CLASS
             2013                            0.10%      0.80%        10.34      10.53       151,991      1,582,815    -3.53%
             2012                            0.10%      0.80%        10.71      10.84       356,482      3,832,549     2.90%
             2011                7/28/11     0.10%      0.80%        10.41      10.46         6,014         62,859     0.49%
LVIP GLOBAL INCOME STANDARD CLASS
             2013                            0.10%      0.80%        12.04      12.46       194,813      2,351,299    -3.60%
             2012                            0.10%      0.80%        12.49      12.83       235,157      3,001,084     6.83%
             2011                            0.10%      0.80%        11.69      11.93       196,298      2,334,931     0.28%
             2010                            0.10%      0.80%        11.65      11.81        34,613        404,955     8.80%
             2009                7/6/09      0.10%      0.80%        10.71      10.78        10,195        109,268    -0.86%
LVIP JPMORGAN HIGH YIELD STANDARD CLASS
             2013                            0.10%      0.80%        13.37      13.71       212,104      2,826,642     5.72%
             2012                            0.10%      0.80%        12.64      12.88        91,437      1,170,488    14.01%
             2011                            0.10%      0.80%        11.09      11.22        47,687        533,133     1.96%
             2010                6/9/10      0.10%      0.80%        10.88      10.92         8,378         91,352     0.91%
LVIP JPMORGAN MID CAP VALUE RPM STANDARD CLASS
             2013                            0.10%      0.80%        12.79      27.75       116,120      1,643,422    23.18%
             2012                            0.10%      0.80%        10.39      22.37        68,591        734,205    12.85%
             2011                            0.10%      0.80%         9.20      19.68        60,982        579,175    -2.56%
             2010                            0.10%      0.80%         9.44       9.55        39,993        378,776    23.78%
             2009                            0.50%      0.80%         7.63       7.69        16,178        123,994    23.66%
LVIP MANAGED RISK PROFILE 2010 STANDARD CLASS
             2013                            0.60%      0.80%        12.65      12.82        50,298        643,677     8.06%
             2012                            0.60%      0.80%        11.70      11.84        53,128        627,655     7.68%
             2011                            0.60%      0.80%        10.87      10.97        52,987        579,951     0.44%
             2010                            0.60%      0.80%        10.82      10.90        49,801        541,754    10.58%
             2009                            0.60%      0.80%         9.79       9.84        43,868        431,003    23.42%
LVIP MANAGED RISK PROFILE 2020 STANDARD CLASS
             2013                            0.50%      0.80%        12.25      12.50        79,326        979,488    10.25%
             2012                            0.50%      0.80%        11.11      11.31        81,238        908,627     7.52%
             2011                            0.50%      0.80%        10.34      10.48        81,511        846,518    -0.60%
             2010                            0.50%      0.80%        10.40      10.52        78,702        821,303    11.14%
             2009                            0.50%      0.80%         9.41       9.43        42,405        398,314    24.91%


                    MAXIMUM     INVESTMENT
                    TOTAL       INCOME
SUBACCOUNT   YEAR   RETURN(4)   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
LVIP DELAWARE GROWTH AND INCOME STANDARD CLASS
             2013     33.13%        1.65%
             2012     15.20%        1.19%
             2011      1.10%        1.20%
             2010     12.83%        1.04%
             2009     24.06%        1.16%
LVIP DELAWARE SOCIAL AWARENESS STANDARD CLASS
             2013     35.58%        1.45%
             2012     15.17%        0.64%
             2011      0.14%        0.83%
             2010     11.01%        0.60%
             2009     29.35%        0.70%
LVIP DELAWARE SPECIAL OPPORTUNITIES STANDARD CLASS
             2013     33.65%        1.40%
             2012     14.82%        0.86%
             2011     -5.30%        0.39%
             2010     29.99%        0.77%
             2009     29.79%        0.86%
LVIP DIMENSIONAL NON-U.S. EQUITY RPM STANDARD CLASS
             2013     15.01%        2.55%
             2012     13.38%        5.45%
LVIP DIMENSIONAL U.S. EQUITY RPM STANDARD CLASS
             2013     29.05%        1.27%
             2012      8.39%        2.75%
LVIP DIMENSIONAL/VANGUARD TOTAL BOND STANDARD CLASS
             2013     -2.85%        1.50%
             2012      3.63%        9.62%
             2011      3.44%        0.61%
LVIP GLOBAL INCOME STANDARD CLASS
             2013     -2.92%        0.20%
             2012      7.58%        2.14%
             2011      0.99%        9.10%
             2010      9.56%        4.81%
             2009      5.89%        1.96%
LVIP JPMORGAN HIGH YIELD STANDARD CLASS
             2013      6.46%        6.54%
             2012     14.81%        6.09%
             2011      2.67%        7.29%
             2010     11.67%        3.63%
LVIP JPMORGAN MID CAP VALUE RPM STANDARD CLASS
             2013     24.05%        0.64%
             2012     13.65%        0.00%
             2011     -1.87%        0.00%
             2010     24.15%        0.11%
             2009     24.03%        0.44%
LVIP MANAGED RISK PROFILE 2010 STANDARD CLASS
             2013      8.28%        1.27%
             2012      7.89%        2.29%
             2011      0.64%        0.77%
             2010     10.80%        1.16%
             2009     23.66%        1.99%
LVIP MANAGED RISK PROFILE 2020 STANDARD CLASS
             2013     10.56%        1.38%
             2012      7.89%        2.11%
             2011     -0.37%        0.76%
             2010     11.59%        1.45%
             2009     25.00%        2.09%

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT R


                                    MINIMUM    MAXIMUM     MINIMUM    MAXIMUM                                  MINIMUM    MAXIMUM
                    COMMENCEMENT    FEE        FEE         UNIT       UNIT        UNITS                        TOTAL      TOTAL
SUBACCOUNT   YEAR   DATE(1)         RATE(2)    RATE(2)     VALUE(3)   VALUE(3)    OUTSTANDING      NET ASSETS  RETURN(4)  RETURN(4)
------------------------------------------------------------------------------------------------------------------------------------
LVIP MANAGED RISK PROFILE 2030 STANDARD CLASS
             2013                      0.50%      0.80%      $ 12.12    $ 12.37       143,352  $   1,755,955    12.84%      13.18%
             2012                      0.50%      0.80%        10.74      10.93       114,822      1,246,331     7.04%       7.36%
             2011                      0.50%      0.80%        10.04      10.18       100,191      1,014,665    -1.36%      -1.06%
             2010                      0.50%      0.80%        10.18      10.29       126,714      1,298,898    11.65%      11.98%
             2009                      0.50%      0.80%         9.11       9.19       133,846      1,225,610    26.93%      27.31%
LVIP MANAGED RISK PROFILE 2040 STANDARD CLASS
             2013                      0.60%      0.80%        11.57      11.72        90,605      1,050,516    15.61%      15.84%
             2012                      0.60%      0.80%        10.00      10.12       100,624      1,008,601     6.27%       6.48%
             2011                      0.60%      0.80%         9.41       9.50        98,731        931,311    -2.25%      -2.05%
             2010                      0.60%      0.80%         9.63       9.70        88,543        854,164    12.76%      12.99%
             2009                      0.60%      0.80%         8.59       8.59        75,993        650,035    30.17%      30.17%
LVIP MANAGED RISK PROFILE CONSERVATIVE STANDARD CLASS
             2013                      0.10%      0.80%        13.88      18.25       342,364      5,442,008     8.88%       9.64%
             2012                      0.10%      0.80%        12.72      16.65       323,222      4,844,736     8.90%       9.66%
             2011                      0.10%      0.80%        11.66      15.18       351,319      4,749,064     2.86%       3.58%
             2010                      0.10%      0.80%        11.31      13.58       246,996      3,308,522     9.61%       9.95%
             2009                      0.50%      0.80%        11.49      12.36       144,434      1,762,258    23.83%      24.23%
LVIP MANAGED RISK PROFILE GROWTH STANDARD CLASS
             2013                      0.10%      0.80%        11.80      20.53     1,558,742     22,084,158    12.64%      13.43%
             2012                      0.10%      0.80%        10.45      18.10     1,278,905     16,642,441     8.27%       9.03%
             2011                      0.10%      0.80%         9.63      16.60     1,271,142     14,978,144    -0.80%      -0.10%
             2010                      0.10%      0.80%         9.69      16.62     1,131,052     13,406,421    11.82%      12.61%
             2009                      0.10%      0.80%         8.65      11.61       911,896      9,823,900    28.00%      28.39%
LVIP MANAGED RISK PROFILE MODERATE STANDARD CLASS
             2013                      0.10%      0.80%        12.90      19.54     2,186,332     31,839,252    10.96%      11.74%
             2012                      0.10%      0.80%        11.60      17.49     1,449,011     19,485,428     8.72%       9.48%
             2011                      0.10%      0.80%        10.65      15.98     1,341,277     16,585,570     0.36%       1.07%
             2010                      0.10%      0.80%        10.59      15.81     1,192,536     14,783,404    11.07%      11.85%
             2009                      0.10%      0.80%         9.52      12.16       771,394      8,590,830    27.02%      27.40%
LVIP MFS INTERNATIONAL GROWTH STANDARD CLASS
             2013                      0.10%      0.80%        10.26      21.98       258,187      2,841,115    12.71%      13.50%
             2012                      0.10%      0.80%         9.10      19.36       129,081      1,210,283    18.44%      19.28%
             2011                      0.10%      0.80%         7.68      16.23       107,843        848,860   -10.59%      -9.96%
             2010                      0.10%      0.80%         8.59      18.03       117,916      1,024,938    12.21%      13.00%
             2009                      0.10%      0.80%         7.66       7.72       113,747        874,589    34.77%      35.17%
LVIP MFS VALUE STANDARD CLASS
             2013                      0.10%      0.80%        13.45      26.10       530,535      7,749,055    34.88%      35.82%
             2012                      0.10%      0.80%         9.97      19.22       411,303      4,464,513    15.40%      16.21%
             2011                      0.10%      0.80%         8.64      16.54       412,184      3,769,639    -0.90%      -0.20%
             2010                      0.10%      0.80%         8.72      16.57       343,936      3,043,802    10.70%      11.48%
             2009                      0.10%      0.80%         7.88       7.94       183,643      1,454,029    20.00%      20.36%
LVIP MID-CAP VALUE STANDARD CLASS
             2013                      0.10%      0.80%        13.09      32.41       166,314      2,350,326    33.09%      34.02%
             2012                      0.10%      0.80%         9.84      24.18        76,504        843,541    23.13%      23.99%
             2011                      0.10%      0.80%         7.99      19.50        58,763        504,755   -10.04%      -9.41%
             2010                      0.10%      0.80%         8.88       8.98        51,685        472,449    22.91%      23.28%
             2009                      0.50%      0.80%         7.23       7.28        44,421        322,552    41.30%      41.73%
LVIP MONDRIAN INTERNATIONAL VALUE STANDARD CLASS
             2013                      0.10%      0.80%         9.81      23.97       538,481      9,629,073    20.87%      21.72%
             2012                      0.10%      0.80%         8.10      19.83       484,907      7,295,461     8.74%       9.51%
             2011                      0.10%      0.80%         7.44      18.24       485,004      6,868,472    -4.98%      -4.31%
             2010                      0.10%      0.80%         7.81      19.19       497,627      7,465,078     1.65%       2.34%
             2009                      0.10%      0.80%         7.67      18.88       562,304      8,486,133    20.27%      20.63%
LVIP MONEY MARKET STANDARD CLASS
             2013                      0.10%      0.80%         9.99      12.53     5,160,144     54,706,127    -0.77%      -0.08%
             2012                      0.10%      0.80%         9.99      12.63     4,503,968     48,602,909    -0.77%      -0.07%
             2011                      0.10%      0.80%        10.00      12.73     3,284,677     36,887,918    -0.77%      -0.07%
             2010                      0.10%      0.80%        10.01      12.82     3,259,823     36,720,381    -0.75%      -0.05%
             2009                      0.10%      0.80%        10.41      12.92     3,355,894     38,171,200    -0.50%      -0.20%


                    INVESTMENT
                    INCOME
SUBACCOUNT   YEAR   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
LVIP MANAGED RISK PROFILE 2030 STANDARD CLASS
             2013       1.55%
             2012       1.95%
             2011       0.60%
             2010       0.87%
             2009       1.96%
LVIP MANAGED RISK PROFILE 2040 STANDARD CLASS
             2013       1.23%
             2012       1.73%
             2011       0.60%
             2010       0.92%
             2009       1.96%
LVIP MANAGED RISK PROFILE CONSERVATIVE STANDARD CLASS
             2013       1.91%
             2012       3.93%
             2011       2.23%
             2010       4.88%
             2009       4.36%
LVIP MANAGED RISK PROFILE GROWTH STANDARD CLASS
             2013       1.82%
             2012       2.67%
             2011       2.04%
             2010       3.07%
             2009       4.80%
LVIP MANAGED RISK PROFILE MODERATE STANDARD CLASS
             2013       2.02%
             2012       3.25%
             2011       1.80%
             2010       3.45%
             2009       4.77%
LVIP MFS INTERNATIONAL GROWTH STANDARD CLASS
             2013       0.88%
             2012       0.82%
             2011       2.83%
             2010       0.82%
             2009       0.87%
LVIP MFS VALUE STANDARD CLASS
             2013       2.04%
             2012       1.27%
             2011       1.59%
             2010       1.63%
             2009       1.26%
LVIP MID-CAP VALUE STANDARD CLASS
             2013       0.16%
             2012       0.42%
             2011       0.00%
             2010       0.27%
             2009       0.55%
LVIP MONDRIAN INTERNATIONAL VALUE STANDARD CLASS
             2013       2.63%
             2012       2.92%
             2011       3.06%
             2010       3.18%
             2009       3.38%
LVIP MONEY MARKET STANDARD CLASS
             2013       0.02%
             2012       0.03%
             2011       0.03%
             2010       0.05%
             2009       0.30%

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT R


                                          MINIMUM    MAXIMUM     MINIMUM    MAXIMUM                                  MINIMUM
                    COMMENCEMENT          FEE        FEE         UNIT       UNIT        UNITS                        TOTAL
SUBACCOUNT   YEAR   DATE(1)               RATE(2)    RATE(2)     VALUE(3)   VALUE(3)    OUTSTANDING      NET ASSETS  RETURN(4)
------------------------------------------------------------------------------------------------------------------------------------
LVIP SSGA BOND INDEX STANDARD CLASS
             2013                            0.10%      0.80%      $ 11.90    $ 12.06       225,543  $   2,704,484    -3.35%
             2012                            0.10%      0.80%        12.31      12.43       110,613      1,371,912     3.03%
             2011                            0.10%      0.80%        11.94      12.04       117,874      1,416,006     6.54%
             2010                            0.10%      0.80%        11.13      11.28        66,766        751,516     5.12%
             2009                            0.10%      0.80%        10.70      10.70        48,009        513,434     3.90%
LVIP SSGA CONSERVATIVE INDEX ALLOCATION STANDARD CLASS
             2013                            0.10%      0.80%        12.39      12.69       218,625      2,697,029     5.95%
             2012                            0.10%      0.80%        11.75      11.89         7,366         86,454     8.44%
             2011                            0.10%      0.60%        10.83      10.83         3,779         40,938     2.07%
             2010               11/15/10     0.60%      0.60%        10.61      10.61         1,048         11,128     1.36%
LVIP SSGA CONSERVATIVE STRUCTURED ALLOCATION STANDARD CLASS
             2013                            0.10%      0.60%        12.37      12.37       113,307      1,378,222     6.43%
             2012                            0.60%      0.60%        11.62      11.62           236          2,740     7.66%
             2011                1/7/11      0.60%      0.60%        10.80      10.80           134          1,449     2.11%
LVIP SSGA DEVELOPED INTERNATIONAL 150 STANDARD CLASS
             2013                            0.10%      0.80%         9.97      23.91        67,593        822,023    19.58%
             2012                            0.10%      0.60%         8.34      19.89        17,501        266,999    12.96%
             2011                            0.10%      0.80%         7.33      17.52        16,535        132,743   -12.83%
             2010                            0.10%      0.80%         8.45      19.96        14,100        129,189     6.61%
             2009                5/21/09     0.10%      0.60%         7.92      18.63         1,273         11,562    -5.38%
LVIP SSGA EMERGING MARKETS 100 STANDARD CLASS
             2013                            0.10%      0.80%        13.45      26.89       250,332      3,432,444    -3.60%
             2012                            0.10%      0.80%        13.95      27.70       144,187      2,188,634    11.76%
             2011                            0.10%      0.80%        12.48      24.61       118,791      1,508,862   -15.62%
             2010                            0.10%      0.80%        14.79      28.96       264,029      4,353,411    26.75%
             2009                            0.10%      0.80%        11.71      11.71        43,300        637,329    88.76%
LVIP SSGA GLOBAL TACTICAL ALLOCATION RPM STANDARD CLASS
             2013                            0.10%      0.80%        10.20      20.52       412,126      5,188,052     8.93%
             2012                            0.10%      0.80%         9.34      18.70       458,299      5,713,087    10.26%
             2011                            0.10%      0.80%         8.45      16.84       416,107      4,647,227    -0.58%
             2010                            0.10%      0.80%         8.49      12.05       358,181      4,044,081     7.87%
             2009                            0.50%      0.80%         7.85      11.15       191,868      1,922,563    29.75%
LVIP SSGA INTERNATIONAL INDEX STANDARD CLASS
             2013                            0.10%      0.80%         9.54      21.75       349,203      3,629,579    20.02%
             2012                            0.10%      0.80%         7.95      18.00       114,285        925,245    17.19%
             2011                            0.10%      0.80%         6.78      15.25        84,713        580,571   -13.08%
             2010                            0.10%      0.80%         7.80       7.84        66,839        539,874     6.20%
             2009                            0.60%      0.80%         7.35       7.35        52,447        386,137    26.83%
LVIP SSGA LARGE CAP 100 STANDARD CLASS
             2013                            0.10%      0.80%        15.16      31.78        57,226        879,666    34.77%
             2012                            0.10%      0.80%        11.25      23.42        45,855        534,290    11.33%
             2011                            0.10%      0.80%        10.11      20.89        25,007        269,815     1.50%
             2010                            0.10%      0.80%         9.96      10.01        17,363        178,087    18.24%
             2009                            0.60%      0.80%         8.42       8.42        13,722        115,576    34.24%
LVIP SSGA MODERATE INDEX ALLOCATION STANDARD CLASS
             2013                            0.10%      0.60%        13.48      13.71       372,316      4,390,335    11.79%
             2012                            0.10%      0.60%        12.06      12.20        52,503        638,032    11.04%
             2011                            0.10%      0.60%        10.86      10.86        48,523        529,269    -0.83%
             2010               11/4/10      0.60%      0.60%        10.95      10.95        14,061        154,000    -0.58%
LVIP SSGA MODERATE STRUCTURED ALLOCATION STANDARD CLASS
             2013                            0.10%      0.80%        13.33      13.56       538,956      6,322,477    12.13%
             2012                            0.10%      0.60%        11.89      12.03       111,463      1,328,653     9.88%
             2011                            0.10%      0.60%        10.82      10.82        31,861        345,280    -0.31%
             2010               12/9/10      0.60%      0.60%        10.86      10.86        18,752        203,564     1.34%
LVIP SSGA MODERATELY AGGRESSIVE INDEX ALLOCATION STANDARD CLASS
             2013                            0.10%      0.60%        13.83      14.07       432,059      5,794,569    14.12%
             2012                            0.10%      0.60%        12.12      12.27       277,107      3,359,857    12.18%
             2011                5/26/11     0.10%      0.60%        10.81      10.88        17,648        190,937    -5.99%


                    MAXIMUM     INVESTMENT
                    TOTAL       INCOME
SUBACCOUNT   YEAR   RETURN(4)   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
LVIP SSGA BOND INDEX STANDARD CLASS
             2013     -2.66%        2.24%
             2012      3.75%        2.19%
             2011      7.29%        3.20%
             2010      5.85%        2.06%
             2009      3.90%        1.73%
LVIP SSGA CONSERVATIVE INDEX ALLOCATION STANDARD CLASS
             2013      6.77%        2.88%
             2012      8.99%        3.35%
             2011      2.07%        0.89%
             2010      1.36%        0.00%
LVIP SSGA CONSERVATIVE STRUCTURED ALLOCATION STANDARD CLASS
             2013      6.43%        4.03%
             2012      7.66%        3.90%
             2011      2.11%        0.15%
LVIP SSGA DEVELOPED INTERNATIONAL 150 STANDARD CLASS
             2013     20.19%        4.65%
             2012     13.52%        3.42%
             2011    -12.22%        2.57%
             2010      7.14%        1.53%
             2009     10.73%        1.72%
LVIP SSGA EMERGING MARKETS 100 STANDARD CLASS
             2013     -2.93%        2.90%
             2012     12.54%        2.65%
             2011    -15.02%        1.74%
             2010     27.64%        1.78%
             2009     88.76%        1.55%
LVIP SSGA GLOBAL TACTICAL ALLOCATION RPM STANDARD CLASS
             2013      9.70%        2.04%
             2012     11.04%        3.50%
             2011      0.12%        1.42%
             2010      8.19%        1.36%
             2009     30.14%        6.81%
LVIP SSGA INTERNATIONAL INDEX STANDARD CLASS
             2013     20.86%        2.05%
             2012     18.01%        2.24%
             2011    -12.46%        1.04%
             2010      6.41%        1.52%
             2009     26.83%        3.04%
LVIP SSGA LARGE CAP 100 STANDARD CLASS
             2013     35.71%        2.75%
             2012     12.11%        2.04%
             2011      2.21%        1.74%
             2010     18.48%        1.35%
             2009     34.24%        1.20%
LVIP SSGA MODERATE INDEX ALLOCATION STANDARD CLASS
             2013     12.35%        3.31%
             2012     11.59%        2.38%
             2011     -0.83%        0.44%
             2010     -0.58%        0.00%
LVIP SSGA MODERATE STRUCTURED ALLOCATION STANDARD CLASS
             2013     12.69%        6.30%
             2012     10.43%        6.42%
             2011     -0.31%        0.26%
             2010      1.34%        0.00%
LVIP SSGA MODERATELY AGGRESSIVE INDEX ALLOCATION STANDARD CLASS
             2013     14.69%        1.84%
             2012     12.75%        4.25%
             2011     -5.29%        0.09%

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT R


                                          MINIMUM    MAXIMUM     MINIMUM    MAXIMUM                                  MINIMUM
                    COMMENCEMENT          FEE        FEE         UNIT       UNIT        UNITS                        TOTAL
SUBACCOUNT   YEAR   DATE(1)               RATE(2)    RATE(2)     VALUE(3)   VALUE(3)    OUTSTANDING      NET ASSETS  RETURN(4)
------------------------------------------------------------------------------------------------------------------------------------
LVIP SSGA MODERATELY AGGRESSIVE STRUCTURED ALLOCATION STANDARD CLASS
             2013                            0.10%      0.60%      $ 13.89    $ 14.13       187,828  $   2,606,676    14.46%
             2012                            0.10%      0.60%        12.14      12.28        72,975        886,428    10.72%
             2011                3/1/11      0.10%      0.60%        10.96      11.04         9,890        108,556    -7.38%
LVIP SSGA S&P 500 INDEX STANDARD CLASS
             2013                            0.10%      0.80%        13.21      27.03     1,387,676     20,995,800    30.95%
             2012                            0.10%      0.80%        10.07      20.50       550,819      6,665,566    14.73%
             2011                            0.10%      0.80%         8.76      17.74       486,720      4,952,338     1.04%
             2010                            0.10%      0.80%         8.65      17.44       333,737      3,336,171    13.81%
             2009                            0.10%      0.80%         7.58       9.32       332,657      2,879,662    25.10%
LVIP SSGA SMALL-CAP INDEX STANDARD CLASS
             2013                            0.10%      0.80%        14.05      30.49       234,484      3,830,619    36.81%
             2012                            0.10%      0.80%        10.27      22.13       112,939      1,543,601    14.97%
             2011                            0.10%      0.80%         8.93      19.12        72,597        665,480    -5.32%
             2010                            0.10%      0.80%         9.44      20.05        61,638        619,883    25.18%
             2009                            0.10%      0.80%         7.54       7.60        52,028        399,098    25.00%
LVIP SSGA SMALL-MID CAP 200 STANDARD CLASS
             2013                            0.10%      0.80%        18.46      38.34       132,908      2,452,895    33.42%
             2012                            0.10%      0.80%        13.84      28.54        25,264        424,710    12.92%
             2011                            0.10%      0.80%        12.25      25.09        17,122        274,124    -2.99%
             2010                            0.10%      0.80%        12.63      25.69        13,516        196,970    26.73%
             2009                            0.10%      0.80%         9.97       9.97         4,815         52,500    50.45%
LVIP T. ROWE PRICE GROWTH STOCK STANDARD CLASS
             2013                            0.10%      0.80%        14.96      28.80       155,811      2,636,981    37.94%
             2012                            0.10%      0.80%        10.84      20.73       132,055      1,578,188    17.37%
             2011                            0.10%      0.80%         9.24      17.54        98,310        985,001    -2.44%
             2010                            0.10%      0.80%         9.47       9.54        46,294        442,852    15.80%
             2009                            0.60%      0.80%         8.18       8.22        29,883        245,479    41.94%
LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH STANDARD CLASS
             2013                            0.10%      0.80%        15.84      31.73       176,219      3,845,501    33.72%
             2012                            0.10%      0.80%        11.82      23.56       111,776      1,904,704    15.38%
             2011                            0.10%      0.80%        10.23      20.28        89,272      1,353,106    -4.63%
             2010                            0.10%      0.80%        10.70      18.89       113,563      1,820,880    27.35%
             2009                            0.50%      0.80%         8.39      14.83       108,643      1,348,655    45.18%
LVIP TEMPLETON GROWTH RPM STANDARD CLASS
             2013                            0.10%      0.80%        11.24      23.20       117,389      1,428,445    18.97%
             2012                            0.10%      0.80%         9.45      19.37        74,584        762,280    20.25%
             2011                            0.10%      0.80%         7.93      15.99        72,418        605,509    -3.67%
             2010                            0.10%      0.60%         8.23       8.26        53,048        457,604     5.93%
             2009                            0.50%      0.60%         7.77       7.79        25,596        199,000    27.33%
LVIP UBS LARGE CAP GROWTH RPM STANDARD CLASS
             2013                            0.10%      0.80%         9.37      23.68       304,686      3,779,757    24.50%
             2012                            0.10%      0.80%         7.53      18.88       332,616      3,356,842    15.46%
             2011                            0.10%      0.80%         6.52      16.24       315,344      2,754,242    -6.44%
             2010                            0.10%      0.80%         6.97      14.91       307,430      2,855,356    10.46%
             2009                            0.50%      0.80%         6.31      13.50       355,348      2,942,418    37.42%
LVIP VANGUARD DOMESTIC EQUITY ETF STANDARD CLASS
             2013                            0.10%      0.80%        14.00      14.18       185,568      2,218,935    29.74%
             2012                            0.10%      0.60%        10.79      10.88         3,599         38,914    14.49%
             2011                7/21/11     0.10%      0.60%         9.42       9.45           969          9,140    -6.69%
LVIP VANGUARD INTERNATIONAL EQUITY ETF STANDARD CLASS
             2013                            0.10%      0.80%        11.38      11.53       175,573      1,960,144    14.06%
             2012                            0.10%      0.60%         9.97       9.97        59,503        594,027    18.64%
             2011                9/21/11     0.60%      0.60%         8.41       8.41        18,997        159,728     1.32%
M CAPITAL APPRECIATION
             2013                            0.50%      0.80%        16.11      35.29        51,997      1,461,935    38.10%
             2012                            0.50%      0.80%        11.64      25.55        53,636      1,100,965    16.50%
             2011                            0.50%      0.80%         9.97      21.94        50,561        901,681    -7.96%
             2010                            0.50%      0.80%        10.81      23.83        45,648        893,186    25.99%
             2009                            0.50%      0.80%         8.57      18.92        50,385        778,891    47.42%


                    MAXIMUM     INVESTMENT
                    TOTAL       INCOME
SUBACCOUNT   YEAR   RETURN(4)   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
LVIP SSGA MODERATELY AGGRESSIVE STRUCTURED ALLOCATION STANDARD CLASS
             2013     15.04%        3.02%
             2012     11.28%        4.18%
             2011      3.94%        0.63%
LVIP SSGA S&P 500 INDEX STANDARD CLASS
             2013     31.87%        2.19%
             2012     15.53%        1.02%
             2011      1.75%        1.06%
             2010     14.57%        1.20%
             2009     25.48%        1.44%
LVIP SSGA SMALL-CAP INDEX STANDARD CLASS
             2013     37.77%        0.96%
             2012     15.78%        0.86%
             2011     -4.66%        0.37%
             2010     26.06%        0.59%
             2009     25.39%        0.95%
LVIP SSGA SMALL-MID CAP 200 STANDARD CLASS
             2013     34.36%        4.29%
             2012     13.71%        2.84%
             2011     -2.31%        1.92%
             2010     27.63%        2.39%
             2009     50.45%        2.04%
LVIP T. ROWE PRICE GROWTH STOCK STANDARD CLASS
             2013     38.91%        0.00%
             2012     18.19%        0.00%
             2011     -1.75%        0.00%
             2010     16.03%        0.00%
             2009     42.23%        0.00%
LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH STANDARD CLASS
             2013     34.66%        0.00%
             2012     16.19%        0.00%
             2011     -3.96%        0.00%
             2010     27.73%        0.00%
             2009     45.61%        0.11%
LVIP TEMPLETON GROWTH RPM STANDARD CLASS
             2013     19.81%        1.70%
             2012     21.09%        2.03%
             2011     -3.19%        2.41%
             2010      6.04%        2.45%
             2009     27.47%        2.33%
LVIP UBS LARGE CAP GROWTH RPM STANDARD CLASS
             2013     25.37%        0.00%
             2012     16.27%        0.00%
             2011     -5.78%        0.21%
             2010     10.79%        0.71%
             2009     37.83%        0.84%
LVIP VANGUARD DOMESTIC EQUITY ETF STANDARD CLASS
             2013     30.39%        4.33%
             2012     15.05%        2.56%
             2011     12.41%        0.71%
LVIP VANGUARD INTERNATIONAL EQUITY ETF STANDARD CLASS
             2013     14.63%        3.96%
             2012     18.64%        5.16%
             2011      1.32%        0.00%
M CAPITAL APPRECIATION
             2013     38.51%        0.00%
             2012     16.85%        0.34%
             2011     -7.69%        0.00%
             2010     26.37%        0.21%
             2009     47.86%        0.04%

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT R


                                    MINIMUM    MAXIMUM     MINIMUM    MAXIMUM                                  MINIMUM    MAXIMUM
                    COMMENCEMENT    FEE        FEE         UNIT       UNIT        UNITS                        TOTAL      TOTAL
SUBACCOUNT   YEAR   DATE(1)         RATE(2)    RATE(2)     VALUE(3)   VALUE(3)    OUTSTANDING      NET ASSETS  RETURN(4)  RETURN(4)
------------------------------------------------------------------------------------------------------------------------------------
M INTERNATIONAL EQUITY
             2013                      0.50%      0.80%      $  9.09    $ 23.84       101,245  $   1,865,489    15.40%      15.74%
             2012                      0.50%      0.80%         7.86      20.66        95,375      1,528,442    19.72%      20.08%
             2011                      0.50%      0.80%         6.55      17.26       108,081      1,374,512   -14.25%     -13.99%
             2010                      0.50%      0.80%         7.63      20.12        93,228      1,401,581     3.77%       4.09%
             2009                      0.50%      0.80%         7.34      19.39        84,915      1,259,527    24.28%      24.66%
M LARGE CAP GROWTH
             2013                      0.50%      0.80%        15.03      26.95        64,239      1,422,883    35.07%      35.47%
             2012                      0.50%      0.80%        11.10      19.95        60,839        999,329    18.36%      18.72%
             2011                      0.50%      0.80%         9.36      16.86        57,472        818,941    -1.59%      -1.30%
             2010                      0.50%      0.80%         9.49      17.13        55,155        804,498    22.08%      22.45%
             2009                      0.50%      0.80%         7.76      14.03        75,377        947,078    36.31%      36.72%
M LARGE CAP VALUE
             2013                      0.50%      0.60%        12.60      19.19        40,344        722,108    33.42%      33.55%
             2012                      0.50%      0.60%         9.44      14.38        45,503        612,157    16.59%      16.70%
             2011                      0.50%      0.60%         8.10      12.33        51,321        568,970    -4.69%      -4.59%
             2010                      0.50%      0.60%         8.50      12.94        50,033        586,217     8.62%       8.73%
             2009                      0.50%      0.60%         7.82      11.91        48,539        531,912    23.83%      23.96%
MFS VIT CORE EQUITY INITIAL CLASS
             2013                      0.60%      0.80%        18.45      22.68        75,618      1,453,304    33.53%      33.80%
             2012                      0.60%      0.80%        13.82      16.98        72,897      1,053,545    15.30%      15.53%
             2011                      0.60%      0.80%        11.98      14.73        64,128        809,902    -1.81%      -1.61%
             2010                      0.60%      0.80%        12.20      15.00        66,992        867,299    16.28%      16.51%
             2009                      0.60%      0.80%        10.50      12.90        50,706        580,465    31.38%      31.64%
MFS VIT GROWTH INITIAL CLASS
             2013                      0.10%      0.80%        10.66      28.15       732,376     10,986,197    35.76%      36.71%
             2012                      0.10%      0.80%         7.85      20.59       685,964      7,436,312    16.45%      17.27%
             2011                      0.10%      0.80%         6.74      17.64       698,904      6,423,476    -1.12%      -0.42%
             2010                      0.10%      0.80%         6.82      17.84       795,737      7,298,040    14.42%      14.65%
             2009                      0.60%      0.80%         5.96      15.59       806,070      6,505,627    36.58%      36.85%
MFS VIT TOTAL RETURN INITIAL CLASS
             2013                      0.10%      0.80%        12.78      22.15       904,634     17,572,435    18.10%      18.93%
             2012                      0.10%      0.80%        10.80      18.75       954,957     15,795,394    10.37%      11.15%
             2011                      0.10%      0.80%         9.76      16.99     1,038,449     15,646,699     0.96%       1.67%
             2010                      0.10%      0.80%         9.65      16.83     1,145,886     17,212,524     9.05%       9.38%
             2009                      0.50%      0.80%         8.83      15.43     1,182,987     16,549,287    17.09%      17.44%
MFS VIT UTILITIES INITIAL CLASS
             2013                      0.10%      0.80%        14.11      44.89       626,522     16,243,187    19.56%      20.40%
             2012                      0.10%      0.80%        11.78      37.55       615,652     13,766,941    12.58%      13.37%
             2011                      0.10%      0.80%        10.44      33.35       617,025     12,893,297     5.93%       6.68%
             2010                      0.10%      0.80%         9.83      31.48       616,817     12,318,015    12.90%      13.69%
             2009                      0.10%      0.80%         8.69      27.89       670,448     11,993,015    32.16%      32.55%
NB AMT LARGE CAP VALUE I CLASS
             2013                      0.80%      0.80%        17.12      18.31       107,258      1,924,724    30.09%      30.09%
             2012                      0.80%      0.80%        13.16      14.08       111,711      1,540,113    15.67%      15.67%
             2011                      0.80%      0.80%        11.37      12.17       112,334      1,338,622   -12.06%     -12.06%
             2010                      0.80%      0.80%        12.93      13.84       122,824      1,668,236    14.74%      14.74%
             2009                      0.80%      0.80%        11.27      12.06       130,659      1,542,861    54.83%      54.83%
NB AMT MID CAP GROWTH I CLASS
             2013                      0.50%      0.80%        14.02      28.94       962,593     16,087,067    31.56%      31.95%
             2012                      0.50%      0.80%        10.65      21.99       986,237     12,569,086    11.52%      11.85%
             2011                      0.50%      0.80%         9.55      19.72     1,024,478     11,746,694    -0.33%      -0.03%
             2010                      0.50%      0.80%         9.58      19.79     1,082,583     12,629,264    28.07%      28.45%
             2009                      0.50%      0.80%         7.48      15.45     1,130,900     10,272,522    30.55%      30.94%
NB AMT MID CAP INTRINSIC VALUE I CLASS
             2013                      0.50%      0.80%        15.50      27.07       156,390      3,795,543    35.96%      36.37%
             2012                      0.50%      0.80%        11.36      19.91       165,006      2,924,556    14.61%      14.95%
             2011                      0.50%      0.80%         9.89      17.37       164,695      2,549,969    -7.24%      -6.96%
             2010                      0.50%      0.80%        10.63      18.73       178,156      2,986,105    25.18%      25.56%
             2009                      0.50%      0.80%         8.46      14.96       214,905      2,870,568    45.39%      45.83%


                    INVESTMENT
                    INCOME
SUBACCOUNT   YEAR   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
M INTERNATIONAL EQUITY
             2013       2.45%
             2012       1.96%
             2011       3.36%
             2010       3.44%
             2009       2.36%
M LARGE CAP GROWTH
             2013       0.57%
             2012       0.05%
             2011       0.00%
             2010       0.34%
             2009       0.62%
M LARGE CAP VALUE
             2013       2.72%
             2012       0.81%
             2011       0.37%
             2010       0.76%
             2009       0.88%
MFS VIT CORE EQUITY INITIAL CLASS
             2013       1.01%
             2012       0.79%
             2011       0.97%
             2010       1.01%
             2009       1.66%
MFS VIT GROWTH INITIAL CLASS
             2013       0.24%
             2012       0.00%
             2011       0.19%
             2010       0.12%
             2009       0.32%
MFS VIT TOTAL RETURN INITIAL CLASS
             2013       1.78%
             2012       2.75%
             2011       2.60%
             2010       2.68%
             2009       3.58%
MFS VIT UTILITIES INITIAL CLASS
             2013       2.34%
             2012       6.75%
             2011       3.16%
             2010       3.22%
             2009       5.06%
NB AMT LARGE CAP VALUE I CLASS
             2013       1.17%
             2012       0.43%
             2011       0.00%
             2010       0.67%
             2009       2.50%
NB AMT MID CAP GROWTH I CLASS
             2013       0.00%
             2012       0.00%
             2011       0.00%
             2010       0.00%
             2009       0.00%
NB AMT MID CAP INTRINSIC VALUE I CLASS
             2013       1.21%
             2012       0.64%
             2011       0.63%
             2010       0.70%
             2009       1.79%

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT R


                                         MINIMUM    MAXIMUM     MINIMUM    MAXIMUM                                  MINIMUM
                    COMMENCEMENT         FEE        FEE         UNIT       UNIT        UNITS                        TOTAL
SUBACCOUNT   YEAR   DATE(1)              RATE(2)    RATE(2)     VALUE(3)   VALUE(3)    OUTSTANDING      NET ASSETS  RETURN(4)
------------------------------------------------------------------------------------------------------------------------------------
PIMCO VIT COMMODITYREALRETURN STRATEGY ADMINISTRATIVE CLASS
             2013                           0.10%      0.80%      $ 12.59    $ 13.01       358,138  $   4,554,148   -15.38%
             2012                           0.10%      0.80%        14.88      15.27       257,164      3,872,910     4.55%
             2011                           0.10%      0.80%        14.24      14.50       218,134      3,126,656    -8.30%
             2010                           0.10%      0.80%        15.52      15.70       135,686      2,114,205    23.53%
             2009                6/8/09     0.10%      0.80%        12.57      12.62        38,706        487,139    13.28%
PREMIER VIT OPCAP MANAGED CLASS I
             2009                           0.80%      0.80%        11.46      11.46        35,244        403,742    23.71%
PUTNAM VT GLOBAL HEALTH CARE CLASS IB
             2013                           0.80%      0.80%        19.61      23.47        79,887      1,610,658    40.54%
             2012                           0.80%      0.80%        13.96      16.70        64,818        923,364    21.29%
             2011                           0.80%      0.80%        11.51      13.77        32,072        382,452    -1.97%
             2010                           0.80%      0.80%        11.74      14.05        29,796        363,292     1.65%
             2009                           0.80%      0.80%        11.55      13.82        32,861        393,684    25.00%
PUTNAM VT GROWTH & INCOME CLASS IB
             2013                           0.80%      0.80%        17.06      19.46        83,074      1,439,827    34.60%
             2012                           0.80%      0.80%        12.68      14.46        79,285      1,020,660    18.19%
             2011                           0.80%      0.80%        10.73      12.24        68,817        750,288    -5.40%
             2010                           0.80%      0.80%        11.34      12.93        67,399        775,888    13.47%
             2009                           0.80%      0.80%         9.99      11.40        68,422        692,959    28.78%


                    MAXIMUM     INVESTMENT
                    TOTAL       INCOME
SUBACCOUNT   YEAR   RETURN(4)   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
PIMCO VIT COMMODITYREALRETURN STRATEGY ADMINISTRATIVE CLASS
             2013    -14.79%        1.66%
             2012      5.29%        2.85%
             2011     -7.65%       13.51%
             2010     24.40%       16.04%
             2009     26.15%        8.13%
PREMIER VIT OPCAP MANAGED CLASS I
             2009     23.71%        2.44%
PUTNAM VT GLOBAL HEALTH CARE CLASS IB
             2013     40.54%        0.99%
             2012     21.29%        1.38%
             2011     -1.97%        0.78%
             2010      1.65%        2.03%
             2009     25.00%        0.00%
PUTNAM VT GROWTH & INCOME CLASS IB
             2013     34.60%        1.59%
             2012     18.19%        1.53%
             2011     -5.40%        1.24%
             2010     13.47%        1.56%
             2009     28.78%        2.61%


(1) Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received.
(2) These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.
(3) As the unit value is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.
(4) These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.
(5) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT R

4. PURCHASES AND SALES OF INVESTMENTS



The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2013:


                                                                                                        AGGREGATE       AGGREGATE
                                                                                                        COST OF         PROCEEDS
SUBACCOUNT                                                                                              PURCHASES       FROM SALES
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class A                                                                 $      220,418  $      460,263
ABVPSF Growth and Income Class A                                                                             775,702       1,167,855
ABVPSF International Value Class A                                                                           332,130         611,008
ABVPSF Large Cap Growth Class A                                                                               76,168         134,145
ABVPSF Small/Mid Cap Value Class A                                                                         3,263,885       2,056,110
American Century VP Inflation Protection Class I                                                           2,468,440       1,860,449
American Funds Global Growth Class 2                                                                       2,306,406         954,718
American Funds Global Small Capitalization Class 2                                                         1,114,876       1,168,940
American Funds Growth Class 2                                                                              3,028,680       3,836,376
American Funds Growth-Income Class 2                                                                       3,957,015       3,150,816
American Funds International Class 2                                                                       5,223,314       3,513,576
BlackRock Global Allocation V.I. Class I                                                                  17,463,254       1,941,668
Delaware VIP Diversified Income Standard Class                                                             7,424,685       4,704,323
Delaware VIP Emerging Markets Standard Class                                                               4,894,413       2,042,719
Delaware VIP High Yield Standard Class                                                                     5,211,536       2,875,622
Delaware VIP Limited-Term Diversified Income Standard Class                                                1,945,864       1,032,271
Delaware VIP REIT Standard Class                                                                           3,872,547       1,226,637
Delaware VIP Small Cap Value Standard Class                                                                2,810,838       3,247,090
Delaware VIP Smid Cap Growth Standard Class                                                                3,884,754       1,803,378
Delaware VIP U.S. Growth Standard Class                                                                    1,792,525         447,647
Delaware VIP Value Standard Class                                                                          3,154,615       1,474,617
DWS Alternative Asset Allocation VIP Class A                                                                 445,380         124,026
DWS Equity 500 Index VIP Class A                                                                           4,974,150       5,401,644
DWS Small Cap Index VIP Class A                                                                            1,103,333         738,552
Fidelity VIP Asset Manager Initial Class                                                                     125,326         106,618
Fidelity VIP Contrafund Service Class                                                                      7,883,459       5,850,522
Fidelity VIP Equity-Income Initial Class                                                                     273,683         289,891
Fidelity VIP Equity-Income Service Class                                                                     251,064         195,451
Fidelity VIP Growth Service Class                                                                          1,459,066         715,008
Fidelity VIP Growth Opportunities Service Class                                                              144,158         177,876
Fidelity VIP High Income Service Class                                                                       280,734         162,531
Fidelity VIP Investment Grade Bond Initial Class                                                             332,035         728,809
Fidelity VIP Mid Cap Service Class                                                                         2,753,272         793,618
Fidelity VIP Overseas Service Class                                                                          535,914         623,682
FTVIPT Franklin Income Securities Class 1                                                                  5,413,075       1,452,679
FTVIPT Franklin Small-Mid Cap Growth Securities Class 1                                                      565,984         540,836
FTVIPT Mutual Shares Securities Class 1                                                                      724,395         370,458
FTVIPT Templeton Foreign Securities Class 1                                                                  181,927         671,784
FTVIPT Templeton Foreign Securities Class 2                                                                  588,144         583,739
FTVIPT Templeton Global Bond Securities Class 1                                                            1,099,735       1,511,294
FTVIPT Templeton Growth Securities Class 1                                                                   203,844         402,161
FTVIPT Templeton Growth Securities Class 2                                                                   141,996         244,894
Invesco V.I. American Franchise Series I                                                                     470,759       1,346,164
Invesco V.I. Core Equity Series I                                                                            460,104       1,411,131
Invesco V.I. Diversified Income Series I                                                                     107,895          86,758
Invesco V.I. International Growth Series I                                                                   537,441       1,254,996
Janus Aspen Balanced Institutional Class                                                                   1,306,403         854,313
Janus Aspen Balanced Service Class                                                                           210,271         187,274
Janus Aspen Enterprise Service Class                                                                          75,370         255,427
Janus Aspen Global Research Institutional Class                                                              314,864         704,191
Janus Aspen Global Research Service Class                                                                     48,925         197,715
Janus Aspen Global Technology Service Class                                                                  184,763         304,788
LVIP Baron Growth Opportunities Standard Class                                                               262,134          51,669
LVIP Baron Growth Opportunities Service Class                                                              2,826,892         765,780
LVIP BlackRock Emerging Markets RPM Standard Class                                                           251,804           1,575
LVIP BlackRock Equity Dividend RPM Standard Class                                                          6,430,096       2,132,843
LVIP BlackRock Inflation Protected Bond Standard Class                                                     1,981,835         738,062
LVIP Capital Growth Standard Class                                                                           423,827         218,271

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT R


                                                                                                        AGGREGATE       AGGREGATE
                                                                                                        COST OF         PROCEEDS
SUBACCOUNT                                                                                              PURCHASES       FROM SALES
------------------------------------------------------------------------------------------------------------------------------------
LVIP Clarion Global Real Estate Standard Class                                                        $      822,597  $      357,911
LVIP Columbia Small-Mid Cap Growth RPM Standard Class                                                      1,943,807          97,464
LVIP Delaware Bond Standard Class                                                                          5,911,469       9,555,628
LVIP Delaware Diversified Floating Rate Standard Class                                                     3,212,954         813,538
LVIP Delaware Foundation Aggressive Allocation Standard Class                                                439,620         124,924
LVIP Delaware Growth and Income Standard Class                                                                74,780         232,333
LVIP Delaware Social Awareness Standard Class                                                                266,919         111,538
LVIP Delaware Special Opportunities Standard Class                                                           690,316         156,391
LVIP Dimensional Non-U.S. Equity RPM Standard Class                                                          806,976         106,428
LVIP Dimensional U.S. Equity RPM Standard Class                                                            1,540,600         420,797
LVIP Dimensional/Vanguard Total Bond Standard Class                                                        1,324,685       3,492,640
LVIP Global Income Standard Class                                                                          1,237,791       1,838,016
LVIP JPMorgan High Yield Standard Class                                                                    1,929,007         355,214
LVIP JPMorgan Mid Cap Value RPM Standard Class                                                             1,062,553         379,014
LVIP Managed Risk Profile 2010 Standard Class                                                                 28,158          59,767
LVIP Managed Risk Profile 2020 Standard Class                                                                 50,354          66,867
LVIP Managed Risk Profile 2030 Standard Class                                                                412,240          74,006
LVIP Managed Risk Profile 2040 Standard Class                                                                 69,221         171,166
LVIP Managed Risk Profile Conservative Standard Class                                                      1,966,797       1,662,702
LVIP Managed Risk Profile Growth Standard Class                                                            5,293,171       1,781,755
LVIP Managed Risk Profile Moderate Standard Class                                                         12,584,421       2,531,500
LVIP MFS International Growth Standard Class                                                               2,815,875       1,550,838
LVIP MFS Value Standard Class                                                                              2,479,196         773,135
LVIP Mid-Cap Value Standard Class                                                                          1,172,595         136,253
LVIP Mondrian International Value Standard Class                                                           1,644,071         786,232
LVIP Money Market Standard Class                                                                          71,601,547      72,389,605
LVIP SSgA Bond Index Standard Class                                                                        2,164,845         727,268
LVIP SSgA Conservative Index Allocation Standard Class                                                     2,591,593          32,173
LVIP SSgA Conservative Structured Allocation Standard Class                                                1,360,209           5,930
LVIP SSgA Developed International 150 Standard Class                                                         444,144          36,193
LVIP SSgA Emerging Markets 100 Standard Class                                                              2,060,036         736,911
LVIP SSgA Global Tactical Allocation RPM Standard Class                                                    1,806,924       2,685,408
LVIP SSgA International Index Standard Class                                                               4,186,295       1,827,328
LVIP SSgA Large Cap 100 Standard Class                                                                       486,554         349,594
LVIP SSgA Moderate Index Allocation Standard Class                                                         3,691,220          97,101
LVIP SSgA Moderate Structured Allocation Standard Class                                                    5,310,178         472,858
LVIP SSgA Moderately Aggressive Index Allocation Standard Class                                            2,439,976         547,321
LVIP SSgA Moderately Aggressive Structured Allocation Standard Class                                       1,673,276         161,544
LVIP SSgA S&P 500 Index Standard Class                                                                    13,221,471       2,100,763
LVIP SSgA Small-Cap Index Standard Class                                                                   2,018,160         538,032
LVIP SSgA Small-Mid Cap 200 Standard Class                                                                 2,001,021         135,715
LVIP T. Rowe Price Growth Stock Standard Class                                                               858,570         476,958
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class                                                1,388,925         271,012
LVIP Templeton Growth RPM Standard Class                                                                     601,088         100,215
LVIP UBS Large Cap Growth RPM Standard Class                                                                 441,616         786,033
LVIP Vanguard Domestic Equity ETF Standard Class                                                           2,162,482         101,118
LVIP Vanguard International Equity ETF Standard Class                                                      1,775,014         483,747
M Capital Appreciation                                                                                       222,734         162,469
M International Equity                                                                                       257,316         141,316
M Large Cap Growth                                                                                           186,362          66,614
M Large Cap Value                                                                                             93,238          98,940
MFS VIT Core Equity Initial Class                                                                            122,820          92,099
MFS VIT Growth Initial Class                                                                               2,053,482       1,232,217
MFS VIT Total Return Initial Class                                                                         1,023,147       1,858,919
MFS VIT Utilities Initial Class                                                                            1,819,383       1,498,160
NB AMT Large Cap Value I Class                                                                               128,440         182,149
NB AMT Mid Cap Growth I Class                                                                                443,708         955,323
NB AMT Mid Cap Intrinsic Value I Class                                                                       182,792         308,364
PIMCO VIT CommodityRealReturn Strategy Administrative Class                                                2,307,018         944,161
Putnam VT Global Health Care Class IB                                                                        454,593         166,497
Putnam VT Growth & Income Class IB                                                                           145,880          85,372

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT R

5. INVESTMENTS



The following is a summary of investments owned at December 31, 2013:


                                                                                              NET
                                                                                   SHARES     ASSET    FAIR VALUE
SUBACCOUNT                                                                         OWNED      VALUE    OF SHARES      COST OF SHARES
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class A                                                49,793  $ 20.75  $   1,033,199  $     822,531
ABVPSF Growth and Income Class A                                                    328,436    27.80      9,130,515      6,822,928
ABVPSF International Value Class A                                                  191,375    14.99      2,868,716      2,927,939
ABVPSF Large Cap Growth Class A                                                      50,381    42.78      2,155,320      1,291,193
ABVPSF Small/Mid Cap Value Class A                                                  624,332    22.89     14,290,950     10,705,691
American Century VP Inflation Protection Class I                                    887,936    10.48      9,305,571      9,753,408
American Funds Global Growth Class 2                                                494,448    29.92     14,793,878     10,608,010
American Funds Global Small Capitalization Class 2                                  542,154    25.25     13,689,379     10,421,451
American Funds Growth Class 2                                                       814,672    77.94     63,495,527     42,552,666
American Funds Growth-Income Class 2                                              1,034,862    50.40     52,157,033     35,977,278
American Funds International Class 2                                              1,464,190    21.15     30,967,612     25,741,014
BlackRock Global Allocation V.I. Class I                                          1,659,634    17.61     29,226,155     27,478,210
Delaware VIP Diversified Income Standard Class                                    1,935,581    10.53     20,381,673     20,468,695
Delaware VIP Emerging Markets Standard Class                                      1,030,451    21.47     22,123,772     19,401,074
Delaware VIP High Yield Standard Class                                            3,102,268     6.19     19,203,040     17,676,894
Delaware VIP Limited-Term Diversified Income Standard Class                         366,251     9.86      3,611,231      3,642,804
Delaware VIP REIT Standard Class                                                  1,156,100    12.14     14,035,052     13,440,162
Delaware VIP Small Cap Value Standard Class                                         613,869    41.72     25,610,606     17,418,391
Delaware VIP Smid Cap Growth Standard Class                                         650,072    32.39     21,055,823     14,554,064
Delaware VIP U.S. Growth Standard Class                                             401,828    13.14      5,280,018      3,864,626
Delaware VIP Value Standard Class                                                   756,437    26.09     19,735,428     14,235,568
DWS Alternative Asset Allocation VIP Class A                                         79,388    13.75      1,091,586      1,065,266
DWS Equity 500 Index VIP Class A                                                  2,707,553    19.01     51,470,586     34,669,483
DWS Small Cap Index VIP Class A                                                     434,732    17.69      7,690,407      5,353,016
Fidelity VIP Asset Manager Initial Class                                             55,669    17.24        959,729        817,608
Fidelity VIP Contrafund Service Class                                             1,346,087    34.24     46,090,032     34,269,802
Fidelity VIP Equity-Income Initial Class                                            103,601    23.29      2,412,864      2,221,228
Fidelity VIP Equity-Income Service Class                                             96,657    23.20      2,242,441      2,073,857
Fidelity VIP Growth Service Class                                                   182,908    57.00     10,425,749      6,576,031
Fidelity VIP Growth Opportunities Service Class                                      64,236    29.91      1,921,309      1,149,222
Fidelity VIP High Income Service Class                                              413,548     5.77      2,386,171      2,336,338
Fidelity VIP Investment Grade Bond Initial Class                                    227,215    12.36      2,808,379      2,900,974
Fidelity VIP Mid Cap Service Class                                                  209,963    36.16      7,592,245      6,601,628
Fidelity VIP Overseas Service Class                                                 206,131    20.56      4,238,049      3,574,326
FTVIPT Franklin Income Securities Class 1                                           596,093    16.52      9,847,457      9,035,279
FTVIPT Franklin Small-Mid Cap Growth Securities Class 1                             196,593    28.38      5,579,300      3,838,551
FTVIPT Mutual Shares Securities Class 1                                             180,795    21.92      3,963,016      3,148,946
FTVIPT Templeton Foreign Securities Class 1                                         167,487    17.56      2,941,071      2,460,801
FTVIPT Templeton Foreign Securities Class 2                                         305,472    17.24      5,266,346      4,229,580
FTVIPT Templeton Global Bond Securities Class 1                                     328,778    19.15      6,296,098      6,111,626
FTVIPT Templeton Growth Securities Class 1                                          274,812    15.47      4,251,336      3,405,205
FTVIPT Templeton Growth Securities Class 2                                          109,882    15.23      1,673,497      1,244,467
Invesco V.I. American Franchise Series I                                            211,508    50.63     10,708,651      7,904,301
Invesco V.I. Core Equity Series I                                                   387,729    38.43     14,900,436      9,966,042
Invesco V.I. Diversified Income Series I                                             95,757     6.23        596,565        639,516
Invesco V.I. International Growth Series I                                          183,057    35.32      6,465,579      4,548,598
Janus Aspen Balanced Institutional Class                                            353,632    30.27     10,704,456      9,168,843
Janus Aspen Balanced Service Class                                                   75,496    31.72      2,394,735      2,052,171
Janus Aspen Enterprise Service Class                                                 37,132    56.80      2,109,077      1,134,174
Janus Aspen Global Research Institutional Class                                     213,757    38.99      8,334,386      6,074,390
Janus Aspen Global Research Service Class                                            52,329    38.40      2,009,422      1,357,558
Janus Aspen Global Technology Service Class                                         528,211     8.34      4,405,279      2,443,412
LVIP Baron Growth Opportunities Standard Class                                       10,122    45.94        465,014        373,832
LVIP Baron Growth Opportunities Service Class                                       206,601    45.20      9,338,595      6,700,219
LVIP BlackRock Emerging Markets RPM Standard Class                                   25,035     9.95        249,201        250,259
LVIP BlackRock Equity Dividend RPM Standard Class                                   500,529    17.46      8,736,743      7,775,562
LVIP BlackRock Inflation Protected Bond Standard Class                              275,048    10.19      2,802,469      3,019,173
LVIP Capital Growth Standard Class                                                   31,171    37.74      1,176,329        834,891

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT R


                                                                                              NET
                                                                                   SHARES     ASSET    FAIR VALUE
SUBACCOUNT                                                                         OWNED      VALUE    OF SHARES      COST OF SHARES
------------------------------------------------------------------------------------------------------------------------------------
LVIP Clarion Global Real Estate Standard Class                                      292,275  $  8.78  $   2,565,589  $   2,194,865
LVIP Columbia Small-Mid Cap Growth RPM Standard Class                               228,684    13.64      3,118,339      2,666,837
LVIP Delaware Bond Standard Class                                                 3,356,520    13.47     45,198,905     45,304,204
LVIP Delaware Diversified Floating Rate Standard Class                              338,004    10.14      3,426,350      3,426,219
LVIP Delaware Foundation Aggressive Allocation Standard Class                       230,474    15.63      3,602,070      2,982,461
LVIP Delaware Growth and Income Standard Class                                       20,503    42.18        864,860        638,296
LVIP Delaware Social Awareness Standard Class                                        27,722    42.84      1,187,641        911,756
LVIP Delaware Special Opportunities Standard Class                                   35,220    41.37      1,457,121      1,284,198
LVIP Dimensional Non-U.S. Equity RPM Standard Class                                 111,422    10.39      1,157,783      1,056,888
LVIP Dimensional U.S. Equity RPM Standard Class                                     145,321    13.65      1,983,489      1,709,482
LVIP Dimensional/Vanguard Total Bond Standard Class                                 154,816    10.22      1,582,836      1,626,731
LVIP Global Income Standard Class                                                   197,762    11.42      2,258,443      2,304,678
LVIP JPMorgan High Yield Standard Class                                             241,842    11.30      2,733,787      2,719,655
LVIP JPMorgan Mid Cap Value RPM Standard Class                                      112,843    14.56      1,643,448      1,380,062
LVIP Managed Risk Profile 2010 Standard Class                                        53,175    12.11        643,688        501,467
LVIP Managed Risk Profile 2020 Standard Class                                        82,805    11.83        979,506        783,728
LVIP Managed Risk Profile 2030 Standard Class                                       147,141    11.93      1,755,986      1,447,294
LVIP Managed Risk Profile 2040 Standard Class                                        91,173    11.52      1,050,582        786,496
LVIP Managed Risk Profile Conservative Standard Class                               399,479    13.62      5,442,108      4,876,707
LVIP Managed Risk Profile Growth Standard Class                                   1,660,002    13.29     22,061,423     19,397,421
LVIP Managed Risk Profile Moderate Standard Class                                 2,304,721    13.82     31,839,716     28,284,943
LVIP MFS International Growth Standard Class                                        188,496    14.58      2,748,270      2,499,446
LVIP MFS Value Standard Class                                                       224,445    34.53      7,749,171      5,720,979
LVIP Mid-Cap Value Standard Class                                                   110,374    21.27      2,347,992      1,743,479
LVIP Mondrian International Value Standard Class                                    529,426    18.13      9,599,020      8,777,687
LVIP Money Market Standard Class                                                  5,252,340    10.00     52,523,396     52,523,391
LVIP SSgA Bond Index Standard Class                                                 245,598    11.01      2,704,526      2,768,948
LVIP SSgA Conservative Index Allocation Standard Class                              224,831    12.00      2,697,073      2,642,813
LVIP SSgA Conservative Structured Allocation Standard Class                         117,980    11.68      1,378,244      1,357,134
LVIP SSgA Developed International 150 Standard Class                                 76,825     9.49        729,145        663,072
LVIP SSgA Emerging Markets 100 Standard Class                                       346,123     9.92      3,432,499      3,614,565
LVIP SSgA Global Tactical Allocation RPM Standard Class                             440,270    11.78      5,188,136      4,907,834
LVIP SSgA International Index Standard Class                                        383,763     9.46      3,629,635      3,261,516
LVIP SSgA Large Cap 100 Standard Class                                               54,374    14.47        786,791        687,199
LVIP SSgA Moderate Index Allocation Standard Class                                  340,209    12.91      4,390,397      4,198,879
LVIP SSgA Moderate Structured Allocation Standard Class                             508,818    12.43      6,322,567      6,167,347
LVIP SSgA Moderately Aggressive Index Allocation Standard Class                     439,256    13.19      5,794,663      5,204,402
LVIP SSgA Moderately Aggressive Structured Allocation Standard Class                203,602    12.80      2,606,714      2,398,508
LVIP SSgA S&P 500 Index Standard Class                                            1,575,407    13.26     20,888,325     17,487,937
LVIP SSgA Small-Cap Index Standard Class                                            142,502    26.72      3,807,933      2,956,832
LVIP SSgA Small-Mid Cap 200 Standard Class                                          159,343    15.39      2,452,933      2,281,389
LVIP T. Rowe Price Growth Stock Standard Class                                       91,943    28.68      2,637,017      1,844,631
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class                         183,621    20.94      3,845,570      2,806,450
LVIP Templeton Growth RPM Standard Class                                             41,988    34.02      1,428,466      1,191,115
LVIP UBS Large Cap Growth RPM Standard Class                                        127,736    29.56      3,775,226      2,680,440
LVIP Vanguard Domestic Equity ETF Standard Class                                    165,336    13.42      2,218,968      2,103,896
LVIP Vanguard International Equity ETF Standard Class                               190,827    10.27      1,960,172      1,887,815
M Capital Appreciation                                                               49,208    29.71      1,461,962      1,145,174
M International Equity                                                              141,865    13.15      1,865,525      1,888,018
M Large Cap Growth                                                                   57,515    24.74      1,422,909        953,635
M Large Cap Value                                                                    52,442    13.77        722,119        535,799
MFS VIT Core Equity Initial Class                                                    61,621    23.56      1,451,799        874,790
MFS VIT Growth Initial Class                                                        281,061    39.07     10,981,036      6,845,838
MFS VIT Total Return Initial Class                                                  749,693    23.44     17,572,799     14,187,929
MFS VIT Utilities Initial Class                                                     509,664    31.88     16,248,083     12,561,706
NB AMT Large Cap Value I Class                                                      128,919    15.04      1,938,946      1,707,676
NB AMT Mid Cap Growth I Class                                                       391,691    41.07     16,086,752      7,884,794
NB AMT Mid Cap Intrinsic Value I Class                                              231,688    16.38      3,795,042      3,054,597
PIMCO VIT CommodityRealReturn Strategy Administrative Class                         761,574     5.98      4,554,210      5,538,118
Putnam VT Global Health Care Class IB                                                92,145    17.48      1,610,693      1,203,643
Putnam VT Growth & Income Class IB                                                   60,220    23.91      1,439,858      1,044,905

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT R

6. CHANGES IN UNITS OUTSTANDING



The change in units outstanding for the year ended December 31, 2013, is as follows:


                                                                                                UNITS      UNITS        NET INCREASE
SUBACCOUNT                                                                                      ISSUED     REDEEMED     (DECREASE)
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class A                                                              16,991     (37,650)     (20,659)
ABVPSF Growth and Income Class A                                                                   40,924     (73,109)     (32,185)
ABVPSF International Value Class A                                                                 22,437     (73,700)     (51,263)
ABVPSF Large Cap Growth Class A                                                                     5,125      (7,559)      (2,434)
ABVPSF Small/Mid Cap Value Class A                                                                166,988     (89,684)      77,304
American Century VP Inflation Protection Class I                                                  134,518    (123,536)      10,982
American Funds Global Growth Class 2                                                              149,196     (51,220)      97,976
American Funds Global Small Capitalization Class 2                                                 77,838     (64,514)      13,324
American Funds Growth Class 2                                                                     191,485    (242,206)     (50,721)
American Funds Growth-Income Class 2                                                              257,565    (185,254)      72,311
American Funds International Class 2                                                              373,649    (187,227)     186,422
BlackRock Global Allocation V.I. Class I                                                        1,156,662    (129,309)   1,027,353
Delaware VIP Diversified Income Standard Class                                                    459,582    (289,880)     169,702
Delaware VIP Emerging Markets Standard Class                                                      318,908    (103,414)     215,494
Delaware VIP High Yield Standard Class                                                            178,572    (118,177)      60,395
Delaware VIP Limited-Term Diversified Income Standard Class                                       156,420     (80,436)      75,984
Delaware VIP REIT Standard Class                                                                  168,065     (45,288)     122,777
Delaware VIP Small Cap Value Standard Class                                                       101,085    (109,333)      (8,248)
Delaware VIP Smid Cap Growth Standard Class                                                       180,550     (90,402)      90,148
Delaware VIP U.S. Growth Standard Class                                                           101,922     (24,585)      77,337
Delaware VIP Value Standard Class                                                                 187,885     (79,958)     107,927
DWS Alternative Asset Allocation VIP Class A                                                       31,916      (8,985)      22,931
DWS Equity 500 Index VIP Class A                                                                  222,926    (345,912)    (122,986)
DWS Small Cap Index VIP Class A                                                                    40,257     (34,266)       5,991
Fidelity VIP Asset Manager Initial Class                                                            6,310      (5,756)         554
Fidelity VIP Contrafund Service Class                                                             569,053    (348,086)     220,967
Fidelity VIP Equity-Income Initial Class                                                            3,890     (14,797)     (10,907)
Fidelity VIP Equity-Income Service Class                                                            3,660     (10,343)      (6,683)
Fidelity VIP Growth Service Class                                                                 118,039     (56,854)      61,185
Fidelity VIP Growth Opportunities Service Class                                                    12,514     (14,929)      (2,415)
Fidelity VIP High Income Service Class                                                              9,299      (9,288)          11
Fidelity VIP Investment Grade Bond Initial Class                                                   11,655     (34,906)     (23,251)
Fidelity VIP Mid Cap Service Class                                                                120,440     (46,642)      73,798
Fidelity VIP Overseas Service Class                                                                30,059     (41,618)     (11,559)
FTVIPT Franklin Income Securities Class 1                                                         392,394     (87,838)     304,556
FTVIPT Franklin Small-Mid Cap Growth Securities Class 1                                            14,804     (28,538)     (13,734)
FTVIPT Mutual Shares Securities Class 1                                                            49,364     (28,286)      21,078
FTVIPT Templeton Foreign Securities Class 1                                                         6,386     (36,748)     (30,362)
FTVIPT Templeton Foreign Securities Class 2                                                        31,495     (34,681)      (3,186)
FTVIPT Templeton Global Bond Securities Class 1                                                    38,302     (75,138)     (36,836)
FTVIPT Templeton Growth Securities Class 1                                                          5,843     (24,002)     (18,159)
FTVIPT Templeton Growth Securities Class 2                                                          5,595     (12,493)      (6,898)
Invesco V.I. American Franchise Series I                                                           79,700    (169,771)     (90,071)
Invesco V.I. Core Equity Series I                                                                  27,387    (108,829)     (81,442)
Invesco V.I. Diversified Income Series I                                                            5,752      (5,368)         384
Invesco V.I. International Growth Series I                                                         30,686     (74,572)     (43,886)
Janus Aspen Balanced Institutional Class                                                           32,003     (42,884)     (10,881)
Janus Aspen Balanced Service Class                                                                  3,156      (8,594)      (5,438)
Janus Aspen Enterprise Service Class                                                                2,448     (10,695)      (8,247)
Janus Aspen Global Research Institutional Class                                                    34,163     (77,812)     (43,649)
Janus Aspen Global Research Service Class                                                           2,231     (13,768)     (11,537)
Janus Aspen Global Technology Service Class                                                        30,237     (42,151)     (11,914)
LVIP Baron Growth Opportunities Standard Class                                                     11,531      (2,463)       9,068
LVIP Baron Growth Opportunities Service Class                                                     128,787     (36,825)      91,962
LVIP BlackRock Emerging Markets RPM Standard Class                                                 25,910        (158)      25,752
LVIP BlackRock Equity Dividend RPM Standard Class                                                 600,061    (193,363)     406,698
LVIP BlackRock Inflation Protected Bond Standard Class                                            165,804     (62,201)     103,603
LVIP Capital Growth Standard Class                                                                 31,327     (16,960)      14,367
LVIP Clarion Global Real Estate Standard Class                                                     89,452     (39,177)      50,275

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT R


                                                                                               UNITS       UNITS        NET INCREASE
SUBACCOUNT                                                                                     ISSUED      REDEEMED     (DECREASE)
------------------------------------------------------------------------------------------------------------------------------------
LVIP Columbia Small-Mid Cap Growth RPM Standard Class                                            167,561       (7,889)     159,672
LVIP Delaware Bond Standard Class                                                                292,517     (560,062)    (267,545)
LVIP Delaware Diversified Floating Rate Standard Class                                           307,212      (77,530)     229,682
LVIP Delaware Foundation Aggressive Allocation Standard Class                                     25,084       (7,032)      18,052
LVIP Delaware Growth and Income Standard Class                                                     2,710      (15,719)     (13,009)
LVIP Delaware Social Awareness Standard Class                                                     16,042       (6,480)       9,562
LVIP Delaware Special Opportunities Standard Class                                                47,655      (12,457)      35,198
LVIP Dimensional Non-U.S. Equity RPM Standard Class                                               75,186       (9,848)      65,338
LVIP Dimensional U.S. Equity RPM Standard Class                                                  121,670      (32,374)      89,296
LVIP Dimensional/Vanguard Total Bond Standard Class                                              123,301     (327,792)    (204,491)
LVIP Global Income Standard Class                                                                110,371     (150,715)     (40,344)
LVIP JPMorgan High Yield Standard Class                                                          147,766      (27,099)     120,667
LVIP JPMorgan Mid Cap Value RPM Standard Class                                                    78,547      (31,018)      47,529
LVIP Managed Risk Profile 2010 Standard Class                                                      1,690       (4,520)      (2,830)
LVIP Managed Risk Profile 2020 Standard Class                                                      3,304       (5,216)      (1,912)
LVIP Managed Risk Profile 2030 Standard Class                                                     34,237       (5,707)      28,530
LVIP Managed Risk Profile 2040 Standard Class                                                      5,441      (15,460)     (10,019)
LVIP Managed Risk Profile Conservative Standard Class                                            123,530     (104,388)      19,142
LVIP Managed Risk Profile Growth Standard Class                                                  409,670     (129,833)     279,837
LVIP Managed Risk Profile Moderate Standard Class                                                918,598     (181,277)     737,321
LVIP MFS International Growth Standard Class                                                     282,695     (153,589)     129,106
LVIP MFS Value Standard Class                                                                    178,904      (59,672)     119,232
LVIP Mid-Cap Value Standard Class                                                                 99,640       (9,830)      89,810
LVIP Mondrian International Value Standard Class                                                 100,361      (46,787)      53,574
LVIP Money Market Standard Class                                                               7,230,806   (6,574,630)     656,176
LVIP SSgA Bond Index Standard Class                                                              174,747      (59,817)     114,930
LVIP SSgA Conservative Index Allocation Standard Class                                           213,308       (2,049)     211,259
LVIP SSgA Conservative Structured Allocation Standard Class                                      113,261         (190)     113,071
LVIP SSgA Developed International 150 Standard Class                                              52,962       (2,870)      50,092
LVIP SSgA Emerging Markets 100 Standard Class                                                    157,917      (51,772)     106,145
LVIP SSgA Global Tactical Allocation RPM Standard Class                                          149,512     (195,685)     (46,173)
LVIP SSgA International Index Standard Class                                                     448,871     (213,953)     234,918
LVIP SSgA Large Cap 100 Standard Class                                                            38,831      (27,460)      11,371
LVIP SSgA Moderate Index Allocation Standard Class                                               326,944       (7,131)     319,813
LVIP SSgA Moderate Structured Allocation Standard Class                                          466,001      (38,508)     427,493
LVIP SSgA Moderately Aggressive Index Allocation Standard Class                                  197,992      (43,040)     154,952
LVIP SSgA Moderately Aggressive Structured Allocation Standard Class                             126,903      (12,050)     114,853
LVIP SSgA S&P 500 Index Standard Class                                                         1,008,806     (171,949)     836,857
LVIP SSgA Small-Cap Index Standard Class                                                         161,898      (40,353)     121,545
LVIP SSgA Small-Mid Cap 200 Standard Class                                                       114,817       (7,173)     107,644
LVIP T. Rowe Price Growth Stock Standard Class                                                    59,937      (36,181)      23,756
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class                                       77,927      (13,484)      64,443
LVIP Templeton Growth RPM Standard Class                                                          50,992       (8,187)      42,805
LVIP UBS Large Cap Growth RPM Standard Class                                                      33,252      (61,182)     (27,930)
LVIP Vanguard Domestic Equity ETF Standard Class                                                 190,190       (8,221)     181,969
LVIP Vanguard International Equity ETF Standard Class                                            163,274      (47,204)     116,070
M Capital Appreciation                                                                             4,688       (6,327)      (1,639)
M International Equity                                                                            15,012       (9,142)       5,870
M Large Cap Growth                                                                                 6,653       (3,253)       3,400
M Large Cap Value                                                                                  1,351       (6,510)      (5,159)
MFS VIT Core Equity Initial Class                                                                  7,610       (4,889)       2,721
MFS VIT Growth Initial Class                                                                     130,017      (83,605)      46,412
MFS VIT Total Return Initial Class                                                                49,588      (99,911)     (50,323)
MFS VIT Utilities Initial Class                                                                   66,012      (55,142)      10,870
NB AMT Large Cap Value I Class                                                                     6,943      (11,396)      (4,453)
NB AMT Mid Cap Growth I Class                                                                     36,687      (60,331)     (23,644)
NB AMT Mid Cap Intrinsic Value I Class                                                             6,445      (15,061)      (8,616)
PIMCO VIT CommodityRealReturn Strategy Administrative Class                                      169,537      (68,563)     100,974
Putnam VT Global Health Care Class IB                                                             23,051       (7,982)      15,069
Putnam VT Growth & Income Class IB                                                                 8,654       (4,865)       3,789

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT R

The change in units outstanding for the year ended December 31, 2012, is as follows:


                                                                                               UNITS      UNITS         NET INCREASE
SUBACCOUNT                                                                                     ISSUED     REDEEMED      (DECREASE)
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class A                                                             9,706      (12,691)       (2,985)
ABVPSF Growth and Income Class A                                                                 32,917      (71,687)      (38,770)
ABVPSF International Value Class A                                                               64,443      (45,654)       18,789
ABVPSF Large Cap Growth Class A                                                                   9,634      (27,999)      (18,365)
ABVPSF Small/Mid Cap Value Class A                                                              154,522      (79,432)       75,090
American Century VP Inflation Protection Class I                                                 68,104      (89,437)      (21,333)
American Funds Global Growth Class 2                                                             88,712      (75,797)       12,915
American Funds Global Small Capitalization Class 2                                               82,676      (51,710)       30,966
American Funds Growth Class 2                                                                   267,373     (304,682)      (37,309)
American Funds Growth-Income Class 2                                                            175,726     (215,262)      (39,536)
American Funds International Class 2                                                            290,235     (128,220)      162,015
BlackRock Global Allocation V.I. Class I                                                        317,543      (55,021)      262,522
Delaware VIP Diversified Income Standard Class                                                  292,999      (88,332)      204,667
Delaware VIP Emerging Markets Standard Class                                                    184,641     (179,278)        5,363
Delaware VIP High Yield Standard Class                                                          308,907     (233,806)       75,101
Delaware VIP Limited-Term Diversified Income Standard Class                                      67,498      (58,568)        8,930
Delaware VIP REIT Standard Class                                                                287,068     (256,843)       30,225
Delaware VIP Small Cap Value Standard Class                                                      53,198      (96,368)      (43,170)
Delaware VIP Smid Cap Growth Standard Class                                                     123,022      (97,249)       25,773
Delaware VIP U.S. Growth Standard Class                                                          93,716       (9,375)       84,341
Delaware VIP Value Standard Class                                                               163,975      (67,580)       96,395
DWS Alternative Asset Allocation VIP Class A                                                     25,364      (31,821)       (6,457)
DWS Equity 500 Index VIP Class A                                                                326,643     (478,956)     (152,313)
DWS Small Cap Index VIP Class A                                                                  34,990      (59,689)      (24,699)
Fidelity VIP Asset Manager Initial Class                                                          1,795       (3,852)       (2,057)
Fidelity VIP Contrafund Service Class                                                           253,897     (260,377)       (6,480)
Fidelity VIP Equity-Income Initial Class                                                          5,377      (60,811)      (55,434)
Fidelity VIP Equity-Income Service Class                                                          8,791      (17,906)       (9,115)
Fidelity VIP Growth Service Class                                                                46,259     (209,150)     (162,891)
Fidelity VIP Growth Opportunities Service Class                                                  38,415      (17,198)       21,217
Fidelity VIP High Income Service Class                                                           18,068      (13,319)        4,749
Fidelity VIP Investment Grade Bond Initial Class                                                 47,323      (51,180)       (3,857)
Fidelity VIP Mid Cap Service Class                                                               64,800      (28,030)       36,770
Fidelity VIP Overseas Service Class                                                              28,207      (46,036)      (17,829)
FTVIPT Franklin Income Securities Class 1                                                        82,184      (47,516)       34,668
FTVIPT Franklin Small-Mid Cap Growth Securities Class 1                                          19,817      (58,949)      (39,132)
FTVIPT Mutual Shares Securities Class 1                                                          59,914      (38,244)       21,670
FTVIPT Templeton Foreign Securities Class 1                                                      13,594      (35,954)      (22,360)
FTVIPT Templeton Foreign Securities Class 2                                                      27,918      (31,527)       (3,609)
FTVIPT Templeton Global Bond Securities Class 1                                                  51,282     (136,332)      (85,050)
FTVIPT Templeton Growth Securities Class 1                                                       10,121      (22,798)      (12,677)
FTVIPT Templeton Growth Securities Class 2                                                        6,506      (17,066)      (10,560)
Invesco V.I. American Franchise Series I                                                      1,529,019      (88,925)    1,440,094
Invesco V.I. Capital Appreciation Series I                                                       36,439   (1,532,547)   (1,496,108)
Invesco V.I. Core Equity Series I                                                                71,286      (77,368)       (6,082)
Invesco V.I. Diversified Income Series I                                                         27,653      (29,759)       (2,106)
Invesco V.I. International Growth Series I                                                       42,385      (47,334)       (4,949)
Janus Aspen Balanced Institutional Class                                                         29,887     (123,710)      (93,823)
Janus Aspen Balanced Service Class                                                                7,294      (17,814)      (10,520)
Janus Aspen Enterprise Service Class                                                              3,333       (5,126)       (1,793)
Janus Aspen Global Research Institutional Class                                                  81,778     (121,677)      (39,899)
Janus Aspen Global Research Service Class                                                         6,363       (9,472)       (3,109)
Janus Aspen Global Technology Service Class                                                      59,990      (46,477)       13,513
LVIP Baron Growth Opportunities Standard Class                                                    3,115       (3,995)         (880)
LVIP Baron Growth Opportunities Service Class                                                    62,869      (23,501)       39,368
LVIP BlackRock Equity Dividend RPM Standard Class                                                41,773      (21,450)       20,323
LVIP BlackRock Inflation Protected Bond Standard Class                                          389,189     (284,911)      104,278
LVIP Capital Growth Standard Class                                                               18,866       (4,856)       14,010
LVIP Clarion Global Real Estate Standard Class                                                   58,704      (39,670)       19,034
LVIP Columbia Small-Mid Cap Growth RPM Standard Class                                            22,445      (36,293)      (13,848)

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT R


                                                                                                UNITS       UNITS       NET INCREASE
SUBACCOUNT                                                                                      ISSUED      REDEEMED    (DECREASE)
------------------------------------------------------------------------------------------------------------------------------------
LVIP Delaware Bond Standard Class                                                                458,323     (210,592)     247,731
LVIP Delaware Diversified Floating Rate Standard Class                                            12,816       (7,331)       5,485
LVIP Delaware Foundation Aggressive Allocation Standard Class                                     10,292      (28,356)     (18,064)
LVIP Delaware Growth and Income Standard Class                                                    14,440       (4,036)      10,404
LVIP Delaware Social Awareness Standard Class                                                      7,450      (26,810)     (19,360)
LVIP Delaware Special Opportunities Standard Class                                                22,698       (7,156)      15,542
LVIP Dimensional Non-U.S. Equity RPM Standard Class                                               38,463       (1,298)      37,165
LVIP Dimensional U.S. Equity RPM Standard Class                                                   51,883         (745)      51,138
LVIP Dimensional/Vanguard Total Bond Standard Class                                              353,151       (2,683)     350,468
LVIP Global Income Standard Class                                                                 55,552      (16,693)      38,859
LVIP JPMorgan High Yield Standard Class                                                           48,348       (4,598)      43,750
LVIP JPMorgan Mid Cap Value RPM Standard Class                                                    23,290      (15,681)       7,609
LVIP Managed Risk Profile 2010 Standard Class                                                      5,760       (5,619)         141
LVIP Managed Risk Profile 2020 Standard Class                                                      6,236       (6,509)        (273)
LVIP Managed Risk Profile 2030 Standard Class                                                     20,412       (5,781)      14,631
LVIP Managed Risk Profile 2040 Standard Class                                                     15,934      (14,041)       1,893
LVIP Managed Risk Profile Conservative Standard Class                                             43,108      (71,205)     (28,097)
LVIP Managed Risk Profile Growth Standard Class                                                  184,845     (177,082)       7,763
LVIP Managed Risk Profile Moderate Standard Class                                                247,003     (139,269)     107,734
LVIP MFS International Growth Standard Class                                                      46,366      (25,128)      21,238
LVIP MFS Value Standard Class                                                                     85,573      (86,454)        (881)
LVIP Mid-Cap Value Standard Class                                                                 27,853      (10,112)      17,741
LVIP Mondrian International Value Standard Class                                                 134,093     (134,190)         (97)
LVIP Money Market Standard Class                                                               4,613,167   (3,393,876)   1,219,291
LVIP SSgA Bond Index Standard Class                                                               82,108      (89,369)      (7,261)
LVIP SSgA Conservative Index Allocation Standard Class                                             3,745         (158)       3,587
LVIP SSgA Conservative Structured Allocation Standard Class                                          135          (33)         102
LVIP SSgA Developed International 150 Standard Class                                              14,041      (13,075)         966
LVIP SSgA Emerging Markets 100 Standard Class                                                    187,466     (162,070)      25,396
LVIP SSgA Global Tactical Allocation RPM Standard Class                                           65,857      (23,665)      42,192
LVIP SSgA International Index Standard Class                                                      37,904       (8,332)      29,572
LVIP SSgA Large Cap 100 Standard Class                                                            22,914       (2,066)      20,848
LVIP SSgA Moderate Index Allocation Standard Class                                                 7,989       (4,009)       3,980
LVIP SSgA Moderate Structured Allocation Standard Class                                           83,201       (3,599)      79,602
LVIP SSgA Moderately Aggressive Index Allocation Standard Class                                  262,641       (3,182)     259,459
LVIP SSgA Moderately Aggressive Structured Allocation Standard Class                              65,209       (2,124)      63,085
LVIP SSgA S&P 500 Index Standard Class                                                           383,963     (319,864)      64,099
LVIP SSgA Small-Cap Index Standard Class                                                          55,675      (15,333)      40,342
LVIP SSgA Small-Mid Cap 200 Standard Class                                                        10,182       (2,040)       8,142
LVIP T. Rowe Price Growth Stock Standard Class                                                    41,886       (8,141)      33,745
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class                                       51,593      (29,089)      22,504
LVIP Templeton Growth RPM Standard Class                                                           9,290       (7,124)       2,166
LVIP UBS Large Cap Growth RPM Standard Class                                                      38,996      (21,724)      17,272
LVIP Vanguard Domestic Equity ETF Standard Class                                                   2,849         (219)       2,630
LVIP Vanguard International Equity ETF Standard Class                                             59,421      (18,915)      40,506
M Capital Appreciation                                                                             5,032       (1,957)       3,075
M International Equity                                                                            18,926      (31,632)     (12,706)
M Large Cap Growth                                                                                 7,842       (4,475)       3,367
M Large Cap Value                                                                                  6,199      (12,017)      (5,818)
MFS VIT Core Equity Initial Class                                                                 11,175       (2,406)       8,769
MFS VIT Growth Initial Class                                                                      71,273      (84,213)     (12,940)
MFS VIT Total Return Initial Class                                                                40,593     (124,085)     (83,492)
MFS VIT Utilities Initial Class                                                                   90,597      (91,970)      (1,373)
NB AMT Large Cap Value I Class                                                                     4,612       (5,235)        (623)
NB AMT Mid Cap Growth I Class                                                                     41,337      (79,578)     (38,241)
NB AMT Mid Cap Intrinsic Value I Class                                                            15,393      (15,082)         311
PIMCO VIT CommodityRealReturn Strategy Administrative Class                                       81,750      (42,720)      39,030
Putnam VT Global Health Care Class IB                                                             38,263       (5,517)      32,746
Putnam VT Growth & Income Class IB                                                                15,191       (4,723)      10,468

7. SUBSEQUENT EVENT

Management evaluated subsequent events through the date these financial statements were issued and determined there were no additional matters to be disclosed.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



Board of Directors of The Lincoln National Life Insurance Company
     and
Contract Owners of Lincoln Life Flexible Premium Variable Life Account R

We have audited the accompanying statements of assets and liabilities of Lincoln Life Flexible Premium Variable Life Account R ("Variable Account"), comprised of the subaccounts described in Note 1, as of December 31, 2013, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended, or for those sub-accounts operating for portions of such periods as disclosed in the financial statements. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2013, by correspondence with the fund companies, or their transfer agents, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting Lincoln Life Flexible Premium Variable Life Account R at December 31, 2013, and the results of their operations and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.



/s/ ERNST & YOUNG LLP
Philadelphia, Pennsylvania
April 1, 2014

                           PART C - OTHER INFORMATION

Item 26. EXHIBITS

(a) Resolution of the Board of Directors of The Lincoln National Life Insurance Company and related documents authorizing establishment of the Account.(1)


(b) Not applicable.

(c) (1) Selling Agreement between The Lincoln National Life Insurance Company and Lincoln Financial Distributors, Inc.(5) and an Amendments(7)

(d) (1) Policy Form LN697(11)

     (2) Enhanced Surrender Value Rider-Policy Form LR541(12)

     (3) Estate Tax Repeal Rider-Policy Form LR511.(6)

     (4) No-Lapse Enhancement Rider-Policy Form LR697(11)

     (5) Premium Reserve Rider-Policy Form LR543(12)

     (6) Overloan Protection Rider-LR540.(9)

(e) Application-Form LFF06399(12)

(f) (1) Articles of Incorporation of The National Lincoln Life Insurance Company.(4)

     (2) Bylaws of The National Lincoln Life Insurance Company.(8)

(g) Form of Reinsurance Contracts.(10)

(h) Fund Participation Agreements, and amendments thereto, between The Lincoln National Life Insurance Company and:

     (1) AIM Variable Insurance Funds (Invesco Variable Insurance Funds)(13)

     (2) AllianceBernstein Variable Products Series Fund, Inc.(15)

     (3) American Century Variable Portfolios II, Inc.(14)

     (4) American Funds Insurance Series(13)

     (5) BlackRock Variable Series Funds, Inc (14)

     (6) Delaware VIP Trust(15)

     (7) DWS Variable Series II (15)

     (8) Fidelity Variable Insurance Products(15)

     (9) Franklin Templeton Variable Insurance Products Trust(3)

     (10) Legg Mason Partners Variable Equity Trust(15)

     (11) Lincoln Variable Insurance Products Trust(15)

     (12) MFS Variable Insurance Trust(13)

     (13) PIMCO Variable Insurance Trust(14)

(i) Accounting and Financial Administration Services Agreement dated October 1, 2007 among Mellon Bank, N.A., The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York.(2)

(j) Not applicable.

(k) Opinion and Consent of John L. Reizian, Esquire

(l) Not Applicable.

(m) Not Applicable.

(n) Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm

(o) Not applicable.

(p) Not applicable.

(q) Compliance Procedures(15).
--------------
(1) Incorporated by reference to Registrant's Registration Statement on Form S-6 (File No. 333-43107) filed on December 23, 1997.

(2) Incorporated by reference to Registration Statement on Form N-4 (File No. 333-147673) filed on November 28, 2007.

(3) Incorporated by reference to Post-Effective Amendment No. 18 on Form N-6 (File No. 333-146507) filed on April 3, 2012.

(4) Incorporated by reference to Registration Statement on Form N-4 (File No. 333-04999) filed on September 24, 1996.

(5) Incorporated by reference to Post-Effective Amendment No. 24 on Form N-4 (File No. 333-61554) filed on December 18, 2007.

(6) Incorporated by reference to Post-Effective Amendment No. 4 on Form S-6 (File No. 333-33782) filed on September 14, 2001.

(7) (a) Selling Group Agreement for Lincoln Financial Advisors incorporated herein by reference to Post-Effective Amendment No. 16 (File No. 033-25990) filed on April 22, 1999.

  (b) Amendment dated November 22, 1999 to Selling Group Agreement incorporated herein by reference to Post-Effective Amendment No. 18 (File No. 033-25990) filed on April 13, 2000.

  (c) Amendment dated February 14, 2000 to Selling Group Agreement incorporated herein by reference to Post-Effective Amendment No. 18 (File No. 033-25990) filed on April 13, 2000.

  (d) Amended and Restated Principal Underwriting Agreement dated May 1, 2007 between The Lincoln National Life Insurance Company and Lincoln Financial Distributors, Inc. incorporated herein by reference to Post-Effective Amendment No. 24 (File No. 333-61554) filed on December 18, 2007.

(8) Incorporated by reference to Post-Effective Amendment No. 3 on Form N-6 (File No. 333-118478) filed on April 5, 2007.

(9) Incorporated by reference to Post-Effective Amendment No. 2 on Form N-6 (File No. 333-118478) filed on April 6, 2006.

(10) Incorporated by reference to Post-Effective Amendment No. 1 on Form N-6 (File No. 333-139960) filed on April 1, 2008.

(11) Incorporated by reference to Registration Statement on Form N-6 (File No. 333-145235) filed on August 8, 2007.

(12) Incorporated by reference to Pre-Effective Amendment No. 1 on Form N-6 (File No. 333-139960) filed on July 31, 2007.

(13) Incorporated by reference to Poste-Effective Amendment No. 21 on Form N-6 (File No. 333-146507) filed on April 2, 2013.

(14) Incorporated by reference to Post-Effective Amendment No. 16 on Form N-6 (File No. 333-146507) filed on April 1, 2011.

(15) Incorporated by reference to Post-Effective Amendment No. 22 on Form N-6 (File No. 333-146507) filed on April 1, 2014.

Item 27. Directors and Officers of the Depositor


Name                          Positions and Offices with Depositor
---------------------------   -------------------------------------------------------------------
Dennis R. Glass**             President and Director
Mark E. Konen**               Executive Vice President and Director
Keith J. Ryan*                Vice President and Director
Jeffrey D. Coutts**           Senior Vice President and Treasurer
Charles A. Brawley, III**     Senior Vice President, Associate General Counsel and Secretary
Ellen G. Cooper***            Executive Vice President, Chief Investment Officer and Director
Randal Freitag**              Executive Vice President, Chief Financial Officer and Director
Charles C. Cornelio***        Executive Vice President, Chief Administrator Officer and Director

         * Principal business address is 1300 South Clinton Street, Fort Wayne, Indiana 46802-3506

     ** Principal business address is 150 North Radnor Chester Road, Radnor, PA 19087

      *** Principal business address is 100 North Greene Street, Greensboro, NC 27401

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

   Organizational Chart of the Lincoln National Corporation Insurance Company Holding Company System (Incorporated by reference to Post-Effective Amendment No. 2 on Form N-6 (File No. 333-181796) filed on August 6, 2013.)


Item 29. Indemnification

     (a) Brief description of indemnification provisions:

     In general, Article VII of the By-Laws of The Lincoln National Life Insurance Company (Lincoln Life) provides that Lincoln Life will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of Lincoln Life, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or not opposed to the best interests of, Lincoln Life. Certain additional conditions apply to indemnification in criminal proceedings.

     In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln Life in connection with suits by, or in the right of, Lincoln Life.

     Please refer to Article VII of the By-Laws of Lincoln Life (Exhibit No. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, Indiana law.

     (b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriter

   (a) Lincoln Financial Distributors, Inc. is the principal underwriter for Lincoln National Variable Annuity Fund A (Group); Lincoln National Variable Annuity Fund A (Individual); Lincoln National Variable Annuity Account C; Lincoln Life Flexible Premium Variable Life Account D; Lincoln National Flexible Premium Variable Life Account E; Lincoln National Flexible Premium Variable Life Account F; Lincoln National Variable Annuity Account H; Lincoln Life Flexible Premium Variable Life Account J; Lincoln Life Flexible Premium Variable Life Account K; Lincoln National Variable Annuity Account L; Lincoln Life Flexible Premium Variable Life Account M; Lincoln Life Variable Annuity Account N; Lincoln Life Variable Annuity Account Q; Lincoln Life Flexible Premium Variable Life Account S; Lincoln Life Variable Annuity Account T; Lincoln Life Variable Annuity Account W; Lincoln Life Flexible Premium Variable Life Account Y; and Lincoln National Variable Annuity Account 53.

     (b) Officers and Directors of Lincoln Financial Distributors, Inc.:


Name                       Positions and Offices with Underwriter
------------------------   -------------------------------------------------------------
Wilford H. Fuller*         President, Chief Executive Officer and Director
Patrick J. Caulfield**     Vice President and Chief Compliance Officer, Senior Counsel
Ronald W. Turpin***        Vice President and Interim Chief Financial Officer
Nancy A. Smith*            Secretary
Elizabeth M. O'Brien*      Senior Vice President and Director
Jeffrey D. Coutts*         Senior Vice President, Treasurer
Thomas O'Neill*            Senior Vice President, Chief Operating Officer, and Director

   * Principal Business address is 150 N. Radnor Chester Road, Radnor, PA 19087

         ** Principal Business address is 350 Church Street, Hartford, CT 06103

       *** Principal business address is 1300 South Clinton Street, Fort Wayne, Indiana 46802-3506

     (c)  N/A

Item 31. Location of Accounts and Records

All accounts, books, and other documents, except accounting records, required to be maintained by Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company, 1300
S. Clinton Street, Fort Wayne, Indiana 46802 and at One Granite Place, Concord, New Hampshire 03301. The accounting records are maintained by Bank of New York Mellon, N.A., One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania 15258.

Item 32. Management Services

Not Applicable.

Item 33. Fee Representation

Lincoln Life represents that the fees and charges deducted under the policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Lincoln Life.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, Lincoln Life Flexible Premium Variable Life Account R, has duly caused this Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 (File No. 333-145235; 811-08579; CIK: 0001051932) to be signed on its behalf by the undersigned duly authorized, in the City of Greensboro and State of North Carolina on the 1st day of April, 2014. Registrant certifies that this amendment meets all of the requirements pursuant to Rule 485(b) under the Securities Act of 1933.

             LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT R
             (REGISTRANT)


             By         /s/ Michael L. Parker
                -------------------------------------
                Michael L. Parker
                Vice President
                The Lincoln National Life Insurance Company




             THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
             (DEPOSITOR)


             By         /s/ Michael L. Parker
                -------------------------------------
                Michael L. Parker
                Vice President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 (File No.: 333-145235; 811-08579; CIK: 0001051932) has been signed below on April 1, 2014 by the following persons, as officers and directors of the Depositor, in the capacities indicated.

SIGNATURE                                          TITLE
---------                                          -----
/s/ Dennis R. Glass *
------------------------------                     President and Director
Dennis R. Glass

/s/ Charles C. Cornelio *
------------------------------                     Executive Vice President; Chief Administrative Officer
Charles C. Cornelio                                and Director

/s/ Ellen G. Cooper *
------------------------------                     Executive Vice President, Chief Investment Officer
Ellen G. Cooper

/s/ Randal J. Freitag *
------------------------------                     Executive Vice President; Chief Financial Officer and Director
Randal J. Freitag

/s/ Mark E. Konen *
------------------------------                     Executive Vice President and Director
Mark E. Konen

/s/ Keith J. Ryan *
------------------------------                     Vice President and Director
Keith J. Ryan





* By     /s/ John L. Reizian
     ------------------------------
      John L. Reizian
      Attorney-in-Fact, pursuant to a Power-
      of-Attorney filed with this Registration
      Statement

                               POWER OF ATTORNEY

We, the undersigned directors and/or officers of The Lincoln National Life Insurance Company, hereby constitute and appoint Delson R. Campbell, Scott C. Durocher, Kimberly A. Genovese, Daniel P. Herr, Donald E. Keller, Brian A. Kroll, John L. Reizian, Lawrence A. Samplatsky, Stephen R. Turer and John D. Weber, individually, our true and lawful attorneys-in-fact, with full power to each of them to sign for us, in our names and in the capacities indicated below, any Registration Statements and any and all amendments to Registration Statements; including exhibits, or other documents filed on Forms N-6 or N-4 or any successors or amendments to these Forms, filed with the Securities and Exchange Commission, under the Securities Act of 1933 and/or Securities Act of 1940, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any such amendments to said Registration Statements as follows:

VARIABLE LIFE INSURANCE SEPARATE ACCOUNTS:

Lincoln Life Flexible Premium Variable Life Account D: File No. 033-00417; 811-04592
Lincoln Life Flexible Premium Variable Life Account F: File No. 033-14692, 333-40745; 811-05164
Lincoln Life Flexible Premium Variable Life Account G: File No. 033-22740; 811-05585
Lincoln Life Flexible Premium Variable Life Account J: File No. 033-76434; 811-08410
Lincoln Life Flexible Premium Variable Life Account K: File No. 033-76432; 811-08412
Lincoln Life Flexible Premium Variable Life Account M: File No. 333-82663, 333-84360, 333-42479, 333-54338, 333-84370, 333-63940, 333-111137, 333-111128,
333-118478, 333-118477, 333-145090, 333-139960, 333-146507; 333-181796;
333-191329; 333-192303; 811-08557
Lincoln Life Flexible Premium Variable Life Account R: File No. 333-43107, 333-33782, 333-90432, 333-115882, 333-125792, 333-125991, 333-145235,
333-145239; 333-188891; 811-08579
Lincoln Life Flexible Premium Variable Life Account S: File No. 333-72875, 333-104719, 333-125790; 811-09241
Lincoln Life Flexible Premium Variable Life Account Y: File No. 333-81884, 333-81882, 333-90438, 333-118482, 333-118481, 333-115883; 333-156123; 811-21028
Lincoln Life Flexible Premium Variable Life Account JF-A: File No. 333-144268, 333-144269, 333-144271, 333-144272; 333-144273, 333-144274, 333-144275;
811-04160
Lincoln Life Flexible Premium Variable Life Account JF-C: File No. 333-144270, 333-144264; 811-08230

VARIABLE ANNUITY SEPARATE ACCOUNTS:

Lincoln National Variable Annuity Fund A: File No. 002-26342, 002-25618;
811-01434
Lincoln National Variable Annuity Account C: 033-25990, 333-50817, 333-68842, 333-112927; 333-179107; 811-03214
Lincoln National Variable Annuity Account E: 033-26032; 811-04882
Lincoln National Variable Annuity Account H: 033-27783, 333-18419, 333-35780, 333-35784, 333-61592, 333-63505, 333-135219; 333-170695; 333-175888; 333-181615;
811-05721
Lincoln National Variable Annuity Account L: 333-04999; 333-187072; 333-187069; 333-187070; 333-187071; 811-07645
Lincoln Life Variable Annuity Account N: 333-40937, 333-36316, 333-36304, 333-61554, 333-135039, 333-138190, 333-149434; 333-170529; 333-170897;
333-172328; 333-174367; 333-181612; 333-186894; 811-08517
Lincoln Life Variable Annuity Account Q: 333-43373; 811-08569
Lincoln Life Variable Annuity Account T: 333-32402, 333-73532; 811-09855
Lincoln Life Variable Annuity Account W: 333-52572, 333-52568, 333-64208; 811-10231
Lincoln Life Variable Annuity Account JL-A: File No. 333-141888; 811-02188 Lincoln Life Variable Annuity Account JF-I: File No. 333-144276, 333-144277; 811-09779
Lincoln Life Variable Annuity Account JF-II: File No. 333-144278; 811-08374

Except as otherwise specifically provided herein, the power-of-attorney granted herein shall not in any manner revoke in whole or in part any power-of-attorney that each person whose signature appears below has previously executed. This power-of-attorney shall not be revoked by any subsequent power-of-attorney each person whose signature appears below may execute, unless such subsequent power specifically refers to this power-of-attorney or specifically states that the instrument is intended to revoke all prior general powers-of-attorney or all prior powers-of-attorney.

This Power-of-Attorney may be executed in separate counterparts each of which when executed and delivered shall be an original; but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies, each signed by less than all, but together signed by all, of the undersigned.


SIGNATURE                                          TITLE
---------                                          -----
/s/ Dennis R. Glass
------------------------------                     President and Director
Dennis R. Glass

/s/ Charles C. Cornelio
------------------------------                     Executive Vice President; Chief Administrative Officer
Charles C. Cornelio                                and Director

/s/ Ellen Cooper
------------------------------                     Executive Vice President, Chief Investment Officer
Ellen Cooper                                       and Director

/s/ Randal J. Freitag
------------------------------                     Executive Vice President; Chief Financial Officer and Director
Randal J. Freitag

/s/ Mark E. Konen
------------------------------                     Executive Vice President and Director
Mark E. Konen

/s/ Keith J. Ryan
------------------------------                     Vice President and Director
Keith J. Ryan


We, Delson R. Campbell, Scott C. Durocher, Kimberly A. Genovese, Daniel P. Herr, Donald E. Keller, Brian A. Kroll, John L. Reizian, Lawrence A. Samplatsky, Stephen R. Turer and John D. Weber, have read the foregoing Power of Attorney. We are the person(s) identified therein as agent(s) for the principal named therein. We acknowledge our legal responsibilities.

/s/ Delson R. Campbell
------------------------------------
Delson R. Campbell

/s/ Scott C. Durocher
------------------------------------
Scott C. Durocher

/s/ Kimberly A. Genovese
------------------------------------
Kimberly A. Genovese

/s/ Daniel P. Herr
-------------------------------------
Daniel P. Herr

/s/ Donald E. Keller
----------------------------------
Donald E. Keller

/s/ Brian A. Kroll
------------------------------------
Brian A. Kroll

/s/ John L. Reizian
------------------------------------
John L. Reizian

/s/ Lawrence A. Samplatsky
------------------------------------
Lawrence A. Samplatsky

/s/ Stephen R. Turer
------------------------------------
Stephen R. Turer

/s/ John D. Weber
------------------------------------
John D. Weber

Version dated: October 2013